Filed with the Securities and Exchange Commission on April 10, 2017
REGISTRATION NO. 333-162676
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 25
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 161
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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SUN-JIN MOON, ESQ.
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREEET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
MICHAEL A. PIGNATELLA
VICE PRESIDENT
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-3814
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® ADVISORSM VARIABLE ANNUITY SERIES (“ADVISOR SERIES”)
(For Annuities purchased prior to February 25, 2013)
Flexible Premium Deferred Annuity
PROSPECTUS: MAY 1, 2017
This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which we refer to in this prospectus as the “Annuity” or the “Advisor Series”. This prospectus is for informational or educational purposes.
It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials Pruco Life of New Jersey is not acting as a fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice. If you are receiving this prospectus, it is because you currently own one of these Annuities These Annuities are no longer offered for new sales. The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
THE SUB-ACCOUNTS
The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.                                                                  PPADVNY2PROS

PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THESM OR ® SYMBOLS.

 FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: May 1, 2017	Statement of Additional Information dated: May 1, 2017

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio [1]
AST Advanced Strategies Portfolio [1]
AST AQR Emerging Markets Equity Portfolio [4]
AST AQR Large-Cap Portfolio [4]
AST Balanced Asset Allocation Portfolio [1]
AST BlackRock Global Strategies Portfolio [1]
AST BlackRock Low Duration Bond Portfolio[3]
AST BlackRock/Loomis Sayles Bond Portfolio[3]
AST Bond Portfolio 2017 [2]
AST Bond Portfolio 2018 [2]
AST Bond Portfolio 2019 [2]
AST Bond Portfolio 2020 [2]
AST Bond Portfolio 2021 [2]
AST Bond Portfolio 2022 [2]
AST Bond Portfolio 2023 [2]
AST Bond Portfolio 2024 [2]
AST Bond Portfolio 2025 [2]
AST Bond Portfolio 2026[2]
AST Bond Portfolio 2027[2]
AST Bond Portfolio 2028[2]
AST Capital Growth Asset Allocation Portfolio [1]
AST ClearBridge Dividend Growth Portfolio [3]
AST Cohen & Steers Realty Portfolio [3]
AST FI Pyramis® Quantitative Portfolio [1,5]
AST Global Real Estate Portfolio [3]
AST Goldman Sachs Large-Cap Value Portfolio [3]
AST Goldman Sachs Mid-Cap Growth Portfolio [3]
AST Goldman Sachs Multi-Asset Portfolio [1]
AST Goldman Sachs Small-Cap Value Portfolio [3]
AST Government Money Market Portfolio[3]
AST High Yield Portfolio [3]
AST Hotchkis & Wiley Large-Cap Value Portfolio[3]
AST International Growth Portfolio [3]
AST International Value Portfolio [3]
AST Investment Grade Bond Portfolio [2]
AST J.P. Morgan Global Thematic Portfolio [1]
AST J.P. Morgan International Equity Portfolio [3]
AST J.P. Morgan Strategic Opportunities Portfolio [1]
AST Jennison Large-Cap Growth Portfolio [3]
AST Legg Mason Diversified Growth Portfolio[4]
AST Loomis Sayles Large-Cap Growth Portfolio [3]
AST Lord Abbett Core Fixed Income Portfolio [3]
AST Managed Alternatives Portfolio[4]
AST MFS Global Equity Portfolio [3]
AST MFS Growth Portfolio [3]
AST MFS Large-Cap Value Portfolio [3]
AST Morgan Stanley Multi-Asset Portfolio [4]
AST Neuberger Berman Long/Short Growth Portfolio [4]

AST Neuberger Berman/LSV Mid-Cap Value Portfolio [3]
AST New Discovery Asset Allocation Portfolio [1]
AST Parametric Emerging Markets Equity Portfolio [3]
AST Preservation Asset Allocation Portfolio [1]
AST Prudential Core Bond Portfolio [3]
AST Prudential Growth Allocation Portfolio [1]
AST QMA Large-Cap Portfolio [4]
AST QMA US Equity Alpha Portfolio [3]
AST Quantitative Modeling Portfolio [4]
AST RCM World Trends Portfolio [1]
AST Small-Cap Growth Portfolio [3]
AST Small-Cap Growth Opportunities Portfolio[3]
AST Small-Cap Value Portfolio [3]
AST T. Rowe Price Asset Allocation Portfolio [1]
AST T. Rowe Price Growth Opportunities Portfolio [4]
AST T. Rowe Price Large-Cap Growth Portfolio [3]
AST T. Rowe Price Large-Cap Value Portfolio [3]
AST T. Rowe Price Natural Resources Portfolio [3]
AST Templeton Global Bond Portfolio [3]
AST WEDGE Capital Mid-Cap Value Portfolio[3]
AST Wellington Management Hedged Equity Portfolio [1]
AST Wellington Management Real Total Return Portfolio[4]
AST Western Asset Core Plus Bond Portfolio [3]
AST Western Asset Emerging Markets Debt Portfolio [4]
ProFunds VP Portfolios
Consumer Goods [3]
Consumer Services [3]
Financials [3]
Health Care [3]
Industrials [3]
Large-Cap Growth [3]
Large-Cap Value [3]
Mid-Cap Growth [3]
Mid-Cap Value [3]
Real Estate [3]
Small-Cap Growth [3]
Small-Cap Value [3]
Telecommunications [3]
Utilities [3]

(1) Available with all living and death benefits.
(2) The variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(3) Not available with HDI v2.1 and 2.0 Suite of benefits.
(4) Not available if you purchase any optional benefit.
(5) Pyramis is a registered service mark of FMR LLC. Used with permission.

(i)

PROCESSING AND VALUING TRANSACTIONS	89
TAX CONSIDERATIONS	91
NONQUALIFIED ANNUITY CONTRACTS	91
QUALIFIED ANNUITY CONTRACTS	94
OTHER INFORMATION	100
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT	100
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS	102
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY	103
APPENDIX A - ACCUMULATION UNIT VALUES	A-1
APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS	B-1
APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS	C-1
APPENDIX D – HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT – NO LONGER AVAILABLE FOR NEW ELECTIONS
D-1
APPENDIX E – OPTIONAL DEATH BENEFITS	E-1
APPENDIX F – FORMULA FOR GRO PLUS II	F-1
APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II	G-1
APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE, HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS
H-1

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments made to the Owner are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account or other option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value lessev any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued , not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses (if any) that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options.

ANNUITY OWNER TRANSACTION EXPENSES
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying Portfolio annual expenses. These fees and charges are described in more detail within this prospectus.

FEE/CHARGE
Sales Charge	None
Transfer Fee[1]	$10

PERIODIC FEES AND CHARGES
FEE/CHARGE
Annual Maintenance Fee [2,4]	Lesser of $30 or 2% of Account Value
Mortality & Expense Risk Charge	0.40%
Administration Charge	0.15%
Total Annualized Insurance Charge [3,4]	0.55%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year.

2
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

3	The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is deducted daily from the Sub-accounts only.

4
For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense Risk and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/ CHARGE [4]	TOTAL CHARGE
HIGHEST DAILY LIFETIME INCOME v2.1 [7] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.00%	0.55% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 [7] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.10%	0.55% + 1.10%
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [7] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.40%	0.55% + 1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT [7] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.50%	0.55% + 1.50%

YOUR OPTIONAL BENEFIT FEES AND CHARGES
HIGHEST DAILY LIFETIME INCOME 2.0 [8] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.00%	0.55% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 [8] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.10%	0.55% + 1.10%
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [8] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.40%	0.55% + 1.40%
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT [8] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	2.00%	0.55% + 2.00%
Current Charge	1.50%	0.55% + 1.50%
HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY LIFETIME INCOME [9] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	1.50%	.55% + 1.50%
Current Charge	0.95%	.55% + 0.95%
HIGHEST DAILY LIFETIME 6 PLUS INCOME [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	1.50%	0.55% + 1.50%
Current Charge	0.85%	0.55% + 0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME [10] (assessed against greater of Account Value and Protected Withdrawal Value)
Maximum Charge [5]	1.50%	0.55% + 1.50%
Current Charge	0.95%	0.55% + 0.95%
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II) (assessed as a percentage of the daily net assets of the Sub-accounts)
Charge [6]	0.60%	1.15%
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II) (assessed as a percentage of the daily net assets of the Sub-accounts)
Charge [6]	0.60%	1.15%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (“HAV”) [11] (assessed as a percentage of the daily net assets of the Sub-accounts)
Charge [6]	0.40%	0.95%

(4)
The charge for each of Highest Daily Lifetime Income Suite of Benefits listed above is assessed against the greater of Account Value and Protected Withdrawal Value (PWV). We deduct this charge on quarterly anniversaries of the benefit effective date. More information regarding the quarterly deductions and a description of the PWV appear in the Living Benefits section of this prospectus. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.

How the Optional Benefit Fees and Charges are Determined
For Highest Daily Lifetime Income Suite of Benefits listed above: The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the .55% annualized charge of amounts invested in the Sub-accounts. The charge for each of GRO Plus II, Highest Daily GRO II, and Highest Anniversary Value Death Benefit is assessed as a percentage of the daily net assets of the Sub-accounts.
Highest Daily Lifetime Income v2.1 and 2.0: 1.00% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
Spousal Highest Daily Lifetime Income v2.1 and 2.0: 1.10% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.40% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
Spousal Highest Daily Lifetime Income v2.1 and 2.0 with Highest Annual Death Benefit: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.

(5)
We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for new benefit election up to the maximum indicated.

(6)
Because there is no higher charge to which we could increase the current charge, the current charge and maximum charge are one and the same. Thus, so long as you retain the benefit, we cannot increase your charge for the benefit.

(7)	This benefit is currently available to you subject to our eligibility requirements.

(8)	This benefit was offered from August 20, 2012 to February 24, 2013.

(9)	This benefit was offered from January 24, 2011 to August 19, 2012.

(10)	This benefit was offered from March 15, 2010 to January 23, 2011.

(11)	This benefit was offered from March 15, 2010 to August 19, 2012.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios for the year ended December 31, 2016 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.59%	4.07%
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2016, except as noted and except if the underlying Portfolio’s inception date is subsequent to December 31, 2016. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com .

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.03%	0.11%	0.06%	0.00%	0.63%	1.47%	0.00%	1.47%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.04%	0.95%	0.02%	0.93%
AST AQR Emerging Markets Equity Portfolio*	0.93%	0.27%	0.25%	0.00%	0.00%	0.00%	1.45%	0.03%	1.42%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock Global Strategies Portfolio	0.81%	0.05%	0.25%	0.01%	0.00%	0.04%	1.16%	0.00%	1.16%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.05%	0.25%	0.00%	0.00%	0.00%	0.77%	0.06%	0.71%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.03%	0.00%	0.00%	0.77%	0.04%	0.73%
AST Bond Portfolio 2017	0.47%	0.11%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2018	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.47%	0.24%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2020	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2021	0.47%	0.07%	0.25%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
AST Bond Portfolio 2022	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2023*	0.47%	0.35%	0.25%	0.00%	0.00%	0.00%	1.07%	0.14%	0.93%
AST Bond Portfolio 2024*	0.47%	1.08%	0.25%	0.00%	0.00%	0.00%	1.80%	0.87%	0.93%
AST Bond Portfolio 2025	0.47%	0.07%	0.25%	0.00%	0.00%	0.00%	0.79%	0.00%	0.79%
AST Bond Portfolio 2026	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2027	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2028	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST FI Pyramis® Quantitative Portfolio	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Goldman Sachs Mid-Cap Growth Portfolio	0.82%	0.01%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.08%	0.25%	0.00%	0.00%	0.02%	1.11%	0.15%	0.96%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.02%	1.07%	0.01%	1.06%
AST Government Money Market Portfolio (formerly Money Market Portfolio)*	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.02%	0.57%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST Hotchkis & Wiley Large-Cap Value Portfolio	0.56%	0.03%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST International Growth Portfolio*	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.01%	1.09%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.07%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.06%	0.25%	0.04%	0.00%	0.00%	1.16%	0.01%	1.15%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Legg Mason Diversified Growth Portfolio*	0.73%	0.25%	0.25%	0.00%	0.00%	0.11%	1.34%	0.27%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.06%	0.92%
AST Lord Abbett Core Fixed Income Portfolio	0.49%	0.02%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST Managed Alternatives Portfolio*	0.15%	2.55%	0.00%	0.00%	0.00%	1.37%	4.07%	2.51%	1.56%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST MFS Large-Cap Value Portfolio	0.67%	0.03%	0.25%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
AST Morgan Stanley Multi-Asset Portfolio*	1.04%	1.44%	0.25%	0.00%	0.00%	0.00%	2.73%	1.31%	1.42%
AST Neuberger Berman Long/Short Portfolio*	1.04%	0.80%	0.25%	0.34%	0.00%	0.00%	2.43%	0.67%	1.76%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.30%	0.25%	0.00%	0.00%	0.00%	1.48%	0.00%	1.48%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Growth Allocation Portfolio	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.03%	0.25%	0.29%	0.27%	0.00%	1.67%	0.00%	1.67%
AST Quantitative Modeling Portfolio	0.25%	0.02%	0.00%	0.00%	0.00%	0.86%	1.13%	0.00%	1.13%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.05%	1.05%	0.00%	1.05%
AST T. Rowe Price Asset Allocation Portfolio	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.00%	0.89%

UNDERLYING PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2016
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST T. Rowe Price Growth Opportunities Portfolio	0.72%	0.10%	0.25%	0.00%	0.00%	0.00%	1.07%	0.00%	1.07%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.01%	0.95%
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	0.68%	0.03%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Templeton Global Bond Portfolio	0.63%	0.10%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.00%	1.12%
AST Wellington Management Real Total Return Portfolio*	1.04%	1.25%	0.25%	0.00%	0.00%	0.10%	2.64%	1.12%	1.52%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.11%	0.25%	0.00%	0.00%	0.00%	1.04%	0.05%	0.99%
ProFund VP Consumer Goods*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Financials*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Health Care*	0.75%	0.65%	0.25%	0.00%	0.00%	0.00%	1.65%	0.00%	1.65%
ProFund VP Industrials*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.69%	0.25%	0.00%	0.00%	0.00%	1.69%	0.01%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Real Estate*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Telecommunications*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.017% of its investment management fee through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST AQR Emerging Markets Equity Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST BlackRock Low Duration Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2023                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2024                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.93% of the Portfolio's average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Large-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Multi-Asset Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, including stamp duty tax paid on foreign securities transactions, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.94% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Manager has contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Goldman Sachs Small-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Government Money Market Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets. This waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust's Board of Trustees.

AST International Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio                                                                                                                                                                                                                                                               The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Legg Mason Diversified Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Loomis Sayles Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.06% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Managed Alternatives Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 1.47% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Morgan Stanley Multi-Asset Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Neuberger Berman Long/Short Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST New Discovery Asset Allocation Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST T. Rowe Price Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees

AST WEDGE Capital Mid-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Real Total Return Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.133% of its investment management fee through June 30, 2018. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Western Asset Emerging Markets Debt Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.05% of its investment management fee through June 30, 2018. This arrangement may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Consumer Services                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Financials                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Health Care                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Industrials                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Large-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Large-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Mid-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Mid-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Real Estate                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Small-Cap Growth                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement. The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Small-Cap Value                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

ProFund VP Telecommunications                                                                                                                                                                                                                                                               ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The table above spans two different fee waiver/reimbursement contractual periods (May 1, 2015 through April 30, 2016 and May 1, 2016 through April 30, 2017). The "Other Expenses" column includes gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.

ProFund VP Utilities                                                                                                                                                                                                                                                               ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2018. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver, or reimbursement.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”

▪	Insurance Charge

▪	Annual Maintenance Fee

▪	Optional benefit fees, as described below
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no transfers, or other transactions for which we charge a fee

▪	No tax charge applies

▪	You elected the Spousal Highest Daily Lifetime Income 2.0 and the HAV Death Benefit (which has the maximum combination of optional benefit charges)
Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$744	$2,222	$3,687	$7,297
If you annuitize your annuity at the end of the applicable time period: [1]	$744	$2,222	$3687	$7,297
If you do not surrender your annuity:	$744	$2,222	$3,687	$7,297
1 Your ability to annuitize in the first Annuity Year may be limited.
Please see Appendix A for a table of Accumulation Unit Values.

SUMMARY
Prudential Premier Advisor Variable Annuity Series (“Advisor Series”)
This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in “underlying” mutual funds.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application. The maximum age for purchasing the Annuity is 85, and the minimum initial Purchase Payment is $10,000.
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits limit your ability to invest in certain variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any variable Investment Option will meet its investment objective.
Please see “Investment Options,” and “Managing Your Account Value” for information.
Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). Your Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.
We currently offer the following optional benefits:

▪	Highest Daily Lifetime Income v2.1

▪	Spousal Highest Daily Lifetime Income v2.1

▪	Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

We previously offered the following optional living benefits during the periods indicated.
Offered from August 20, 2012 to February 24, 2013:

▪	Highest Daily Lifetime Income 2.0

▪	Spousal Highest Daily Lifetime Income 2.0

▪	Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit
Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits.
Offered from January 24, 2011 to August 19, 2012:

▪	Highest Daily Lifetime Income

▪	Spousal Highest Daily Lifetime Income
Please see Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits.
Offered from March 15, 2010 to January 23, 2011:

▪	Highest Daily Lifetime 6 Plus Income

▪	Spousal Highest Daily Lifetime 6 Plus Income
Please see Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize predetermined mathematical formulas to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., Excess Income), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. For Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm we offer two optional benefits, for an additional charge, that guarantee your Account Value to a certain level after a stated period of years. As part of these benefits you may invest only in certain permitted Investment Options. These benefits each utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Under each predetermined mathematical formula, your Account Value may be transferred between certain “permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
These benefits are:

▪	Guaranteed Return Option Plus II*

▪	Highest Daily Guaranteed Return Option II*

*	Available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm.
Please see “Living Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. Please see “Death Benefits” for more information.
Fees and Charges: The Annuity, and the optional living benefits and optional death benefit, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus entitled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see the section entitled “Other Information” for more information about the Annuity, including legal information about Pruco Life of New Jersey, the Separate Account, and Portfolios.

INVESTMENT OPTIONS
The Investment Options under the Annuity consist of the Sub-accounts. In this section, we describe the Portfolios in which the Sub-Accounts invest. We then discuss the investment restrictions that apply if you elect certain optional benefits.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
As a condition of participating in the optional benefits, you will be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a Portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the Portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “Pruco Life of New Jersey and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional benefit. Thus, if you elect an optional benefit you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com .

This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC , both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Portfolios"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options (including any previously offered Prudential Portfolio Combination), we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option or Portfolio Combination, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
Quantitative Management Associates LLC
Western Asset Management Company
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
Quantitative Management Associates LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2017	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST FI Pyramis® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	PGIM Real Estate
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Government Money Market (formerly AST Money Market Portfolio)	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Legg Mason Diversified Growth Portfolio	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC QS Investors, LLC Western Asset Management Company Western Asset Management Company Limited
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST Managed Alternatives Portfolio	Seeks long-term capital appreciation with a focus on downside protection.	PGIM Investments LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Morgan Stanley Multi-Asset Portfolio	Seeks total return.	Morgan Stanley Investment Management, Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers LLC
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.
Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP
EARNEST Partners, LLC
Epoch Investment Partners, Inc.
Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC
Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	Quantitative Management Associates LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price International, Ltd. – Tokyo T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio (formerly AST Value Equity Portfolio)	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.
Wellington Management Company LLP
AST Wellington Management Real Total Return Portfolio	Seeks long-term real total return.	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses,that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Growth Index (the “Index”).	ProFund Advisors LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”).	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Growth Index® (the “Index”).	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).	ProFund Advisors LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
PGIM Fixed Income was formerly known as Prudential Fixed Income. PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC was formerly known as Prudential Investments LLC.
PGIM Real Estate was formerly known as Prudential Real Estate Investors (PREI). PGIM Real Estate is a business unit of PGIM, Inc.
Pyramis is a registered service mark of FMR LLC. Used under license.
Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your participating in certain optional benefits, we limit the Investment Options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable Investment Options are more limited, but you are not subject to mandatory quarterly re-balancing. We call the second group (Group II) our “Custom Portfolios Program.” The Custom Portfolios Program offers a larger menu of Portfolios, but you are subject to certain other restrictions. Specifically:

▪
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the Lord Abbett Core Fixed Income Portfolio, and/or the AST Prudential Core Bond Portfolio; and

▪	you may allocate up to 80% in the Portfolios listed in the table below; and

▪
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Sub-accounts used with this Program, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in the benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program, we will re-balance your Sub-accounts so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program (subject to the predetermined mathematical formula inherent in the benefit); and

▪
between quarter-ends, you may re-allocate your Account Value among the Investment Options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation; and

▪
if you are already participating in the Custom Portfolios Program and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

While those who do not participate in any optional benefit generally may invest in any of the Investment Options described in the prospectus, only those who participate in the optional benefits listed in Group II below may participate in the Custom Portfolios Program. Please note that the Custom Portfolios Program is not available with any of the Highest Daily Lifetime Income v2.1 and 2.0 benefits. If you currently have an optional death benefit that allows you to participate in the Custom Portfolios Program and wish to elect a Highest Daily Lifetime Income v2.1 benefit, you may not continue to invest under the Custom Portfolios Program. Instead, you will have to allocate your Account Value to the Investment Options permitted for the Highest Daily Lifetime Income v2.1 benefit at the time you elect it. If you participate in the Custom Portfolios Program, you may not participate in other Automatic Rebalancing Programs. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination. If you are not participating in the Custom Portfolios Program at the time of any modification or termination, or if you voluntarily transfer your Account Value out of the Custom Portfolios Program after any modification or termination, we may restrict your further eligibility to participate in the Custom Portfolios Program.
In the following tables, we set forth the optional benefits that you may have if you also participate in the Group I or Group II programs, respectively.
Group I: Allowable Benefit Allocations

Highest Daily Lifetime Income v2.1	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1	AST Advanced Strategies Portfolio
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Income 2.0	AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income 2.0	AST FI Pyramis® Quantitative Portfolio
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST Goldman Sachs Multi-Asset Portfolio
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime Income	AST J.P. Morgan Strategic Opportunities Portfolio
Spousal Highest Daily Lifetime Income	AST New Discovery Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST Preservation Asset Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Prudential Growth Allocation Portfolio
GRO Plus II	AST RCM World Trends Portfolio
Highest Daily GRO II	AST T. Rowe Price Asset Allocation Portfolio
Highest Anniversary Value Death Benefit	AST Wellington Management Hedged Equity Portfolio

Group II: Custom Portfolios Program

Highest Daily Lifetime Income	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Income	AST Advanced Strategies Portfolio
Highest Daily Lifetime 6 Plus	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST BlackRock Global Strategies Portfolio
GRO Plus II	AST BlackRock Low Duration Bond Portfolio
Highest Daily GRO II	AST BlackRock/Loomis Sayles Bond Portfolio
Highest Anniversary Value Death Benefit	AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST FI Pyramis® Quantitative Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Managed Alternatives Portfolio

AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Morgan Stanley Multi-Asset Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST RCM World Trends Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Wellington Management Real Total Return Portfolio
AST Western Asset Core Plus Bond Portfolio
Profund VP Consumer Goods Portfolio
Profund VP Consumer Services Portfolio
Profund VP Financials Portfolio
Profund VP Health Care Portfolio
Profund VP Industrials Portfolio
Profund VP Large-Cap Growth Portfolio
Profund VP Large-Cap Value Portfolio
Profund VP Mid-Cap Growth Portfolio
Profund VP Mid-Cap Value Portfolio
Profund VP Real Estate Portfolio
Profund VP Small-Cap Growth Portfolio
Profund VP Small-Cap Value Portfolio
Profund VP Telecommunications Portfolio
Profund VP Utilities Portfolio

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or Custom Portfolio Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee compensates us for the administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts pro rata. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Benefits: If you elect to purchase an optional benefit, we will deduct an additional charge. This charge compensates us for the guarantees proved by the living benefit (as described in “Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumption. For some optional benefits, the charge is assessed against your Account Value allocated to the Sub-accounts. These charges are included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Income v2.1, the charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply.
These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
Tax Charge
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code .  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 70, based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner’s death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.

Additional Purchase Payments: Currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or “EFT” purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment,” above.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

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Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B .
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the “Tax Considerations”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging, or systematic withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

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If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30 th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. Such a request will be effective on the date you sign it. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

▪	a new Annuitant prior to the Annuity Date if the Owner is an entity;

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a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

▪	any permissible designation change if the change request is received at our Service Office after the Annuity Date;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only. A change of Owner, Annuitant, or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we received this notice of change.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, restricting the amount of the advisor’s fee that the advisor can deduct from your account to a specified percentage of your Account Value (this fee cap may change periodically at our discretion). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.
We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio – even though your advisor’s program might call for an increased investment in equity Sub-accounts in that scenario.
We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor’s fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor’s fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.
Special Rules For Distributions To Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code). However, if your Annuity has an optional benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the “qualified” retirement plans enumerated above.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Restrictions On Transfers Between Investment Options”. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, a dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the predetermined mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves a Sub-account corresponding to any ProFund portfolio and/or the AST Government Money Market Sub-account, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Government Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

▪
With respect to each Sub-account (other than the AST Government Money Market Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account or any ProFunds VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

▪
We reserve the right to effect transfers on a delayed basis for all Annuities. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying Portfolios available to them. Since some owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Unless you notify us differently as permitted, withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you participate in an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

▪
If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

▪
If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.

▪	If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.
Please note that if a withdrawal under 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”

SURRENDERS
SURRENDER VALUE
During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any charges assessable as a deduction from the Account Value for any applicable optional benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this Prospectus for information on the impact of the minimum Surrender Value at annuitization.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:

▪
Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable periodically until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

▪
Joint Life Annuity Option. Under the joint lives option, income is payable periodically during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of a second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

▪
Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the second death of an Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

LIVING BENEFITS
Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits at any time for new elections. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value due to investment performance;

▪	guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.

We currently offer the following “living benefits”:
▪ Highest Daily Lifetime Income v2.1
▪ Spousal Highest Daily Lifetime Income v2.1
▪ Highest Daily Lifetime Income v2.1 With Highest Annual Death Benefit
▪ Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit

The following “living benefits” are available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm:
▪ Highest Daily Guaranteed Return Option II (HD GRO II)
▪ Guaranteed Return Option Plus II (GRO PLUS II)

We previously offered the following optional living benefits during the periods indicated.

Offered from August 20, 2012 to February 24, 2013:
▪ Highest Daily Lifetime Income 2.0
▪ Spousal Highest Daily Lifetime Income 2.0
▪ Highest Daily Lifetime Income 2.0 With Highest Annual Death Benefit
▪ Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit

Offered from January 24, 2011 to August 19, 2012:
▪ Highest Daily Lifetime Income
▪ Spousal Highest Daily Lifetime Income

Offered from March 15, 2010 to January 23, 2011:

▪ Highest Daily Lifetime 6 Plus Income
▪ Spousal Highest Daily Lifetime 6 Plus Income

Please see Appendix D for information pertaining to the Highest Daily Lifetime Income 2.0 Suite of benefits; Appendix C for information pertaining to the Highest Daily Lifetime Income Suite of benefits; and Appendix B for information pertaining to the Highest Daily Lifetime 6 Plus Suite of benefits.
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “permitted Sub-accounts” – see “Investment Options” for lists of permitted Sub-accounts available by optional benefit) and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income v2.1 Suite of benefits, Highest Daily Lifetime Income 2.0 Suite of benefits, Highest Daily Lifetime Income Suite of benefits, and Highest Daily Lifetime 6 Plus Suite of benefits use one predetermined mathematical formula. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income and Highest Daily Lifetime 6 Plus Suite of benefits, your Account Value may be transferred between certain “permitted Sub-accounts” and the AST Investment Grade Bond Sub-account. Under each pre-determined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain “permitted Sub-accounts” and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
Here is a general description of each kind of living benefit that exists under this Annuity:
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Highest Daily Lifetime Income v2.1 is one example of this type of benefit.
Under any of the Guaranteed Lifetime Withdrawal Benefits (i.e., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that your Account Value is guaranteed to be at least a specified amount at some point in the future. Thus, these benefits may be appropriate for an annuity Owner who wants a guaranteed minimum Account Value after a specified number of years. Because the guarantee inherent in the benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. HD GRO II is one example of this type of benefit.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
Termination of Existing Benefits and Election of New Benefits
If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period for such an election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes effective. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Highest Daily Lifetime® Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 (including no payment of the Highest Annual Death Benefit). As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initiallyis initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions).
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59  1/2; 4% for ages 59  1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity

Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal.
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of dollar-for-dollar reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00

Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of highest daily auto step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	1.25%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.

Benefits Under Highest Daily Lifetime Income v2.1

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

(*)	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/ V
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11  1/2 months old, resulting in an annuity factor of 14.95)
Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
Other Important Information

▪
The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts, as discussed above.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
Spousal Highest Daily Lifetime® Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the Permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 (including no payment of the Highest Annual Death Benefit). As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date

On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “(Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Amount.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

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if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments.
When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1

▪	The first withdrawal is a Lifetime Withdrawal.
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of dollar-for-dollar reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of highest daily auto step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3

▪	Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charges for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in a cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

(*)	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit Amount).
As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).

Please note that if you elect Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to Zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages

59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1

▪	Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of dollar-for-dollar reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60
Example of highest daily auto step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected

Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HA DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.

All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HA DB

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Annual Death Benefit).

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

▪
Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income v2.1 with HA DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

Charge for Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Highest Daily Lifetime Income v2.1 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.
Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

(*)	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST ANNUAL DEATH BENEFIT
Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

An integral component of Spousal Highest Daily Lifetime Income v2.1 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HA DB is the spousal version of Highest Daily Lifetime Income v2.1 with HA DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HA DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the Permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (including no payment of the Highest Annual Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: (including no payment of the Highest Annual Death Benefit). “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:

(1)	the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and

(ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

■
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

■
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59  1/2; 3.5% for ages 59  1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

■
if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);

■	if we are not then offering this benefit for new issues; or

■	if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HA DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HA DB through additional Purchase Payments. When you elect this benefit and determine the amount of your Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity, in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59 1/2; 3.5% for ages 59 1/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

■	The Issue Date is November 1

■	Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on August 1 of the following calendar year

■	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

■	The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of dollar-for-dollar reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$2,900.00	Less amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64
Example of highest daily auto step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

•
The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

•
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

•
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

•	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

■	The Issue Date is December 3

■	Spousal Highest Daily Lifetime Income v2.1 with HA DB is elected on September 4 of the following calendar year

■	The Account Value at benefit election was $105,000

■	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HA DB

■	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HA DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

■	increased by any Purchase Payments made since that anniversary and,

■	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest

Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

■	increased by the amount of any additional Adjusted Purchase Payments, and

■	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HA DB

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HA DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Annual Death Benefit).

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

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Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

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Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 – 79 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the

Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HA DB will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. There is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii)	upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(viii)	you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or

(ix)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

(*)	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Guaranteed Return Option Plus II (GRO Plus II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to the predetermined mathematical formula described below that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
Under GRO Plus II, we guarantee that on the seventh anniversary of benefit election, and each anniversary thereafter, the Account Value will be not less than the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below). We refer to this initial guarantee as the “base guarantee.” In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may “manually” lock in an enhanced guarantee once per “benefit year” (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count towards the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from “manually” locking-in an enhanced guarantee during the ensuing benefit year. In addition, the fact that you “manually” locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions, and if none exist, then pro rata to your variable Sub-accounts (see below “Key Feature – Allocation of Account Value”). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years prior to the Latest Annuity Date (please see “Annuity Options” for further information). This also applies to a new Owner who has acquired the Annuity from the original Owner.
In this section, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. Regardless of whether we need to contribute funds at the end of a Guarantee Period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee in accordance with your most recent allocation instructions, which means: a) the Custom Portfolios Program or, b) if you are not participating in this program, then such amounts will be allocated to your Sub-accounts on a pro rata basis. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program.
Any addition or transferred amount may be subsequently re-allocated based on the predetermined mathematical formula described below.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 3, 2011 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2012 would increase the base guarantee amount to $130,000.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000

▪	An enhanced guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $380,000
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Base guarantee amount	$173,680
Enhanced guarantee amount	$303,940
Key Feature – Allocation of Account Value For GRO Plus II (and Highest Daily GRO II if elected prior to July 16, 2010)
We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II and Highest Daily GRO II (HD GRO II) (see below for information pertaining to HD GRO II). For purposes of these benefits, we refer to those permitted Investment Options (other than the required bond portfolio Sub-accounts discussed below) as the “Permitted Sub-accounts.”
GRO Plus II and HD GRO II use a predetermined mathematical formula to help us manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II and HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring them to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the formula applicable to GRO Plus II and HD GRO II, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO II benefit). If you have elected GRO Plus II or HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST Bond Portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the “current liability” may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.
In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

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March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

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On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
GRO Plus II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit.
GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with that new benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” above for more details). You also should be aware that upon cancellation of the GRO Plus II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under any newly-elected benefit will be based on your current Account Value at benefit effectiveness. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the GRO Plus II benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the GRO Plus II benefit provided that the benefit you are looking to elect is available at that time and on a post-issue basis.
Special Considerations under GRO Plus II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in GRO Plus II. Thus, you may not elect GRO Plus II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in GRO Plus II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

▪	As the time remaining until the applicable maturity date(s) gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. Highest Daily Guaranteed Return Option II (HD GRO II) is a form of “guaranteed minimum accumulation benefit” that guarantees a specified Account Value at one or more dates in the future. If you participate in this benefit, you are subject to a predetermined mathematical formula that transfers Account Value between your Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the Latest Annuity Date. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support your future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value (adjusted for Purchase Payments and withdrawals, as described below) that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 6, 2011, we would create a guarantee on January 6 of each subsequent year. For example, we would create a guarantee on January 6, 2015 based on the highest Account Value occurring between January 6, 2011 and January 6, 2015, and that guarantee would mature on January 6, 2025. As described below, we adjust each of the guarantee amounts for Purchase Payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is either (1) being allocated according to an asset allocation program or (2) at that time allocated entirely to an AST bond portfolio Sub-account. If the former (i.e., an asset allocation program), your Account Value will be transferred according to the program. If the latter (i.e., an AST bond portfolio Sub-account), then your Account Value will be transferred to the Sub-accounts permitted with this benefit according to your most recent allocation instructions. Any addition or transferred amount may subsequently be re-allocated based on the predetermined mathematical formula described below.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each subsequent Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 4, 2011, and there was an initial guaranteed amount that was set at $100,000 maturing January 4, 2021, and a second guaranteed amount that was set at $120,000 maturing January 4, 2022, then a $30,000 Purchase Payment made on March 30, 2012 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal, we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount to your Account Value immediately prior to the withdrawal.

If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $350,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $380,000
If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$380,000
Equals ratio	13.16%
All guarantees will be reduced by the above ratio (13.16%)
Initial guarantee amount	$173,680
Additional guarantee amount	$303,940
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond Portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond Portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. Because these restrictions and the use of the formula lessen the likelihood that your Account Value will be reduced below the base and/or enhanced guarantee(s), they also reduce the likelihood that we will make any payments under this benefit. They may also limit your upside potential for growth. The formula is set forth in Appendix G of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II is available only for Annuities issued with an application signed prior to January 24, 2011, subject to availability which may vary by firm. HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter as long as the benefit is available, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity-owned Annuity), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest Annuity Date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the permitted Investment Options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with that new benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪	Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section.

▪	Transfers as dictated by the formula will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
Only systematic withdrawal programs in which amounts withdrawn are being taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) will be permitted if you participate in HD GRO II. Thus, you may not elect HD GRO II so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata. Similarly, if you currently participate in HD GRO II, we will allow you to add a systematic withdrawal program only if withdrawals under the program are to be taken pro rata.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annualized charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death”. Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit is impacted by the Insurance Charge and subject to market fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB or Spousal Highest Daily Lifetime Income 2.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
MINIMUM DEATH BENEFIT
The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:

▪
The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

▪	Your Account Value.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).
Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:

▪
The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and

▪	The Account Value on Due Proof of Death of the assuming spouse.
With respect to Highest Daily Lifetime Income v2.1 with HA DB, Highest Daily Lifetime Income 2.0 with HA DB, Spousal Highest Daily Lifetime Income v2.1 with HA DB and Spousal Highest Daily Lifetime Income 2.0 with HA DB:

▪
If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.

▪
If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.

If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death (the “Qualified 5 Year Deadline”), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.

▪
If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31st of the year following the year of death, then no partial withdrawals will be permitted and we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

▪
If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax advisor.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. This option is different from the “Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate.
Under the Beneficiary Continuation Option:

▪	The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).

▪	The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.

▪	The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.

▪	The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.

▪
The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.

▪
Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.

▪
If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled “Termination of Optional Benefits” for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of the NYSE will be processed according to the value next determined following the close of regular trading on business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
The NYSE is closed on the following nationally recognized holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.

Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this Prospectus.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions”.
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Transactions in Profunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of Units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.
Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income or Highest Daily Lifetime 6 Plus Suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
Same Sex Marriages, Civil Unions and Domestic Partnerships
The summary that follows includes a description of certain spousal rights under the Annuity and our administration of such spousal rights and related tax reporting.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity Date for your Annuity. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes.

Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within five years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within five years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an Annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), the Annuity will not be taxed as an Annuity and increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.
At this time, we will not issue an Annuity to grantor trusts with multiple grantors. Also, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued Annuity was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the assets underlying the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2017 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $54,000 in 2017, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2017, this limit is $270,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,000 in 2017 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,000 in 2017. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2017. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
New Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31 st of the year including the five- year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31 st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death or December 31 st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31 st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

OTHER INFORMATION
PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
Pruco Life of New Jersey. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov ). Our internet address is http://www.prudentialannuities.com .
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States.
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2016, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuity, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2016, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.00 to approximately $237,431.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Auto Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2016) received compensation with respect to our annuity business generally during 2016 (or as to which a payment amount was accrued during 2016). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2016 retrospective depiction. During 2016, non-cash compensation received by Firms and Entities ranged from $27.78 to $602,264.01. During 2016, cash compensation received by Firms ranged from $71.45 to $9,137,323.40.
All of the Firms and Entities listed below received non-cash compensation during 2016. In addition, Firms in bold also received cash compensation during 2016.

1st Global Capital Corp.	First Allied Securities Inc	Pacific Life Insurance Company
Advisor Group	First Citizens Bank	Packerland Brokerage Svcs,Inc
Aegon Transamerica	First Financial Services	Park Avenue Securities, LLC
Afore Met Life	First Heartland Capital, Inc.	Parkland Securities
AFS Brokerage, Inc.	First Protective Insurance Group	People's Securities
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PEPCO Holdings
AIG Advisor Group	Foothill Securities, Inc.	PIMCO
Allegheny Investments LTD.	Foresters Equity Services Inc.	PlanMember Securities Corp.
Allegis Insurance Agency, Inc.	Fortune Financial Services, Inc.	PNC Bank
Allen & Company of Florida, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Alliance Bernstein L.P.	Franklin Square Capital Partners	Principal Financial Group
Allianz	Franklin Templeton	ProEquities
Allstate Financial Srvcs, LLC	FSC Securities Corp.	Prospera Financial Services, Inc.
ALPS Distributors, Inc.	Garden State Securities, Inc.	Prudential Annuities
AMERICAN PORTFOLIO FIN SVCS INC	GCG Financial	Purshe Kaplan Sterling Investments
Ameritas Investment Corp.	Geneos Wealth Management, Inc.	Questar Capital Corporation
Anchor Bay Securities, LLC	Goldman Sachs & Co.	Raymond James Financial Svcs
Annuity Partners	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
AON	H. Beck, Inc.	RCM&D Inc.
AQR Capital Management	H.D. Vest Investment	Resource Horizon Group, LLC
Arete Wealth Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arlington Securities, Inc.	Harbour Investment, Inc.	RNR Securities, L.L.C.
Astoria Federal Savings	HBW Securities, Inc.	Robert W. Baird & Co., Inc.
AXA Advisors, LLC	Hornor, Townsend & Kent, Inc.	Royal Alliance Associates
Ballew Investments	HSBC	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Independent Financial Grp, LLC	Sammons Securities Co., LLC
Bank of the West	Individual Client	Santander
BBVA Compass Investment Solutions, Inc.	Infinex Financial Group	Saxony Securities, Inc.
BCG Securities, Inc.	Insured Retirement Institute	Schroders Investment Management
Berthel Fisher & Company	Intervest International	Scott & Stringfellow
BlackRock Financial Management Inc.	Invest Financial Corporation	Securian Financial Svcs, Inc.
BOSC, Inc.	Investacorp	Securities America, Inc.
Broker Dealer Financial Services	Investment Professionals	Securities Service Network
Brokers International	Investors Capital Corporation	Sigma Financial Corporation
Cadaret, Grant & Co., Inc.	J.J.B. Hilliard Lyons, Inc.	Signator Investors, Inc.
Calton & Associates, Inc	J.P. Morgan	SII Investments, Inc.
Cambridge Advisory Group	J.W. Cole Financial, Inc.	Sorrento Pacific Financial LLC
Cambridge Investment Research, Inc.	Janney Montgomery Scott, LLC.	Specialized Schedulers
CAPE SECURITIES, INC.	Jennison Associates, LLC	Sterling Monroe Securities, LLC
Capital Analysts	Jennison Dryden Mutual Funds	Sterne Agee Financial Services, Inc.
Capital Financial Services	John Hancock	Stifel Nicolaus & Co.
Capital Investment Group, Inc.	Kestra Financial, Inc.	Strategic Advisors, Inc.
Capitol Securities Management, Inc.	KEY INVESTMENT SERVICES LLC	STRATEGIC FIN ALLIANCE INC
Castle Rock Investment Company	KMS Financial Services, Inc.	Summit Brokerage Services, Inc
CCF Investments, Inc.	Kovack Securities, Inc.	Sunbelt Business Advisors
CCO Investment Services Corp	LANC	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	LaSalle St. Securities, LLC	Sunset Financial Services, Inc
Cetera Advisor Network LLC	LAX-Prudential	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Legend Equities Corporation	SWBC Investment Services
Cetera Investment Services	Legg Mason	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lewis Financial Group, L.C.	TFS Securities, Inc.
CHAR	Lincoln Financial Advisors	The Investment Center
Citigroup Global Markets Inc.	Lincoln Financial Securities Corporation	The O.N. Equity Sales Co.

Citizens Bank and Trust Company	Lincoln Investment Planning	The Prudential Insurance Company of America
Client One Securities LLC	Lion Street	The Strategic Financial Alliance Inc.
CMDA	LPL Financial Corporation	Touchstone Investments
COMERICA SECURITIES, INC.	M and T Bank Corporation	TransAmerica Financial Advisors, Inc.
Commonwealth Financial Network	Mass Mutual Financial Group	Triad Advisors, Inc.
Comprehensive Asset Management	Merrill Lynch, P,F,S	Trustmont Financial Group, Inc.
Coordinated Capital Securities Inc	MetLife	UBS Financial Services, Inc.
COPA	MFS	Umpqua Investments
Country Financial	MML Investors Services, Inc.	United Planners Fin. Serv.
Craig Schubert	Money Concepts Capital Corp.	US Bank
Creative Capital	Morgan Stanley Smith Barney	USA Financial Securities Corp.
Crescent Securities Group	Mountain Development	VALIC Financial Advisors, Inc
Crown Capital Securities, L.P.	Mutual of Omaha Bank	VOYA Financial Advisors
CUNA Brokerage Svcs, Inc.	National Planning Corporation	WADDELL & REED INC.
CUSO Financial Services, L.P.	National Securities Corp.	WAYNE HUMMER INVESTMENTS LLC
David Lerner and Associates	Neuberger Berman	Wedbush Morgan Securities
Eaton Vance	Newbridge Securities Corp.	Wellington Asset Mgt.
Edward Jones & Co.	Next Financial Group, Inc.	Wells Fargo Advisors LLC
Equity Services, Inc.	NFP (National Financial Partners Corporation)	WELLS FARGO ADVISORS LLC - WEALTH
Fidelity Investments	NOCA	WFG Investments, Inc.
Fifth Third Securities, Inc.	North Ridge Securities Corp.	Wintrust Financial Corporation
Financial Planning Consultants	Omnivest, Inc.	Woodbury Financial Services
Financial Security Management, Inc.	OneAmerica Securities, Inc.	World Equity Group, Inc.
Financial West Group	OPPENHEIMER & CO, INC.
The Firms listed below received cash compensation during 2016 but did not receive any non-cash compensation.

BB&T Investment Services, Inc.
Capital One Investment Services, LLC
Investment Centers of America
M Holdings Securities, Inc
PNC Investments, LLC
Raymond James & Associates
Wall Street Financial Group
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a Financial Professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco

Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com , our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com , our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit value corresponding to each combination of such contract features.
Here, we set forth the historical Unit values corresponding to the lowest charge level and the highest charge level. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown." In the Statement of Additional Information, which is available free of charge upon request, we set forth Unit values corresponding to the remaining charge levels.

PREMIER RETIREMENT ADVISOR SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96884	$10.91855	14,187
01/01/2011 to 12/31/2011	$10.91855	$10.56970	27,756
01/01/2012 to 12/31/2012	$10.56970	$11.83261	33,904
01/01/2013 to 12/31/2013	$11.83261	$12.94119	37,570
01/01/2014 to 12/31/2014	$12.94119	$13.36150	39,072
01/01/2015 to 12/31/2015	$13.36150	$12.86039	31,736
01/01/2016 to 12/31/2016	$12.86039	$13.60001	28,849
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97953	$11.02556	13,053
01/01/2011 to 12/31/2011	$11.02556	$10.97730	18,597
01/01/2012 to 12/31/2012	$10.97730	$12.40699	22,778
01/01/2013 to 12/31/2013	$12.40699	$14.38162	23,425
01/01/2014 to 12/31/2014	$14.38162	$15.17602	24,292
01/01/2015 to 12/31/2015	$15.17602	$15.21370	18,023
01/01/2016 to 12/31/2016	$15.21370	$16.20524	20,017
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00806	$10.91933	0
01/01/2011 to 12/31/2011	$10.91933	$11.24716	0
01/01/2012 to 05/04/2012	$11.24716	$12.26752	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99955	$10.19183	0
01/01/2014 to 12/31/2014	$10.19183	$9.81901	3,617
01/01/2015 to 12/31/2015	$9.81901	$8.24911	15,573
01/01/2016 to 12/31/2016	$8.24911	$9.30035	34,822
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99955	$11.72588	0
01/01/2014 to 12/31/2014	$11.72588	$13.19717	3,926
01/01/2015 to 12/31/2015	$13.19717	$13.35121	13,768
01/01/2016 to 12/31/2016	$13.35121	$14.69891	33,042
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98980	$10.87633	0
01/01/2011 to 12/31/2011	$10.87633	$10.68503	12,586
01/01/2012 to 12/31/2012	$10.68503	$11.95204	16,067
01/01/2013 to 12/31/2013	$11.95204	$13.98393	17,062
01/01/2014 to 12/31/2014	$13.98393	$14.81389	16,907
01/01/2015 to 12/31/2015	$14.81389	$14.80258	16,750
01/01/2016 to 12/31/2016	$14.80258	$15.64832	25,649
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99955	$9.23573	0
01/01/2012 to 12/31/2012	$9.23573	$10.27765	628
01/01/2013 to 12/31/2013	$10.27765	$11.33041	621
01/01/2014 to 12/31/2014	$11.33041	$11.81961	6,891
01/01/2015 to 12/31/2015	$11.81961	$11.40201	6,812
01/01/2016 to 12/31/2016	$11.40201	$12.12852	6,701

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99955	$10.58015	0
01/01/2014 to 12/31/2014	$10.58015	$10.89838	664
01/01/2015 to 12/31/2015	$10.89838	$10.86804	657
01/01/2016 to 12/31/2016	$10.86804	$11.49438	649
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00897	$10.19767	0
01/01/2011 to 12/31/2011	$10.19767	$10.36935	0
01/01/2012 to 12/31/2012	$10.36935	$10.79661	10,457
01/01/2013 to 12/31/2013	$10.79661	$10.50384	11,222
01/01/2014 to 12/31/2014	$10.50384	$10.43586	41,596
01/01/2015 to 12/31/2015	$10.43586	$10.42842	150,016
01/01/2016 to 12/31/2016	$10.42842	$10.54071	234,853
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00789	$10.47335	3,369
01/01/2011 to 12/31/2011	$10.47335	$10.74672	6,327
01/01/2012 to 12/31/2012	$10.74672	$11.68390	20,613
01/01/2013 to 12/31/2013	$11.68390	$11.40615	24,348
01/01/2014 to 12/31/2014	$11.40615	$11.82336	44,766
01/01/2015 to 12/31/2015	$11.82336	$11.51040	211,899
01/01/2016 to 12/31/2016	$11.51040	$11.93115	313,978
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97271	$10.68397	0
01/01/2011 to 12/31/2011	$10.68397	$10.00126	544
01/01/2012 to 12/31/2012	$10.00126	$11.26258	703
01/01/2013 to 12/31/2013	$11.26258	$14.72087	793
01/01/2014 to 12/31/2014	$14.72087	$16.14283	769
01/01/2015 to 12/31/2015	$16.14283	$15.28914	6,842
01/01/2016 to 12/31/2016	$15.28914	$17.29501	22,340
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97871	$10.95793	0
01/01/2011 to 12/31/2011	$10.95793	$10.63313	5,235
01/01/2012 to 12/31/2012	$10.63313	$12.02581	6,976
01/01/2013 to 12/31/2013	$12.02581	$14.67207	11,202
01/01/2014 to 12/31/2014	$14.67207	$15.61208	14,499
01/01/2015 to 12/31/2015	$15.61208	$15.60905	16,504
01/01/2016 to 12/31/2016	$15.60905	$16.58454	15,673
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99955	$11.77434	0
01/01/2014 to 12/31/2014	$11.77434	$13.30316	5,896
01/01/2015 to 12/31/2015	$13.30316	$12.75751	21,413
01/01/2016 to 12/31/2016	$12.75751	$14.57703	61,655
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96094	$11.92152	0
01/01/2011 to 12/31/2011	$11.92152	$12.63728	0
01/01/2012 to 12/31/2012	$12.63728	$14.49675	525
01/01/2013 to 12/31/2013	$14.49675	$14.86875	569
01/01/2014 to 12/31/2014	$14.86875	$19.35793	7,853
01/01/2015 to 12/31/2015	$19.35793	$20.18398	70,215
01/01/2016 to 12/31/2016	$20.18398	$21.03941	147,947

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99955	$9.76317	0
01/01/2014 to 12/31/2014	$9.76317	$10.20498	0
01/01/2015 to 12/31/2015	$10.20498	$10.13903	0
01/01/2016 to 12/31/2016	$10.13903	$10.54398	0
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99955	$11.00678	631
01/01/2011 to 12/31/2011	$11.00678	$10.67564	4,781
01/01/2012 to 12/31/2012	$10.67564	$12.06462	4,827
01/01/2013 to 12/31/2013	$12.06462	$14.30473	4,834
01/01/2014 to 12/31/2014	$14.30473	$15.03955	4,788
01/01/2015 to 10/16/2015	$15.03955	$15.13508	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97702	$11.14198	0
01/01/2011 to 12/31/2011	$11.14198	$10.91397	0
01/01/2012 to 12/31/2012	$10.91397	$12.00836	0
01/01/2013 to 12/31/2013	$12.00836	$13.70499	1,817
01/01/2014 to 12/31/2014	$13.70499	$14.05915	2,272
01/01/2015 to 12/31/2015	$14.05915	$14.12047	2,089
01/01/2016 to 12/31/2016	$14.12047	$14.64005	2,623
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99955	$10.82950	0
01/01/2013 to 12/31/2013	$10.82950	$13.40539	0
01/01/2014 to 12/31/2014	$13.40539	$13.75528	0
01/01/2015 to 10/16/2015	$13.75528	$13.29677	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99955	$10.89883	0
01/01/2014 to 12/31/2014	$10.89883	$11.11626	7,238
01/01/2015 to 10/16/2015	$11.11626	$10.70465	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97122	$11.67844	0
01/01/2011 to 12/31/2011	$11.67844	$11.02904	0
01/01/2012 to 12/31/2012	$11.02904	$13.90830	0
01/01/2013 to 12/31/2013	$13.90830	$14.43314	0
01/01/2014 to 12/31/2014	$14.43314	$16.35228	5,530
01/01/2015 to 12/31/2015	$16.35228	$16.24773	18,788
01/01/2016 to 12/31/2016	$16.24773	$16.30301	27,535
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01955	$10.90526	0
01/01/2011 to 12/31/2011	$10.90526	$10.41616	0
01/01/2012 to 12/31/2012	$10.41616	$12.40623	8,603
01/01/2013 to 12/31/2013	$12.40623	$16.00717	8,374
01/01/2014 to 02/07/2014	$16.00717	$15.76571	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99279	$10.88945	0
01/01/2011 to 12/31/2011	$10.88945	$10.23189	0
01/01/2012 to 12/31/2012	$10.23189	$12.17690	0
01/01/2013 to 12/31/2013	$12.17690	$16.17178	0
01/01/2014 to 12/31/2014	$16.17178	$18.19491	21,033
01/01/2015 to 12/31/2015	$18.19491	$17.25882	102,329
01/01/2016 to 12/31/2016	$17.25882	$19.14490	129,685

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02087	$11.54780	0
01/01/2011 to 12/31/2011	$11.54780	$11.14234	877
01/01/2012 to 12/31/2012	$11.14234	$13.25460	6,439
01/01/2013 to 12/31/2013	$13.25460	$17.42508	6,404
01/01/2014 to 12/31/2014	$17.42508	$19.32676	19,929
01/01/2015 to 12/31/2015	$19.32676	$18.12783	87,620
01/01/2016 to 12/31/2016	$18.12783	$18.32469	141,592
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98929	$10.82536	0
01/01/2011 to 12/31/2011	$10.82536	$10.71118	3,295
01/01/2012 to 12/31/2012	$10.71118	$11.73132	4,751
01/01/2013 to 12/31/2013	$11.73132	$12.81253	57,808
01/01/2014 to 12/31/2014	$12.81253	$13.25701	63,493
01/01/2015 to 12/31/2015	$13.25701	$13.06420	10,954
01/01/2016 to 12/31/2016	$13.06420	$13.67525	10,804
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96618	$11.62367	890
01/01/2011 to 12/31/2011	$11.62367	$11.71028	1,032
01/01/2012 to 12/31/2012	$11.71028	$13.47316	3,879
01/01/2013 to 12/31/2013	$13.47316	$18.59944	3,515
01/01/2014 to 12/31/2014	$18.59944	$19.82864	15,635
01/01/2015 to 12/31/2015	$19.82864	$18.63624	42,906
01/01/2016 to 12/31/2016	$18.63624	$23.03969	63,420
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99955	$9.95679	0
01/01/2011 to 12/31/2011	$9.95679	$9.90502	0
01/01/2012 to 12/31/2012	$9.90502	$9.85149	0
01/01/2013 to 12/31/2013	$9.85149	$9.79695	0
01/01/2014 to 12/31/2014	$9.79695	$9.74274	21,798
01/01/2015 to 12/31/2015	$9.74274	$9.68853	126,733
01/01/2016 to 12/31/2016	$9.68853	$9.63439	212,806
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98552	$10.88751	0
01/01/2011 to 12/31/2011	$10.88751	$11.17117	0
01/01/2012 to 12/31/2012	$11.17117	$12.65112	0
01/01/2013 to 12/31/2013	$12.65112	$13.48484	0
01/01/2014 to 12/31/2014	$13.48484	$13.75375	20,129
01/01/2015 to 12/31/2015	$13.75375	$13.19073	95,183
01/01/2016 to 12/31/2016	$13.19073	$15.13787	189,322
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99153	$10.74205	0
01/01/2011 to 12/31/2011	$10.74205	$10.23602	0
01/01/2012 to 12/31/2012	$10.23602	$11.89873	0
01/01/2013 to 12/31/2013	$11.89873	$16.55003	0
01/01/2014 to 12/31/2014	$16.55003	$18.72158	9,261
01/01/2015 to 12/31/2015	$18.72158	$17.15979	28,287
01/01/2016 to 12/31/2016	$17.15979	$20.45910	56,630

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.93038	$11.38764	0
01/01/2011 to 12/31/2011	$11.38764	$9.86148	0
01/01/2012 to 12/31/2012	$9.86148	$11.80465	0
01/01/2013 to 12/31/2013	$11.80465	$13.97695	0
01/01/2014 to 12/31/2014	$13.97695	$13.13220	17,687
01/01/2015 to 12/31/2015	$13.13220	$13.47109	69,904
01/01/2016 to 12/31/2016	$13.47109	$12.89093	123,621
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.93025	$10.92098	0
01/01/2011 to 12/31/2011	$10.92098	$9.49800	0
01/01/2012 to 12/31/2012	$9.49800	$11.02094	0
01/01/2013 to 12/31/2013	$11.02094	$13.09404	0
01/01/2014 to 12/31/2014	$13.09404	$12.14911	20,311
01/01/2015 to 12/31/2015	$12.14911	$12.18112	53,025
01/01/2016 to 12/31/2016	$12.18112	$12.18450	118,648
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00778	$10.72322	0
01/01/2011 to 12/31/2011	$10.72322	$11.99120	40,406
01/01/2012 to 12/31/2012	$11.99120	$13.04648	6,114
01/01/2013 to 12/31/2013	$13.04648	$12.56178	0
01/01/2014 to 12/31/2014	$12.56178	$13.33332	0
01/01/2015 to 12/31/2015	$13.33332	$13.41562	0
01/01/2016 to 12/31/2016	$13.41562	$13.90265	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97778	$10.99818	0
01/01/2011 to 12/31/2011	$10.99818	$10.87544	4,151
01/01/2012 to 12/31/2012	$10.87544	$12.28481	7,181
01/01/2013 to 12/31/2013	$12.28481	$14.20637	7,432
01/01/2014 to 12/31/2014	$14.20637	$15.02740	7,362
01/01/2015 to 12/31/2015	$15.02740	$14.78826	7,228
01/01/2016 to 12/31/2016	$14.78826	$15.47418	6,947
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92290	$10.68034	1,339
01/01/2011 to 12/31/2011	$10.68034	$9.64981	1,478
01/01/2012 to 12/31/2012	$9.64981	$11.69932	3,601
01/01/2013 to 12/31/2013	$11.69932	$13.42219	3,678
01/01/2014 to 12/31/2014	$13.42219	$12.49876	3,976
01/01/2015 to 12/31/2015	$12.49876	$12.08274	10,238
01/01/2016 to 12/31/2016	$12.08274	$12.24843	10,380
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.71072	13,725
01/01/2011 to 12/31/2011	$10.71072	$10.67659	36,495
01/01/2012 to 12/31/2012	$10.67659	$11.75609	42,511
01/01/2013 to 12/31/2013	$11.75609	$12.98122	42,122
01/01/2014 to 12/31/2014	$12.98122	$13.61329	41,706
01/01/2015 to 12/31/2015	$13.61329	$13.51372	41,283
01/01/2016 to 12/31/2016	$13.51372	$13.95519	40,659

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97240	$10.90162	0
01/01/2011 to 12/31/2011	$10.90162	$10.91346	496
01/01/2012 to 12/31/2012	$10.91346	$12.50182	632
01/01/2013 to 12/31/2013	$12.50182	$16.97028	708
01/01/2014 to 12/31/2014	$16.97028	$18.48089	13,909
01/01/2015 to 12/31/2015	$18.48089	$20.33378	68,552
01/01/2016 to 12/31/2016	$20.33378	$19.92584	120,440
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	$9.99955	$9.95398	0
01/01/2015 to 12/31/2015	$9.95398	$9.80980	0
01/01/2016 to 12/31/2016	$9.80980	$10.62586	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99365	$11.43693	0
01/01/2011 to 12/31/2011	$11.43693	$11.27014	0
01/01/2012 to 12/31/2012	$11.27014	$12.58302	0
01/01/2013 to 12/31/2013	$12.58302	$17.09520	0
01/01/2014 to 12/31/2014	$17.09520	$18.80146	10,070
01/01/2015 to 12/31/2015	$18.80146	$20.58128	37,236
01/01/2016 to 12/31/2016	$20.58128	$21.60939	60,291
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98972	$10.94726	0
01/01/2011 to 12/31/2011	$10.94726	$11.99422	0
01/01/2012 to 12/31/2012	$11.99422	$12.63562	1,465
01/01/2013 to 12/31/2013	$12.63562	$12.31480	1,783
01/01/2014 to 12/31/2014	$12.31480	$13.02948	39,144
01/01/2015 to 12/31/2015	$13.02948	$12.88212	177,596
01/01/2016 to 12/31/2016	$12.88212	$13.14469	390,125
AST Managed Alternatives Portfolio
10/19/2015* to 12/31/2015	$9.83500	$9.65458	43,670
01/01/2016 to 12/31/2016	$9.65458	$9.69104	96,327
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98868	$11.02151	1,335
01/01/2011 to 12/31/2011	$11.02151	$10.61758	851
01/01/2012 to 12/31/2012	$10.61758	$12.99605	5,206
01/01/2013 to 12/31/2013	$12.99605	$16.49607	4,735
01/01/2014 to 12/31/2014	$16.49607	$17.00090	26,235
01/01/2015 to 12/31/2015	$17.00090	$16.65978	90,224
01/01/2016 to 12/31/2016	$16.65978	$17.74651	139,416
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.99680	0
01/01/2011 to 12/31/2011	$10.99680	$10.87129	502
01/01/2012 to 12/31/2012	$10.87129	$12.65867	626
01/01/2013 to 12/31/2013	$12.65867	$17.20997	699
01/01/2014 to 12/31/2014	$17.20997	$18.60599	7,534
01/01/2015 to 12/31/2015	$18.60599	$19.84126	32,277
01/01/2016 to 12/31/2016	$19.84126	$20.10933	47,635

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99955	$10.23902	0
01/01/2013 to 12/31/2013	$10.23902	$13.69602	0
01/01/2014 to 12/31/2014	$13.69602	$15.01238	6,598
01/01/2015 to 12/31/2015	$15.01238	$14.82181	53,996
01/01/2016 to 12/31/2016	$14.82181	$16.72215	128,341
AST Morgan Stanley Multi-Asset Portfolio
10/19/2015* to 12/31/2015	$9.78502	$9.43510	2,718
01/01/2016 to 12/31/2016	$9.43510	$9.12556	14,620
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02946	$10.09008	0
01/01/2012 to 12/31/2012	$10.09008	$10.52360	0
01/01/2013 to 12/31/2013	$10.52360	$10.16927	0
01/01/2014 to 12/31/2014	$10.16927	$10.63422	4,052
01/01/2015 to 10/16/2015	$10.63422	$10.69949	0
AST Neuberger Berman Long/Short Portfolio
10/19/2015* to 12/31/2015	$9.73511	$9.54482	14,589
01/01/2016 to 12/31/2016	$9.54482	$9.80979	34,155
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95984	$12.06211	0
01/01/2011 to 12/31/2011	$12.06211	$12.19805	446
01/01/2012 to 12/31/2012	$12.19805	$13.63326	1,551
01/01/2013 to 12/31/2013	$13.63326	$17.97962	1,565
01/01/2014 to 12/31/2014	$17.97962	$19.30041	6,303
01/01/2015 to 10/16/2015	$19.30041	$19.96661	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97397	$11.55980	0
01/01/2011 to 04/29/2011	$11.55980	$13.01323	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99210	$11.36456	0
01/01/2011 to 12/31/2011	$11.36456	$11.02136	0
01/01/2012 to 12/31/2012	$11.02136	$12.83819	0
01/01/2013 to 12/31/2013	$12.83819	$18.13076	0
01/01/2014 to 12/31/2014	$18.13076	$20.60058	6,097
01/01/2015 to 12/31/2015	$20.60058	$19.33247	52,785
01/01/2016 to 12/31/2016	$19.33247	$22.73104	92,262
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99955	$10.40185	3,555
01/01/2013 to 12/31/2013	$10.40185	$12.30125	3,426
01/01/2014 to 12/31/2014	$12.30125	$12.86226	3,335
01/01/2015 to 12/31/2015	$12.86226	$12.63270	3,343
01/01/2016 to 12/31/2016	$12.63270	$13.10620	3,386
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.94002	$11.81030	0
01/01/2011 to 12/31/2011	$11.81030	$9.36446	560
01/01/2012 to 12/31/2012	$9.36446	$10.98278	6,510
01/01/2013 to 12/31/2013	$10.98278	$10.94678	7,032
01/01/2014 to 12/31/2014	$10.94678	$10.37674	12,867
01/01/2015 to 12/31/2015	$10.37674	$8.59365	25,979
01/01/2016 to 12/31/2016	$8.59365	$9.60287	41,502

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99051	$10.71977	0
01/01/2011 to 12/31/2011	$10.71977	$10.76697	0
01/01/2012 to 12/31/2012	$10.76697	$11.81872	0
01/01/2013 to 12/31/2013	$11.81872	$12.83644	6,305
01/01/2014 to 12/31/2014	$12.83644	$13.50314	5,998
01/01/2015 to 12/31/2015	$13.50314	$13.44819	5,702
01/01/2016 to 12/31/2016	$13.44819	$14.11322	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01947	$10.09000	0
01/01/2012 to 12/31/2012	$10.09000	$10.74805	0
01/01/2013 to 12/31/2013	$10.74805	$10.44169	0
01/01/2014 to 12/31/2014	$10.44169	$11.01361	20,353
01/01/2015 to 12/31/2015	$11.01361	$10.92367	247,995
01/01/2016 to 12/31/2016	$10.92367	$11.32083	350,163
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96454	$11.64166	888
01/01/2011 to 12/31/2011	$11.64166	$10.85814	4,805
01/01/2012 to 12/31/2012	$10.85814	$12.19366	6,673
01/01/2013 to 12/31/2013	$12.19366	$14.19120	9,290
01/01/2014 to 12/31/2014	$14.19120	$15.41122	12,157
01/01/2015 to 12/31/2015	$15.41122	$15.23262	14,321
01/01/2016 to 12/31/2016	$15.23262	$16.67801	15,432
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99955	$9.69426	0
01/01/2014 to 12/31/2014	$9.69426	$9.40331	12,884
01/01/2015 to 12/31/2015	$9.40331	$7.77650	32,629
01/01/2016 to 12/31/2016	$7.77650	$8.42891	28,493
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99955	$11.76574	0
01/01/2014 to 12/31/2014	$11.76574	$13.48446	2,375
01/01/2015 to 12/31/2015	$13.48446	$13.61715	9,269
01/01/2016 to 12/31/2016	$13.61715	$15.01238	23,135
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99955	$11.01723	0
01/01/2011 to 12/31/2011	$11.01723	$11.33550	0
01/01/2012 to 12/31/2012	$11.33550	$13.39295	0
01/01/2013 to 12/31/2013	$13.39295	$17.63820	0
01/01/2014 to 12/31/2014	$17.63820	$20.56057	3,299
01/01/2015 to 12/31/2015	$20.56057	$21.07713	42,504
01/01/2016 to 12/31/2016	$21.07713	$24.07306	120,511
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99955	$8.96673	0
01/01/2012 to 12/31/2012	$8.96673	$10.09074	0
01/01/2013 to 12/31/2013	$10.09074	$12.28290	0
01/01/2014 to 12/31/2014	$12.28290	$13.00950	34,674
01/01/2015 to 12/31/2015	$13.00950	$12.95739	677,024
01/01/2016 to 12/31/2016	$12.95739	$13.70085	1,010,521

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98861	$10.91062	0
01/01/2011 to 12/31/2011	$10.91062	$10.65343	3,019
01/01/2012 to 12/31/2012	$10.65343	$11.68426	3,854
01/01/2013 to 12/31/2013	$11.68426	$13.06539	6,001
01/01/2014 to 12/31/2014	$13.06539	$13.66127	6,441
01/01/2015 to 12/31/2015	$13.66127	$13.56358	11,797
01/01/2016 to 12/31/2016	$13.56358	$14.13851	9,471
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97880	$11.10021	1,014
01/01/2011 to 12/31/2011	$11.10021	$10.77548	4,995
01/01/2012 to 12/31/2012	$10.77548	$12.42039	8,127
01/01/2013 to 12/31/2013	$12.42039	$14.58269	8,293
01/01/2014 to 12/31/2014	$14.58269	$15.29042	8,215
01/01/2015 to 12/31/2015	$15.29042	$15.12387	43,766
01/01/2016 to 12/31/2016	$15.12387	$16.06627	42,832
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98343	$10.88936	14,361
01/01/2011 to 12/31/2011	$10.88936	$10.46334	39,462
01/01/2012 to 12/31/2012	$10.46334	$11.56479	42,707
01/01/2013 to 12/31/2013	$11.56479	$13.15733	42,747
01/01/2014 to 12/31/2014	$13.15733	$13.48210	41,773
01/01/2015 to 10/16/2015	$13.48210	$13.22943	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97288	$12.29839	0
01/01/2011 to 12/31/2011	$12.29839	$10.62720	0
01/01/2012 to 12/31/2012	$10.62720	$12.69028	2,123
01/01/2013 to 12/31/2013	$12.69028	$17.77101	2,111
01/01/2014 to 12/31/2014	$17.77101	$18.54646	2,099
01/01/2015 to 12/31/2015	$18.54646	$18.69070	6,038
01/01/2016 to 12/31/2016	$18.69070	$20.01901	14,028
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96193	$12.76367	0
01/01/2011 to 12/31/2011	$12.76367	$12.56912	0
01/01/2012 to 12/31/2012	$12.56912	$14.02211	1,304
01/01/2013 to 12/31/2013	$14.02211	$18.84976	1,114
01/01/2014 to 12/31/2014	$18.84976	$19.46218	8,674
01/01/2015 to 12/31/2015	$19.46218	$19.50725	38,952
01/01/2016 to 12/31/2016	$19.50725	$21.74280	59,960
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96536	$11.59998	0
01/01/2011 to 12/31/2011	$11.59998	$10.84682	819
01/01/2012 to 12/31/2012	$10.84682	$12.74615	838
01/01/2013 to 12/31/2013	$12.74615	$17.41693	874
01/01/2014 to 12/31/2014	$17.41693	$18.23369	7,726
01/01/2015 to 12/31/2015	$18.23369	$17.35193	29,386
01/01/2016 to 12/31/2016	$17.35193	$22.29602	44,994

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99324	$10.81684	0
01/01/2011 to 12/31/2011	$10.81684	$10.97070	20,350
01/01/2012 to 12/31/2012	$10.97070	$12.38296	21,856
01/01/2013 to 12/31/2013	$12.38296	$14.38786	21,646
01/01/2014 to 12/31/2014	$14.38786	$15.15002	21,435
01/01/2015 to 12/31/2015	$15.15002	$15.07308	27,768
01/01/2016 to 12/31/2016	$15.07308	$16.12103	29,861
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98689	$10.66037	0
01/01/2011 to 12/31/2011	$10.66037	$10.42801	0
01/01/2012 to 12/31/2012	$10.42801	$12.15960	3,403
01/01/2013 to 12/31/2013	$12.15960	$15.68242	3,818
01/01/2014 to 12/31/2014	$15.68242	$16.76074	20,869
01/01/2015 to 10/16/2015	$16.76074	$15.67660	0
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	$9.99955	$10.61730	7,812
01/01/2015 to 12/31/2015	$10.61730	$10.71721	7,723
01/01/2016 to 12/31/2016	$10.71721	$11.23906	7,596
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97212	$11.26616	1,795
01/01/2011 to 12/31/2011	$11.26616	$11.01429	1,989
01/01/2012 to 12/31/2012	$11.01429	$12.87972	4,762
01/01/2013 to 12/31/2013	$12.87972	$18.44803	4,530
01/01/2014 to 12/31/2014	$18.44803	$19.87769	28,309
01/01/2015 to 12/31/2015	$19.87769	$21.66279	108,492
01/01/2016 to 12/31/2016	$21.66279	$22.12505	197,035
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86080	$11.60989	0
01/01/2011 to 12/31/2011	$11.60989	$9.82364	0
01/01/2012 to 12/31/2012	$9.82364	$10.12304	0
01/01/2013 to 12/31/2013	$10.12304	$11.61583	1,797
01/01/2014 to 12/31/2014	$11.61583	$10.58621	16,715
01/01/2015 to 12/31/2015	$10.58621	$8.50107	75,348
01/01/2016 to 12/31/2016	$8.50107	$10.53532	135,853
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98123	$10.43110	0
01/01/2011 to 12/31/2011	$10.43110	$10.80147	0
01/01/2012 to 12/31/2012	$10.80147	$11.30344	3,546
01/01/2013 to 12/31/2013	$11.30344	$10.81930	3,526
01/01/2014 to 12/31/2014	$10.81930	$10.81974	36,321
01/01/2015 to 12/31/2015	$10.81974	$10.26337	103,128
01/01/2016 to 12/31/2016	$10.26337	$10.65173	137,546

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98716	$10.79198	0
01/01/2011 to 12/31/2011	$10.79198	$10.67985	526
01/01/2012 to 12/31/2012	$10.67985	$12.04456	3,139
01/01/2013 to 12/31/2013	$12.04456	$16.12620	3,118
01/01/2014 to 12/31/2014	$16.12620	$16.28751	3,593
01/01/2015 to 12/31/2015	$16.28751	$15.21579	8,172
01/01/2016 to 12/31/2016	$15.21579	$16.05960	10,980
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98981	$11.63494	0
01/01/2011 to 12/31/2011	$11.63494	$11.17156	0
01/01/2012 to 12/31/2012	$11.17156	$13.15554	2,001
01/01/2013 to 12/31/2013	$13.15554	$17.32411	1,758
01/01/2014 to 12/31/2014	$17.32411	$19.80782	8,528
01/01/2015 to 12/31/2015	$19.80782	$18.39726	21,445
01/01/2016 to 12/31/2016	$18.39726	$20.85670	23,410
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99955	$8.90375	2,674
01/01/2012 to 12/31/2012	$8.90375	$9.82957	5,915
01/01/2013 to 12/31/2013	$9.82957	$11.77971	5,989
01/01/2014 to 12/31/2014	$11.77971	$12.35983	6,551
01/01/2015 to 12/31/2015	$12.35983	$12.21406	6,435
01/01/2016 to 12/31/2016	$12.21406	$12.93940	6,199
AST Wellington Management Real Total Return Portfolio
10/19/2015* to 12/31/2015	$9.47547	$9.39520	6,812
01/01/2016 to 12/31/2016	$9.39520	$9.00634	18,532
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99955	$10.52123	0
01/01/2011 to 12/31/2011	$10.52123	$11.09359	511
01/01/2012 to 12/31/2012	$11.09359	$11.89901	650
01/01/2013 to 12/31/2013	$11.89901	$11.65696	962
01/01/2014 to 12/31/2014	$11.65696	$12.42713	9,234
01/01/2015 to 12/31/2015	$12.42713	$12.51159	186,549
01/01/2016 to 12/31/2016	$12.51159	$13.08358	271,168
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99955	$10.42862	0
01/01/2013 to 12/31/2013	$10.42862	$9.52764	0
01/01/2014 to 12/31/2014	$9.52764	$9.60349	8,397
01/01/2015 to 12/31/2015	$9.60349	$9.25627	21,061
01/01/2016 to 12/31/2016	$9.25627	$10.18172	30,053
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97207	$10.76399	0
01/01/2011 to 12/31/2011	$10.76399	$10.52593	0
01/01/2012 to 09/21/2012	$10.52593	$11.88820	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03945	$11.12815	0
01/01/2011 to 12/31/2011	$11.12815	$11.83570	0
01/01/2012 to 12/31/2012	$11.83570	$13.04871	0
01/01/2013 to 12/31/2013	$13.04871	$16.66911	0
01/01/2014 to 12/31/2014	$16.66911	$18.27284	0
01/01/2015 to 12/31/2015	$18.27284	$18.92880	0
01/01/2016 to 12/31/2016	$18.92880	$19.49188	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02799	$11.32891	0
01/01/2011 to 12/31/2011	$11.32891	$11.88626	0
01/01/2012 to 12/31/2012	$11.88626	$14.43316	0
01/01/2013 to 12/31/2013	$14.43316	$20.07642	0
01/01/2014 to 12/31/2014	$20.07642	$22.45403	0
01/01/2015 to 12/31/2015	$22.45403	$23.37776	0
01/01/2016 to 12/31/2016	$23.37776	$24.22247	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98678	$10.29102	0
01/01/2011 to 12/31/2011	$10.29102	$8.81882	0
01/01/2012 to 12/31/2012	$8.81882	$10.93910	0
01/01/2013 to 12/31/2013	$10.93910	$14.36857	0
01/01/2014 to 12/31/2014	$14.36857	$16.13532	0
01/01/2015 to 12/31/2015	$16.13532	$15.80683	2,473
01/01/2016 to 12/31/2016	$15.80683	$18.12837	2,427
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04848	$9.94250	0
01/01/2011 to 12/31/2011	$9.94250	$10.88771	0
01/01/2012 to 12/31/2012	$10.88771	$12.71236	0
01/01/2013 to 12/31/2013	$12.71236	$17.66879	0
01/01/2014 to 12/31/2014	$17.66879	$21.73588	0
01/01/2015 to 12/31/2015	$21.73588	$22.70228	895
01/01/2016 to 12/31/2016	$22.70228	$21.66260	864
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00913	$11.50573	0
01/01/2011 to 12/31/2011	$11.50573	$11.23828	0
01/01/2012 to 12/31/2012	$11.23828	$12.94217	0
01/01/2013 to 12/31/2013	$12.94217	$17.78615	0
01/01/2014 to 12/31/2014	$17.78615	$18.67500	0
01/01/2015 to 12/31/2015	$18.67500	$17.93702	0
01/01/2016 to 12/31/2016	$17.93702	$20.96855	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98938	$11.03756	0
01/01/2011 to 12/31/2011	$11.03756	$11.32042	0
01/01/2012 to 12/31/2012	$11.32042	$12.68990	0
01/01/2013 to 12/31/2013	$12.68990	$16.49009	0
01/01/2014 to 12/31/2014	$16.49009	$18.51933	0
01/01/2015 to 12/31/2015	$18.51933	$19.10939	0
01/01/2016 to 12/31/2016	$19.10939	$19.95747	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01531	$10.76394	0
01/01/2011 to 12/31/2011	$10.76394	$10.56792	0
01/01/2012 to 12/31/2012	$10.56792	$12.13040	0
01/01/2013 to 12/31/2013	$12.13040	$15.66968	0
01/01/2014 to 12/31/2014	$15.66968	$17.21581	0
01/01/2015 to 12/31/2015	$17.21581	$16.31041	0
01/01/2016 to 12/31/2016	$16.31041	$18.72384	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97527	$11.80941	0
01/01/2011 to 12/31/2011	$11.80941	$11.40463	0
01/01/2012 to 12/31/2012	$11.40463	$13.08646	0
01/01/2013 to 12/31/2013	$13.08646	$16.98714	0
01/01/2014 to 12/31/2014	$16.98714	$17.88891	0
01/01/2015 to 12/31/2015	$17.88891	$17.84091	0
01/01/2016 to 12/31/2016	$17.84091	$20.02751	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98259	$11.17632	0
01/01/2011 to 12/31/2011	$11.17632	$10.67879	0
01/01/2012 to 12/31/2012	$10.67879	$12.37923	0
01/01/2013 to 12/31/2013	$12.37923	$16.27030	0
01/01/2014 to 12/31/2014	$16.27030	$17.82890	0
01/01/2015 to 12/31/2015	$17.82890	$16.27269	0
01/01/2016 to 12/31/2016	$16.27269	$20.12241	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96864	$11.64323	0
01/01/2011 to 12/31/2011	$11.64323	$12.12925	0
01/01/2012 to 12/31/2012	$12.12925	$14.13382	0
01/01/2013 to 12/31/2013	$14.13382	$14.06912	0
01/01/2014 to 12/31/2014	$14.06912	$17.49199	0
01/01/2015 to 12/31/2015	$17.49199	$17.45217	0
01/01/2016 to 12/31/2016	$17.45217	$18.34986	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97481	$11.77367	0
01/01/2011 to 12/31/2011	$11.77367	$11.85894	0
01/01/2012 to 12/31/2012	$11.85894	$13.26579	0
01/01/2013 to 12/31/2013	$13.26579	$18.52593	0
01/01/2014 to 12/31/2014	$18.52593	$18.82430	0
01/01/2015 to 12/31/2015	$18.82430	$18.94035	0
01/01/2016 to 12/31/2016	$18.94035	$22.64764	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.98046	$11.13592	0
01/01/2011 to 12/31/2011	$11.13592	$10.62040	0
01/01/2012 to 12/31/2012	$10.62040	$12.26837	0
01/01/2013 to 12/31/2013	$12.26837	$16.79752	0
01/01/2014 to 12/31/2014	$16.79752	$17.67642	0
01/01/2015 to 12/31/2015	$17.67642	$16.12404	4,367
01/01/2016 to 12/31/2016	$16.12404	$20.64982	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04702	$12.26438	0
01/01/2011 to 12/31/2011	$12.26438	$12.42479	0
01/01/2012 to 12/31/2012	$12.42479	$14.39725	0
01/01/2013 to 12/31/2013	$14.39725	$16.04617	0
01/01/2014 to 12/31/2014	$16.04617	$16.04832	0
01/01/2015 to 12/31/2015	$16.04832	$16.20279	0
01/01/2016 to 12/31/2016	$16.20279	$19.60331	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03515	$10.86454	0
01/01/2011 to 12/31/2011	$10.86454	$12.69674	0
01/01/2012 to 12/31/2012	$12.69674	$12.64461	0
01/01/2013 to 12/31/2013	$12.64461	$14.24930	0
01/01/2014 to 12/31/2014	$14.24930	$17.83892	0
01/01/2015 to 12/31/2015	$17.83892	$16.60493	0
01/01/2016 to 12/31/2016	$16.60493	$19.00323	0
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT ADVISOR SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HAV and HD GRO II OR HAV and GRO Plus II (1.55%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96801	$10.83006	0
01/01/2011 to 12/31/2011	$10.83006	$10.37887	0
01/01/2012 to 12/31/2012	$10.37887	$11.50190	0
01/01/2013 to 12/31/2013	$11.50190	$12.45304	0
01/01/2014 to 12/31/2014	$12.45304	$12.72821	0
01/01/2015 to 12/31/2015	$12.72821	$12.12751	0
01/01/2016 to 12/31/2016	$12.12751	$12.69639	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97870	$10.93619	0
01/01/2011 to 12/31/2011	$10.93619	$10.77902	0
01/01/2012 to 12/31/2012	$10.77902	$12.06013	0
01/01/2013 to 12/31/2013	$12.06013	$13.83902	0
01/01/2014 to 12/31/2014	$13.83902	$14.45669	0
01/01/2015 to 12/31/2015	$14.45669	$14.34690	0
01/01/2016 to 12/31/2016	$14.34690	$15.12871	0
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00723	$10.83077	0
01/01/2011 to 12/31/2011	$10.83077	$11.04386	0
01/01/2012 to 05/04/2012	$11.04386	$12.00396	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98897	$10.78821	0
01/01/2011 to 12/31/2011	$10.78821	$10.49213	0
01/01/2012 to 12/31/2012	$10.49213	$11.61808	0
01/01/2013 to 12/31/2013	$11.61808	$13.45655	0
01/01/2014 to 12/31/2014	$13.45655	$14.11202	0
01/01/2015 to 12/31/2015	$14.11202	$13.95947	0
01/01/2016 to 12/31/2016	$13.95947	$14.60918	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99872	$9.17315	0
01/01/2012 to 12/31/2012	$9.17315	$10.10507	0
01/01/2013 to 12/31/2013	$10.10507	$11.02813	0
01/01/2014 to 12/31/2014	$11.02813	$11.38867	0
01/01/2015 to 12/31/2015	$11.38867	$10.87580	0
01/01/2016 to 12/31/2016	$10.87580	$11.45282	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99872	$10.50750	0
01/01/2014 to 12/31/2014	$10.50750	$10.71480	0
01/01/2015 to 12/31/2015	$10.71480	$10.57739	0
01/01/2016 to 12/31/2016	$10.57739	$11.07484	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00814	$10.11488	0
01/01/2011 to 12/31/2011	$10.11488	$10.18216	0
01/01/2012 to 12/31/2012	$10.18216	$10.49467	0
01/01/2013 to 12/31/2013	$10.49467	$10.10729	0
01/01/2014 to 12/31/2014	$10.10729	$9.94108	0
01/01/2015 to 12/31/2015	$9.94108	$9.83439	0
01/01/2016 to 12/31/2016	$9.83439	$9.84095	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00706	$10.38848	0
01/01/2011 to 12/31/2011	$10.38848	$10.55282	0
01/01/2012 to 12/31/2012	$10.55282	$11.35758	0
01/01/2013 to 12/31/2013	$11.35758	$10.97608	0
01/01/2014 to 12/31/2014	$10.97608	$11.26320	0
01/01/2015 to 12/31/2015	$11.26320	$10.85488	0
01/01/2016 to 12/31/2016	$10.85488	$11.13872	0
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99872	$10.62122	0
01/01/2011 to 12/31/2011	$10.62122	$11.64970	0
01/01/2012 to 12/31/2012	$11.64970	$12.05605	0
01/01/2013 to 12/31/2013	$12.05605	$11.62502	0
01/01/2014 to 12/31/2014	$11.62502	$11.60828	0
01/01/2015 to 12/31/2015	$11.60828	$11.44715	0
01/01/2016 to 12/31/2016	$11.44715	$11.40064	0
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00742	$10.66420	0
01/01/2011 to 12/31/2011	$10.66420	$11.92474	0
01/01/2012 to 12/31/2012	$11.92474	$12.41070	0
01/01/2013 to 12/31/2013	$12.41070	$11.83432	0
01/01/2014 to 12/31/2014	$11.83432	$11.96104	0
01/01/2015 to 12/31/2015	$11.96104	$11.87107	0
01/01/2016 to 12/31/2016	$11.87107	$11.87561	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99872	$10.66704	0
01/01/2011 to 12/31/2011	$10.66704	$12.17930	0
01/01/2012 to 12/31/2012	$12.17930	$12.69287	0
01/01/2013 to 12/31/2013	$12.69287	$11.89247	0
01/01/2014 to 12/31/2014	$11.89247	$12.20743	0
01/01/2015 to 12/31/2015	$12.20743	$12.14694	0
01/01/2016 to 12/31/2016	$12.14694	$12.13188	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00954	$10.69797	0
01/01/2011 to 12/31/2011	$10.69797	$12.49931	0
01/01/2012 to 12/31/2012	$12.49931	$13.08297	0
01/01/2013 to 12/31/2013	$13.08297	$12.04088	0
01/01/2014 to 12/31/2014	$12.04088	$12.58437	0
01/01/2015 to 12/31/2015	$12.58437	$12.57847	0
01/01/2016 to 12/31/2016	$12.57847	$12.62611	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00847	$10.79994	0
01/01/2011 to 12/31/2011	$10.79994	$12.79118	0
01/01/2012 to 12/31/2012	$12.79118	$13.44822	0
01/01/2013 to 12/31/2013	$13.44822	$12.31293	0
01/01/2014 to 12/31/2014	$12.31293	$13.05322	0
01/01/2015 to 12/31/2015	$13.05322	$13.08001	0
01/01/2016 to 12/31/2016	$13.08001	$13.13953	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99872	$12.05103	0
01/01/2012 to 12/31/2012	$12.05103	$12.55773	0
01/01/2013 to 12/31/2013	$12.55773	$11.15820	0
01/01/2014 to 12/31/2014	$11.15820	$12.12435	0
01/01/2015 to 12/31/2015	$12.12435	$12.18664	0
01/01/2016 to 12/31/2016	$12.18664	$12.21732	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99829	$10.42548	0
01/01/2013 to 12/31/2013	$10.42548	$9.21701	0
01/01/2014 to 12/31/2014	$9.21701	$10.21927	0
01/01/2015 to 12/31/2015	$10.21927	$10.33336	0
01/01/2016 to 12/31/2016	$10.33336	$10.36790	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99914	$8.77173	0
01/01/2014 to 12/31/2014	$8.77173	$9.89576	0
01/01/2015 to 12/31/2015	$9.89576	$10.01907	0
01/01/2016 to 12/31/2016	$10.01907	$10.05214	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99914	$11.33155	0
01/01/2015 to 12/31/2015	$11.33155	$11.37893	0
01/01/2016 to 12/31/2016	$11.37893	$11.47979	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99914	$9.96318	0
01/01/2016 to 12/31/2016	$9.96318	$10.01271	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99829	$9.90452	0
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97188	$10.59729	0
01/01/2011 to 12/31/2011	$10.59729	$9.82054	0
01/01/2012 to 12/31/2012	$9.82054	$10.94753	0
01/01/2013 to 12/31/2013	$10.94753	$14.16528	0
01/01/2014 to 12/31/2014	$14.16528	$15.37733	0
01/01/2015 to 12/31/2015	$15.37733	$14.41767	0
01/01/2016 to 12/31/2016	$14.41767	$16.14573	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97788	$10.86915	0
01/01/2011 to 12/31/2011	$10.86915	$10.44126	0
01/01/2012 to 12/31/2012	$10.44126	$11.68978	0
01/01/2013 to 12/31/2013	$11.68978	$14.11873	0
01/01/2014 to 12/31/2014	$14.11873	$14.87221	0
01/01/2015 to 12/31/2015	$14.87221	$14.71985	0
01/01/2016 to 12/31/2016	$14.71985	$15.48273	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99872	$11.67318	0
01/01/2014 to 12/31/2014	$11.67318	$13.05636	0
01/01/2015 to 12/31/2015	$13.05636	$12.39491	0
01/01/2016 to 12/31/2016	$12.39491	$14.02070	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96011	$11.82497	0
01/01/2011 to 12/31/2011	$11.82497	$12.40905	0
01/01/2012 to 12/31/2012	$12.40905	$14.09148	0
01/01/2013 to 12/31/2013	$14.09148	$14.30768	0
01/01/2014 to 12/31/2014	$14.30768	$18.44053	0
01/01/2015 to 12/31/2015	$18.44053	$19.03404	0
01/01/2016 to 12/31/2016	$19.03404	$19.64195	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99872	$9.69608	0
01/01/2014 to 12/31/2014	$9.69608	$10.03280	0
01/01/2015 to 12/31/2015	$10.03280	$9.86778	0
01/01/2016 to 12/31/2016	$9.86778	$10.15910	0
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.91761	0
01/01/2011 to 12/31/2011	$10.91761	$10.48290	0
01/01/2012 to 12/31/2012	$10.48290	$11.72752	0
01/01/2013 to 12/31/2013	$11.72752	$13.76530	0
01/01/2014 to 12/31/2014	$13.76530	$14.32687	0
01/01/2015 to 10/16/2015	$14.32687	$14.30295	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97619	$11.05168	0
01/01/2011 to 12/31/2011	$11.05168	$10.71685	0
01/01/2012 to 12/31/2012	$10.71685	$11.67266	0
01/01/2013 to 12/31/2013	$11.67266	$13.18803	0
01/01/2014 to 12/31/2014	$13.18803	$13.39278	0
01/01/2015 to 12/31/2015	$13.39278	$13.31586	0
01/01/2016 to 12/31/2016	$13.31586	$13.66756	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99872	$10.75562	0
01/01/2013 to 12/31/2013	$10.75562	$13.18021	0
01/01/2014 to 12/31/2014	$13.18021	$13.38823	0
01/01/2015 to 10/16/2015	$13.38823	$12.83871	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99872	$10.82411	0
01/01/2014 to 12/31/2014	$10.82411	$10.92900	0
01/01/2015 to 10/16/2015	$10.92900	$10.44031	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97039	$11.58372	0
01/01/2011 to 12/31/2011	$11.58372	$10.82971	0
01/01/2012 to 12/31/2012	$10.82971	$13.51939	0
01/01/2013 to 12/31/2013	$13.51939	$13.88849	0
01/01/2014 to 12/31/2014	$13.88849	$15.57699	0
01/01/2015 to 12/31/2015	$15.57699	$15.32181	0
01/01/2016 to 12/31/2016	$15.32181	$15.21989	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01872	$10.81678	0
01/01/2011 to 12/31/2011	$10.81678	$10.22791	0
01/01/2012 to 12/31/2012	$10.22791	$12.05932	0
01/01/2013 to 12/31/2013	$12.05932	$15.40316	0
01/01/2014 to 02/07/2014	$15.40316	$15.15479	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99196	$10.80111	0
01/01/2011 to 12/31/2011	$10.80111	$10.04708	0
01/01/2012 to 12/31/2012	$10.04708	$11.83640	0
01/01/2013 to 12/31/2013	$11.83640	$15.56170	0
01/01/2014 to 12/31/2014	$15.56170	$17.33244	0
01/01/2015 to 12/31/2015	$17.33244	$16.27532	0
01/01/2016 to 12/31/2016	$16.27532	$17.87300	0
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02004	$11.45419	0
01/01/2011 to 12/31/2011	$11.45419	$10.94114	0
01/01/2012 to 12/31/2012	$10.94114	$12.88407	0
01/01/2013 to 12/31/2013	$12.88407	$16.76773	0
01/01/2014 to 12/31/2014	$16.76773	$18.41079	0
01/01/2015 to 12/31/2015	$18.41079	$17.09496	0
01/01/2016 to 12/31/2016	$17.09496	$17.10726	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98846	$10.73764	0
01/01/2011 to 12/31/2011	$10.73764	$10.51779	0
01/01/2012 to 12/31/2012	$10.51779	$11.40350	0
01/01/2013 to 12/31/2013	$11.40350	$12.32932	0
01/01/2014 to 12/31/2014	$12.32932	$12.62882	0
01/01/2015 to 12/31/2015	$12.62882	$12.31990	0
01/01/2016 to 12/31/2016	$12.31990	$12.76684	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96535	$11.52945	0
01/01/2011 to 12/31/2011	$11.52945	$11.49876	0
01/01/2012 to 12/31/2012	$11.49876	$13.09649	0
01/01/2013 to 12/31/2013	$13.09649	$17.89785	0
01/01/2014 to 12/31/2014	$17.89785	$18.88875	0
01/01/2015 to 12/31/2015	$18.88875	$17.57429	0
01/01/2016 to 12/31/2016	$17.57429	$21.50906	0
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99872	$9.87649	0
01/01/2011 to 12/31/2011	$9.87649	$9.72586	0
01/01/2012 to 12/31/2012	$9.72586	$9.57551	0
01/01/2013 to 12/31/2013	$9.57551	$9.42688	0
01/01/2014 to 12/31/2014	$9.42688	$9.28081	0
01/01/2015 to 12/31/2015	$9.28081	$9.13706	0
01/01/2016 to 12/31/2016	$9.13706	$8.99556	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98469	$10.79940	0
01/01/2011 to 12/31/2011	$10.79940	$10.96965	0
01/01/2012 to 12/31/2012	$10.96965	$12.29770	0
01/01/2013 to 12/31/2013	$12.29770	$12.97650	0
01/01/2014 to 12/31/2014	$12.97650	$13.10215	0
01/01/2015 to 12/31/2015	$13.10215	$12.43940	0
01/01/2016 to 12/31/2016	$12.43940	$14.13264	0
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99070	$10.65498	0
01/01/2011 to 12/31/2011	$10.65498	$10.05116	0
01/01/2012 to 12/31/2012	$10.05116	$11.56610	0
01/01/2013 to 12/31/2013	$11.56610	$15.92568	0
01/01/2014 to 12/31/2014	$15.92568	$17.83414	0
01/01/2015 to 12/31/2015	$17.83414	$16.18184	0
01/01/2016 to 12/31/2016	$16.18184	$19.09970	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92955	$11.29542	0
01/01/2011 to 12/31/2011	$11.29542	$9.68328	0
01/01/2012 to 12/31/2012	$9.68328	$11.47463	0
01/01/2013 to 12/31/2013	$11.47463	$13.44960	0
01/01/2014 to 12/31/2014	$13.44960	$12.50960	0
01/01/2015 to 12/31/2015	$12.50960	$12.70346	0
01/01/2016 to 12/31/2016	$12.70346	$12.03453	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92942	$10.83245	0
01/01/2011 to 12/31/2011	$10.83245	$9.32641	0
01/01/2012 to 12/31/2012	$9.32641	$10.71291	0
01/01/2013 to 12/31/2013	$10.71291	$12.60004	0
01/01/2014 to 12/31/2014	$12.60004	$11.57314	0
01/01/2015 to 12/31/2015	$11.57314	$11.48681	0
01/01/2016 to 12/31/2016	$11.48681	$11.37476	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97695	$10.90910	0
01/01/2011 to 12/31/2011	$10.90910	$10.67909	0
01/01/2012 to 12/31/2012	$10.67909	$11.94145	0
01/01/2013 to 12/31/2013	$11.94145	$13.67052	0
01/01/2014 to 12/31/2014	$13.67052	$14.31525	0
01/01/2015 to 12/31/2015	$14.31525	$13.94574	0
01/01/2016 to 12/31/2016	$13.94574	$14.44632	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92207	$10.59379	0
01/01/2011 to 12/31/2011	$10.59379	$9.47546	0
01/01/2012 to 12/31/2012	$9.47546	$11.37219	0
01/01/2013 to 12/31/2013	$11.37219	$12.91575	0
01/01/2014 to 12/31/2014	$12.91575	$11.90621	0
01/01/2015 to 12/31/2015	$11.90621	$11.39406	0
01/01/2016 to 12/31/2016	$11.39406	$11.43457	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.62393	0
01/01/2011 to 12/31/2011	$10.62393	$10.48389	0
01/01/2012 to 12/31/2012	$10.48389	$11.42759	0
01/01/2013 to 12/31/2013	$11.42759	$12.49175	0
01/01/2014 to 12/31/2014	$12.49175	$12.96822	0
01/01/2015 to 12/31/2015	$12.96822	$12.74390	0
01/01/2016 to 12/31/2016	$12.74390	$13.02832	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97157	$10.81336	0
01/01/2011 to 12/31/2011	$10.81336	$10.71648	0
01/01/2012 to 12/31/2012	$10.71648	$12.15248	0
01/01/2013 to 12/31/2013	$12.15248	$16.33034	0
01/01/2014 to 12/31/2014	$16.33034	$17.60515	0
01/01/2015 to 12/31/2015	$17.60515	$19.17549	0
01/01/2016 to 12/31/2016	$19.17549	$18.60239	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99282	$11.34431	0
01/01/2011 to 12/31/2011	$11.34431	$11.06660	0
01/01/2012 to 12/31/2012	$11.06660	$12.23126	0
01/01/2013 to 12/31/2013	$12.23126	$16.45036	0
01/01/2014 to 12/31/2014	$16.45036	$17.91043	0
01/01/2015 to 12/31/2015	$17.91043	$19.40882	0
01/01/2016 to 12/31/2016	$19.40882	$20.17409	0
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98889	$10.85859	0
01/01/2011 to 12/31/2011	$10.85859	$11.77788	0
01/01/2012 to 12/31/2012	$11.77788	$12.28266	0
01/01/2013 to 12/31/2013	$12.28266	$11.85041	0
01/01/2014 to 12/31/2014	$11.85041	$12.41206	0
01/01/2015 to 12/31/2015	$12.41206	$12.14827	0
01/01/2016 to 12/31/2016	$12.14827	$12.27154	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98785	$10.93228	0
01/01/2011 to 12/31/2011	$10.93228	$10.42591	0
01/01/2012 to 12/31/2012	$10.42591	$12.63293	0
01/01/2013 to 12/31/2013	$12.63293	$15.87405	0
01/01/2014 to 12/31/2014	$15.87405	$16.19536	0
01/01/2015 to 12/31/2015	$16.19536	$15.71066	0
01/01/2016 to 12/31/2016	$15.71066	$16.56771	0
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.90783	0
01/01/2011 to 12/31/2011	$10.90783	$10.67520	0
01/01/2012 to 12/31/2012	$10.67520	$12.30498	0
01/01/2013 to 12/31/2013	$12.30498	$16.56112	0
01/01/2014 to 12/31/2014	$16.56112	$17.72458	0
01/01/2015 to 12/31/2015	$17.72458	$18.71127	0
01/01/2016 to 12/31/2016	$18.71127	$18.77395	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99872	$10.20064	0
01/01/2013 to 12/31/2013	$10.20064	$13.50766	0
01/01/2014 to 12/31/2014	$13.50766	$14.65708	0
01/01/2015 to 12/31/2015	$14.65708	$14.32556	0
01/01/2016 to 12/31/2016	$14.32556	$16.00033	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02863	$10.07251	0
01/01/2012 to 12/31/2012	$10.07251	$10.39943	0
01/01/2013 to 12/31/2013	$10.39943	$9.94819	0
01/01/2014 to 12/31/2014	$9.94819	$10.29844	0
01/01/2015 to 10/16/2015	$10.29844	$10.27892	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95901	$11.96429	0
01/01/2011 to 12/31/2011	$11.96429	$11.97771	0
01/01/2012 to 12/31/2012	$11.97771	$13.25202	0
01/01/2013 to 12/31/2013	$13.25202	$17.30115	0
01/01/2014 to 12/31/2014	$17.30115	$18.38525	0
01/01/2015 to 10/16/2015	$18.38525	$18.86822	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97314	$11.46621	0
01/01/2011 to 04/29/2011	$11.46621	$12.86545	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99127	$11.27254	0
01/01/2011 to 12/31/2011	$11.27254	$10.82229	0
01/01/2012 to 12/31/2012	$10.82229	$12.47926	0
01/01/2013 to 12/31/2013	$12.47926	$17.44688	0
01/01/2014 to 12/31/2014	$17.44688	$19.62421	0
01/01/2015 to 12/31/2015	$19.62421	$18.23094	0
01/01/2016 to 12/31/2016	$18.23094	$21.22102	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99872	$10.33078	0
01/01/2013 to 12/31/2013	$10.33078	$12.09438	0
01/01/2014 to 12/31/2014	$12.09438	$12.51882	0
01/01/2015 to 12/31/2015	$12.51882	$12.17179	0
01/01/2016 to 12/31/2016	$12.17179	$12.50136	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93919	$11.71470	0
01/01/2011 to 12/31/2011	$11.71470	$9.19541	0
01/01/2012 to 12/31/2012	$9.19541	$10.67589	0
01/01/2013 to 12/31/2013	$10.67589	$10.53387	0
01/01/2014 to 12/31/2014	$10.53387	$9.88493	0
01/01/2015 to 12/31/2015	$9.88493	$8.10388	0
01/01/2016 to 12/31/2016	$8.10388	$8.96481	0
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98968	$10.63280	0
01/01/2011 to 12/31/2011	$10.63280	$10.57239	0
01/01/2012 to 12/31/2012	$10.57239	$11.48809	0
01/01/2013 to 12/31/2013	$11.48809	$12.35185	0
01/01/2014 to 12/31/2014	$12.35185	$12.86264	0
01/01/2015 to 12/31/2015	$12.86264	$12.68150	0
01/01/2016 to 12/31/2016	$12.68150	$13.17510	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01864	$10.07242	0
01/01/2012 to 12/31/2012	$10.07242	$10.62108	0
01/01/2013 to 12/31/2013	$10.62108	$10.21460	0
01/01/2014 to 12/31/2014	$10.21460	$10.66578	0
01/01/2015 to 12/31/2015	$10.66578	$10.47236	0
01/01/2016 to 12/31/2016	$10.47236	$10.74430	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96371	$11.54739	0
01/01/2011 to 12/31/2011	$11.54739	$10.66208	0
01/01/2012 to 12/31/2012	$10.66208	$11.85289	0
01/01/2013 to 12/31/2013	$11.85289	$13.65609	0
01/01/2014 to 12/31/2014	$13.65609	$14.68096	0
01/01/2015 to 12/31/2015	$14.68096	$14.36486	0
01/01/2016 to 12/31/2016	$14.36486	$15.57026	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.92795	0
01/01/2011 to 12/31/2011	$10.92795	$11.13076	0
01/01/2012 to 12/31/2012	$11.13076	$13.01860	0
01/01/2013 to 12/31/2013	$13.01860	$16.97311	0
01/01/2014 to 12/31/2014	$16.97311	$19.58640	0
01/01/2015 to 12/31/2015	$19.58640	$19.87649	0
01/01/2016 to 12/31/2016	$19.87649	$22.47427	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99872	$8.90596	0
01/01/2012 to 12/31/2012	$8.90596	$9.92148	0
01/01/2013 to 12/31/2013	$9.92148	$11.95543	0
01/01/2014 to 12/31/2014	$11.95543	$12.53531	0
01/01/2015 to 12/31/2015	$12.53531	$12.35957	0
01/01/2016 to 12/31/2016	$12.35957	$12.93763	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98778	$10.82212	0
01/01/2011 to 12/31/2011	$10.82212	$10.46108	0
01/01/2012 to 12/31/2012	$10.46108	$11.35774	0
01/01/2013 to 12/31/2013	$11.35774	$12.57257	0
01/01/2014 to 12/31/2014	$12.57257	$13.01383	0
01/01/2015 to 12/31/2015	$13.01383	$12.79084	0
01/01/2016 to 12/31/2016	$12.79084	$13.19931	0
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97797	$11.01019	0
01/01/2011 to 12/31/2011	$11.01019	$10.58080	0
01/01/2012 to 12/31/2012	$10.58080	$12.07310	0
01/01/2013 to 12/31/2013	$12.07310	$14.03259	0
01/01/2014 to 12/31/2014	$14.03259	$14.56556	0
01/01/2015 to 12/31/2015	$14.56556	$14.26195	0
01/01/2016 to 12/31/2016	$14.26195	$14.99866	0
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98260	$10.80111	0
01/01/2011 to 12/31/2011	$10.80111	$10.27434	0
01/01/2012 to 12/31/2012	$10.27434	$11.24142	0
01/01/2013 to 12/31/2013	$11.24142	$12.66080	0
01/01/2014 to 12/31/2014	$12.66080	$12.84298	0
01/01/2015 to 10/16/2015	$12.84298	$12.50178	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97205	$12.19873	0
01/01/2011 to 12/31/2011	$12.19873	$10.43525	0
01/01/2012 to 12/31/2012	$10.43525	$12.33558	0
01/01/2013 to 12/31/2013	$12.33558	$17.10075	0
01/01/2014 to 12/31/2014	$17.10075	$17.66752	0
01/01/2015 to 12/31/2015	$17.66752	$17.62586	0
01/01/2016 to 12/31/2016	$17.62586	$18.68927	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96110	$12.66040	0
01/01/2011 to 12/31/2011	$12.66040	$12.34240	0
01/01/2012 to 12/31/2012	$12.34240	$13.63036	0
01/01/2013 to 12/31/2013	$13.63036	$18.13916	0
01/01/2014 to 12/31/2014	$18.13916	$18.54003	0
01/01/2015 to 12/31/2015	$18.54003	$18.39607	0
01/01/2016 to 12/31/2016	$18.39607	$20.29869	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96453	$11.50590	0
01/01/2011 to 12/31/2011	$11.50590	$10.65082	0
01/01/2012 to 12/31/2012	$10.65082	$12.38985	0
01/01/2013 to 12/31/2013	$12.38985	$16.76002	0
01/01/2014 to 12/31/2014	$16.76002	$17.36948	0
01/01/2015 to 12/31/2015	$17.36948	$16.36331	0
01/01/2016 to 12/31/2016	$16.36331	$20.81498	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99241	$10.72920	0
01/01/2011 to 12/31/2011	$10.72920	$10.77267	0
01/01/2012 to 12/31/2012	$10.77267	$12.03687	0
01/01/2013 to 12/31/2013	$12.03687	$13.84512	0
01/01/2014 to 12/31/2014	$13.84512	$14.43195	0
01/01/2015 to 12/31/2015	$14.43195	$14.21424	0
01/01/2016 to 12/31/2016	$14.21424	$15.05022	0
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98606	$10.57407	0
01/01/2011 to 12/31/2011	$10.57407	$10.23980	0
01/01/2012 to 12/31/2012	$10.23980	$11.81994	0
01/01/2013 to 12/31/2013	$11.81994	$15.09115	0
01/01/2014 to 12/31/2014	$15.09115	$15.96666	0
01/01/2015 to 10/16/2015	$15.96666	$14.81476	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97129	$11.17478	0
01/01/2011 to 12/31/2011	$11.17478	$10.81531	0
01/01/2012 to 12/31/2012	$10.81531	$12.51952	0
01/01/2013 to 12/31/2013	$12.51952	$17.75193	0
01/01/2014 to 12/31/2014	$17.75193	$18.93530	0
01/01/2015 to 12/31/2015	$18.93530	$20.42839	0
01/01/2016 to 12/31/2016	$20.42839	$20.65507	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.85997	$11.51568	0
01/01/2011 to 12/31/2011	$11.51568	$9.64600	0
01/01/2012 to 12/31/2012	$9.64600	$9.83972	0
01/01/2013 to 12/31/2013	$9.83972	$11.17722	0
01/01/2014 to 12/31/2014	$11.17722	$10.08394	0
01/01/2015 to 12/31/2015	$10.08394	$8.01629	0
01/01/2016 to 12/31/2016	$8.01629	$9.83507	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98040	$10.34648	0
01/01/2011 to 12/31/2011	$10.34648	$10.60636	0
01/01/2012 to 12/31/2012	$10.60636	$10.98741	0
01/01/2013 to 12/31/2013	$10.98741	$10.41107	0
01/01/2014 to 12/31/2014	$10.41107	$10.30674	0
01/01/2015 to 12/31/2015	$10.30674	$9.67848	0
01/01/2016 to 12/31/2016	$9.67848	$9.94404	0
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98632	$10.70454	0
01/01/2011 to 12/31/2011	$10.70454	$10.48691	0
01/01/2012 to 12/31/2012	$10.48691	$11.70777	0
01/01/2013 to 12/31/2013	$11.70777	$15.51777	0
01/01/2014 to 12/31/2014	$15.51777	$15.51535	0
01/01/2015 to 12/31/2015	$15.51535	$14.34863	0
01/01/2016 to 12/31/2016	$14.34863	$14.99238	0
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98898	$11.54064	0
01/01/2011 to 12/31/2011	$11.54064	$10.96975	0
01/01/2012 to 12/31/2012	$10.96975	$12.78777	0
01/01/2013 to 12/31/2013	$12.78777	$16.67049	0
01/01/2014 to 12/31/2014	$16.67049	$18.86897	0
01/01/2015 to 12/31/2015	$18.86897	$17.34887	0
01/01/2016 to 12/31/2016	$17.34887	$19.47100	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99872	$8.84345	0
01/01/2012 to 12/31/2012	$8.84345	$9.66456	0
01/01/2013 to 12/31/2013	$9.66456	$11.46554	0
01/01/2014 to 12/31/2014	$11.46554	$11.90913	0
01/01/2015 to 12/31/2015	$11.90913	$11.65045	0
01/01/2016 to 12/31/2016	$11.65045	$12.21862	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99872	$10.43588	0
01/01/2011 to 12/31/2011	$10.43588	$10.89333	0
01/01/2012 to 12/31/2012	$10.89333	$11.56644	0
01/01/2013 to 12/31/2013	$11.56644	$11.21717	0
01/01/2014 to 12/31/2014	$11.21717	$11.83811	0
01/01/2015 to 12/31/2015	$11.83811	$11.79873	0
01/01/2016 to 12/31/2016	$11.79873	$12.21446	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97124	$10.67680	0
01/01/2011 to 12/31/2011	$10.67680	$10.33586	0
01/01/2012 to 09/21/2012	$10.33586	$11.58808	0
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03861	$11.03801	0
01/01/2011 to 12/31/2011	$11.03801	$11.62200	0
01/01/2012 to 12/31/2012	$11.62200	$12.68401	0
01/01/2013 to 12/31/2013	$12.68401	$16.04043	0
01/01/2014 to 12/31/2014	$16.04043	$17.40696	0
01/01/2015 to 12/31/2015	$17.40696	$17.85057	0
01/01/2016 to 12/31/2016	$17.85057	$18.19733	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02716	$11.23714	0
01/01/2011 to 12/31/2011	$11.23714	$11.67164	0
01/01/2012 to 12/31/2012	$11.67164	$14.02974	0
01/01/2013 to 12/31/2013	$14.02974	$19.31921	0
01/01/2014 to 12/31/2014	$19.31921	$21.38981	0
01/01/2015 to 12/31/2015	$21.38981	$22.04579	0
01/01/2016 to 12/31/2016	$22.04579	$22.61343	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98595	$10.20757	0
01/01/2011 to 12/31/2011	$10.20757	$8.65952	0
01/01/2012 to 12/31/2012	$8.65952	$10.63338	0
01/01/2013 to 12/31/2013	$10.63338	$13.82667	0
01/01/2014 to 12/31/2014	$13.82667	$15.37063	0
01/01/2015 to 12/31/2015	$15.37063	$14.90621	0
01/01/2016 to 12/31/2016	$14.90621	$16.92407	0
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04765	$9.86192	0
01/01/2011 to 12/31/2011	$9.86192	$10.69120	0
01/01/2012 to 12/31/2012	$10.69120	$12.35718	0
01/01/2013 to 12/31/2013	$12.35718	$17.00258	0
01/01/2014 to 12/31/2014	$17.00258	$20.70598	0
01/01/2015 to 12/31/2015	$20.70598	$21.40911	0
01/01/2016 to 12/31/2016	$21.40911	$20.22390	0
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00829	$11.41249	0
01/01/2011 to 12/31/2011	$11.41249	$11.03529	0
01/01/2012 to 12/31/2012	$11.03529	$12.58034	0
01/01/2013 to 12/31/2013	$12.58034	$17.11531	0
01/01/2014 to 12/31/2014	$17.11531	$17.78982	0
01/01/2015 to 12/31/2015	$17.78982	$16.91500	0
01/01/2016 to 12/31/2016	$16.91500	$19.57558	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98855	$10.94807	0
01/01/2011 to 12/31/2011	$10.94807	$11.11603	0
01/01/2012 to 12/31/2012	$11.11603	$12.33521	0
01/01/2013 to 12/31/2013	$12.33521	$15.86803	0
01/01/2014 to 12/31/2014	$15.86803	$17.64163	0
01/01/2015 to 12/31/2015	$17.64163	$18.02070	0
01/01/2016 to 12/31/2016	$18.02070	$18.63182	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01448	$10.67678	0
01/01/2011 to 12/31/2011	$10.67678	$10.37700	0
01/01/2012 to 12/31/2012	$10.37700	$11.79127	0
01/01/2013 to 12/31/2013	$11.79127	$15.07869	0
01/01/2014 to 12/31/2014	$15.07869	$16.39998	0
01/01/2015 to 12/31/2015	$16.39998	$15.38119	0
01/01/2016 to 12/31/2016	$15.38119	$17.48009	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97444	$11.71383	0
01/01/2011 to 12/31/2011	$11.71383	$11.19877	0
01/01/2012 to 12/31/2012	$11.19877	$12.72056	0
01/01/2013 to 12/31/2013	$12.72056	$16.34622	0
01/01/2014 to 12/31/2014	$16.34622	$17.04100	0
01/01/2015 to 12/31/2015	$17.04100	$16.82444	0
01/01/2016 to 12/31/2016	$16.82444	$18.69705	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98176	$11.08583	0
01/01/2011 to 12/31/2011	$11.08583	$10.48597	0
01/01/2012 to 12/31/2012	$10.48597	$12.03322	0
01/01/2013 to 12/31/2013	$12.03322	$15.65661	0
01/01/2014 to 12/31/2014	$15.65661	$16.98392	0
01/01/2015 to 12/31/2015	$16.98392	$15.34548	0
01/01/2016 to 12/31/2016	$15.34548	$18.78575	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96781	$11.54906	0
01/01/2011 to 12/31/2011	$11.54906	$11.91048	0
01/01/2012 to 12/31/2012	$11.91048	$13.73909	0
01/01/2013 to 12/31/2013	$13.73909	$13.53864	0
01/01/2014 to 12/31/2014	$13.53864	$16.66327	0
01/01/2015 to 12/31/2015	$16.66327	$16.45819	0
01/01/2016 to 12/31/2016	$16.45819	$17.13128	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97398	$11.67823	0
01/01/2011 to 12/31/2011	$11.67823	$11.64477	0
01/01/2012 to 12/31/2012	$11.64477	$12.89491	0
01/01/2013 to 12/31/2013	$12.89491	$17.82707	0
01/01/2014 to 12/31/2014	$17.82707	$17.93212	0
01/01/2015 to 12/31/2015	$17.93212	$17.86121	0
01/01/2016 to 12/31/2016	$17.86121	$21.14323	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97963	$11.04567	0
01/01/2011 to 12/31/2011	$11.04567	$10.42854	0
01/01/2012 to 12/31/2012	$10.42854	$11.92528	0
01/01/2013 to 12/31/2013	$11.92528	$16.16371	0
01/01/2014 to 12/31/2014	$16.16371	$16.83844	0
01/01/2015 to 12/31/2015	$16.83844	$15.20513	0
01/01/2016 to 12/31/2016	$15.20513	$19.27780	0

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04618	$12.16509	0
01/01/2011 to 12/31/2011	$12.16509	$12.20059	0
01/01/2012 to 12/31/2012	$12.20059	$13.99506	0
01/01/2013 to 12/31/2013	$13.99506	$15.44107	0
01/01/2014 to 12/31/2014	$15.44107	$15.28780	0
01/01/2015 to 12/31/2015	$15.28780	$15.27982	0
01/01/2016 to 12/31/2016	$15.27982	$18.30150	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03432	$10.77660	0
01/01/2011 to 12/31/2011	$10.77660	$12.46761	0
01/01/2012 to 12/31/2012	$12.46761	$12.29128	0
01/01/2013 to 12/31/2013	$12.29128	$13.71177	0
01/01/2014 to 12/31/2014	$13.71177	$16.99349	0
01/01/2015 to 12/31/2015	$16.99349	$15.65894	0
01/01/2016 to 12/31/2016	$15.65894	$17.74112	0
*Denotes the start date of these sub-accounts

APPENDIX B – HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT –
NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered March 15, 2010 to January 23, 2011.
Effective September 14, 2012, we are no longer accepting additional Purchase Payments for Annuities that have these benefits.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD6 PLUS)
Highest Daily Lifetime 6 Plus Income Benefit (HD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. Highest Daily Lifetime 6 Plus is no longer available for election.
If you have elected this benefit, the benefit guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

B-1

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
In the rider for this benefit, we use slightly different terms for the calculation described. We use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th benefit anniversary, your Protected Withdrawal Value on the 10th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th benefit anniversary, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 4% for ages 45 - less than 59  1/2; 5% for ages 59  1/2-79, and 6% for ages 80 or older. (Note that for purposes of the age tiers used with this benefit, we deem the Annuitant to have reached age 59 1/2 on the 183rd day after his/her 59th birthday). Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio. Reductions are based on the actual “gross” amount of the withdrawal. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges or tax withholding applicable to that withdrawal will be assessed from your remaining Account Value, then the amount of the withdrawal plus charges/tax withholding exceeding the Annual Income Amount would result in that portion of the withdrawal being treated as Excess Income.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and it must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as

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of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal.
Example of dollar-for-dollar reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

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Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal

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Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

▪	Assume the following:

▪	The Issue Date is December 1

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 3 the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).

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Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account

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Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime 6 Plus is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce

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the Account Value to zero partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
We no longer permit elections of Highest Daily Lifetime 6 Plus. Previously, for elections of Highest Daily Lifetime 6 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned Annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program, for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates upon Due Proof of Death.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

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As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

▪
On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically

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occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account; or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).

▪	At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

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As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
Spousal Highest Daily Lifetime 6 Plus Income Benefit (SHD6 Plus) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two spouses. Spousal Highest Daily Lifetime 6 Plus is no longer available for election.
If you have elected this benefit, the benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Currently, if you participate in Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must have been at least 50 years old and the oldest designated life must have been at least 55 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime 6 Plus benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional living benefit, although you may elect any optional death benefit.
As long as your Spousal Highest Daily Lifetime 6 Plus benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Spousal Highest Daily Lifetime 6 Plus benefit. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more

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than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th benefit anniversary, your Periodic Value on the 10th or 20th benefit anniversary effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
In the rider for this benefit, as respects the preceding paragraph, we use the term “Guaranteed Base Value” to refer to the Account Value on the effective date of the benefit, plus the amount of any “adjusted” Purchase Payments made within one year after the effective date of the benefit. “Adjusted” Purchase Payments means Purchase Payments we receive, decreased by any fees or tax charges deducted from such Purchase Payments upon allocation to the Annuity.
This means that: if you do not take a Lifetime Withdrawal on or before the 10th Anniversary of the benefit, your Protected Withdrawal Value on the 10th Anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election; or if you do not take a withdrawal on or before the 20th anniversary of the benefit, your Protected Withdrawal Value on the 20th anniversary will be at least quadruple (400%) of your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 10th or 20th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual “gross” amount of the withdrawal. Thus, you should be aware that if you ask to receive a specified withdrawal amount that itself is not deemed Excess Income, with the understanding that any charges or tax withholding applicable to that withdrawal will be assessed from your remaining Account Value, then the amount of the withdrawal plus charges/tax withholding exceeding the Annual Income Amount would result in that portion of the withdrawal being treated as Excess Income.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion

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is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional Purchase Payments to Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value.
Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carryover the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on August 1, 2011

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	The first withdrawal is a Lifetime Withdrawal.
Example of dollar-for-dollar reductions
On October 24, 2011, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2011) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 27, 2011 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio

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of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value” earlier in this prospectus). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal

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and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2011

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 3, 2011, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2011 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the section above concerning Highest Daily Lifetime 6 Plus for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described

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above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity. Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
Any Death Benefit, including any optional Death Benefit that you elected, will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

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Charge for Spousal Highest Daily Lifetime 6 Plus
The current charge for Spousal Highest Daily Lifetime 6 Plus is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus is no longer available. Spousal Highest Daily Lifetime 6 Plus could only be elected based on two designated lives. Designated lives must have been natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 6 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations were as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. The younger Owner/Annuitant and the Beneficiary must be at least 50 years old and the older must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. The younger Owner must be at least 50 years old and the older Owner must be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The younger of the Annuitant and the Contingent Annuitant must be at least 50 years old and the older must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
If you participate in this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value).
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

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(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon the death of the second Designated Life Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime 6 Plus above.

FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
Please see Appendix H: Formula for Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of Living Benefits.

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APPENDIX C – HIGHEST DAILY LIFETIME INCOME AND SPOUSAL HIGHEST DAILY
LIFETIME INCOME – NO LONGER AVAILABLE FOR NEW ELECTIONS
These benefits were offered January 24, 2011 to August 19, 2012.
Except for Annuities that were issued in Oregon, for Annuities that have one of these benefits, we currently limit additional Purchase Payments made after the benefit has been in effect for one year (the “benefit anniversary”) to $50,000 each benefit year. The benefit year begins on the date you elect an optional living benefit and continues through and includes the day immediately preceding the first anniversary of the date you elected the optional living benefit. Subsequent benefit years begin on the anniversary of the date you elected an optional living benefit and continue through and include the day immediately preceding the next anniversary of the date you elected the benefit.
Notwithstanding the $50,000 limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:

▪
if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));

▪	if we are not then offering this benefit for new issues; or

▪	if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
HIGHEST DAILY LIFETIME® INCOME BENEFIT
Highest Daily Lifetime® Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income currently is based on a single “designated life” who is at least 45 years old on the benefit effective date. Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Death Benefits section of this prospectus).
Key Feature – Protected Withdrawal Value

The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking withdrawals prior to your 12th benefit anniversary, however, this automatic increase will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 45-54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 45 – 54; 4% for ages 55 to less than 59 1/2; 5% for ages 59 1/2 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 45 – 54; 4% for ages 55 to less than 59  1/2; 5% for ages 59  1/2 – 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Highest Daily Lifetime Income is elected on August 1, 2012

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income

▪	The first withdrawal is a Lifetime Withdrawal.

Example of dollar-for-dollar reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

■
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

■
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

■	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48

(adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1

▪	Highest Daily Lifetime Income is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income
No previous withdrawals have been taken under Highest Daily Lifetime Income On October 3 the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70  1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.

Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro-rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime Income is 0.95% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income will be based on your Account Value on the effective date of Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating a benefit, we will send you written notice and provide you an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

Upon termination of Highest Daily Lifetime Income other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
An integral part of Highest Daily Lifetime Income (including Spousal Highest Daily Lifetime Income) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”). This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Income. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix H (and is described below).
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Income. For purposes of these benefits, we refer to those permitted Investment Options as the “Permitted Sub-accounts”. Because these restrictions and the use of the formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an Income Basis (as defined in Appendix H) for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts

▪	September 5 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4

▪
On September 5 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime Income, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Income and existing Annuities that elect Highest Daily Lifetime Income in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Income has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income or Spousal Highest Daily Lifetime Income through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME BENEFIT
Spousal Highest Daily Lifetime® Income Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income is the pre-determined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income is the spousal version of Highest Daily Lifetime Income. Currently, if you elect Spousal Highest Daily Lifetime Income and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income must be elected based on two designated lives, as described below. Each designated life must be at least 45 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income is not available if you elect any other optional living benefit, although you may elect any optional death benefit.

As long as your Spousal Highest Daily Lifetime Income is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus. For example, if the Annuity terminates in this scenario, you would no longer have any optional death benefit that you may have elected (see the Death Benefits section of this prospectus).
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2; 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2, 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 45-54, 3.5% for ages 55 to less than 59  1/2, 4.5% for ages 59  1/2 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on August 1, 2012

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income Benefit

▪	The first withdrawal is a Lifetime Withdrawal.
Example of dollar-for-dollar reductions
On October 24, 2012, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 59 1/2 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2012) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2012 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

*
In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

■
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

■
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

■
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

■	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income. If you do not designate the withdrawal as a the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 1, 2011

▪	Spousal Highest Daily Lifetime Income is elected on September 4, 2012

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income

On October 3, 2012, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2012 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

Other Important Considerations

▪
Withdrawals under Spousal Highest Daily Lifetime Income are subject to all of the terms and conditions of the Annuity. Withdrawals made while Spousal Highest Daily Lifetime Income is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata. The first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit, including any optional Death Benefit that you elect, will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Spousal Highest Daily Lifetime Income Benefit
The current charge for Spousal Highest Daily Lifetime Income is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 45 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 45 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 45 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)
the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

*	Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds ( representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income above.

APPENDIX D - HIGHEST DAILY LIFETIME INCOME 2.0, SPOUSAL HIGHEST DAILY
LIFETIME INCOME 2.0, HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL
DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST
ANNUAL DEATH BENEFIT - NO LONGER AVAILABLE
FOR NEW ELECTIONS
These benefits were offered August 20, 2012 to February 24, 2013.
HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT
Highest Daily Lifetime® Income 2.0 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income 2.0 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income 2.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
Key Feature - Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th Anniversary of the effective date of the benefit, your Periodic Value on the 12th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:
(a)200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;
(b)200% of all Purchase Payments made within one year following the effective date of the benefit; and
(c)all Purchase Payments made after one year following the effective date of the benefit.

This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64;
5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the
Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal.
Example of dollar-for-dollar reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000
Amount of “non” Excess Income	$3,500
Account Value immediately before Excess Income of $1,500	$114,500
Excess Income amount	$1,500
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000
1.31% Reduction in Annual Income Amount	$78.6
Annual Income Amount for future Annuity Years	$5,921.4

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to
$11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

▪
This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess
Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all
IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.
Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income
Amount will be treated as Excess Income.

▪
If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income 2.0

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currentlyavailable or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub- accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

▪
The current charge for Highest Daily Lifetime Income 2.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re- election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)	both the Account Value and Annual Income Amount equal zero; or

(vi)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income 2.0 suite of benefits, while managing the risk associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income 2.0 suite is the predetermined mathematical formula used to transfer Account Value between the
Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income 2.0 suite of benefits.
The formula is set forth in Appendix H (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. It may also limit the potential for your Account Value to grow.
However, in addition to providing lifetime income when your Account Value is reduced to zero, Highest Daily Lifetime Income 2.0 can potentially dampen the impact of volatility on your Account Value during extreme market downturns by transferring assets from your chosen investments into the Bond Sub-account as described above. This occurs pursuant to the predetermined mathematical formula, which can limit the possibility or reduce the amount of a significant loss of Account Value, and potentially provide a higher income stream in retirement.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula nor does the formula constitute an investment strategy that we are recommending to you.

Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while money is invested in it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub- account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time the benefit has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.

(1)	First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.

(2)
Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.

(3)	Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.

(4)	If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L - B)/V
More specifically, the formula operates as follows:

(1)
We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix H) for that day by 5% and by the applicable Annuity Factor found in Appendix H. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 x 5% x 14.95 = $149,500

(2)
Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

(3)
If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub- accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

(4)
In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally,future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub- accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub- account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
Other Important Information

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The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub- account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.

▪
While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

▪	If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.

▪
Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.

▪
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional

Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME 2.0 BENEFIT
Spousal Highest Daily Lifetime® Income 2.0 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit and at the first death of one of them (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income 2.0 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 is the spousal version of Highest Daily Lifetime Income 2.0. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0. As to the impact of such a scenario on any other optional benefit you may have, please see the applicable section in this prospectus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income 2.0. See the section of this prospectus entitled “6 or 12 Month Dollar Cost Averaging Program” for details.

Key Feature - Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a Lifetime Withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of
Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a withdrawal.

Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54,
3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed toincrease the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the
Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0

▪	The first withdrawal is a Lifetime Withdrawal.
Example of dollar-for-dollar reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal

Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to
$0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

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This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

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The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.

In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above). It will reduce both by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime
Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 is elected on September 4, 2013

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$109,375
12th benefit year Minimum Periodic Value	$183,750
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income 2.0

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income 2.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under Spousal Highest Daily Lifetime Income 2.0 are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

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You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes go into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub- accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for the Spousal Highest Daily Lifetime Income v2.0
The current charge for Spousal Highest Daily Lifetime Income 2.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub- account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income 2.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income 2.0. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.

Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)
upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;

(ii)	upon the death of the second designated life;

(iii)	your termination of the benefit;

(iv)	your surrender of the Annuity;

(v)	your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vi)	both the Account Value and Annual Income Amount equal zero; or

(vii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub- accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income 2.0 with HA DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account.

See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income 2.0. If you elect Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income 2.0 and elect Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income 2.0 with HA DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date. As long as your Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income 2.0 with HA DB (including no payment of the Highest Annual Death Benefit Amount).
Key Feature - Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th anniversary is equal to the greater of:

(1)	the Periodic Value described above, or

(2)	the sum of (a), (b) and (c) below proportionally reduced for any Non-Lifetime Withdrawals:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.

Key Feature - Annual Income Amount under Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years unless you take a withdrawal of Excess Income, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50-54; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of
Excess Income.

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If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

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If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.

You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 -54 ; 4% for ages 55 to 64; 5% for ages 65 to 84, and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.
If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income 2.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 - 54; 4% for ages 55 to 64; 5% for ages 65 - 84, and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the
Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of dollar-for-dollar reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $3,500. This is the result of a dollar- for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest
Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income Account	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HA DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Annual Death Benefit Amount	$107,986.60

Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$11,900.00
June 29	$226,500.00	$228,009.60	$11,400.48
June 30	$226,800.00	$228,009.60	$11,400.48
July 1	$233,500.00	$233,500.00	$11,675.00
July 2	$231,900.00	$233,500.00	$11,675.00
* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

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The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.

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This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.

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The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non- Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime
Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 3

▪	Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income 2.0 with HA DB

▪	No previous withdrawals have been taken under Highest Daily Lifetime Income 2.0 with HA DB
On October 3, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio	(12.5)%
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied:
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess
Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:

▪	the remaining Annual Income Amount for that Annuity Year; plus

▪	the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all
IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2016 to 12/31/2016	06/01/2016 to 05/31/2017	01/01/2017 to 12/31/2017
Assume the following:

▪	RMD Amount for Both Calendar Years = $6,000;

▪	Annual Income Amount = $5,000; and

▪	A withdrawal of $2,000 was taken on 07/01/2016 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2017 and 05/31/2017 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:

▪	The remaining Annual Income for that Annuity Year ($3,000); plus

▪	The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the
Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2017.

Other Important Information

▪	If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

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If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

▪	If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Annual Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income 2.0 with HA DB

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable tax charges, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

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In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

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Withdrawals under Highest Daily Lifetime Income 2.0 with HA DB are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or upon addition of subsequent Purchase Payments. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

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If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub- accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

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Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” earlier in the prospectus for more information.)

Charge for Daily Lifetime Income 2.0 with HA DB
The current charge for Highest Daily Lifetime Income 2.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary.

Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income 2.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income 2.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.
Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Highest Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income 2.0 with HA DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income 2.0 with HA DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	your termination of the benefit;

(ii)	your surrender of the Annuity;

(iii)	when annuity payments begin (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);

(iv)	our receipt of Due Proof of Death of the Owner (or Annuitant if entity-owned); (v) both the Account Value and Annual Income Amount equal zero; or

(v)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income 2.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income 2.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.
SPOUSAL HIGHEST DAILY LIFETIME INCOME 2.0 WITH HIGHEST ANNUAL DEATH BENEFIT
Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit (“HA DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub- account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income 2.0 with HA DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income 2.0 with HA DB is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income 2.0 with HA DB is the spousal version of Highest Daily Lifetime Income 2.0 with HA DB. Spousal Highest Daily Lifetime Income 2.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income 2.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income 2.0. If you elect Spousal Highest Daily Lifetime Income 2.0 without HA DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income 2.0 and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income 2.0 with HA DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income 2.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income 2.0 with HA DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income 2.0 with HA DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB.
Key Feature - Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 12th benefit anniversary, your Periodic Value on the 12th benefit anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) proportionally reduced for any Non-Lifetime Withdrawal:

(a)	200% of the Account Value on the effective date of the benefit including any Purchase Payments made on that day;

(b)	200% of all Purchase Payments made within one year following the effective date of the benefit; and

(c)	all Purchase Payments made after one year following the effective date of the benefit.
This means that if you do not take a withdrawal on or before the 12th benefit anniversary, your Protected Withdrawal Value on the 12th benefit anniversary will be at least double (200%) your initial Protected Withdrawal Value established on the date of benefit election. If you begin taking Lifetime Withdrawals prior to your 12th benefit anniversary, however, these automatic increases will not occur. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income 2.0 with HA DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64; 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal
Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of
Excess Income.

▪
If you request a gross withdrawal, the amount of any tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.

▪
If you request a net withdrawal, the amount of any tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income 2.0 with HA DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Account Value becomes zero.If your Annuity permits additional Purchase Payments, we may limit any additional Purchase Payment(s) if we determine that as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s). We reserve the right to not accept additional Purchase Payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50-54, 3.5% for ages 55 to 64, 4.5% for ages 65 to 84, and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the
Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income 2.0 with HA DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income 2.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income 2.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is November 1, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on August 1, 2013

▪	Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

▪	The first withdrawal is a Lifetime Withdrawal
Example of dollar-for-dollar reductions
On October 24, 2013, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420.Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31, 2013) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, 2013 the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Annual Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HA DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Annual Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50

* In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:

▪
The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,600 before the Excess Income.

▪
This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.

▪
The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.

▪	The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income 2.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Periodic Value guarantee on the twelfth anniversary of the benefit effective date (see description in “Key Feature - Protected Withdrawal Value,” above) and the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime
Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example - Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

▪	The Issue Date is December 3, 2012

▪	Spousal Highest Daily Lifetime Income 2.0 with HA DB is elected on September 4, 2013

▪	The Account Value at benefit election was $105,000

▪	Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income 2.0 with HA DB

▪	No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB
On October 3, 2013, the Protected Withdrawal Value is $125,000, the 12th benefit year minimum Periodic Value guarantee is $210,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3, 2013 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income 2.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio	(12.5)%
Protected Withdrawal Value	$109,375.00
12th benefit year Minimum Periodic Value	$183,750.00
Highest Annual Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income 2.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Annual Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit or the Highest Annual Death Benefit Amount described below.
Highest Annual Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account
Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:

(1)	The Account Value on the current Valuation Day; and

(2)	The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,

▪	increased by any Purchase Payments made since that anniversary and,

▪	reduced by the effect of withdrawals made since that anniversary, as described below.
Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income 2.0 with HA DB.
On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:

▪	increased by the amount of any additional Adjusted Purchase Payments, and

▪	reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Annual Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income 2.0 with HA DB or annuity payments begin. This means that any withdrawals that reduce your Account Value to zero will also reduce the Highest Annual Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income 2.0 with HA DB

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income 2.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account

Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income 2.0 with HA DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.

▪
Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.

▪
Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including the HA DB, will terminate. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value, less any applicable state required premium tax, to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

▪
In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Income 2.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income 2.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

▪
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.

▪
If you elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub- accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

▪
Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income 2.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)

▪
Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income 2.0 with HA DB will remain in force unless we are instructed otherwise.

Charge for Spouse Highest Daily Income v2.0 with HA DB
The current charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income 2.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income 2.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income 2.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 - 79 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other’s spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. If the designated lives divorce, Spousal Highest Daily Lifetime Income 2.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re- marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income 2.0 with HA DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income 2.0 with HA DB and terminate it, you can re-elect it, subject to our current rules and availability. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income 2.0 with HA DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income 2.0 with HA DB will be based on your Account Value on the effective date of Spousal Highest

Daily Lifetime Income 2.0 with HA DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income 2.0 with HA DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income 2.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.
The benefit automatically terminates upon the first to occur of the following:

(i)	upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;

(ii)
upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Account Value on the date of death;

(iii)	Upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;

(iv)	your termination of the benefit;

(v)	your surrender of the Annuity;

(vi)	when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);

(vii)	both the Account Value and Annual Income Amount equal zero; or

(viii)
you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*

* Prior to terminating the benefit, we will send you written notice and provide you with an opportunity to change your designations.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income 2.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.
How Spousal Highest Daily Lifetime Income 2.0 with HA DB Transfers Account Value Between Your Permitted Sub-accounts and the
AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income 2.0 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income 2.0 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income 2.0 above.

APPENDIX E: OPTIONAL DEATH BENEFITS
These benefits were offered March 15, 2010 to August 19, 2012.
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your Beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. The optional Death Benefit is called the Highest Anniversary Value Death Benefit. The Highest Anniversary Value Death Benefit is not available with the Highest Daily Lifetime Income 2.0 with HA DB or the Spousal Highest Daily Lifetime Income 2.0 with HA DB. If you purchase either Highest Daily Lifetime Income 2.0 or Spousal Highest Daily Lifetime Income 2.0 and withdrawals taken under either reduce your Account Value to zero, your optional Death Benefit will terminate. Investment restrictions may apply if you elect the optional Death Benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with the benefit. If subsequent to your election of the optional Death Benefit, we change our requirements as to how your Account Value must be allocated, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. We reserve the right to cease offering any optional Death Benefit.
Key Terms Used with the Highest Anniversary Value Death:

▪
The Death Benefit Target Date for the Highest Anniversary Value Death Benefit initially is the later of (a) the anniversary of the Issue Date coinciding with or next following the date the oldest Owner (or Annuitant, if the Annuity is entity-owned) reaches age 80 and (b) the fifth anniversary of the Issue Date of the Annuity. If there is a change of Owner (or Annuitant, if the Annuity is entity-owned) prior to the Death Benefit Target Date, then we will set the Death Benefit Target Date with reference to the age of the oldest new Owner (or Annuitant). However, we will not change the Death Benefit Target Date if the change of Owner (or Annuitant, for an entity-owned Annuity) occurs after the previous Death Benefit Target Date.

▪
The Highest Anniversary Value on the Issue Date is equal to your Account Value. Thereafter, we calculate a Highest Anniversary Value on each anniversary of the Issue Date of the Annuity (“Annuity Anniversary”) up to and including the earlier of the date of death or attainment of the Death Benefit Target Date. On each such anniversary, the Anniversary Value is equal to the greater of (a) the previous Highest Anniversary Value and (b) the Account Value on each such Anniversary. Between such anniversaries, the Highest Anniversary Value is increased by the sum of all Purchase Payments since the prior anniversary date and reduced by any Proportional Withdrawals since the prior anniversary date.

▪
Proportional Withdrawals are determined by calculating the ratio of the amount of the withdrawal to the Account Value as of the date of the withdrawal but immediately prior to the withdrawal. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), then we will reduce your Highest Anniversary Value ($125,000) by 10%, or $12,500.

Highest Anniversary Value Death Benefit (“HAV”)
If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is elected. If an Annuity has joint Owners, the oldest Owner must be age 79 or less upon election. If an Annuity is owned by an entity, the Annuitant must be age 79 or less upon election.
Calculation of Highest Anniversary Value Death Benefit
If the decedent’s date of death occurs before the Death Benefit Target Date, the Death Benefit equals the greater of:

(1)	the greater of the minimum Death Benefit described above, and

(2)	the Highest Anniversary Value as of the date on which we receive Due Proof of Death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

(1)	the minimum Death Benefit described above, and

(2)
the Highest Anniversary Value on the Death Benefit Target Date, plus any Purchase Payments since the Death Benefit Target Date, less the effect of any Proportional Withdrawals since the Death Benefit Target Date.

This Death Benefit may not be an appropriate feature where the oldest Owner’s age (Annuitant if entity-owned) is near age 80. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.
What is the charge for the optional Death Benefit?
For elections of the Highest Anniversary Value Death Benefit we impose a charge equal to 0.40% per year of the average daily net assets of the Sub-accounts. We deduct the charge for the benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. The additional annualized charge is deducted daily against your Account Value allocated to the Sub-accounts.

E-1

Can I terminate the optional Death Benefit?
The Highest Anniversary Value Death Benefit may not be terminated by you once elected. This optional Death Benefit will terminate upon the first to occur of the following:

▪	the date that the Death Benefit is determined, unless the Annuity is continued by a spouse Beneficiary;

▪
upon your designation of a new Owner or Annuitant who, as of the effective date of the change, is older than the age at which we would then issue the Death Benefit (or if we do not then consent to continue the Death Benefit);

▪	upon the Annuity Date;

▪	upon surrender of the Annuity; or

▪	if your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to be surrendered upon the death of the grantor if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the Beneficiary and is not eligible for the Death Benefit provided under the Annuity.
Upon termination, we cease to assess the fee for the optional Death Benefit.

E-2

APPENDIX F – FORMULA FOR GRO PLUS II
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX (0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

F-1

The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.

F-2

APPENDIX G – FORMULA FOR HIGHEST DAILY GRO II
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap rule”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap rule.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX (0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
90% Cap Rule: If, on any Valuation Day the Rider remains in effect, a transfer into the AST bond portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST bond portfolio Sub-account, any transfers into the AST bond portfolio Sub-account will be suspended even if the formula would otherwise dictate that a transfer into the AST bond portfolio Sub-account should occur. Transfers out of the AST bond portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs. Due to the performance of the AST bond portfolio Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST bond portfolio Sub-account.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR
AFTER JULY 16, 2010
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
The following are the Terms and Definitions referenced in the Transfer Calculation Formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di ) (Ni /365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% Cap Feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% Cap Feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min (MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C l and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX H – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE,
HIGHEST DAILY LIFETIME INCOME 2.0 SUITE, HIGHEST DAILY LIFETIME INCOME SUITE
AND HIGHEST DAILY LIFETIME 6 PLUS SUITE OF LIVING BENEFITS
This Appendix describes the formula used with the following living benefits:
The Highest Daily Lifetime Income v2.1 Suite:

▪	Highest Daily Lifetime Income v2.1;

▪	Spousal Highest Daily Lifetime Income v2.1;

▪	Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit; and

▪	Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income 2.0 Suite (offered from August 20, 2012 to February 24, 2013):

▪	Highest Daily Lifetime Income 2.0;

▪	Spousal Highest Daily Lifetime Income 2.0;

▪	Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit; and

▪	Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit.
The Highest Daily Lifetime Income Suite (offered from January 24, 2011 to August 19, 2012):

▪	Highest Daily Lifetime Income;

▪	Spousal Highest Daily Lifetime Income.
The Highest Daily Lifetime 6 Plus Suite (offered from March 15, 2010 to January 23, 2011):

▪	Highest Daily Lifetime 6 Plus Income Benefit;

▪	Spousal Highest Daily Lifetime 6 Plus Income Benefit.

TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite, Highest Daily Lifetime Income 2.0 Suite, Highest Daily Lifetime Income Suite and Highest Daily Lifetime 6 Plus Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	V – the total value of all Permitted Sub-accounts in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V

▪
If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

▪	The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V + B)) – B, [L – B – V * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the Fixed Allocations to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (V + B))} (less than) (Cu * V – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (V + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.
Targets referenced in the Transfer Calculation Formula:
Cu = [83%
Cus = 84.5%
Ct = 80%
Cl = 78%]

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.89	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL PREMIER® ADVISOR VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (May 01, 2017)

(print your name)

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(city/state/zip code)
Please see the section of this prospectus
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a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPADVNY2PROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2017
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier Advisor Variable Annuity SeriesSM ("Advisor Series") annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated May 1, 2017. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

COMPANY
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2016 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $71,182,724.72, $72,744,013.77 and $81,734,930 in 2016, 2015, and 2014, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2016) received payment with respect to annuity business during 2016 (or as to which a payment amount was accrued during 2016). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2016, non-cash compensation received by Firms and Entities ranged from $27.78 to $602,264.01. During 2016, cash compensation received by Firms ranged from $71.45 to $9,137,323.40.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment,

2

trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:

(a)	is the net result of:

(1)
the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

(2)	any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)	is the net result of:

(1)
the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

(2)	any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)
is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

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As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

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PREMIER RETIREMENT ADVISOR SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV (0.95%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96851	$10.88323	0
01/01/2011 to 12/31/2011	$10.88323	$10.49339	0
01/01/2012 to 12/31/2012	$10.49339	$11.69989	0
01/01/2013 to 12/31/2013	$11.69989	$12.74467	0
01/01/2014 to 12/31/2014	$12.74467	$13.10561	0
01/01/2015 to 12/31/2015	$13.10561	$12.56322	0
01/01/2016 to 12/31/2016	$12.56322	$13.23252	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97920	$10.98977	4,571
01/01/2011 to 12/31/2011	$10.98977	$10.89765	3,637
01/01/2012 to 12/31/2012	$10.89765	$12.26734	4,330
01/01/2013 to 12/31/2013	$12.26734	$14.16259	4,291
01/01/2014 to 12/31/2014	$14.16259	$14.88492	4,253
01/01/2015 to 12/31/2015	$14.88492	$14.86192	4,214
01/01/2016 to 12/31/2016	$14.86192	$15.76708	4,173
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00773	$10.88384	0
01/01/2011 to 12/31/2011	$10.88384	$11.16550	0
01/01/2012 to 05/04/2012	$11.16550	$12.16154	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98947	$10.84121	0
01/01/2011 to 12/31/2011	$10.84121	$10.60778	0
01/01/2012 to 12/31/2012	$10.60778	$11.81779	0
01/01/2013 to 12/31/2013	$11.81779	$13.77130	0
01/01/2014 to 12/31/2014	$13.77130	$14.53010	0
01/01/2015 to 12/31/2015	$14.53010	$14.46063	0
01/01/2016 to 12/31/2016	$14.46063	$15.22551	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99922	$9.21076	0
01/01/2012 to 12/31/2012	$9.21076	$10.20846	0
01/01/2013 to 12/31/2013	$10.20846	$11.20887	0
01/01/2014 to 12/31/2014	$11.20887	$11.64592	0
01/01/2015 to 12/31/2015	$11.64592	$11.18920	0
01/01/2016 to 12/31/2016	$11.18920	$11.85443	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.55112	0
01/01/2014 to 12/31/2014	$10.55112	$10.82490	0
01/01/2015 to 12/31/2015	$10.82490	$10.75127	0
01/01/2016 to 12/31/2016	$10.75127	$11.32520	0

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Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00864	$10.16451	0
01/01/2011 to 12/31/2011	$10.16451	$10.29417	0
01/01/2012 to 12/31/2012	$10.29417	$10.67504	0
01/01/2013 to 12/31/2013	$10.67504	$10.34375	0
01/01/2014 to 12/31/2014	$10.34375	$10.23571	0
01/01/2015 to 12/31/2015	$10.23571	$10.18736	0
01/01/2016 to 12/31/2016	$10.18736	$10.25568	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00756	$10.43950	0
01/01/2011 to 12/31/2011	$10.43950	$10.66897	0
01/01/2012 to 12/31/2012	$10.66897	$11.55266	0
01/01/2013 to 12/31/2013	$11.55266	$11.23268	0
01/01/2014 to 12/31/2014	$11.23268	$11.59678	0
01/01/2015 to 12/31/2015	$11.59678	$11.24447	0
01/01/2016 to 12/31/2016	$11.24447	$11.60869	0
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97238	$10.64930	0
01/01/2011 to 12/31/2011	$10.64930	$9.92890	0
01/01/2012 to 12/31/2012	$9.92890	$11.13599	0
01/01/2013 to 12/31/2013	$11.13599	$14.49699	0
01/01/2014 to 12/31/2014	$14.49699	$15.83332	0
01/01/2015 to 12/31/2015	$15.83332	$14.93566	0
01/01/2016 to 12/31/2016	$14.93566	$16.82746	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97838	$10.92251	10,573
01/01/2011 to 12/31/2011	$10.92251	$10.55637	6,592
01/01/2012 to 12/31/2012	$10.55637	$11.89087	16,752
01/01/2013 to 12/31/2013	$11.89087	$14.44908	16,606
01/01/2014 to 12/31/2014	$14.44908	$15.31294	16,461
01/01/2015 to 12/31/2015	$15.31294	$15.24843	16,311
01/01/2016 to 12/31/2016	$15.24843	$16.13639	16,146
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99922	$11.73387	0
01/01/2014 to 12/31/2014	$11.73387	$13.20420	0
01/01/2015 to 12/31/2015	$13.20420	$12.61166	0
01/01/2016 to 12/31/2016	$12.61166	$14.35263	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96061	$11.88298	0
01/01/2011 to 12/31/2011	$11.88298	$12.54584	0
01/01/2012 to 12/31/2012	$12.54584	$14.33383	0
01/01/2013 to 12/31/2013	$14.33383	$14.64252	0
01/01/2014 to 12/31/2014	$14.64252	$18.98686	0
01/01/2015 to 12/31/2015	$18.98686	$19.71747	0
01/01/2016 to 12/31/2016	$19.71747	$20.47072	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99922	$9.73645	0
01/01/2014 to 12/31/2014	$9.73645	$10.13610	0
01/01/2015 to 12/31/2015	$10.13610	$10.02999	0
01/01/2016 to 12/31/2016	$10.02999	$10.38882	0

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Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.97110	0
01/01/2011 to 12/31/2011	$10.97110	$10.59843	0
01/01/2012 to 12/31/2012	$10.59843	$11.92902	0
01/01/2013 to 12/31/2013	$11.92902	$14.08722	0
01/01/2014 to 12/31/2014	$14.08722	$14.75148	0
01/01/2015 to 10/16/2015	$14.75148	$14.79788	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97669	$11.10584	2,248
01/01/2011 to 12/31/2011	$11.10584	$10.83493	1,789
01/01/2012 to 12/31/2012	$10.83493	$11.87326	2,130
01/01/2013 to 12/31/2013	$11.87326	$13.49644	2,111
01/01/2014 to 12/31/2014	$13.49644	$13.78955	2,092
01/01/2015 to 12/31/2015	$13.78955	$13.79390	2,073
01/01/2016 to 12/31/2016	$13.79390	$14.24416	2,053
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99922	$10.80002	13,886
01/01/2013 to 12/31/2013	$10.80002	$13.31532	13,765
01/01/2014 to 12/31/2014	$13.31532	$13.60797	13,645
01/01/2015 to 10/16/2015	$13.60797	$13.11241	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.86908	0
01/01/2014 to 12/31/2014	$10.86908	$11.04125	0
01/01/2015 to 10/16/2015	$11.04125	$10.59844	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97089	$11.64050	0
01/01/2011 to 12/31/2011	$11.64050	$10.94900	0
01/01/2012 to 12/31/2012	$10.94900	$13.75182	0
01/01/2013 to 12/31/2013	$13.75182	$14.21341	0
01/01/2014 to 12/31/2014	$14.21341	$16.03860	0
01/01/2015 to 12/31/2015	$16.03860	$15.87212	0
01/01/2016 to 12/31/2016	$15.87212	$15.86228	0
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01922	$10.86989	0
01/01/2011 to 12/31/2011	$10.86989	$10.34064	0
01/01/2012 to 12/31/2012	$10.34064	$12.26671	0
01/01/2013 to 12/31/2013	$12.26671	$15.76355	0
01/01/2014 to 02/07/2014	$15.76355	$15.51923	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99246	$10.85405	0
01/01/2011 to 12/31/2011	$10.85405	$10.15770	0
01/01/2012 to 12/31/2012	$10.15770	$12.03990	0
01/01/2013 to 12/31/2013	$12.03990	$15.92569	0
01/01/2014 to 12/31/2014	$15.92569	$17.84596	0
01/01/2015 to 12/31/2015	$17.84596	$16.85973	0
01/01/2016 to 12/31/2016	$16.85973	$18.62731	0

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Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02054	$11.51030	0
01/01/2011 to 12/31/2011	$11.51030	$11.06159	0
01/01/2012 to 12/31/2012	$11.06159	$13.10556	0
01/01/2013 to 12/31/2013	$13.10556	$17.15983	0
01/01/2014 to 12/31/2014	$17.15983	$18.95608	0
01/01/2015 to 12/31/2015	$18.95608	$17.70860	0
01/01/2016 to 12/31/2016	$17.70860	$17.82907	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98896	$10.79027	0
01/01/2011 to 12/31/2011	$10.79027	$10.63371	0
01/01/2012 to 12/31/2012	$10.63371	$11.59960	0
01/01/2013 to 12/31/2013	$11.59960	$12.61773	0
01/01/2014 to 12/31/2014	$12.61773	$13.00297	0
01/01/2015 to 12/31/2015	$13.00297	$12.76233	0
01/01/2016 to 12/31/2016	$12.76233	$13.30563	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96585	$11.58597	0
01/01/2011 to 12/31/2011	$11.58597	$11.62545	0
01/01/2012 to 12/31/2012	$11.62545	$13.32162	0
01/01/2013 to 12/31/2013	$13.32162	$18.31642	0
01/01/2014 to 12/31/2014	$18.31642	$19.44832	0
01/01/2015 to 12/31/2015	$19.44832	$18.20524	0
01/01/2016 to 12/31/2016	$18.20524	$22.41664	0
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99922	$9.92508	0
01/01/2011 to 12/31/2011	$9.92508	$9.83349	0
01/01/2012 to 12/31/2012	$9.83349	$9.74114	0
01/01/2013 to 12/31/2013	$9.74114	$9.64930	0
01/01/2014 to 12/31/2014	$9.64930	$9.55789	0
01/01/2015 to 12/31/2015	$9.55789	$9.46682	0
01/01/2016 to 12/31/2016	$9.46682	$9.37662	0
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98519	$10.85243	0
01/01/2011 to 12/31/2011	$10.85243	$11.09050	0
01/01/2012 to 12/31/2012	$11.09050	$12.50925	0
01/01/2013 to 12/31/2013	$12.50925	$13.28002	0
01/01/2014 to 12/31/2014	$13.28002	$13.49036	0
01/01/2015 to 12/31/2015	$13.49036	$12.88610	0
01/01/2016 to 12/31/2016	$12.88610	$14.72889	0
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99120	$10.70730	0
01/01/2011 to 12/31/2011	$10.70730	$10.16196	0
01/01/2012 to 12/31/2012	$10.16196	$11.76503	0
01/01/2013 to 12/31/2013	$11.76503	$16.29834	0
01/01/2014 to 12/31/2014	$16.29834	$18.36260	0
01/01/2015 to 12/31/2015	$18.36260	$16.76294	0
01/01/2016 to 12/31/2016	$16.76294	$19.90583	0

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Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.93005	$11.35071	0
01/01/2011 to 12/31/2011	$11.35071	$9.78994	0
01/01/2012 to 12/31/2012	$9.78994	$11.67181	0
01/01/2013 to 12/31/2013	$11.67181	$13.76401	0
01/01/2014 to 12/31/2014	$13.76401	$12.88000	0
01/01/2015 to 12/31/2015	$12.88000	$13.15940	0
01/01/2016 to 12/31/2016	$13.15940	$12.54210	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92992	$10.88554	0
01/01/2011 to 12/31/2011	$10.88554	$9.42915	0
01/01/2012 to 12/31/2012	$9.42915	$10.89693	0
01/01/2013 to 12/31/2013	$10.89693	$12.89459	0
01/01/2014 to 12/31/2014	$12.89459	$11.91591	0
01/01/2015 to 12/31/2015	$11.91591	$11.89918	0
01/01/2016 to 12/31/2016	$11.89918	$11.85476	0
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00745	$10.68854	0
01/01/2011 to 12/31/2011	$10.68854	$11.90458	14,281
01/01/2012 to 12/31/2012	$11.90458	$12.90005	288
01/01/2013 to 12/31/2013	$12.90005	$12.37098	0
01/01/2014 to 12/31/2014	$12.37098	$13.07806	0
01/01/2015 to 12/31/2015	$13.07806	$13.10584	0
01/01/2016 to 12/31/2016	$13.10584	$13.52721	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97745	$10.96260	0
01/01/2011 to 12/31/2011	$10.96260	$10.79671	0
01/01/2012 to 12/31/2012	$10.79671	$12.14668	0
01/01/2013 to 12/31/2013	$12.14668	$13.99021	0
01/01/2014 to 12/31/2014	$13.99021	$14.73934	0
01/01/2015 to 12/31/2015	$14.73934	$14.44642	0
01/01/2016 to 12/31/2016	$14.44642	$15.05595	0
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92257	$10.64573	0
01/01/2011 to 12/31/2011	$10.64573	$9.57987	0
01/01/2012 to 12/31/2012	$9.57987	$11.56766	0
01/01/2013 to 12/31/2013	$11.56766	$13.21771	0
01/01/2014 to 12/31/2014	$13.21771	$12.25880	0
01/01/2015 to 12/31/2015	$12.25880	$11.80300	0
01/01/2016 to 12/31/2016	$11.80300	$11.91693	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.67601	0
01/01/2011 to 12/31/2011	$10.67601	$10.59935	4,501
01/01/2012 to 12/31/2012	$10.59935	$11.62407	6,308
01/01/2013 to 12/31/2013	$11.62407	$12.78391	6,245
01/01/2014 to 12/31/2014	$12.78391	$13.35245	6,183
01/01/2015 to 12/31/2015	$13.35245	$13.20143	6,416
01/01/2016 to 12/31/2016	$13.20143	$13.57809	6,346

9

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97207	$10.86643	0
01/01/2011 to 12/31/2011	$10.86643	$10.83453	0
01/01/2012 to 12/31/2012	$10.83453	$12.36128	0
01/01/2013 to 12/31/2013	$12.36128	$16.71205	0
01/01/2014 to 12/31/2014	$16.71205	$18.12655	0
01/01/2015 to 12/31/2015	$18.12655	$19.86375	0
01/01/2016 to 12/31/2016	$19.86375	$19.38719	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99332	$11.40000	0
01/01/2011 to 12/31/2011	$11.40000	$11.18871	0
01/01/2012 to 12/31/2012	$11.18871	$12.44170	0
01/01/2013 to 12/31/2013	$12.44170	$16.83537	0
01/01/2014 to 12/31/2014	$16.83537	$18.44137	0
01/01/2015 to 12/31/2015	$18.44137	$20.10594	0
01/01/2016 to 12/31/2016	$20.10594	$21.02582	0
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98939	$10.91189	0
01/01/2011 to 12/31/2011	$10.91189	$11.90760	0
01/01/2012 to 12/31/2012	$11.90760	$12.49382	0
01/01/2013 to 12/31/2013	$12.49382	$12.12758	0
01/01/2014 to 12/31/2014	$12.12758	$12.77985	0
01/01/2015 to 12/31/2015	$12.77985	$12.58457	0
01/01/2016 to 12/31/2016	$12.58457	$12.78950	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98835	$10.98591	0
01/01/2011 to 12/31/2011	$10.98591	$10.54081	0
01/01/2012 to 12/31/2012	$10.54081	$12.85009	0
01/01/2013 to 12/31/2013	$12.85009	$16.24526	0
01/01/2014 to 12/31/2014	$16.24526	$16.67519	0
01/01/2015 to 12/31/2015	$16.67519	$16.27483	0
01/01/2016 to 12/31/2016	$16.27483	$17.26704	0
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.96124	0
01/01/2011 to 12/31/2011	$10.96124	$10.79266	0
01/01/2012 to 12/31/2012	$10.79266	$12.51634	0
01/01/2013 to 12/31/2013	$12.51634	$16.94807	0
01/01/2014 to 12/31/2014	$16.94807	$18.24918	0
01/01/2015 to 12/31/2015	$18.24918	$19.38248	0
01/01/2016 to 12/31/2016	$19.38248	$19.56559	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99922	$10.22367	0
01/01/2013 to 12/31/2013	$10.22367	$13.62064	0
01/01/2014 to 12/31/2014	$13.62064	$14.86977	0
01/01/2015 to 12/31/2015	$14.86977	$14.62203	0
01/01/2016 to 12/31/2016	$14.62203	$16.43074	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02913	$10.08311	0
01/01/2012 to 12/31/2012	$10.08311	$10.47395	0
01/01/2013 to 12/31/2013	$10.47395	$10.08067	0
01/01/2014 to 12/31/2014	$10.08067	$10.49937	0
01/01/2015 to 10/16/2015	$10.49937	$10.53012	0

10

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95951	$12.02297	0
01/01/2011 to 12/31/2011	$12.02297	$12.10967	0
01/01/2012 to 12/31/2012	$12.10967	$13.47989	0
01/01/2013 to 12/31/2013	$13.47989	$17.70592	0
01/01/2014 to 12/31/2014	$17.70592	$18.93011	0
01/01/2015 to 10/16/2015	$18.93011	$19.52109	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97364	$11.52242	0
01/01/2011 to 04/29/2011	$11.52242	$12.95407	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99177	$11.32772	0
01/01/2011 to 12/31/2011	$11.32772	$10.94158	0
01/01/2012 to 12/31/2012	$10.94158	$12.69388	0
01/01/2013 to 12/31/2013	$12.69388	$17.85506	0
01/01/2014 to 12/31/2014	$17.85506	$20.20571	0
01/01/2015 to 12/31/2015	$20.20571	$18.88565	0
01/01/2016 to 12/31/2016	$18.88565	$22.11655	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99922	$10.37340	0
01/01/2013 to 12/31/2013	$10.37340	$12.21824	0
01/01/2014 to 12/31/2014	$12.21824	$12.72406	0
01/01/2015 to 12/31/2015	$12.72406	$12.44667	0
01/01/2016 to 12/31/2016	$12.44667	$12.86150	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93969	$11.77208	0
01/01/2011 to 12/31/2011	$11.77208	$9.29661	0
01/01/2012 to 12/31/2012	$9.29661	$10.85922	0
01/01/2013 to 12/31/2013	$10.85922	$10.78002	0
01/01/2014 to 12/31/2014	$10.78002	$10.17760	0
01/01/2015 to 12/31/2015	$10.17760	$8.39475	0
01/01/2016 to 12/31/2016	$8.39475	$9.34300	0
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99018	$10.68492	0
01/01/2011 to 12/31/2011	$10.68492	$10.68888	0
01/01/2012 to 12/31/2012	$10.68888	$11.68568	0
01/01/2013 to 12/31/2013	$11.68568	$12.64095	0
01/01/2014 to 12/31/2014	$12.64095	$13.24399	0
01/01/2015 to 12/31/2015	$13.24399	$13.13701	0
01/01/2016 to 12/31/2016	$13.13701	$13.73137	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01914	$10.08301	0
01/01/2012 to 12/31/2012	$10.08301	$10.69725	0
01/01/2013 to 12/31/2013	$10.69725	$10.35052	0
01/01/2014 to 12/31/2014	$10.35052	$10.87361	0
01/01/2015 to 12/31/2015	$10.87361	$10.74143	0
01/01/2016 to 12/31/2016	$10.74143	$11.08738	0

11

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96421	$11.60405	0
01/01/2011 to 12/31/2011	$11.60405	$10.77963	0
01/01/2012 to 12/31/2012	$10.77963	$12.05674	0
01/01/2013 to 12/31/2013	$12.05674	$13.97549	0
01/01/2014 to 12/31/2014	$13.97549	$15.11581	0
01/01/2015 to 12/31/2015	$15.11581	$14.88049	11,755
01/01/2016 to 12/31/2016	$14.88049	$16.22714	11,636
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.98145	0
01/01/2011 to 12/31/2011	$10.98145	$11.25331	0
01/01/2012 to 12/31/2012	$11.25331	$13.24229	0
01/01/2013 to 12/31/2013	$13.24229	$17.36985	0
01/01/2014 to 12/31/2014	$17.36985	$20.16636	0
01/01/2015 to 12/31/2015	$20.16636	$20.58984	0
01/01/2016 to 12/31/2016	$20.58984	$23.42231	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.94244	0
01/01/2012 to 12/31/2012	$8.94244	$10.02297	0
01/01/2013 to 12/31/2013	$10.02297	$12.15125	0
01/01/2014 to 12/31/2014	$12.15125	$12.81817	0
01/01/2015 to 12/31/2015	$12.81817	$12.71554	0
01/01/2016 to 12/31/2016	$12.71554	$13.39124	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98827	$10.87514	2,295
01/01/2011 to 12/31/2011	$10.87514	$10.57625	1,826
01/01/2012 to 12/31/2012	$10.57625	$11.55281	2,174
01/01/2013 to 12/31/2013	$11.55281	$12.86651	2,155
01/01/2014 to 12/31/2014	$12.86651	$13.39927	2,136
01/01/2015 to 12/31/2015	$13.39927	$13.24998	2,116
01/01/2016 to 12/31/2016	$13.24998	$13.75620	2,096
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97847	$11.06420	4,306
01/01/2011 to 12/31/2011	$11.06420	$10.69735	2,668
01/01/2012 to 12/31/2012	$10.69735	$12.28062	3,645
01/01/2013 to 12/31/2013	$12.28062	$14.36072	3,897
01/01/2014 to 12/31/2014	$14.36072	$14.99706	3,860
01/01/2015 to 12/31/2015	$14.99706	$14.77404	14,445
01/01/2016 to 12/31/2016	$14.77404	$15.63166	14,258
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98310	$10.85415	7,977
01/01/2011 to 12/31/2011	$10.85415	$10.38766	4,974
01/01/2012 to 12/31/2012	$10.38766	$11.43490	12,639
01/01/2013 to 12/31/2013	$11.43490	$12.95717	12,528
01/01/2014 to 12/31/2014	$12.95717	$13.22369	12,420
01/01/2015 to 10/16/2015	$13.22369	$12.93438	0

12

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97255	$12.25855	0
01/01/2011 to 12/31/2011	$12.25855	$10.55014	0
01/01/2012 to 12/31/2012	$10.55014	$12.54747	0
01/01/2013 to 12/31/2013	$12.54747	$17.50038	0
01/01/2014 to 12/31/2014	$17.50038	$18.19058	0
01/01/2015 to 12/31/2015	$18.19058	$18.25829	0
01/01/2016 to 12/31/2016	$18.25829	$19.47747	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96160	$12.72234	0
01/01/2011 to 12/31/2011	$12.72234	$12.47822	0
01/01/2012 to 12/31/2012	$12.47822	$13.86461	0
01/01/2013 to 12/31/2013	$13.86461	$18.56328	0
01/01/2014 to 12/31/2014	$18.56328	$19.08923	0
01/01/2015 to 12/31/2015	$19.08923	$19.05653	0
01/01/2016 to 12/31/2016	$19.05653	$21.15534	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96503	$11.56244	0
01/01/2011 to 12/31/2011	$11.56244	$10.76829	0
01/01/2012 to 12/31/2012	$10.76829	$12.60295	0
01/01/2013 to 12/31/2013	$12.60295	$17.15207	0
01/01/2014 to 12/31/2014	$17.15207	$17.88423	0
01/01/2015 to 12/31/2015	$17.88423	$16.95084	0
01/01/2016 to 12/31/2016	$16.95084	$21.69334	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99291	$10.78182	6,182
01/01/2011 to 12/31/2011	$10.78182	$10.89135	9,319
01/01/2012 to 12/31/2012	$10.89135	$12.24386	12,023
01/01/2013 to 12/31/2013	$12.24386	$14.16901	11,909
01/01/2014 to 12/31/2014	$14.16901	$14.85964	11,796
01/01/2015 to 12/31/2015	$14.85964	$14.72474	11,415
01/01/2016 to 12/31/2016	$14.72474	$15.68538	11,296
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98656	$10.62593	0
01/01/2011 to 12/31/2011	$10.62593	$10.35260	0
01/01/2012 to 12/31/2012	$10.35260	$12.02310	0
01/01/2013 to 12/31/2013	$12.02310	$15.44402	0
01/01/2014 to 12/31/2014	$15.44402	$16.43967	0
01/01/2015 to 10/16/2015	$16.43967	$15.32732	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97179	$11.22971	0
01/01/2011 to 12/31/2011	$11.22971	$10.93449	0
01/01/2012 to 12/31/2012	$10.93449	$12.73485	0
01/01/2013 to 12/31/2013	$12.73485	$18.16723	0
01/01/2014 to 12/31/2014	$18.16723	$19.49648	0
01/01/2015 to 12/31/2015	$19.49648	$21.16204	0
01/01/2016 to 12/31/2016	$21.16204	$21.52697	0

13

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86047	$11.57217	0
01/01/2011 to 12/31/2011	$11.57217	$9.75240	0
01/01/2012 to 12/31/2012	$9.75240	$10.00908	0
01/01/2013 to 12/31/2013	$10.00908	$11.43884	0
01/01/2014 to 12/31/2014	$11.43884	$10.38288	0
01/01/2015 to 12/31/2015	$10.38288	$8.30430	0
01/01/2016 to 12/31/2016	$8.30430	$10.25025	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98090	$10.39720	0
01/01/2011 to 12/31/2011	$10.39720	$10.72321	0
01/01/2012 to 12/31/2012	$10.72321	$11.17634	0
01/01/2013 to 12/31/2013	$11.17634	$10.65461	0
01/01/2014 to 12/31/2014	$10.65461	$10.61214	0
01/01/2015 to 12/31/2015	$10.61214	$10.02590	0
01/01/2016 to 12/31/2016	$10.02590	$10.36360	0
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98682	$10.75705	0
01/01/2011 to 12/31/2011	$10.75705	$10.60256	0
01/01/2012 to 12/31/2012	$10.60256	$11.90926	0
01/01/2013 to 12/31/2013	$11.90926	$15.88105	0
01/01/2014 to 12/31/2014	$15.88105	$15.97538	0
01/01/2015 to 12/31/2015	$15.97538	$14.86418	0
01/01/2016 to 12/31/2016	$14.86418	$15.62552	0
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98948	$11.59726	0
01/01/2011 to 12/31/2011	$11.59726	$11.09078	0
01/01/2012 to 12/31/2012	$11.09078	$13.00783	0
01/01/2013 to 12/31/2013	$13.00783	$17.06073	0
01/01/2014 to 12/31/2014	$17.06073	$19.42830	0
01/01/2015 to 12/31/2015	$19.42830	$17.97202	0
01/01/2016 to 12/31/2016	$17.97202	$20.29286	0
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.87961	0
01/01/2012 to 12/31/2012	$8.87961	$9.76335	0
01/01/2013 to 12/31/2013	$9.76335	$11.65334	0
01/01/2014 to 12/31/2014	$11.65334	$12.17800	0
01/01/2015 to 12/31/2015	$12.17800	$11.98603	0
01/01/2016 to 12/31/2016	$11.98603	$12.64698	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99922	$10.48711	0
01/01/2011 to 12/31/2011	$10.48711	$11.01329	0
01/01/2012 to 12/31/2012	$11.01329	$11.76522	0
01/01/2013 to 12/31/2013	$11.76522	$11.47952	0
01/01/2014 to 12/31/2014	$11.47952	$12.18882	0
01/01/2015 to 12/31/2015	$12.18882	$12.22233	0
01/01/2016 to 12/31/2016	$12.22233	$12.72983	0
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97174	$10.72921	7,968
01/01/2011 to 12/31/2011	$10.72921	$10.44984	4,968
01/01/2012 to 09/21/2012	$10.44984	$11.76773	0

14

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03911	$11.09220	0
01/01/2011 to 12/31/2011	$11.09220	$11.75014	0
01/01/2012 to 12/31/2012	$11.75014	$12.90217	0
01/01/2013 to 12/31/2013	$12.90217	$16.41563	0
01/01/2014 to 12/31/2014	$16.41563	$17.92261	0
01/01/2015 to 12/31/2015	$17.92261	$18.49135	0
01/01/2016 to 12/31/2016	$18.49135	$18.96504	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02765	$11.29226	0
01/01/2011 to 12/31/2011	$11.29226	$11.80028	0
01/01/2012 to 12/31/2012	$11.80028	$14.27105	0
01/01/2013 to 12/31/2013	$14.27105	$19.77123	0
01/01/2014 to 12/31/2014	$19.77123	$22.02360	0
01/01/2015 to 12/31/2015	$22.02360	$22.83731	0
01/01/2016 to 12/31/2016	$22.83731	$23.56766	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98645	$10.25769	0
01/01/2011 to 12/31/2011	$10.25769	$8.75509	0
01/01/2012 to 12/31/2012	$8.75509	$10.81640	0
01/01/2013 to 12/31/2013	$10.81640	$14.15029	0
01/01/2014 to 12/31/2014	$14.15029	$15.82633	0
01/01/2015 to 12/31/2015	$15.82633	$15.44179	0
01/01/2016 to 12/31/2016	$15.44179	$17.63867	0
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04815	$9.91024	0
01/01/2011 to 12/31/2011	$9.91024	$10.80885	0
01/01/2012 to 12/31/2012	$10.80885	$12.56930	0
01/01/2013 to 12/31/2013	$12.56930	$17.39964	0
01/01/2014 to 12/31/2014	$17.39964	$21.31867	0
01/01/2015 to 12/31/2015	$21.31867	$22.17685	0
01/01/2016 to 12/31/2016	$22.17685	$21.07641	0
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00879	$11.46852	0
01/01/2011 to 12/31/2011	$11.46852	$11.15696	0
01/01/2012 to 12/31/2012	$11.15696	$12.79671	0
01/01/2013 to 12/31/2013	$12.79671	$17.51568	0
01/01/2014 to 12/31/2014	$17.51568	$18.31698	0
01/01/2015 to 12/31/2015	$18.31698	$17.52239	0
01/01/2016 to 12/31/2016	$17.52239	$20.40172	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98905	$11.00170	0
01/01/2011 to 12/31/2011	$11.00170	$11.23841	0
01/01/2012 to 12/31/2012	$11.23841	$12.54721	0
01/01/2013 to 12/31/2013	$12.54721	$16.23921	0
01/01/2014 to 12/31/2014	$16.23921	$18.16427	0
01/01/2015 to 12/31/2015	$18.16427	$18.66768	0
01/01/2016 to 12/31/2016	$18.66768	$19.41805	0

15

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01498	$10.72908	0
01/01/2011 to 12/31/2011	$10.72908	$10.49133	0
01/01/2012 to 12/31/2012	$10.49133	$11.99405	0
01/01/2013 to 12/31/2013	$11.99405	$15.43140	0
01/01/2014 to 12/31/2014	$15.43140	$16.88586	0
01/01/2015 to 12/31/2015	$16.88586	$15.93346	0
01/01/2016 to 12/31/2016	$15.93346	$18.21789	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97494	$11.77124	0
01/01/2011 to 12/31/2011	$11.77124	$11.32219	0
01/01/2012 to 12/31/2012	$11.32219	$12.93942	0
01/01/2013 to 12/31/2013	$12.93942	$16.72872	0
01/01/2014 to 12/31/2014	$16.72872	$17.54608	0
01/01/2015 to 12/31/2015	$17.54608	$17.42870	0
01/01/2016 to 12/31/2016	$17.42870	$19.48626	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98226	$11.14013	0
01/01/2011 to 12/31/2011	$11.14013	$10.60142	0
01/01/2012 to 12/31/2012	$10.60142	$12.23998	0
01/01/2013 to 12/31/2013	$12.23998	$16.02260	0
01/01/2014 to 12/31/2014	$16.02260	$17.48687	0
01/01/2015 to 12/31/2015	$17.48687	$15.89622	0
01/01/2016 to 12/31/2016	$15.89622	$19.57809	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96830	$11.60561	0
01/01/2011 to 12/31/2011	$11.60561	$12.04148	0
01/01/2012 to 12/31/2012	$12.04148	$13.97494	0
01/01/2013 to 12/31/2013	$13.97494	$13.85499	0
01/01/2014 to 12/31/2014	$13.85499	$17.15655	0
01/01/2015 to 12/31/2015	$17.15655	$17.04867	0
01/01/2016 to 12/31/2016	$17.04867	$17.85365	0
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97448	$11.73558	0
01/01/2011 to 12/31/2011	$11.73558	$11.77313	0
01/01/2012 to 12/31/2012	$11.77313	$13.11674	0
01/01/2013 to 12/31/2013	$13.11674	$18.24427	0
01/01/2014 to 12/31/2014	$18.24427	$18.46364	0
01/01/2015 to 12/31/2015	$18.46364	$18.50268	0
01/01/2016 to 12/31/2016	$18.50268	$22.03562	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.98013	$11.09991	0
01/01/2011 to 12/31/2011	$11.09991	$10.54364	0
01/01/2012 to 12/31/2012	$10.54364	$12.13062	0
01/01/2013 to 12/31/2013	$12.13062	$16.54219	0
01/01/2014 to 12/31/2014	$16.54219	$17.33772	0
01/01/2015 to 12/31/2015	$17.33772	$15.75143	0
01/01/2016 to 12/31/2016	$15.75143	$20.09181	0

16

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04668	$12.22471	0
01/01/2011 to 12/31/2011	$12.22471	$12.33495	0
01/01/2012 to 12/31/2012	$12.33495	$14.23556	0
01/01/2013 to 12/31/2013	$14.23556	$15.80210	0
01/01/2014 to 12/31/2014	$15.80210	$15.74058	0
01/01/2015 to 12/31/2015	$15.74058	$15.82820	0
01/01/2016 to 12/31/2016	$15.82820	$19.07350	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03482	$10.82947	0
01/01/2011 to 12/31/2011	$10.82947	$12.60486	0
01/01/2012 to 12/31/2012	$12.60486	$12.50252	0
01/01/2013 to 12/31/2013	$12.50252	$14.03242	0
01/01/2014 to 12/31/2014	$14.03242	$17.49679	0
01/01/2015 to 12/31/2015	$17.49679	$16.22098	0
01/01/2016 to 12/31/2016	$16.22098	$18.48946	0
*Denotes the start date of these sub-accounts

17

PREMIER RETIREMENT ADVISOR SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HD GRO II OR GRO Plus II (1.15%)

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Academic Strategies Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96834	$10.86547	0
01/01/2011 to 12/31/2011	$10.86547	$10.45509	0
01/01/2012 to 12/31/2012	$10.45509	$11.63358	0
01/01/2013 to 12/31/2013	$11.63358	$12.64675	0
01/01/2014 to 12/31/2014	$12.64675	$12.97860	0
01/01/2015 to 12/31/2015	$12.97860	$12.41638	0
01/01/2016 to 12/31/2016	$12.41638	$13.05154	0
AST Advanced Strategies Portfolio
03/15/2010 to 12/31/2010	$9.97903	$10.97193	0
01/01/2011 to 12/31/2011	$10.97193	$10.85807	0
01/01/2012 to 12/31/2012	$10.85807	$12.19804	0
01/01/2013 to 12/31/2013	$12.19804	$14.05416	0
01/01/2014 to 12/31/2014	$14.05416	$14.74114	0
01/01/2015 to 12/31/2015	$14.74114	$14.68861	0
01/01/2016 to 12/31/2016	$14.68861	$15.55191	0
AST American Century Income & Growth Portfolio
03/15/2010 to 12/31/2010	$10.00756	$10.86624	0
01/01/2011 to 12/31/2011	$10.86624	$11.12490	0
01/01/2012 to 05/04/2012	$11.12490	$12.10891	0
AST Balanced Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.98930	$10.82352	0
01/01/2011 to 12/31/2011	$10.82352	$10.56923	0
01/01/2012 to 12/31/2012	$10.56923	$11.75098	0
01/01/2013 to 12/31/2013	$11.75098	$13.66570	0
01/01/2014 to 12/31/2014	$13.66570	$14.38957	0
01/01/2015 to 12/31/2015	$14.38957	$14.29179	0
01/01/2016 to 12/31/2016	$14.29179	$15.01746	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99905	$9.19828	0
01/01/2012 to 12/31/2012	$9.19828	$10.17405	0
01/01/2013 to 12/31/2013	$10.17405	$11.14856	0
01/01/2014 to 12/31/2014	$11.14856	$11.55977	0
01/01/2015 to 12/31/2015	$11.55977	$11.08404	0
01/01/2016 to 12/31/2016	$11.08404	$11.71944	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99905	$10.53657	0
01/01/2014 to 12/31/2014	$10.53657	$10.78809	0
01/01/2015 to 12/31/2015	$10.78809	$10.69309	0
01/01/2016 to 12/31/2016	$10.69309	$11.24125	0
18

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST BlackRock Low Duration Bond Portfolio
03/15/2010 to 12/31/2010	$10.00847	$10.14796	0
01/01/2011 to 12/31/2011	$10.14796	$10.25692	0
01/01/2012 to 12/31/2012	$10.25692	$10.61502	0
01/01/2013 to 12/31/2013	$10.61502	$10.26460	0
01/01/2014 to 12/31/2014	$10.26460	$10.13669	0
01/01/2015 to 12/31/2015	$10.13669	$10.06888	0
01/01/2016 to 12/31/2016	$10.06888	$10.11623	0
AST BlackRock/Loomis Sayles Bond Portfolio
03/15/2010 to 12/31/2010	$10.00740	$10.42253	0
01/01/2011 to 12/31/2011	$10.42253	$10.63021	0
01/01/2012 to 12/31/2012	$10.63021	$11.48752	0
01/01/2013 to 12/31/2013	$11.48752	$11.14682	0
01/01/2014 to 12/31/2014	$11.14682	$11.48496	0
01/01/2015 to 12/31/2015	$11.48496	$11.11354	0
01/01/2016 to 12/31/2016	$11.11354	$11.45047	0
AST Bond Portfolio 2017
03/15/2010 to 12/31/2010	$9.99905	$10.65592	0
01/01/2011 to 12/31/2011	$10.65592	$11.73508	0
01/01/2012 to 12/31/2012	$11.73508	$12.19387	0
01/01/2013 to 12/31/2013	$12.19387	$11.80555	0
01/01/2014 to 12/31/2014	$11.80555	$11.83633	0
01/01/2015 to 12/31/2015	$11.83633	$11.71945	0
01/01/2016 to 12/31/2016	$11.71945	$11.71943	0
AST Bond Portfolio 2018
03/15/2010 to 12/31/2010	$10.00775	$10.69906	0
01/01/2011 to 12/31/2011	$10.69906	$12.01232	0
01/01/2012 to 12/31/2012	$12.01232	$12.55293	0
01/01/2013 to 12/31/2013	$12.55293	$12.01861	0
01/01/2014 to 12/31/2014	$12.01861	$12.19666	0
01/01/2015 to 12/31/2015	$12.19666	$12.15405	0
01/01/2016 to 12/31/2016	$12.15405	$12.20777	0
AST Bond Portfolio 2019
03/15/2010 to 12/31/2010	$9.99905	$10.70199	0
01/01/2011 to 12/31/2011	$10.70199	$12.26866	0
01/01/2012 to 12/31/2012	$12.26866	$12.83811	0
01/01/2013 to 12/31/2013	$12.83811	$12.07735	0
01/01/2014 to 12/31/2014	$12.07735	$12.44761	0
01/01/2015 to 12/31/2015	$12.44761	$12.43626	0
01/01/2016 to 12/31/2016	$12.43626	$12.47131	0
AST Bond Portfolio 2020
03/15/2010 to 12/31/2010	$10.00987	$10.73290	0
01/01/2011 to 12/31/2011	$10.73290	$12.59100	0
01/01/2012 to 12/31/2012	$12.59100	$13.23258	0
01/01/2013 to 12/31/2013	$13.23258	$12.22814	0
01/01/2014 to 12/31/2014	$12.22814	$12.83200	0
01/01/2015 to 12/31/2015	$12.83200	$12.87816	0
01/01/2016 to 12/31/2016	$12.87816	$12.97944	0

19

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Bond Portfolio 2021
03/15/2010 to 12/31/2010	$10.00881	$10.83521	0
01/01/2011 to 12/31/2011	$10.83521	$12.88495	0
01/01/2012 to 12/31/2012	$12.88495	$13.60200	0
01/01/2013 to 12/31/2013	$13.60200	$12.50437	0
01/01/2014 to 12/31/2014	$12.50437	$13.30993	0
01/01/2015 to 12/31/2015	$13.30993	$13.39143	0
01/01/2016 to 12/31/2016	$13.39143	$13.50690	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99905	$12.09978	0
01/01/2012 to 12/31/2012	$12.09978	$12.65985	0
01/01/2013 to 12/31/2013	$12.65985	$11.29472	0
01/01/2014 to 12/31/2014	$11.29472	$12.32246	0
01/01/2015 to 12/31/2015	$12.32246	$12.43617	0
01/01/2016 to 12/31/2016	$12.43617	$12.51794	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99874	$10.46794	0
01/01/2013 to 12/31/2013	$10.46794	$9.29219	0
01/01/2014 to 12/31/2014	$9.29219	$10.34439	0
01/01/2015 to 12/31/2015	$10.34439	$10.50224	0
01/01/2016 to 12/31/2016	$10.50224	$10.58010	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99937	$8.80746	0
01/01/2014 to 12/31/2014	$8.80746	$9.97651	0
01/01/2015 to 12/31/2015	$9.97651	$10.14192	0
01/01/2016 to 12/31/2016	$10.14192	$10.21662	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99937	$11.37768	0
01/01/2015 to 12/31/2015	$11.37768	$11.47154	0
01/01/2016 to 12/31/2016	$11.47154	$11.62015	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99937	$10.00362	0
01/01/2016 to 12/31/2016	$10.00362	$10.09408	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99874	$9.94464	0
AST Boston Partners Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.97222	$10.63200	0
01/01/2011 to 12/31/2011	$10.63200	$9.89273	0
01/01/2012 to 12/31/2012	$9.89273	$11.07308	0
01/01/2013 to 12/31/2013	$11.07308	$14.38600	0
01/01/2014 to 12/31/2014	$14.38600	$15.68044	0
01/01/2015 to 12/31/2015	$15.68044	$14.76159	0
01/01/2016 to 12/31/2016	$14.76159	$16.59784	0
AST Capital Growth Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.97822	$10.90470	0
01/01/2011 to 12/31/2011	$10.90470	$10.51778	0
01/01/2012 to 12/31/2012	$10.51778	$11.82348	0
01/01/2013 to 12/31/2013	$11.82348	$14.33822	0
01/01/2014 to 12/31/2014	$14.33822	$15.16482	0
01/01/2015 to 12/31/2015	$15.16482	$15.07045	0
01/01/2016 to 12/31/2016	$15.07045	$15.91588	0

20

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99905	$11.71377	0
01/01/2014 to 12/31/2014	$11.71377	$13.15494	0
01/01/2015 to 12/31/2015	$13.15494	$12.53932	0
01/01/2016 to 12/31/2016	$12.53932	$14.24157	0
AST Cohen & Steers Realty Portfolio
03/15/2010 to 12/31/2010	$9.96044	$11.86367	0
01/01/2011 to 12/31/2011	$11.86367	$12.50029	0
01/01/2012 to 12/31/2012	$12.50029	$14.25289	0
01/01/2013 to 12/31/2013	$14.25289	$14.53052	0
01/01/2014 to 12/31/2014	$14.53052	$18.80354	0
01/01/2015 to 12/31/2015	$18.80354	$19.48764	0
01/01/2016 to 12/31/2016	$19.48764	$20.19153	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99905	$9.72293	0
01/01/2014 to 12/31/2014	$9.72293	$10.10145	0
01/01/2015 to 12/31/2015	$10.10145	$9.97559	0
01/01/2016 to 12/31/2016	$9.97559	$10.31160	0
AST FI Pyramis® Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.95335	0
01/01/2011 to 12/31/2011	$10.95335	$10.55983	0
01/01/2012 to 12/31/2012	$10.55983	$11.86172	0
01/01/2013 to 12/31/2013	$11.86172	$13.97945	0
01/01/2014 to 12/31/2014	$13.97945	$14.60902	0
01/01/2015 to 10/16/2015	$14.60902	$14.63157	0
AST FI Pyramis® Quantitative Portfolio
03/15/2010 to 12/31/2010	$9.97653	$11.08768	0
01/01/2011 to 12/31/2011	$11.08768	$10.79540	0
01/01/2012 to 12/31/2012	$10.79540	$11.80614	0
01/01/2013 to 12/31/2013	$11.80614	$13.39299	0
01/01/2014 to 12/31/2014	$13.39299	$13.65617	0
01/01/2015 to 12/31/2015	$13.65617	$13.63288	0
01/01/2016 to 12/31/2016	$13.63288	$14.04952	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99905	$10.78515	0
01/01/2013 to 12/31/2013	$10.78515	$13.26998	0
01/01/2014 to 12/31/2014	$13.26998	$13.53420	0
01/01/2015 to 10/16/2015	$13.53420	$13.02050	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99905	$10.85405	0
01/01/2014 to 12/31/2014	$10.85405	$11.00379	0
01/01/2015 to 10/16/2015	$11.00379	$10.54553	0
AST Global Real Estate Portfolio
03/15/2010 to 12/31/2010	$9.97072	$11.62154	0
01/01/2011 to 12/31/2011	$11.62154	$10.90914	0
01/01/2012 to 12/31/2012	$10.90914	$13.67401	0
01/01/2013 to 12/31/2013	$13.67401	$14.10446	0
01/01/2014 to 12/31/2014	$14.10446	$15.88345	0
01/01/2015 to 12/31/2015	$15.88345	$15.68672	0
01/01/2016 to 12/31/2016	$15.68672	$15.64547	0

21

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Goldman Sachs Concentrated Growth Portfolio
03/15/2010 to 12/31/2010	$10.01905	$10.85217	0
01/01/2011 to 12/31/2011	$10.85217	$10.30290	0
01/01/2012 to 12/31/2012	$10.30290	$12.19727	0
01/01/2013 to 12/31/2013	$12.19727	$15.64272	0
01/01/2014 to 02/07/2014	$15.64272	$15.39700	0
AST Goldman Sachs Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99230	$10.83646	0
01/01/2011 to 12/31/2011	$10.83646	$10.12086	0
01/01/2012 to 12/31/2012	$10.12086	$11.97195	0
01/01/2013 to 12/31/2013	$11.97195	$15.80381	0
01/01/2014 to 12/31/2014	$15.80381	$17.67363	0
01/01/2015 to 12/31/2015	$17.67363	$16.66310	0
01/01/2016 to 12/31/2016	$16.66310	$18.37301	0
AST Goldman Sachs Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$10.02037	$11.49164	0
01/01/2011 to 12/31/2011	$11.49164	$11.02149	0
01/01/2012 to 12/31/2012	$11.02149	$13.03150	0
01/01/2013 to 12/31/2013	$13.03150	$17.02843	0
01/01/2014 to 12/31/2014	$17.02843	$18.77293	0
01/01/2015 to 12/31/2015	$18.77293	$17.50206	0
01/01/2016 to 12/31/2016	$17.50206	$17.58565	0
AST Goldman Sachs Multi-Asset Portfolio
03/15/2010 to 12/31/2010	$9.98879	$10.77274	0
01/01/2011 to 12/31/2011	$10.77274	$10.59499	0
01/01/2012 to 12/31/2012	$10.59499	$11.53394	0
01/01/2013 to 12/31/2013	$11.53394	$12.52103	0
01/01/2014 to 12/31/2014	$12.52103	$12.87720	0
01/01/2015 to 12/31/2015	$12.87720	$12.61335	0
01/01/2016 to 12/31/2016	$12.61335	$13.12385	0
AST Goldman Sachs Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96568	$11.56719	0
01/01/2011 to 12/31/2011	$11.56719	$11.58326	0
01/01/2012 to 12/31/2012	$11.58326	$13.24636	0
01/01/2013 to 12/31/2013	$13.24636	$18.17619	0
01/01/2014 to 12/31/2014	$18.17619	$19.26046	0
01/01/2015 to 12/31/2015	$19.26046	$17.99286	0
01/01/2016 to 12/31/2016	$17.99286	$22.11062	0
AST Government Money Market Portfolio formerly, AST Money Market Portfolio
03/15/2010 to 12/31/2010	$9.99905	$9.90886	0
01/01/2011 to 12/31/2011	$9.90886	$9.79661	0
01/01/2012 to 12/31/2012	$9.79661	$9.68464	0
01/01/2013 to 12/31/2013	$9.68464	$9.57324	0
01/01/2014 to 12/31/2014	$9.57324	$9.46347	0
01/01/2015 to 12/31/2015	$9.46347	$9.35428	0
01/01/2016 to 12/31/2016	$9.35428	$9.24744	0

22

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST High Yield Portfolio
03/15/2010 to 12/31/2010	$9.98502	$10.83462	0
01/01/2011 to 12/31/2011	$10.83462	$11.04995	0
01/01/2012 to 12/31/2012	$11.04995	$12.43827	0
01/01/2013 to 12/31/2013	$12.43827	$13.17810	0
01/01/2014 to 12/31/2014	$13.17810	$13.35966	0
01/01/2015 to 12/31/2015	$13.35966	$12.73546	0
01/01/2016 to 12/31/2016	$12.73546	$14.52748	0
AST Hotchkis & Wiley Large-Cap Value Portfolio formerly, AST Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99104	$10.68988	0
01/01/2011 to 12/31/2011	$10.68988	$10.12500	0
01/01/2012 to 12/31/2012	$10.12500	$11.69859	0
01/01/2013 to 12/31/2013	$11.69859	$16.17359	0
01/01/2014 to 12/31/2014	$16.17359	$18.18534	0
01/01/2015 to 12/31/2015	$18.18534	$16.56766	0
01/01/2016 to 12/31/2016	$16.56766	$19.63438	0
AST International Growth Portfolio
03/15/2010 to 12/31/2010	$9.92988	$11.33225	0
01/01/2011 to 12/31/2011	$11.33225	$9.75440	0
01/01/2012 to 12/31/2012	$9.75440	$11.60597	0
01/01/2013 to 12/31/2013	$11.60597	$13.65878	0
01/01/2014 to 12/31/2014	$13.65878	$12.75575	0
01/01/2015 to 12/31/2015	$12.75575	$13.00602	0
01/01/2016 to 12/31/2016	$13.00602	$12.37104	0
AST International Value Portfolio
03/15/2010 to 12/31/2010	$9.92975	$10.86787	0
01/01/2011 to 12/31/2011	$10.86787	$9.39482	0
01/01/2012 to 12/31/2012	$9.39482	$10.83551	0
01/01/2013 to 12/31/2013	$10.83551	$12.79601	0
01/01/2014 to 12/31/2014	$12.79601	$11.80102	0
01/01/2015 to 12/31/2015	$11.80102	$11.76065	0
01/01/2016 to 12/31/2016	$11.76065	$11.69314	0
AST Investment Grade Bond Portfolio
03/15/2010 to 12/31/2010	$10.00728	$10.67110	0
01/01/2011 to 12/31/2011	$10.67110	$11.86115	0
01/01/2012 to 12/31/2012	$11.86115	$12.82693	0
01/01/2013 to 12/31/2013	$12.82693	$12.27587	0
01/01/2014 to 12/31/2014	$12.27587	$12.95131	0
01/01/2015 to 12/31/2015	$12.95131	$12.95269	0
01/01/2016 to 12/31/2016	$12.95269	$13.34231	0
AST J.P. Morgan Global Thematic Portfolio
03/15/2010 to 12/31/2010	$9.97729	$10.94477	0
01/01/2011 to 12/31/2011	$10.94477	$10.75741	0
01/01/2012 to 12/31/2012	$10.75741	$12.07803	0
01/01/2013 to 12/31/2013	$12.07803	$13.88302	0
01/01/2014 to 12/31/2014	$13.88302	$14.59675	0
01/01/2015 to 12/31/2015	$14.59675	$14.27774	0
01/01/2016 to 12/31/2016	$14.27774	$14.85018	0

23

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST J.P. Morgan International Equity Portfolio
03/15/2010 to 12/31/2010	$9.92240	$10.62837	0
01/01/2011 to 12/31/2011	$10.62837	$9.54499	0
01/01/2012 to 12/31/2012	$9.54499	$11.50233	0
01/01/2013 to 12/31/2013	$11.50233	$13.11657	0
01/01/2014 to 12/31/2014	$13.11657	$12.14040	0
01/01/2015 to 12/31/2015	$12.14040	$11.66540	0
01/01/2016 to 12/31/2016	$11.66540	$11.75426	0
AST J.P. Morgan Strategic Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.65870	0
01/01/2011 to 12/31/2011	$10.65870	$10.56079	0
01/01/2012 to 12/31/2012	$10.56079	$11.55833	0
01/01/2013 to 12/31/2013	$11.55833	$12.68592	0
01/01/2014 to 12/31/2014	$12.68592	$13.22330	0
01/01/2015 to 12/31/2015	$13.22330	$13.04736	0
01/01/2016 to 12/31/2016	$13.04736	$13.39256	0
AST Jennison Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97190	$10.84877	0
01/01/2011 to 12/31/2011	$10.84877	$10.79513	0
01/01/2012 to 12/31/2012	$10.79513	$12.29149	0
01/01/2013 to 12/31/2013	$12.29149	$16.58412	0
01/01/2014 to 12/31/2014	$16.58412	$17.95140	0
01/01/2015 to 12/31/2015	$17.95140	$19.63205	0
01/01/2016 to 12/31/2016	$19.63205	$19.12250	0
AST Loomis Sayles Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.99315	$11.38144	0
01/01/2011 to 12/31/2011	$11.38144	$11.14802	0
01/01/2012 to 12/31/2012	$11.14802	$12.37144	0
01/01/2013 to 12/31/2013	$12.37144	$16.70650	0
01/01/2014 to 12/31/2014	$16.70650	$18.26324	0
01/01/2015 to 12/31/2015	$18.26324	$19.87150	0
01/01/2016 to 12/31/2016	$19.87150	$20.73868	0
AST Lord Abbett Core Fixed Income Portfolio
03/15/2010 to 12/31/2010	$9.98923	$10.89415	0
01/01/2011 to 12/31/2011	$10.89415	$11.86428	0
01/01/2012 to 12/31/2012	$11.86428	$12.42323	0
01/01/2013 to 12/31/2013	$12.42323	$12.03486	0
01/01/2014 to 12/31/2014	$12.03486	$12.65641	0
01/01/2015 to 12/31/2015	$12.65641	$12.43789	0
01/01/2016 to 12/31/2016	$12.43789	$12.61503	0
AST MFS Global Equity Portfolio
03/15/2010 to 12/31/2010	$9.98818	$10.96792	0
01/01/2011 to 12/31/2011	$10.96792	$10.50239	0
01/01/2012 to 12/31/2012	$10.50239	$12.77725	0
01/01/2013 to 12/31/2013	$12.77725	$16.12054	0
01/01/2014 to 12/31/2014	$16.12054	$16.51372	0
01/01/2015 to 12/31/2015	$16.51372	$16.08468	0
01/01/2016 to 12/31/2016	$16.08468	$17.03087	0

24

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST MFS Growth Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.94338	0
01/01/2011 to 12/31/2011	$10.94338	$10.75347	0
01/01/2012 to 12/31/2012	$10.75347	$12.44574	0
01/01/2013 to 12/31/2013	$12.44574	$16.81836	0
01/01/2014 to 12/31/2014	$16.81836	$18.07297	0
01/01/2015 to 12/31/2015	$18.07297	$19.15653	0
01/01/2016 to 12/31/2016	$19.15653	$19.29858	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99905	$10.21609	0
01/01/2013 to 12/31/2013	$10.21609	$13.58304	0
01/01/2014 to 12/31/2014	$13.58304	$14.79866	0
01/01/2015 to 12/31/2015	$14.79866	$14.52268	0
01/01/2016 to 12/31/2016	$14.52268	$16.28626	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02896	$10.07956	0
01/01/2012 to 12/31/2012	$10.07956	$10.44909	0
01/01/2013 to 12/31/2013	$10.44909	$10.03630	0
01/01/2014 to 12/31/2014	$10.03630	$10.43187	0
01/01/2015 to 10/16/2015	$10.43187	$10.44566	0
AST Neuberger Berman Mid-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.95934	$12.00340	0
01/01/2011 to 12/31/2011	$12.00340	$12.06564	0
01/01/2012 to 12/31/2012	$12.06564	$13.40371	0
01/01/2013 to 12/31/2013	$13.40371	$17.57028	0
01/01/2014 to 12/31/2014	$17.57028	$18.74716	0
01/01/2015 to 10/16/2015	$18.74716	$19.30157	0
AST Neuberger Berman Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97347	$11.50364	0
01/01/2011 to 04/29/2011	$11.50364	$12.92451	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.99160	$11.30935	0
01/01/2011 to 12/31/2011	$11.30935	$10.90166	0
01/01/2012 to 12/31/2012	$10.90166	$12.62201	0
01/01/2013 to 12/31/2013	$12.62201	$17.71809	0
01/01/2014 to 12/31/2014	$17.71809	$20.01022	0
01/01/2015 to 12/31/2015	$20.01022	$18.66512	0
01/01/2016 to 12/31/2016	$18.66512	$21.81434	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99905	$10.35923	0
01/01/2013 to 12/31/2013	$10.35923	$12.17693	0
01/01/2014 to 12/31/2014	$12.17693	$12.65540	0
01/01/2015 to 12/31/2015	$12.65540	$12.35457	0
01/01/2016 to 12/31/2016	$12.35457	$12.74052	0
AST Parametric Emerging Markets Equity Portfolio
03/15/2010 to 12/31/2010	$9.93953	$11.75282	0
01/01/2011 to 12/31/2011	$11.75282	$9.26276	0
01/01/2012 to 12/31/2012	$9.26276	$10.79774	0
01/01/2013 to 12/31/2013	$10.79774	$10.69737	0
01/01/2014 to 12/31/2014	$10.69737	$10.07921	0
01/01/2015 to 12/31/2015	$10.07921	$8.29684	0
01/01/2016 to 12/31/2016	$8.29684	$9.21547	0

25

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Preservation Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99002	$10.66767	0
01/01/2011 to 12/31/2011	$10.66767	$10.65008	0
01/01/2012 to 12/31/2012	$10.65008	$11.61963	0
01/01/2013 to 12/31/2013	$11.61963	$12.54400	0
01/01/2014 to 12/31/2014	$12.54400	$13.11592	0
01/01/2015 to 12/31/2015	$13.11592	$12.98370	0
01/01/2016 to 12/31/2016	$12.98370	$13.54382	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01897	$10.07944	0
01/01/2012 to 12/31/2012	$10.07944	$10.67182	0
01/01/2013 to 12/31/2013	$10.67182	$10.30506	0
01/01/2014 to 12/31/2014	$10.30506	$10.80394	0
01/01/2015 to 12/31/2015	$10.80394	$10.65105	0
01/01/2016 to 12/31/2016	$10.65105	$10.97189	0
AST Prudential Growth Allocation Portfolio
03/15/2010 to 12/31/2010	$9.96404	$11.58513	0
01/01/2011 to 12/31/2011	$11.58513	$10.74039	0
01/01/2012 to 12/31/2012	$10.74039	$11.98863	0
01/01/2013 to 12/31/2013	$11.98863	$13.86854	0
01/01/2014 to 12/31/2014	$13.86854	$14.96995	0
01/01/2015 to 12/31/2015	$14.96995	$14.70709	0
01/01/2016 to 12/31/2016	$14.70709	$16.00570	0
AST QMA US Equity Alpha Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.96356	0
01/01/2011 to 12/31/2011	$10.96356	$11.21239	0
01/01/2012 to 12/31/2012	$11.21239	$13.16750	0
01/01/2013 to 12/31/2013	$13.16750	$17.23682	0
01/01/2014 to 12/31/2014	$17.23682	$19.97148	0
01/01/2015 to 12/31/2015	$19.97148	$20.34972	0
01/01/2016 to 12/31/2016	$20.34972	$23.10248	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99905	$8.93032	0
01/01/2012 to 12/31/2012	$8.93032	$9.98908	0
01/01/2013 to 12/31/2013	$9.98908	$12.08574	0
01/01/2014 to 12/31/2014	$12.08574	$12.72333	0
01/01/2015 to 12/31/2015	$12.72333	$12.59596	0
01/01/2016 to 12/31/2016	$12.59596	$13.23853	0
AST RCM World Trends Portfolio
03/15/2010 to 12/31/2010	$9.98811	$10.85757	0
01/01/2011 to 12/31/2011	$10.85757	$10.53795	0
01/01/2012 to 12/31/2012	$10.53795	$11.48778	0
01/01/2013 to 12/31/2013	$11.48778	$12.76825	0
01/01/2014 to 12/31/2014	$12.76825	$13.27014	0
01/01/2015 to 12/31/2015	$13.27014	$13.09573	0
01/01/2016 to 12/31/2016	$13.09573	$13.56866	0

26

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Schroders Global Tactical Portfolio
03/15/2010 to 12/31/2010	$9.97830	$11.04611	0
01/01/2011 to 12/31/2011	$11.04611	$10.65841	0
01/01/2012 to 12/31/2012	$10.65841	$12.21126	0
01/01/2013 to 12/31/2013	$12.21126	$14.25085	0
01/01/2014 to 12/31/2014	$14.25085	$14.85223	0
01/01/2015 to 12/31/2015	$14.85223	$14.60176	0
01/01/2016 to 12/31/2016	$14.60176	$15.41832	0
AST Schroders Multi-Asset World Strategies Portfolio
03/15/2010 to 12/31/2010	$9.98293	$10.83650	0
01/01/2011 to 12/31/2011	$10.83650	$10.34990	0
01/01/2012 to 12/31/2012	$10.34990	$11.37023	0
01/01/2013 to 12/31/2013	$11.37023	$12.85801	0
01/01/2014 to 12/31/2014	$12.85801	$13.09601	0
01/01/2015 to 10/16/2015	$13.09601	$12.78908	0
AST Small-Cap Growth Opportunities Portfolio
03/15/2010 to 12/31/2010	$9.97238	$12.23862	0
01/01/2011 to 12/31/2011	$12.23862	$10.51183	0
01/01/2012 to 12/31/2012	$10.51183	$12.47665	0
01/01/2013 to 12/31/2013	$12.47665	$17.36651	0
01/01/2014 to 12/31/2014	$17.36651	$18.01496	0
01/01/2015 to 12/31/2015	$18.01496	$18.04543	0
01/01/2016 to 12/31/2016	$18.04543	$19.21165	0
AST Small-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.96143	$12.70164	0
01/01/2011 to 12/31/2011	$12.70164	$12.43286	0
01/01/2012 to 12/31/2012	$12.43286	$13.78615	0
01/01/2013 to 12/31/2013	$13.78615	$18.42082	0
01/01/2014 to 12/31/2014	$18.42082	$18.90446	0
01/01/2015 to 12/31/2015	$18.90446	$18.83393	0
01/01/2016 to 12/31/2016	$18.83393	$20.86618	0
AST Small-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.96486	$11.54364	0
01/01/2011 to 12/31/2011	$11.54364	$10.72901	0
01/01/2012 to 12/31/2012	$10.72901	$12.53167	0
01/01/2013 to 12/31/2013	$12.53167	$17.02058	0
01/01/2014 to 12/31/2014	$17.02058	$17.71118	0
01/01/2015 to 12/31/2015	$17.71118	$16.75288	0
01/01/2016 to 12/31/2016	$16.75288	$21.39683	0
AST T. Rowe Price Asset Allocation Portfolio
03/15/2010 to 12/31/2010	$9.99274	$10.76433	0
01/01/2011 to 12/31/2011	$10.76433	$10.85172	0
01/01/2012 to 12/31/2012	$10.85172	$12.17456	0
01/01/2013 to 12/31/2013	$12.17456	$14.06039	0
01/01/2014 to 12/31/2014	$14.06039	$14.71592	0
01/01/2015 to 12/31/2015	$14.71592	$14.55279	0
01/01/2016 to 12/31/2016	$14.55279	$15.47098	0

27

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST T. Rowe Price Equity Income Portfolio
03/15/2010 to 12/31/2010	$9.98639	$10.60859	0
01/01/2011 to 12/31/2011	$10.60859	$10.31483	0
01/01/2012 to 12/31/2012	$10.31483	$11.95505	0
01/01/2013 to 12/31/2013	$11.95505	$15.32565	0
01/01/2014 to 12/31/2014	$15.32565	$16.28075	0
01/01/2015 to 10/16/2015	$16.28075	$15.15481	0
AST T. Rowe Price Large-Cap Growth Portfolio
03/15/2010 to 12/31/2010	$9.97163	$11.21140	0
01/01/2011 to 12/31/2011	$11.21140	$10.89476	0
01/01/2012 to 12/31/2012	$10.89476	$12.66291	0
01/01/2013 to 12/31/2013	$12.66291	$18.02820	0
01/01/2014 to 12/31/2014	$18.02820	$19.30813	0
01/01/2015 to 12/31/2015	$19.30813	$20.91519	0
01/01/2016 to 12/31/2016	$20.91519	$21.23297	0
AST T. Rowe Price Natural Resources Portfolio
03/15/2010 to 12/31/2010	$9.86030	$11.55329	0
01/01/2011 to 12/31/2011	$11.55329	$9.71679	0
01/01/2012 to 12/31/2012	$9.71679	$9.95239	0
01/01/2013 to 12/31/2013	$9.95239	$11.35107	0
01/01/2014 to 12/31/2014	$11.35107	$10.28243	0
01/01/2015 to 12/31/2015	$10.28243	$8.20737	0
01/01/2016 to 12/31/2016	$8.20737	$10.11020	0
AST Templeton Global Bond Portfolio
03/15/2010 to 12/31/2010	$9.98073	$10.38040	0
01/01/2011 to 12/31/2011	$10.38040	$10.68438	0
01/01/2012 to 12/31/2012	$10.68438	$11.11340	0
01/01/2013 to 12/31/2013	$11.11340	$10.57331	0
01/01/2014 to 12/31/2014	$10.57331	$10.50995	0
01/01/2015 to 12/31/2015	$10.50995	$9.90940	0
01/01/2016 to 12/31/2016	$9.90940	$10.22251	0
AST Value Equity Portfolio formerly, AST Herndon Large-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98666	$10.73950	0
01/01/2011 to 12/31/2011	$10.73950	$10.56389	0
01/01/2012 to 12/31/2012	$10.56389	$11.84173	0
01/01/2013 to 12/31/2013	$11.84173	$15.75902	0
01/01/2014 to 12/31/2014	$15.75902	$15.82054	0
01/01/2015 to 12/31/2015	$15.82054	$14.69042	0
01/01/2016 to 12/31/2016	$14.69042	$15.41173	0
AST WEDGE Capital Mid-Cap Value Portfolio formerly, AST Mid-Cap Value Portfolio
03/15/2010 to 12/31/2010	$9.98931	$11.57841	0
01/01/2011 to 12/31/2011	$11.57841	$11.05038	0
01/01/2012 to 12/31/2012	$11.05038	$12.93427	0
01/01/2013 to 12/31/2013	$12.93427	$16.93007	0
01/01/2014 to 12/31/2014	$16.93007	$19.24055	0
01/01/2015 to 12/31/2015	$19.24055	$17.76246	0
01/01/2016 to 12/31/2016	$17.76246	$20.01602	0

28

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
AST Wellington Management Hedged Equity Portfolio
05/02/2011* to 12/31/2011	$9.99905	$8.86748	0
01/01/2012 to 12/31/2012	$8.86748	$9.73021	0
01/01/2013 to 12/31/2013	$9.73021	$11.59037	0
01/01/2014 to 12/31/2014	$11.59037	$12.08774	0
01/01/2015 to 12/31/2015	$12.08774	$11.87312	0
01/01/2016 to 12/31/2016	$11.87312	$12.50269	0
AST Western Asset Core Plus Bond Portfolio
03/15/2010 to 12/31/2010	$9.99905	$10.46997	0
01/01/2011 to 12/31/2011	$10.46997	$10.97316	0
01/01/2012 to 12/31/2012	$10.97316	$11.69864	0
01/01/2013 to 12/31/2013	$11.69864	$11.39161	0
01/01/2014 to 12/31/2014	$11.39161	$12.07105	0
01/01/2015 to 12/31/2015	$12.07105	$12.07984	0
01/01/2016 to 12/31/2016	$12.07984	$12.55620	0
Franklin Templeton VIP Founding Funds Allocation Fund
03/15/2010 to 12/31/2010	$9.97158	$10.71172	0
01/01/2011 to 12/31/2011	$10.71172	$10.41178	0
01/01/2012 to 09/21/2012	$10.41178	$11.70778	0
ProFund VP Consumer Goods Portfolio
03/15/2010 to 12/31/2010	$10.03895	$11.07411	0
01/01/2011 to 12/31/2011	$11.07411	$11.70732	0
01/01/2012 to 12/31/2012	$11.70732	$12.82914	0
01/01/2013 to 12/31/2013	$12.82914	$16.28978	0
01/01/2014 to 12/31/2014	$16.28978	$17.74933	0
01/01/2015 to 12/31/2015	$17.74933	$18.27569	0
01/01/2016 to 12/31/2016	$18.27569	$18.70620	0
ProFund VP Consumer Services
03/15/2010 to 12/31/2010	$10.02749	$11.27375	0
01/01/2011 to 12/31/2011	$11.27375	$11.75718	0
01/01/2012 to 12/31/2012	$11.75718	$14.19014	0
01/01/2013 to 12/31/2013	$14.19014	$19.61942	0
01/01/2014 to 12/31/2014	$19.61942	$21.81039	0
01/01/2015 to 12/31/2015	$21.81039	$22.57066	0
01/01/2016 to 12/31/2016	$22.57066	$23.24557	0
ProFund VP Financials
03/15/2010 to 12/31/2010	$9.98629	$10.24101	0
01/01/2011 to 12/31/2011	$10.24101	$8.72308	0
01/01/2012 to 12/31/2012	$8.72308	$10.75503	0
01/01/2013 to 12/31/2013	$10.75503	$14.04161	0
01/01/2014 to 12/31/2014	$14.04161	$15.67301	0
01/01/2015 to 12/31/2015	$15.67301	$15.26121	0
01/01/2016 to 12/31/2016	$15.26121	$17.39734	0
ProFund VP Health Care
03/15/2010 to 12/31/2010	$10.04798	$9.89417	0
01/01/2011 to 12/31/2011	$9.89417	$10.76956	0
01/01/2012 to 12/31/2012	$10.76956	$12.49835	0
01/01/2013 to 12/31/2013	$12.49835	$17.26662	0
01/01/2014 to 12/31/2014	$17.26662	$21.11298	0
01/01/2015 to 12/31/2015	$21.11298	$21.91851	0
01/01/2016 to 12/31/2016	$21.91851	$20.78894	0

29

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Industrials
03/15/2010 to 12/31/2010	$10.00863	$11.44999	0
01/01/2011 to 12/31/2011	$11.44999	$11.11645	0
01/01/2012 to 12/31/2012	$11.11645	$12.72450	0
01/01/2013 to 12/31/2013	$12.72450	$17.38164	0
01/01/2014 to 12/31/2014	$17.38164	$18.14006	0
01/01/2015 to 12/31/2015	$18.14006	$17.31813	0
01/01/2016 to 12/31/2016	$17.31813	$20.12331	0
ProFund VP Large-Cap Growth
03/15/2010 to 12/31/2010	$9.98888	$10.98390	0
01/01/2011 to 12/31/2011	$10.98390	$11.19748	0
01/01/2012 to 12/31/2012	$11.19748	$12.47620	0
01/01/2013 to 12/31/2013	$12.47620	$16.11457	0
01/01/2014 to 12/31/2014	$16.11457	$17.98846	0
01/01/2015 to 12/31/2015	$17.98846	$18.44964	0
01/01/2016 to 12/31/2016	$18.44964	$19.15259	0
ProFund VP Large-Cap Value
03/15/2010 to 12/31/2010	$10.01482	$10.71163	0
01/01/2011 to 12/31/2011	$10.71163	$10.45313	0
01/01/2012 to 12/31/2012	$10.45313	$11.92620	0
01/01/2013 to 12/31/2013	$11.92620	$15.31299	0
01/01/2014 to 12/31/2014	$15.31299	$16.72242	0
01/01/2015 to 12/31/2015	$16.72242	$15.74738	0
01/01/2016 to 12/31/2016	$15.74738	$17.96884	0
ProFund VP Mid-Cap Growth
03/15/2010 to 12/31/2010	$9.97478	$11.75206	0
01/01/2011 to 12/31/2011	$11.75206	$11.28093	0
01/01/2012 to 12/31/2012	$11.28093	$12.86616	0
01/01/2013 to 12/31/2013	$12.86616	$16.60047	0
01/01/2014 to 12/31/2014	$16.60047	$17.37639	0
01/01/2015 to 12/31/2015	$17.37639	$17.22522	0
01/01/2016 to 12/31/2016	$17.22522	$19.22007	0
ProFund VP Mid-Cap Value
03/15/2010 to 12/31/2010	$9.98209	$11.12204	0
01/01/2011 to 12/31/2011	$11.12204	$10.56290	0
01/01/2012 to 12/31/2012	$10.56290	$12.17080	0
01/01/2013 to 12/31/2013	$12.17080	$15.89987	0
01/01/2014 to 12/31/2014	$15.89987	$17.31789	0
01/01/2015 to 12/31/2015	$17.31789	$15.71078	0
01/01/2016 to 12/31/2016	$15.71078	$19.31074	0
ProFund VP Real Estate
03/15/2010 to 12/31/2010	$9.96814	$11.58683	0
01/01/2011 to 12/31/2011	$11.58683	$11.99783	0
01/01/2012 to 12/31/2012	$11.99783	$13.89627	0
01/01/2013 to 12/31/2013	$13.89627	$13.74921	0
01/01/2014 to 12/31/2014	$13.74921	$16.99119	0
01/01/2015 to 12/31/2015	$16.99119	$16.85020	0
01/01/2016 to 12/31/2016	$16.85020	$17.61035	0

30

Sub-Account	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD	ACCUMULATION UNIT VALUE AT END OF PERIOD	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD
ProFund VP Small-Cap Growth
03/15/2010 to 12/31/2010	$9.97432	$11.71647	0
01/01/2011 to 12/31/2011	$11.71647	$11.73036	0
01/01/2012 to 12/31/2012	$11.73036	$13.04264	0
01/01/2013 to 12/31/2013	$13.04264	$18.10460	0
01/01/2014 to 12/31/2014	$18.10460	$18.28527	0
01/01/2015 to 12/31/2015	$18.28527	$18.28701	0
01/01/2016 to 12/31/2016	$18.28701	$21.73487	0
ProFund VP Small-Cap Value
03/15/2010 to 12/31/2010	$9.97996	$11.08182	0
01/01/2011 to 12/31/2011	$11.08182	$10.50507	0
01/01/2012 to 12/31/2012	$10.50507	$12.06183	0
01/01/2013 to 12/31/2013	$12.06183	$16.41524	0
01/01/2014 to 12/31/2014	$16.41524	$17.16986	0
01/01/2015 to 12/31/2015	$17.16986	$15.56738	0
01/01/2016 to 12/31/2016	$15.56738	$19.81708	0
ProFund VP Telecommunications
03/15/2010 to 12/31/2010	$10.04652	$12.20493	0
01/01/2011 to 12/31/2011	$12.20493	$12.29011	0
01/01/2012 to 12/31/2012	$12.29011	$14.15517	0
01/01/2013 to 12/31/2013	$14.15517	$15.68109	0
01/01/2014 to 12/31/2014	$15.68109	$15.58846	0
01/01/2015 to 12/31/2015	$15.58846	$15.64356	0
01/01/2016 to 12/31/2016	$15.64356	$18.81309	0
ProFund VP Utilities
03/15/2010 to 12/31/2010	$10.03465	$10.81182	0
01/01/2011 to 12/31/2011	$10.81182	$12.55899	0
01/01/2012 to 12/31/2012	$12.55899	$12.43183	0
01/01/2013 to 12/31/2013	$12.43183	$13.92490	0
01/01/2014 to 12/31/2014	$13.92490	$17.32769	0
01/01/2015 to 12/31/2015	$17.32769	$16.03178	0
01/01/2016 to 12/31/2016	$16.03178	$18.23705	0
*Denotes the start date of these sub-accounts

31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,291,102	$16,285,434	$17,600,877	$24,239,204	$14,951,928
Net Assets	$8,291,102	$16,285,434	$17,600,877	$24,239,204	$14,951,928

NET ASSETS, representing:
Accumulation units	$8,291,102	$16,285,434	$17,600,877	$24,239,204	$14,951,928
	$8,291,102	$16,285,434	$17,600,877	$24,239,204	$14,951,928

Units outstanding	7,027,237	6,274,315	5,866,953	7,754,724	3,347,196

Portfolio shares held	829,110	1,326,175	429,709	895,096	2,931,751
Portfolio net asset value per share	$10.00	$12.28	$40.96	$27.08	$5.10
Investment in portfolio shares, at cost	$8,291,102	$14,770,382	$11,749,165	$17,370,737	$15,389,439

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$8,775	$—	$—	$—	$974,355

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	131,396	244,082	249,591	339,001	222,765
NET INVESTMENT INCOME (LOSS)	(122,621)	(244,082)	(249,591)	(339,001)	751,590

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	286,397	682,830	642,350	(227,796)
Net change in unrealized gain (loss) on investments	—	726,610	(113,034)	1,849,635	1,530,283
NET GAIN (LOSS) ON INVESTMENTS	—	1,013,007	569,796	2,491,985	1,302,487

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(122,621)	$768,925	$320,205	$2,152,984	$2,054,077

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$21,656,931	$4,845,877	$23,228,763	$4,487,273	$1,592,889
Net Assets	$21,656,931	$4,845,877	$23,228,763	$4,487,273	$1,592,889

NET ASSETS, representing:
Accumulation units	$21,656,931	$4,845,877	$23,228,763	$4,487,273	$1,592,889
	$21,656,931	$4,845,877	$23,228,763	$4,487,273	$1,592,889

Units outstanding	6,972,702	2,057,237	7,092,161	843,297	996,402

Portfolio shares held	427,158	176,214	514,708	131,669	111,625
Portfolio net asset value per share	$50.70	$27.50	$45.13	$34.08	$14.27
Investment in portfolio shares, at cost	$15,717,959	$3,451,406	$12,221,074	$2,223,872	$1,528,732

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$397,585	$—	$—	$—	$17,030

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	309,373	69,404	340,437	56,116	22,636
NET INVESTMENT INCOME (LOSS)	88,212	(69,404)	(340,437)	(56,116)	(5,606)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,056,831	—	—	—	58,540
Net realized gain (loss) on shares redeemed	983,163	132,133	1,444,564	234,855	12,038
Net change in unrealized gain (loss) on investments	(47,367)	67,453	(1,811,155)	740,977	(54,247)
NET GAIN (LOSS) ON INVESTMENTS	1,992,627	199,586	(366,591)	975,832	16,331

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,080,839	$130,182	$(707,028)	$919,716	$10,725

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$6,452,698	$7,912,555	$4,761,596	$4,517,905	$1,412,320
Net Assets	$6,452,698	$7,912,555	$4,761,596	$4,517,905	$1,412,320

NET ASSETS, representing:
Accumulation units	$6,452,698	$7,912,555	$4,761,596	$4,517,905	$1,412,320
	$6,452,698	$7,912,555	$4,761,596	$4,517,905	$1,412,320

Units outstanding	1,843,627	2,876,730	1,822,274	1,645,349	497,152

Portfolio shares held	227,689	228,819	164,590	182,247	54,320
Portfolio net asset value per share	$28.34	$34.58	$28.93	$24.79	$26.00
Investment in portfolio shares, at cost	$4,897,222	$6,089,024	$4,572,464	$5,936,050	$1,091,200

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$141,366	$59,584	$26,341	$231,541	$10,934

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	84,961	110,269	68,331	63,581	19,742
NET INVESTMENT INCOME (LOSS)	56,405	(50,685)	(41,990)	167,960	(8,808)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	598,386	534,072	300,468	126,420	140,329
Net realized gain (loss) on shares redeemed	240,656	228,197	30,371	(131,206)	47,333
Net change in unrealized gain (loss) on investments	102,465	(48,044)	(337,352)	(559,099)	(80,654)
NET GAIN (LOSS) ON INVESTMENTS	941,507	714,225	(6,513)	(563,885)	107,008

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$997,912	$663,540	$(48,503)	$(395,925)	$98,200

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,752,032	$2,316,932	$2,681,836	$3,064,276	$1,902,234
Net Assets	$5,752,032	$2,316,932	$2,681,836	$3,064,276	$1,902,234

NET ASSETS, representing:
Accumulation units	$5,752,032	$2,316,932	$2,681,836	$3,064,276	$1,902,234
	$5,752,032	$2,316,932	$2,681,836	$3,064,276	$1,902,234

Units outstanding	1,932,444	639,133	976,332	1,190,078	1,081,090

Portfolio shares held	148,401	221,081	164,833	127,998	209,037
Portfolio net asset value per share	$38.76	$10.48	$16.27	$23.94	$9.10
Investment in portfolio shares, at cost	$3,960,013	$1,509,076	$3,336,719	$1,785,699	$2,248,716

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$2,593	$37,822	$—	$—	$22,806

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	81,697	30,219	37,226	45,490	25,717
NET INVESTMENT INCOME (LOSS)	(79,104)	7,603	(37,226)	(45,490)	(2,911)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	353,682	—	314,410	—	273,138
Net realized gain (loss) on shares redeemed	193,291	79,628	(55,198)	277,923	(41,482)
Net change in unrealized gain (loss) on investments	(413,784)	297,363	(148,247)	(244,436)	(48,866)
NET GAIN (LOSS) ON INVESTMENTS	133,189	376,991	110,965	33,487	182,790

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,085	$384,594	$73,739	$(12,003)	$179,879
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$779,163	$8,385,337	$426,673	$6,710,395	$1,814,565
Net Assets	$779,163	$8,385,337	$426,673	$6,710,395	$1,814,565

NET ASSETS, representing:
Accumulation units	$779,163	$8,385,337	$426,673	$6,710,395	$1,814,565
	$779,163	$8,385,337	$426,673	$6,710,395	$1,814,565

Units outstanding	683,422	2,654,338	250,768	2,245,328	1,282,583

Portfolio shares held	17,986	357,431	15,071	555,496	306,514
Portfolio net asset value per share	$43.32	$23.46	$28.31	$12.08	$5.92
Investment in portfolio shares, at cost	$607,843	$4,566,939	$379,995	$4,103,414	$1,896,070

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$1,705	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	10,635	121,548	7,055	108,432	29,232
NET INVESTMENT INCOME (LOSS)	(10,635)	(121,548)	(5,350)	(108,432)	(29,232)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	91,679	—	28,285	—	—
Net realized gain (loss) on shares redeemed	7,844	557,733	6,847	420,665	(6,895)
Net change in unrealized gain (loss) on investments	(81,526)	1,241,910	(35,640)	(153,581)	(64,418)
NET GAIN (LOSS) ON INVESTMENTS	17,997	1,799,643	(508)	267,084	(71,313)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,362	$1,678,095	$(5,858)	$158,652	$(100,545)

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio
ASSETS
Investment in the portfolios, at fair value	$50,302,984	$27,147,689	$167,396,345	$11,982,848	$26,104,970
Net Assets	$50,302,984	$27,147,689	$167,396,345	$11,982,848	$26,104,970

NET ASSETS, representing:
Accumulation units	$50,302,984	$27,147,689	$167,396,345	$11,982,848	$26,104,970
	$50,302,984	$27,147,689	$167,396,345	$11,982,848	$26,104,970

Units outstanding	2,985,359	1,423,181	13,084,121	816,762	1,859,741

Portfolio shares held	1,776,235	2,492,901	9,817,967	922,467	2,786,016
Portfolio net asset value per share	$28.32	$10.89	$17.05	$12.99	$9.37
Investment in portfolio shares, at cost	$41,781,384	$22,464,101	$138,050,380	$9,657,909	$22,271,207

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	708,881	401,777	2,689,308	185,967	384,526
NET INVESTMENT INCOME (LOSS)	(708,881)	(401,777)	(2,689,308)	(185,967)	(384,526)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	816,778	1,548,938	4,658,651	530,579	733,040
Net change in unrealized gain (loss) on investments	4,089,851	(598,080)	1,137,871	14,434	2,761,493
NET GAIN (LOSS) ON INVESTMENTS	4,906,629	950,858	5,796,522	545,013	3,494,533

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,197,748	$549,081	$3,107,214	$359,046	$3,110,007

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,464,289	$10,079,797	$15,415,439	$52,769,242	$29,100,559
Net Assets	$15,464,289	$10,079,797	$15,415,439	$52,769,242	$29,100,559

NET ASSETS, representing:
Accumulation units	$15,464,289	$10,079,797	$15,415,439	$52,769,242	$29,100,559
	$15,464,289	$10,079,797	$15,415,439	$52,769,242	$29,100,559

Units outstanding	864,501	540,439	773,934	3,115,336	1,645,352

Portfolio shares held	995,769	463,439	577,790	7,111,758	1,165,888
Portfolio net asset value per share	$15.53	$21.75	$26.68	$7.42	$24.96
Investment in portfolio shares, at cost	$11,851,152	$7,459,289	$11,203,335	$47,869,440	$21,100,898

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	244,802	151,911	200,028	860,240	384,669
NET INVESTMENT INCOME (LOSS)	(244,802)	(151,911)	(200,028)	(860,240)	(384,669)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,192,085	770,380	778,975	952,701	1,510,716
Net change in unrealized gain (loss) on investments	(137,072)	420,355	2,400,970	(642,412)	3,142,727
NET GAIN (LOSS) ON INVESTMENTS	1,055,013	1,190,735	3,179,945	310,289	4,653,443

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$810,211	$1,038,824	$2,979,917	$(549,951)	$4,268,774

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$48,795,380	$50,428,556	$13,999,436	$31,209,028	$17,746,322
Net Assets	$48,795,380	$50,428,556	$13,999,436	$31,209,028	$17,746,322

NET ASSETS, representing:
Accumulation units	$48,795,380	$50,428,556	$13,999,436	$31,209,028	$17,746,322
	$48,795,380	$50,428,556	$13,999,436	$31,209,028	$17,746,322

Units outstanding	3,995,200	2,615,446	776,335	1,523,796	1,750,161

Portfolio shares held	3,989,810	1,344,762	771,744	1,017,243	1,680,523
Portfolio net asset value per share	$12.23	$37.50	$18.14	$30.68	$10.56
Investment in portfolio shares, at cost	$46,850,930	$37,780,020	$10,680,010	$22,954,847	$17,658,320

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	688,016	768,327	200,619	427,890	262,289
NET INVESTMENT INCOME (LOSS)	(688,016)	(768,327)	(200,619)	(427,890)	(262,289)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	759,392	4,227,029	954,434	1,955,194	(17,748)
Net change in unrealized gain (loss) on investments	391,764	(2,095,658)	(834,157)	2,351,137	293,754
NET GAIN (LOSS) ON INVESTMENTS	1,151,156	2,131,371	120,277	4,306,331	276,006

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$463,140	$1,363,044	$(80,342)	$3,878,441	$13,717

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$22,154,858	$26,930,872	$1,092,303,494	$28,493,967	$21,271,827
Net Assets	$22,154,858	$26,930,872	$1,092,303,494	$28,493,967	$21,271,827

NET ASSETS, representing:
Accumulation units	$22,154,858	$26,930,872	$1,092,303,494	$28,493,967	$21,271,827
	$22,154,858	$26,930,872	$1,092,303,494	$28,493,967	$21,271,827

Units outstanding	1,042,190	2,692,449	75,754,889	1,737,827	1,912,176

Portfolio shares held	886,549	1,284,870	43,037,963	1,719,612	895,279
Portfolio net asset value per share	$24.99	$20.96	$25.38	$16.57	$23.76
Investment in portfolio shares, at cost	$17,341,335	$25,193,898	$883,229,003	$23,707,320	$19,856,391

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	289,333	398,605	16,628,868	411,411	335,044
NET INVESTMENT INCOME (LOSS)	(289,333)	(398,605)	(16,628,868)	(411,411)	(335,044)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,037,729	(1,346,249)	20,986,975	1,073,421	(32,253)
Net change in unrealized gain (loss) on investments	1,563,179	6,204,285	50,069,345	535,824	167,764
NET GAIN (LOSS) ON INVESTMENTS	2,600,908	4,858,036	71,056,320	1,609,245	135,511

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,311,575	$4,459,431	$54,427,452	$1,197,834	$(199,533)

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,301,568	$126,793,297	$614,943,345	$297,040,022	$708,456,792
Net Assets	$14,301,568	$126,793,297	$614,943,345	$297,040,022	$708,456,792

NET ASSETS, representing:
Accumulation units	$14,301,568	$126,793,297	$614,943,345	$297,040,022	$708,456,792
	$14,301,568	$126,793,297	$614,943,345	$297,040,022	$708,456,792

Units outstanding	1,412,409	10,413,618	41,918,325	24,272,568	50,063,014

Portfolio shares held	1,326,676	9,469,253	38,195,239	22,117,649	45,124,636
Portfolio net asset value per share	$10.78	$13.39	$16.10	$13.43	$15.70
Investment in portfolio shares, at cost	$14,229,695	$109,971,183	$475,257,573	$253,142,970	$537,244,863

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	193,076	1,947,742	9,606,866	5,160,103	11,126,842
NET INVESTMENT INCOME (LOSS)	(193,076)	(1,947,742)	(9,606,866)	(5,160,103)	(11,126,842)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(344,412)	2,285,856	19,157,851	10,847,217	18,664,809
Net change in unrealized gain (loss) on investments	899,394	4,057,290	16,348,185	5,220,089	21,565,508
NET GAIN (LOSS) ON INVESTMENTS	554,982	6,343,146	35,506,036	16,067,306	40,230,317

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$361,906	$4,395,404	$25,899,170	$10,907,203	$29,103,475

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$457,043,335	$362,213,228	$649,226,997	$612,274,449	$63,381,801
Net Assets	$457,043,335	$362,213,228	$649,226,997	$612,274,449	$63,381,801

NET ASSETS, representing:
Accumulation units	$457,043,335	$362,213,228	$649,226,997	$612,274,449	$63,381,801
	$457,043,335	$362,213,228	$649,226,997	$612,274,449	$63,381,801

Units outstanding	35,110,162	28,025,755	44,092,305	42,483,585	3,130,330

Portfolio shares held	31,070,247	28,408,881	45,432,260	37,958,738	2,522,157
Portfolio net asset value per share	$14.71	$12.75	$14.29	$16.13	$25.13
Investment in portfolio shares, at cost	$374,744,671	$303,005,613	$548,100,505	$475,676,220	$48,069,327

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	7,419,843	5,640,255	9,760,157	9,395,259	1,003,140
NET INVESTMENT INCOME (LOSS)	(7,419,843)	(5,640,255)	(9,760,157)	(9,395,259)	(1,003,140)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,851,907	8,262,969	11,680,545	18,183,629	5,302,535
Net change in unrealized gain (loss) on investments	15,061,186	4,705,480	41,635,890	18,788,979	(4,125,558)
NET GAIN (LOSS) ON INVESTMENTS	23,913,093	12,968,449	53,316,435	36,972,608	1,176,977

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,493,250	$7,328,194	$43,556,278	$27,577,349	$173,837

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$19,815,887	$22,256,795	$188,386,338	$11,047,408	$15,905,990
Net Assets	$19,815,887	$22,256,795	$188,386,338	$11,047,408	$15,905,990

NET ASSETS, representing:
Accumulation units	$19,815,887	$22,256,795	$188,386,338	$11,047,408	$15,905,990
	$19,815,887	$22,256,795	$188,386,338	$11,047,408	$15,905,990

Units outstanding	2,162,054	1,133,513	16,577,521	1,018,667	1,400,010

Portfolio shares held	19,815,887	619,621	14,413,645	636,371	1,201,359
Portfolio net asset value per share	$1.00	$35.92	$13.07	$17.36	$13.24
Investment in portfolio shares, at cost	$19,815,887	$17,007,871	$178,471,719	$10,679,310	$14,970,858

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	312,649	335,003	3,069,369	157,525	215,233
NET INVESTMENT INCOME (LOSS)	(312,649)	(335,003)	(3,069,369)	(157,525)	(215,233)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,035,651	2,702,422	3,834	188,177
Net change in unrealized gain (loss) on investments	—	1,190,895	4,947,518	(48,822)	(1,036,166)
NET GAIN (LOSS) ON INVESTMENTS	—	2,226,546	7,649,940	(44,988)	(847,989)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(312,649)	$1,891,543	$4,580,571	$(202,513)	$(1,063,222)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019
ASSETS
Investment in the portfolios, at fair value	$—	$239,553,910	$65,781,567	$11,811,303	$1,210,384
Net Assets	$—	$239,553,910	$65,781,567	$11,811,303	$1,210,384

NET ASSETS, representing:
Accumulation units	$—	$239,553,910	$65,781,567	$11,811,303	$1,210,384
	$—	$239,553,910	$65,781,567	$11,811,303	$1,210,384

Units outstanding	—	18,562,401	5,381,957	1,049,426	103,829

Portfolio shares held	—	33,317,651	5,459,051	934,439	114,946
Portfolio net asset value per share	$—	$7.19	$12.05	$12.64	$10.53
Investment in portfolio shares, at cost	$—	$243,315,077	$61,279,819	$11,270,835	$1,179,349

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	8/5/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$9,863	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,984	5,838,045	1,020,827	314,426	26,368
NET INVESTMENT INCOME (LOSS)	5,879	(5,838,045)	(1,020,827)	(314,426)	(26,368)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(226,159)	26,730,130	1,344,450	234,524	14,575
Net change in unrealized gain (loss) on investments	256,641	(3,482,202)	1,552,638	22,131	7,492
NET GAIN (LOSS) ON INVESTMENTS	30,482	23,247,928	2,897,088	256,655	22,067

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$36,361	$17,409,883	$1,876,261	$(57,771)	$(4,301)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,056,289	$20,397,407	$30,919,319	$452,395,200	$391,847,840
Net Assets	$8,056,289	$20,397,407	$30,919,319	$452,395,200	$391,847,840

NET ASSETS, representing:
Accumulation units	$8,056,289	$20,397,407	$30,919,319	$452,395,200	$391,847,840
	$8,056,289	$20,397,407	$30,919,319	$452,395,200	$391,847,840

Units outstanding	557,489	2,293,083	1,475,802	32,047,301	31,175,934

Portfolio shares held	712,946	2,549,676	1,460,525	28,870,147	31,025,165
Portfolio net asset value per share	$11.30	$8.00	$21.17	$15.67	$12.63
Investment in portfolio shares, at cost	$7,292,335	$20,591,611	$21,829,832	$388,062,642	$337,271,729

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	123,956	326,430	419,872	6,855,718	5,950,658
NET INVESTMENT INCOME (LOSS)	(123,956)	(326,430)	(419,872)	(6,855,718)	(5,950,658)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	344,999	(1,765,447)	2,095,379	8,404,394	7,919,536
Net change in unrealized gain (loss) on investments	(395,064)	3,658,083	3,573,497	16,857,110	7,957,105
NET GAIN (LOSS) ON INVESTMENTS	(50,065)	1,892,636	5,668,876	25,261,504	15,876,641

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(174,021)	$1,566,206	$5,249,004	$18,405,786	$9,925,983

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
ASSETS
Investment in the portfolios, at fair value	$185,732,280	$179,412,460	$173,107	$242,847	$308,114
Net Assets	$185,732,280	$179,412,460	$173,107	$242,847	$308,114

NET ASSETS, representing:
Accumulation units	$185,732,280	$179,412,460	$173,107	$242,847	$308,114
	$185,732,280	$179,412,460	$173,107	$242,847	$308,114

Units outstanding	13,670,743	14,821,429	7,882	13,816	26,700

Portfolio shares held	13,342,836	14,216,518	2,811	4,104	8,662
Portfolio net asset value per share	$13.92	$12.62	$61.58	$59.18	$35.57
Investment in portfolio shares, at cost	$155,028,729	$157,201,545	$107,703	$200,991	$185,073

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$1,817	$1,131

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,737,172	2,745,661	3,400	2,486	4,261
NET INVESTMENT INCOME (LOSS)	(2,737,172)	(2,745,661)	(3,400)	(669)	(3,130)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	2,354	—	—
Net realized gain (loss) on shares redeemed	5,911,383	4,590,380	32,125	7,244	27,980
Net change in unrealized gain (loss) on investments	1,602,784	3,377,855	(25,128)	(5,826)	16,583
NET GAIN (LOSS) ON INVESTMENTS	7,514,167	7,968,235	9,351	1,418	44,563

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,776,995	$5,222,574	$5,951	$749	$41,433
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$197,097	$493,294	$304,485	$245,402	$115,599
Net Assets	$197,097	$493,294	$304,485	$245,402	$115,599

NET ASSETS, representing:
Accumulation units	$197,097	$493,294	$304,485	$245,402	$115,599
	$197,097	$493,294	$304,485	$245,402	$115,599

Units outstanding	9,562	31,826	17,756	14,570	9,073

Portfolio shares held	3,061	7,225	6,879	5,451	1,778
Portfolio net asset value per share	$64.39	$68.28	$44.26	$45.02	$65.02
Investment in portfolio shares, at cost	$119,915	$424,587	$292,944	$222,760	$90,918

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$468	$—	$68	$2,120

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,526	4,536	1,417	904	1,774
NET INVESTMENT INCOME (LOSS)	(4,526)	(4,068)	(1,417)	(836)	346

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	4,062	597	—
Net realized gain (loss) on shares redeemed	80,629	11,544	(1,133)	1,699	11,583
Net change in unrealized gain (loss) on investments	(91,997)	30,592	8,750	17,004	(7,118)
NET GAIN (LOSS) ON INVESTMENTS	(11,368)	42,136	11,679	19,300	4,465

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(15,894)	$38,068	$10,262	$18,464	$4,811

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$209,200	$69,390	$61,307	$82,884	$148,495
Net Assets	$209,200	$69,390	$61,307	$82,884	$148,495

NET ASSETS, representing:
Accumulation units	$209,200	$69,390	$61,307	$82,884	$148,495
	$209,200	$69,390	$61,307	$82,884	$148,495

Units outstanding	10,964	3,868	4,627	6,130	9,081

Portfolio shares held	5,523	1,501	1,503	1,898	2,583
Portfolio net asset value per share	$37.88	$46.23	$40.78	$43.68	$57.48
Investment in portfolio shares, at cost	$196,160	$63,616	$48,005	$69,511	$149,090

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$1,292	$1,603	$79

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,113	339	1,184	1,494	2,438
NET INVESTMENT INCOME (LOSS)	(1,113)	(339)	108	109	(2,359)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,957	—	—	2,993	14,842
Net realized gain (loss) on shares redeemed	(4,500)	4,361	9,251	10,202	(1,069)
Net change in unrealized gain (loss) on investments	16,683	3,845	5,634	(2,473)	(16,013)
NET GAIN (LOSS) ON INVESTMENTS	16,140	8,206	14,885	10,722	(2,240)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,027	$7,867	$14,993	$10,831	$(4,599)

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
ASSETS
Investment in the portfolios, at fair value	$132,666	$3,882,214	$10,548,553	$18,697,430	$12,456,044
Net Assets	$132,666	$3,882,214	$10,548,553	$18,697,430	$12,456,044

NET ASSETS, representing:
Accumulation units	$132,666	$3,882,214	$10,548,553	$18,697,430	$12,456,044
	$132,666	$3,882,214	$10,548,553	$18,697,430	$12,456,044

Units outstanding	9,831	320,721	662,463	1,031,144	1,139,319

Portfolio shares held	3,194	572,598	533,294	817,910	1,018,483
Portfolio net asset value per share	$41.53	$6.78	$19.78	$22.86	$12.23
Investment in portfolio shares, at cost	$124,652	$3,769,723	$8,209,586	$15,682,657	$12,185,047

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$558	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	735	87,447	144,576	280,655	286,964
NET INVESTMENT INCOME (LOSS)	(177)	(87,447)	(144,576)	(280,655)	(286,964)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,540	91,490	494,462	1,487,845	69,568
Net change in unrealized gain (loss) on investments	(6,290)	20,640	626,247	(1,999,915)	87,557
NET GAIN (LOSS) ON INVESTMENTS	250	112,130	1,120,709	(512,070)	157,125

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$73	$24,683	$976,133	$(792,725)	$(129,839)

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$11,123,587	$40,181	$321,533	$—	$8,477,766
Net Assets	$11,123,587	$40,181	$321,533	$—	$8,477,766

NET ASSETS, representing:
Accumulation units	$11,123,587	$40,181	$321,533	$—	$8,477,766
	$11,123,587	$40,181	$321,533	$—	$8,477,766

Units outstanding	892,155	2,609	106,567	—	721,225

Portfolio shares held	763,983	9,111	14,483	—	633,142
Portfolio net asset value per share	$14.56	$4.41	$22.20	$—	$13.39
Investment in portfolio shares, at cost	$10,764,298	$42,541	$316,543	$—	$8,195,598

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	4/29/2016**	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$1,207	$—	$314	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	300,798	659	5,386	263	202,749
NET INVESTMENT INCOME (LOSS)	(300,798)	548	(5,386)	51	(202,749)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,937	17,211	—	—
Net realized gain (loss) on shares redeemed	502,037	(183)	49	15,801	411,507
Net change in unrealized gain (loss) on investments	(57,463)	(2,601)	(14,851)	(12,503)	(86,378)
NET GAIN (LOSS) ON INVESTMENTS	444,574	153	2,409	3,298	325,129

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$143,776	$701	$(2,977)	$3,349	$122,380

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$24,699,375	$136,039,732	$168,425	$19,811,426	$1,834,734
Net Assets	$24,699,375	$136,039,732	$168,425	$19,811,426	$1,834,734

NET ASSETS, representing:
Accumulation units	$24,699,375	$136,039,732	$168,425	$19,811,426	$1,834,734
	$24,699,375	$136,039,732	$168,425	$19,811,426	$1,834,734

Units outstanding	1,960,199	11,985,530	9,323	1,829,523	180,982

Portfolio shares held	1,748,010	10,926,886	6,847	1,702,013	163,669
Portfolio net asset value per share	$14.13	$12.45	$24.60	$11.64	$11.21
Investment in portfolio shares, at cost	$23,244,670	$117,789,949	$124,857	$19,135,794	$1,761,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$3,633	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	161,378	2,058,502	2,681	228,023	23,391
NET INVESTMENT INCOME (LOSS)	(161,378)	(2,058,502)	952	(228,023)	(23,391)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	15,778	—	—
Net realized gain (loss) on shares redeemed	(9,196)	2,312,427	3,874	208,081	9,578
Net change in unrealized gain (loss) on investments	1,421,973	5,507,709	(4,400)	392,789	(27,290)
NET GAIN (LOSS) ON INVESTMENTS	1,412,777	7,820,136	15,252	600,870	(17,712)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,251,399	$5,761,634	$16,204	$372,847	$(41,103)

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$55,405,327	$434,686	$14,585,654	$386,787	$635,289
Net Assets	$55,405,327	$434,686	$14,585,654	$386,787	$635,289

NET ASSETS, representing:
Accumulation units	$55,405,327	$434,686	$14,585,654	$386,787	$635,289
	$55,405,327	$434,686	$14,585,654	$386,787	$635,289

Units outstanding	4,532,636	43,100	925,962	38,867	65,960

Portfolio shares held	4,172,088	41,676	851,468	36,148	66,873
Portfolio net asset value per share	$13.28	$10.43	$17.13	$10.70	$9.50
Investment in portfolio shares, at cost	$49,295,280	$419,262	$13,263,193	$340,765	$621,157

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	823,537	3,058	163,259	10,985	3,798
NET INVESTMENT INCOME (LOSS)	(823,537)	(3,058)	(163,259)	(10,985)	(3,798)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	964,197	488	118,087	36,081	(5,771)
Net change in unrealized gain (loss) on investments	797,954	30,282	1,197,778	(9,145)	51,844
NET GAIN (LOSS) ON INVESTMENTS	1,762,151	30,770	1,315,865	26,936	46,073

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$938,614	$27,712	$1,152,606	$15,951	$42,275

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,260,317	$362,243	$1,017,452,277	$28,898,612	$32,428,790
Net Assets	$14,260,317	$362,243	$1,017,452,277	$28,898,612	$32,428,790

NET ASSETS, representing:
Accumulation units	$14,260,317	$362,243	$1,017,452,277	$28,898,612	$32,428,790
	$14,260,317	$362,243	$1,017,452,277	$28,898,612	$32,428,790

Units outstanding	1,026,274	42,151	96,517,392	2,608,030	3,189,397

Portfolio shares held	957,711	42,072	89,643,372	2,463,650	3,013,828
Portfolio net asset value per share	$14.89	$8.61	$11.35	$11.73	$10.76
Investment in portfolio shares, at cost	$12,913,893	$376,135	$958,482,162	$27,008,374	$31,185,852

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	154,613	2,605	16,190,229	386,128	450,159
NET INVESTMENT INCOME (LOSS)	(154,613)	(2,605)	(16,190,229)	(386,128)	(450,159)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,796	(11,800)	139,187	50,252	248,465
Net change in unrealized gain (loss) on investments	1,106,826	42,398	55,054,016	1,363,712	914,539
NET GAIN (LOSS) ON INVESTMENTS	1,222,622	30,598	55,193,203	1,413,964	1,163,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,068,009	$27,993	$39,002,974	$1,027,836	$712,845

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$907,318	$697,605	$484,463	$63,454,015	$3,289,870
Net Assets	$907,318	$697,605	$484,463	$63,454,015	$3,289,870

NET ASSETS, representing:
Accumulation units	$907,318	$697,605	$484,463	$63,454,015	$3,289,870
	$907,318	$697,605	$484,463	$63,454,015	$3,289,870

Units outstanding	64,268	47,941	43,685	5,808,359	310,190

Portfolio shares held	60,488	45,536	40,271	5,556,394	305,466
Portfolio net asset value per share	$15.00	$15.32	$12.03	$11.42	$10.77
Investment in portfolio shares, at cost	$800,688	$640,614	$478,966	$60,066,195	$3,160,705

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	5,949	4,331	380,095	765,490	18,085
NET INVESTMENT INCOME (LOSS)	(5,949)	(4,331)	(380,095)	(765,490)	(18,085)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,576	1,497	2,961,496	(486,847)	(15,758)
Net change in unrealized gain (loss) on investments	89,817	50,983	(487,904)	2,953,896	183,695
NET GAIN (LOSS) ON INVESTMENTS	99,393	52,480	2,473,592	2,467,049	167,937

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$93,444	$48,149	$2,093,497	$1,701,559	$149,852

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,491,170	$8,453,104	$5,863,332	$2,702,187	$2,245,161
Net Assets	$5,491,170	$8,453,104	$5,863,332	$2,702,187	$2,245,161

NET ASSETS, representing:
Accumulation units	$5,491,170	$8,453,104	$5,863,332	$2,702,187	$2,245,161
	$5,491,170	$8,453,104	$5,863,332	$2,702,187	$2,245,161

Units outstanding	503,465	760,931	575,794	284,021	212,912

Portfolio shares held	492,924	742,803	571,475	281,771	209,632
Portfolio net asset value per share	$11.14	$11.38	$10.26	$9.59	$10.71
Investment in portfolio shares, at cost	$5,171,335	$8,020,026	$5,646,717	$2,686,137	$2,187,581

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	30,989	41,857	32,869	12,349	9,564
NET INVESTMENT INCOME (LOSS)	(30,989)	(41,857)	(32,869)	(12,349)	(9,564)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,061	(10,702)	(14,737)	(4,426)	(6,712)
Net change in unrealized gain (loss) on investments	347,193	517,985	357,313	72,731	101,896
NET GAIN (LOSS) ON INVESTMENTS	360,254	507,283	342,576	68,305	95,184

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$329,265	$465,426	$309,707	$55,956	$85,620

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,487,251	$453,809	$1,053,776	$619,180	$18,832,831
Net Assets	$4,487,251	$453,809	$1,053,776	$619,180	$18,832,831

NET ASSETS, representing:
Accumulation units	$4,487,251	$453,809	$1,053,776	$619,180	$18,832,831
	$4,487,251	$453,809	$1,053,776	$619,180	$18,832,831

Units outstanding	444,371	43,063	105,593	64,200	1,809,018

Portfolio shares held	437,354	42,893	104,025	64,164	1,751,891
Portfolio net asset value per share	$10.26	$10.58	$10.13	$9.65	$10.75
Investment in portfolio shares, at cost	$4,448,490	$419,003	$1,057,438	$613,838	$17,937,764

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	22,672	1,980	4,198	2,255	190,970
NET INVESTMENT INCOME (LOSS)	(22,672)	(1,980)	(4,198)	(2,255)	(190,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,994	2,037	(5,585)	(740)	(99,569)
Net change in unrealized gain (loss) on investments	72,624	38,152	42,965	9,068	1,085,128
NET GAIN (LOSS) ON INVESTMENTS	74,618	40,189	37,380	8,328	985,559

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$51,946	$38,209	$33,182	$6,073	$794,589

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$23,602,703	$1,260,708	$214,414	$148,391	$329,321
Net Assets	$23,602,703	$1,260,708	$214,414	$148,391	$329,321

NET ASSETS, representing:
Accumulation units	$23,602,703	$1,260,708	$214,414	$148,391	$329,321
	$23,602,703	$1,260,708	$214,414	$148,391	$329,321

Units outstanding	2,384,023	120,157	20,657	16,252	32,002

Portfolio shares held	2,284,870	118,935	20,440	16,129	31,666
Portfolio net asset value per share	$10.33	$10.60	$10.49	$9.20	$10.40
Investment in portfolio shares, at cost	$24,567,199	$1,236,657	$213,430	$147,932	$323,926

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	182,768	5,030	966	432	1,647
NET INVESTMENT INCOME (LOSS)	(182,768)	(5,030)	(966)	(432)	(1,647)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	91,431	1,816	1,133	(118)	685
Net change in unrealized gain (loss) on investments	(1,022,623)	24,771	969	628	5,455
NET GAIN (LOSS) ON INVESTMENTS	(931,192)	26,587	2,102	510	6,140

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,113,960)	$21,557	$1,136	$78	$4,493
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio
ASSETS
Investment in the portfolios, at fair value	$701,268	$256,534	$277,812	$1,039,757	$399,799
Net Assets	$701,268	$256,534	$277,812	$1,039,757	$399,799

NET ASSETS, representing:
Accumulation units	$701,268	$256,534	$277,812	$1,039,757	$399,799
	$701,268	$256,534	$277,812	$1,039,757	$399,799

Units outstanding	70,476	28,277	28,812	107,203	39,743

Portfolio shares held	70,907	28,253	27,104	106,423	39,702
Portfolio net asset value per share	$9.89	$9.08	$10.25	$9.77	$10.07
Investment in portfolio shares, at cost	$687,240	$258,239	$272,725	$1,029,479	$385,528

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	3,173	827	1,229	4,389	1,703
NET INVESTMENT INCOME (LOSS)	(3,173)	(827)	(1,229)	(4,389)	(1,703)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	161	(1,078)	(32)	(563)	65
Net change in unrealized gain (loss) on investments	15,711	(1,015)	4,860	13,303	14,401
NET GAIN (LOSS) ON INVESTMENTS	15,872	(2,093)	4,828	12,740	14,466

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,699	$(2,920)	$3,599	$8,351	$12,763

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027
ASSETS
Investment in the portfolios, at fair value	$868,215	$—	$3,165,064	$1,114,966	$19,709,809
Net Assets	$868,215	$—	$3,165,064	$1,114,966	$19,709,809

NET ASSETS, representing:
Accumulation units	$868,215	$—	$3,165,064	$1,114,966	$19,709,809
	$868,215	$—	$3,165,064	$1,114,966	$19,709,809

Units outstanding	82,728	—	307,720	105,764	2,000,548

Portfolio shares held	82,140	—	236,729	112,396	1,959,226
Portfolio net asset value per share	$10.57	$—	$13.37	$9.92	$10.06
Investment in portfolio shares, at cost	$840,559	$—	$3,169,229	$1,112,443	$20,704,639

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/4/2016*
	to	to	to	to	to
	12/31/2016	6/24/2016**	12/31/2016	12/31/2016	12/31/2016

INVESTMENT INCOME
Dividend income	$—	$—	$38,750	$33,424	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,009	1,506	15,002	5,069	88,481
NET INVESTMENT INCOME (LOSS)	(4,009)	(1,506)	23,748	28,355	(88,481)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,645	449	(1,545)	(562)	(129,250)
Net change in unrealized gain (loss) on investments	33,551	(4,682)	85,399	17,931	(994,830)
NET GAIN (LOSS) ON INVESTMENTS	49,196	(4,233)	83,854	17,369	(1,124,080)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$45,187	$(5,739)	$107,602	$45,724	$(1,212,561)

* Date subaccount became available for investment.
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

SUBACCOUNTS
NVIT Emerging Markets Fund (Class D)
ASSETS
Investment in the portfolios, at fair value	$444,708
Net Assets	$444,708

NET ASSETS, representing:
Accumulation units	$444,708
$444,708

Units outstanding	45,689

Portfolio shares held	46,132
Portfolio net asset value per share	$9.64
Investment in portfolio shares, at cost	$463,177

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

SUBACCOUNTS
NVIT Emerging Markets Fund (Class D)
8/5/2016*
to
12/31/2016

INVESTMENT INCOME
Dividend income	$3,705

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,892
NET INVESTMENT INCOME (LOSS)	813

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(12)
Net change in unrealized gain (loss) on investments	(18,469)
NET GAIN (LOSS) ON INVESTMENTS	(18,481)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(17,668)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(122,621)	$(244,082)	$(249,591)	$(339,001)	$751,590
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	286,397	682,830	642,350	(227,796)
Net change in unrealized gain (loss) on investments	—	726,610	(113,034)	1,849,635	1,530,283
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(122,621)	768,925	320,205	2,152,984	2,054,077

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	235,444	7,318	61,548	30,811	44,208
Annuity payments	(76,909)	(588,166)	(77,846)	(144,365)	(202,971)
Surrenders, withdrawals and death benefits	(1,285,697)	(2,054,996)	(1,873,996)	(2,402,955)	(2,071,010)
Net transfers between other subaccounts
or fixed rate option	383,341	(3,799)	(98,697)	(32,332)	(245,424)
Other charges	(8,533)	(5,971)	(11,845)	(26,090)	(17,959)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(752,354)	(2,645,614)	(2,000,836)	(2,574,931)	(2,493,156)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(874,975)	(1,876,689)	(1,680,631)	(421,947)	(439,079)

NET ASSETS
Beginning of period	9,166,077	18,162,123	19,281,508	24,661,151	15,391,007
End of period	$8,291,102	$16,285,434	$17,600,877	$24,239,204	$14,951,928

Beginning units	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109
Units issued	2,208,650	156,540	99,652	147,449	47,378
Units redeemed	(2,853,270)	(1,167,714)	(804,045)	(1,056,075)	(695,291)
Ending units	7,027,237	6,274,315	5,866,953	7,754,724	3,347,196

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$88,212	$(69,404)	$(340,437)	$(56,116)	$(5,606)
Capital gains distributions received	1,056,831	—	—	—	58,540
Net realized gain (loss) on shares redeemed	983,163	132,133	1,444,564	234,855	12,038
Net change in unrealized gain (loss) on investments	(47,367)	67,453	(1,811,155)	740,977	(54,247)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,080,839	130,182	(707,028)	919,716	10,725

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,814	5,900	32,328	5,697	1,891
Annuity payments	(91,938)	(31,423)	(179,950)	(34,550)	(2,999)
Surrenders, withdrawals and death benefits	(2,480,924)	(399,059)	(2,351,805)	(334,568)	(122,303)
Net transfers between other subaccounts
or fixed rate option	(86,430)	19,963	(211,963)	(108,259)	439
Other charges	(17,822)	(4,191)	(18,506)	(1,535)	(373)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,663,300)	(408,810)	(2,729,896)	(473,215)	(123,345)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(582,461)	(278,628)	(3,436,924)	446,501	(112,620)

NET ASSETS
Beginning of period	22,239,392	5,124,505	26,665,687	4,040,772	1,705,509
End of period	$21,656,931	$4,845,877	$23,228,763	$4,487,273	$1,592,889

Beginning units	7,937,652	2,247,081	8,014,327	947,409	1,074,526
Units issued	394,896	23,018	102,951	15,925	31,591
Units redeemed	(1,359,846)	(212,862)	(1,025,117)	(120,037)	(109,715)
Ending units	6,972,702	2,057,237	7,092,161	843,297	996,402

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$56,405	$(50,685)	$(41,990)	$167,960	$(8,808)
Capital gains distributions received	598,386	534,072	300,468	126,420	140,329
Net realized gain (loss) on shares redeemed	240,656	228,197	30,371	(131,206)	47,333
Net change in unrealized gain (loss) on investments	102,465	(48,044)	(337,352)	(559,099)	(80,654)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	997,912	663,540	(48,503)	(395,925)	98,200

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,977	3,695	13,650	3,868	3,628
Annuity payments	(52,077)	(36,769)	(9,123)	(12,817)	(5,513)
Surrenders, withdrawals and death benefits	(592,387)	(677,038)	(417,972)	(306,665)	(115,071)
Net transfers between other subaccounts
or fixed rate option	(65,081)	(113,470)	15,990	88,298	(38,490)
Other charges	(1,787)	(2,990)	(1,832)	(1,918)	(583)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(703,355)	(826,572)	(399,287)	(229,234)	(156,029)

TOTAL INCREASE (DECREASE) IN NET ASSETS	294,557	(163,032)	(447,790)	(625,159)	(57,829)

NET ASSETS
Beginning of period	6,158,141	8,075,587	5,209,386	5,143,064	1,470,149
End of period	$6,452,698	$7,912,555	$4,761,596	$4,517,905	$1,412,320

Beginning units	2,066,355	3,193,282	1,975,668	1,733,994	554,972
Units issued	67,254	16,615	24,804	88,593	1,640
Units redeemed	(289,982)	(333,167)	(178,198)	(177,238)	(59,460)
Ending units	1,843,627	2,876,730	1,822,274	1,645,349	497,152

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(79,104)	$7,603	$(37,226)	$(45,490)	$(2,911)
Capital gains distributions received	353,682	—	314,410	—	273,138
Net realized gain (loss) on shares redeemed	193,291	79,628	(55,198)	277,923	(41,482)
Net change in unrealized gain (loss) on investments	(413,784)	297,363	(148,247)	(244,436)	(48,866)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,085	384,594	73,739	(12,003)	179,879

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,066	1,564	3,313	930	1,544
Annuity payments	(31,526)	(2,880)	(30,029)	(113,300)	—
Surrenders, withdrawals and death benefits	(393,182)	(184,144)	(149,716)	(319,480)	(158,962)
Net transfers between other subaccounts
or fixed rate option	(47,434)	(25,805)	10,677	(169,087)	(96,852)
Other charges	(2,261)	(612)	(732)	(897)	(398)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(468,337)	(211,877)	(166,487)	(601,834)	(254,668)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(414,252)	172,717	(92,748)	(613,837)	(74,789)

NET ASSETS
Beginning of period	6,166,284	2,144,215	2,774,584	3,678,113	1,977,023
End of period	$5,752,032	$2,316,932	$2,681,836	$3,064,276	$1,902,234

Beginning units	2,092,841	702,338	1,038,390	1,431,191	1,239,717
Units issued	19,609	17,324	17,694	19,249	33,577
Units redeemed	(180,006)	(80,529)	(79,752)	(260,362)	(192,204)
Ending units	1,932,444	639,133	976,332	1,190,078	1,081,090

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(10,635)	$(121,548)	$(5,350)	$(108,432)	$(29,232)
Capital gains distributions received	91,679	—	28,285	—	—
Net realized gain (loss) on shares redeemed	7,844	557,733	6,847	420,665	(6,895)
Net change in unrealized gain (loss) on investments	(81,526)	1,241,910	(35,640)	(153,581)	(64,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,362	1,678,095	(5,858)	158,652	(100,545)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	13,320	361	19,566	7,153
Annuity payments	—	(47,892)	—	(30,689)	—
Surrenders, withdrawals and death benefits	(18,320)	(1,144,051)	(39,664)	(901,052)	(200,291)
Net transfers between other subaccounts
or fixed rate option	8,218	(88,686)	4,894	(45,949)	46,722
Other charges	(70)	(21,350)	(737)	(17,193)	(3,740)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,172)	(1,288,659)	(35,146)	(975,317)	(150,156)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,810)	389,436	(41,004)	(816,665)	(250,701)

NET ASSETS
Beginning of period	781,973	7,995,901	467,677	7,527,060	2,065,266
End of period	$779,163	$8,385,337	$426,673	$6,710,395	$1,814,565

Beginning units	692,379	3,127,820	282,943	2,620,771	1,379,199
Units issued	8,369	36,161	4,012	39,191	46,813
Units redeemed	(17,326)	(509,643)	(36,187)	(414,634)	(143,429)
Ending units	683,422	2,654,338	250,768	2,245,328	1,282,583

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(708,881)	$(401,777)	$(2,689,308)	$(185,967)	$(384,526)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	816,778	1,548,938	4,658,651	530,579	733,040
Net change in unrealized gain (loss) on investments	4,089,851	(598,080)	1,137,871	14,434	2,761,493
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,197,748	549,081	3,107,214	359,046	3,110,007

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,371,333	2,351,416	4,587,084	91,239	2,301,587
Annuity payments	—	—	(5,692)	—	—
Surrenders, withdrawals and death benefits	(1,700,992)	(1,129,714)	(5,171,140)	(638,817)	(1,161,793)
Net transfers between other subaccounts
or fixed rate option	(1,350,399)	523,771	(4,232,459)	91,018	(2,093,896)
Other charges	(439,742)	(222,575)	(1,675,121)	(112,977)	(211,717)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,119,800)	1,522,898	(6,497,328)	(569,537)	(1,165,819)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,077,948	2,071,979	(3,390,114)	(210,491)	1,944,188

NET ASSETS
Beginning of period	48,225,036	25,075,710	170,786,459	12,193,339	24,160,782
End of period	$50,302,984	$27,147,689	$167,396,345	$11,982,848	$26,104,970

Beginning units	3,144,215	1,351,493	13,597,123	871,428	1,943,600
Units issued	1,073,700	747,031	2,743,087	368,499	743,105
Units redeemed	(1,232,556)	(675,343)	(3,256,089)	(423,165)	(826,964)
Ending units	2,985,359	1,423,181	13,084,121	816,762	1,859,741

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(244,802)	$(151,911)	$(200,028)	$(860,240)	$(384,669)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,192,085	770,380	778,975	952,701	1,510,716
Net change in unrealized gain (loss) on investments	(137,072)	420,355	2,400,970	(642,412)	3,142,727
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	810,211	1,038,824	2,979,917	(549,951)	4,268,774

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	326,747	347,889	713,745	1,975,694	850,327
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(892,289)	(497,103)	(629,643)	(2,521,896)	(1,189,142)
Net transfers between other subaccounts
or fixed rate option	(763,384)	(525,137)	853,738	(1,796,266)	(179,410)
Other charges	(148,322)	(83,857)	(106,598)	(498,682)	(256,618)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,477,248)	(758,208)	831,242	(2,841,150)	(774,843)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(667,037)	280,616	3,811,159	(3,391,101)	3,493,931

NET ASSETS
Beginning of period	16,131,326	9,799,181	11,604,280	56,160,343	25,606,628
End of period	$15,464,289	$10,079,797	$15,415,439	$52,769,242	$29,100,559

Beginning units	956,533	588,083	731,067	3,314,326	1,714,904
Units issued	528,799	267,925	450,431	1,582,285	650,322
Units redeemed	(620,831)	(315,569)	(407,564)	(1,781,275)	(719,874)
Ending units	864,501	540,439	773,934	3,115,336	1,645,352

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(688,016)	$(768,327)	$(200,619)	$(427,890)	$(262,289)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	759,392	4,227,029	954,434	1,955,194	(17,748)
Net change in unrealized gain (loss) on investments	391,764	(2,095,658)	(834,157)	2,351,137	293,754
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	463,140	1,363,044	(80,342)	3,878,441	13,717

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,062,911	837,442	841,416	1,443,810	1,979,332
Annuity payments	—	—	—	—	(5,426)
Surrenders, withdrawals and death benefits	(2,778,662)	(1,959,237)	(384,046)	(737,533)	(818,836)
Net transfers between other subaccounts
or fixed rate option	2,095,913	1,739,681	352,296	1,008,921	125,714
Other charges	(465,589)	(452,790)	(120,311)	(250,063)	(135,727)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,914,573	165,096	689,355	1,465,135	1,145,057

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,377,713	1,528,140	609,013	5,343,576	1,158,774

NET ASSETS
Beginning of period	45,417,667	48,900,416	13,390,423	25,865,452	16,587,548
End of period	$48,795,380	$50,428,556	$13,999,436	$31,209,028	$17,746,322

Beginning units	3,762,636	2,625,052	736,739	1,466,274	1,643,939
Units issued	1,721,931	1,098,094	300,392	774,550	921,702
Units redeemed	(1,489,367)	(1,107,700)	(260,796)	(717,028)	(815,480)
Ending units	3,995,200	2,615,446	776,335	1,523,796	1,750,161

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(289,333)	$(398,605)	$(16,628,868)	$(411,411)	$(335,044)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,037,729	(1,346,249)	20,986,975	1,073,421	(32,253)
Net change in unrealized gain (loss) on investments	1,563,179	6,204,285	50,069,345	535,824	167,764
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,311,575	4,459,431	54,427,452	1,197,834	(199,533)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,191,981	1,092,728	44,572,791	1,182,872	240,769
Annuity payments	—	(10,678)	(94,221)	—	—
Surrenders, withdrawals and death benefits	(1,222,136)	(1,136,713)	(28,052,049)	(956,270)	(718,930)
Net transfers between other subaccounts
or fixed rate option	1,280,654	227,436	(8,181,385)	986,669	565,532
Other charges	(165,168)	(236,819)	(11,336,929)	(256,841)	(202,577)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,085,331	(64,046)	(3,091,793)	956,430	(115,206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,396,906	4,395,385	51,335,659	2,154,264	(314,739)

NET ASSETS
Beginning of period	17,757,952	22,535,487	1,040,967,835	26,339,703	21,586,566
End of period	$22,154,858	$26,930,872	$1,092,303,494	$28,493,967	$21,271,827

Beginning units	944,800	2,762,720	75,978,196	1,696,744	1,945,662
Units issued	505,619	1,868,415	18,148,201	734,907	1,115,141
Units redeemed	(408,229)	(1,938,686)	(18,371,508)	(693,824)	(1,148,627)
Ending units	1,042,190	2,692,449	75,754,889	1,737,827	1,912,176

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(193,076)	$(1,947,742)	$(9,606,866)	$(5,160,103)	$(11,126,842)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(344,412)	2,285,856	19,157,851	10,847,217	18,664,809
Net change in unrealized gain (loss) on investments	899,394	4,057,290	16,348,185	5,220,089	21,565,508
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	361,906	4,395,404	25,899,170	10,907,203	29,103,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	634,577	7,039,580	33,223,431	5,681,618	27,098,686
Annuity payments	—	—	(589,001)	(29,835)	(189,228)
Surrenders, withdrawals and death benefits	(524,843)	(3,897,300)	(16,398,117)	(11,436,705)	(23,804,636)
Net transfers between other subaccounts
or fixed rate option	(248,452)	(1,663,091)	(3,348,564)	(15,490,550)	(11,100,248)
Other charges	(131,028)	(1,342,151)	(5,598,206)	(2,515,453)	(6,609,330)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(269,746)	137,038	7,289,543	(23,790,925)	(14,604,756)

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,160	4,532,442	33,188,713	(12,883,722)	14,498,719

NET ASSETS
Beginning of period	14,209,408	122,260,855	581,754,632	309,923,744	693,958,073
End of period	$14,301,568	$126,793,297	$614,943,345	$297,040,022	$708,456,792

Beginning units	1,446,585	10,526,775	41,418,038	26,418,735	51,044,079
Units issued	580,554	3,986,593	11,930,795	9,022,636	8,603,496
Units redeemed	(614,730)	(4,099,750)	(11,430,508)	(11,168,803)	(9,584,561)
Ending units	1,412,409	10,413,618	41,918,325	24,272,568	50,063,014
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(7,419,843)	$(5,640,255)	$(9,760,157)	$(9,395,259)	$(1,003,140)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,851,907	8,262,969	11,680,545	18,183,629	5,302,535
Net change in unrealized gain (loss) on investments	15,061,186	4,705,480	41,635,890	18,788,979	(4,125,558)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,493,250	7,328,194	43,556,278	27,577,349	173,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,444,048	26,283,301	26,706,369	18,825,876	3,336,710
Annuity payments	(211,784)	(38,188)	(26,460)	—	—
Surrenders, withdrawals and death benefits	(20,755,579)	(10,496,137)	(16,857,637)	(16,429,073)	(2,705,738)
Net transfers between other subaccounts
or fixed rate option	(5,961,839)	(3,095,336)	(8,161,588)	(8,095,453)	(2,531,847)
Other charges	(4,398,138)	(3,699,019)	(6,535,738)	(6,348,937)	(558,292)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(17,883,292)	8,954,621	(4,875,054)	(12,047,587)	(2,459,167)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,390,042)	16,282,815	38,681,224	15,529,762	(2,285,330)

NET ASSETS
Beginning of period	458,433,377	345,930,413	610,545,773	596,744,687	65,667,131
End of period	$457,043,335	$362,213,228	$649,226,997	$612,274,449	$63,381,801

Beginning units	36,445,341	27,216,350	44,716,807	43,453,261	3,268,974
Units issued	4,678,812	7,844,990	16,178,375	10,321,302	1,525,287
Units redeemed	(6,013,991)	(7,035,585)	(16,802,877)	(11,290,978)	(1,663,931)
Ending units	35,110,162	28,025,755	44,092,305	42,483,585	3,130,330

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(312,649)	$(335,003)	$(3,069,369)	$(157,525)	$(215,233)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,035,651	2,702,422	3,834	188,177
Net change in unrealized gain (loss) on investments	—	1,190,895	4,947,518	(48,822)	(1,036,166)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,649)	1,891,543	4,580,571	(202,513)	(1,063,222)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,972,571	808,914	2,552,595	1,151,759	1,185,951
Annuity payments	—	(3,297)	(163,509)	(16,054)	—
Surrenders, withdrawals and death benefits	(58,753,303)	(1,037,915)	(9,689,979)	(433,155)	(482,621)
Net transfers between other subaccounts
or fixed rate option	57,691,263	(854,211)	(2,378,269)	11,277	(457,673)
Other charges	(140,068)	(178,581)	(1,753,775)	(84,147)	(161,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,770,463	(1,265,090)	(11,432,937)	629,680	84,133

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,457,814	626,453	(6,852,366)	427,167	(979,089)

NET ASSETS
Beginning of period	16,358,073	21,630,342	195,238,704	10,620,241	16,885,079
End of period	$19,815,887	$22,256,795	$188,386,338	$11,047,408	$15,905,990

Beginning units	1,772,786	1,208,519	17,618,287	977,757	1,420,549
Units issued	8,988,994	572,966	5,867,584	522,084	682,761
Units redeemed	(8,599,726)	(647,972)	(6,908,350)	(481,174)	(703,300)
Ending units	2,162,054	1,133,513	16,577,521	1,018,667	1,400,010

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	8/5/2016**	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$5,879	$(5,838,045)	$(1,020,827)	$(314,426)	$(26,368)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(226,159)	26,730,130	1,344,450	234,524	14,575
Net change in unrealized gain (loss) on investments	256,641	(3,482,202)	1,552,638	22,131	7,492
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	36,361	17,409,883	1,876,261	(57,771)	(4,301)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	781	—	1,709,260	—	—
Annuity payments	—	(3,069)	(12,444)	—	—
Surrenders, withdrawals and death benefits	(13,222)	(11,792,326)	(2,466,578)	(3,900,537)	(34,256)
Net transfers between other subaccounts
or fixed rate option	(606,905)	19,001,291	4,155,302	(46,574)	(55,824)
Other charges	(192)	(4,429,207)	(602,218)	(2,451)	(387)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(619,538)	2,776,689	2,783,322	(3,949,562)	(90,467)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(583,177)	20,186,572	4,659,583	(4,007,333)	(94,768)

NET ASSETS
Beginning of period	583,177	219,367,338	61,121,984	15,818,636	1,305,152
End of period	$—	$239,553,910	$65,781,567	$11,811,303	$1,210,384

Beginning units	51,495	17,267,636	5,180,966	1,389,364	111,160
Units issued	154	124,749,321	2,573,686	100,042	19,860
Units redeemed	(51,649)	(123,454,556)	(2,372,695)	(439,980)	(27,191)
Ending units	—	18,562,401	5,381,957	1,049,426	103,829

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(123,956)	$(326,430)	$(419,872)	$(6,855,718)	$(5,950,658)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	344,999	(1,765,447)	2,095,379	8,404,394	7,919,536
Net change in unrealized gain (loss) on investments	(395,064)	3,658,083	3,573,497	16,857,110	7,957,105
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(174,021)	1,566,206	5,249,004	18,405,786	9,925,983

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	196,221	273,755	1,278,862	15,094,755	19,519,991
Annuity payments	—	—	—	(29,225)	(14,277)
Surrenders, withdrawals and death benefits	(185,549)	(720,318)	(953,960)	(10,425,146)	(10,454,676)
Net transfers between other subaccounts
or fixed rate option	(21,689)	(714,821)	(659,969)	(14,374,229)	(10,530,027)
Other charges	(70,751)	(217,823)	(251,454)	(4,682,032)	(4,333,084)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(81,768)	(1,379,207)	(586,521)	(14,415,877)	(5,812,073)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(255,789)	186,999	4,662,483	3,989,909	4,113,910

NET ASSETS
Beginning of period	8,312,078	20,210,408	26,256,836	448,405,291	387,733,930
End of period	$8,056,289	$20,397,407	$30,919,319	$452,395,200	$391,847,840

Beginning units	571,250	2,518,409	1,529,725	33,211,051	31,704,016
Units issued	252,676	1,757,600	781,103	11,746,251	9,248,350
Units redeemed	(266,437)	(1,982,926)	(835,026)	(12,910,001)	(9,776,432)
Ending units	557,489	2,293,083	1,475,802	32,047,301	31,175,934

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(2,737,172)	$(2,745,661)	$(3,400)	$(669)	$(3,130)
Capital gains distributions received	—	—	2,354	—	—
Net realized gain (loss) on shares redeemed	5,911,383	4,590,380	32,125	7,244	27,980
Net change in unrealized gain (loss) on investments	1,602,784	3,377,855	(25,128)	(5,826)	16,583
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,776,995	5,222,574	5,951	749	41,433

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,061,033	10,075,890	—	—	—
Annuity payments	—	(4,160)	—	—	—
Surrenders, withdrawals and death benefits	(4,265,983)	(4,941,786)	(2,081)	(1,870)	(2,038)
Net transfers between other subaccounts
or fixed rate option	(3,245,416)	(4,521,390)	(64,931)	132,851	(53,343)
Other charges	(1,904,472)	(1,943,602)	(2,034)	(1,554)	(2,835)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,645,162	(1,335,048)	(69,046)	129,427	(58,216)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,422,157	3,887,526	(63,095)	130,176	(16,783)

NET ASSETS
Beginning of period	172,310,123	175,524,934	236,202	112,671	324,897
End of period	$185,732,280	$179,412,460	$173,107	$242,847	$308,114

Beginning units	12,955,524	14,933,754	11,039	6,527	32,365
Units issued	5,207,393	5,210,632	1,095	9,625	4,767
Units redeemed	(4,492,174)	(5,322,957)	(4,252)	(2,336)	(10,432)
Ending units	13,670,743	14,821,429	7,882	13,816	26,700

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,526)	$(4,068)	$(1,417)	$(836)	$346
Capital gains distributions received	—	—	4,062	597	—
Net realized gain (loss) on shares redeemed	80,629	11,544	(1,133)	1,699	11,583
Net change in unrealized gain (loss) on investments	(91,997)	30,592	8,750	17,004	(7,118)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(15,894)	38,068	10,262	18,464	4,811

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,974)	(1,191)	(1,548)	(1,492)	(81)
Net transfers between other subaccounts
or fixed rate option	(138,830)	226,446	205,779	211,570	(10,437)
Other charges	(2,814)	(1,380)	(950)	(635)	(1,086)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(144,618)	223,875	203,281	209,443	(11,604)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(160,512)	261,943	213,543	227,907	(6,793)

NET ASSETS
Beginning of period	357,609	231,351	90,942	17,495	122,392
End of period	$197,097	$493,294	$304,485	$245,402	$115,599

Beginning units	16,437	17,409	5,895	1,272	10,007
Units issued	1,962	18,268	17,237	14,548	2,859
Units redeemed	(8,837)	(3,851)	(5,376)	(1,250)	(3,793)
Ending units	9,562	31,826	17,756	14,570	9,073

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,113)	$(339)	$108	$109	$(2,359)
Capital gains distributions received	3,957	—	—	2,993	14,842
Net realized gain (loss) on shares redeemed	(4,500)	4,361	9,251	10,202	(1,069)
Net change in unrealized gain (loss) on investments	16,683	3,845	5,634	(2,473)	(16,013)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,027	7,867	14,993	10,831	(4,599)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2,000	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(864)	—	(1,251)	(2,550)	(744)
Net transfers between other subaccounts
or fixed rate option	98,227	(15,176)	(30,570)	(3,321)	(118,359)
Other charges	(759)	(171)	(752)	(973)	(1,791)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	96,604	(13,347)	(32,573)	(6,844)	(120,894)

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,631	(5,480)	(17,580)	3,987	(125,493)

NET ASSETS
Beginning of period	97,569	74,870	78,887	78,897	273,988
End of period	$209,200	$69,390	$61,307	$82,884	$148,495

Beginning units	6,055	4,682	7,136	6,577	17,305
Units issued	10,402	4,145	1,247	4,027	8,992
Units redeemed	(5,493)	(4,959)	(3,756)	(4,474)	(17,216)
Ending units	10,964	3,868	4,627	6,130	9,081

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(177)	$(87,447)	$(144,576)	$(280,655)	$(286,964)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,540	91,490	494,462	1,487,845	69,568
Net change in unrealized gain (loss) on investments	(6,290)	20,640	626,247	(1,999,915)	87,557
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73	24,683	976,133	(792,725)	(129,839)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	338,347	1,575,952	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(715)	(43,542)	(283,421)	(769,514)	(943,589)
Net transfers between other subaccounts
or fixed rate option	(10,621)	(530,587)	734,496	(1,280,915)	654,484
Other charges	(548)	(424)	(86,136)	(173,174)	(3,538)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,884)	(574,553)	703,286	(647,651)	(292,643)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,811)	(549,870)	1,679,419	(1,440,376)	(422,482)

NET ASSETS
Beginning of period	144,477	4,432,084	8,869,134	20,137,806	12,878,526
End of period	$132,666	$3,882,214	$10,548,553	$18,697,430	$12,456,044

Beginning units	12,157	364,923	619,379	1,077,664	1,166,286
Units issued	8,010	102,360	346,213	561,953	293,931
Units redeemed	(10,336)	(146,562)	(303,129)	(608,473)	(320,898)
Ending units	9,831	320,721	662,463	1,031,144	1,139,319

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio	AST Bond Portfolio 2022
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	4/29/2016**	12/31/2016

OPERATIONS
Net investment income (loss)	$(300,798)	$548	$(5,386)	$51	$(202,749)
Capital gains distributions received	—	2,937	17,211	—	—
Net realized gain (loss) on shares redeemed	502,037	(183)	49	15,801	411,507
Net change in unrealized gain (loss) on investments	(57,463)	(2,601)	(14,851)	(12,503)	(86,378)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	143,776	701	(2,977)	3,349	122,380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,337,814)	(2,388)	—	(1,614)	(323,906)
Net transfers between other subaccounts
or fixed rate option	(2,358,866)	3,234	851	(51,989)	(2,258,261)
Other charges	(3,102)	(26)	—	—	(2,485)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,699,782)	820	851	(53,603)	(2,584,652)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,556,006)	1,521	(2,126)	(50,254)	(2,462,272)

NET ASSETS
Beginning of period	14,679,593	38,660	323,659	50,254	10,940,038
End of period	$11,123,587	$40,181	$321,533	$—	$8,477,766

Beginning units	1,175,373	2,548	106,250	4,033	924,317
Units issued	323,815	254	416	—	288,205
Units redeemed	(607,033)	(193)	(99)	(4,033)	(491,297)
Ending units	892,155	2,609	106,567	—	721,225

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(161,378)	$(2,058,502)	$952	$(228,023)	$(23,391)
Capital gains distributions received	—	—	15,778	—	—
Net realized gain (loss) on shares redeemed	(9,196)	2,312,427	3,874	208,081	9,578
Net change in unrealized gain (loss) on investments	1,421,973	5,507,709	(4,400)	392,789	(27,290)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,251,399	5,761,634	16,204	372,847	(41,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,355,031	10,884,916	—	2,118,836	—
Annuity payments	—	(36,830)	—	—	—
Surrenders, withdrawals and death benefits	(1,118,055)	(5,436,547)	(10,380)	(756,301)	(13,285)
Net transfers between other subaccounts
or fixed rate option	(472,502)	(3,428,761)	(394)	4,122,016	907,444
Other charges	(104,149)	(1,320,508)	(25)	(151,639)	(410)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,660,325	662,270	(10,799)	5,332,912	893,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,911,724	6,423,904	5,405	5,705,759	852,646

NET ASSETS
Beginning of period	17,787,651	129,615,828	163,020	14,105,667	982,088
End of period	$24,699,375	$136,039,732	$168,425	$19,811,426	$1,834,734

Beginning units	1,493,625	12,008,995	9,986	1,336,015	96,537
Units issued	710,985	3,851,256	—	1,009,031	98,327
Units redeemed	(244,411)	(3,874,721)	(663)	(515,523)	(13,882)
Ending units	1,960,199	11,985,530	9,323	1,829,523	180,982

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(823,537)	$(3,058)	$(163,259)	$(10,985)	$(3,798)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	964,197	488	118,087	36,081	(5,771)
Net change in unrealized gain (loss) on investments	797,954	30,282	1,197,778	(9,145)	51,844
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	938,614	27,712	1,152,606	15,951	42,275

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,222,653	106,974	1,476,876	—	319,439
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,265,208)	(24,936)	(572,491)	(90,531)	(29,512)
Net transfers between other subaccounts
or fixed rate option	(1,500,351)	343	4,586,134	(242,737)	53,631
Other charges	(597,272)	(1,448)	(90,939)	(120)	(1,794)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,859,822	80,933	5,399,580	(333,388)	341,764

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,798,436	108,645	6,552,186	(317,437)	384,039

NET ASSETS
Beginning of period	52,606,891	326,041	8,033,468	704,224	251,250
End of period	$55,405,327	$434,686	$14,585,654	$386,787	$635,289

Beginning units	4,407,532	35,865	571,117	71,078	30,820
Units issued	2,117,437	15,808	734,345	—	41,907
Units redeemed	(1,992,333)	(8,573)	(379,500)	(32,211)	(6,767)
Ending units	4,532,636	43,100	925,962	38,867	65,960

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(154,613)	$(2,605)	$(16,190,229)	$(386,128)	$(450,159)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	115,796	(11,800)	139,187	50,252	248,465
Net change in unrealized gain (loss) on investments	1,106,826	42,398	55,054,016	1,363,712	914,539
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,068,009	27,993	39,002,974	1,027,836	712,845

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	776,802	187,659	420,758,717	5,982,304	7,395,049
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(708,628)	(79,876)	(38,216,521)	(908,311)	(1,494,102)
Net transfers between other subaccounts
or fixed rate option	7,811,431	(117,917)	—	921,471	2,209,037
Other charges	(77,994)	(1,918)	(118,001)	(295,190)	(344,300)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,801,611	(12,052)	382,424,195	5,700,274	7,765,684

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,869,620	15,941	421,427,169	6,728,110	8,478,529

NET ASSETS
Beginning of period	5,390,697	346,302	596,025,108	22,170,502	23,950,261
End of period	$14,260,317	$362,243	$1,017,452,277	$28,898,612	$32,428,790

Beginning units	440,143	44,069	60,419,264	2,096,808	2,429,137
Units issued	858,698	30,273	41,705,239	1,243,871	1,878,725
Units redeemed	(272,567)	(32,191)	(5,607,111)	(732,649)	(1,118,465)
Ending units	1,026,274	42,151	96,517,392	2,608,030	3,189,397

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(5,949)	$(4,331)	$(380,095)	$(765,490)	$(18,085)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,576	1,497	2,961,496	(486,847)	(15,758)
Net change in unrealized gain (loss) on investments	89,817	50,983	(487,904)	2,953,896	183,695
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	93,444	48,149	2,093,497	1,701,559	149,852

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	399,915	168,066	150	23,057,987	525,311
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,121)	(16,274)	(1,343,152)	(429,161)	(338,049)
Net transfers between other subaccounts
or fixed rate option	71,395	187,488	(31,821,008)	1,059,422	189,568
Other charges	(2,496)	(1,293)	(4,732)	(630,810)	(18,725)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	458,693	337,987	(33,168,742)	23,057,438	358,105

TOTAL INCREASE (DECREASE) IN NET ASSETS	552,137	386,136	(31,075,245)	24,758,997	507,957

NET ASSETS
Beginning of period	355,181	311,469	31,559,708	38,695,018	2,781,913
End of period	$907,318	$697,605	$484,463	$63,454,015	$3,289,870

Beginning units	27,290	23,510	2,805,662	3,680,201	275,567
Units issued	50,586	25,966	108,686	3,871,167	78,287
Units redeemed	(13,608)	(1,535)	(2,870,663)	(1,743,009)	(43,664)
Ending units	64,268	47,941	43,685	5,808,359	310,190

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(30,989)	$(41,857)	$(32,869)	$(12,349)	$(9,564)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,061	(10,702)	(14,737)	(4,426)	(6,712)
Net change in unrealized gain (loss) on investments	347,193	517,985	357,313	72,731	101,896
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	329,265	465,426	309,707	55,956	85,620

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,361,412	2,840,075	1,513,880	1,041,920	867,392
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(277,394)	(567,703)	(483,865)	(81,894)	(94,544)
Net transfers between other subaccounts
or fixed rate option	(290,328)	129,551	(166,898)	(8,555)	34,650
Other charges	(31,413)	(41,675)	(33,204)	(12,403)	(9,512)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	762,277	2,360,248	829,913	939,068	797,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,091,542	2,825,674	1,139,620	995,024	883,606

NET ASSETS
Beginning of period	4,399,628	5,627,430	4,723,712	1,707,163	1,361,555
End of period	$5,491,170	$8,453,104	$5,863,332	$2,702,187	$2,245,161

Beginning units	429,733	540,470	493,657	183,198	135,064
Units issued	147,947	293,163	172,372	150,863	88,949
Units redeemed	(74,215)	(72,702)	(90,235)	(50,040)	(11,101)
Ending units	503,465	760,931	575,794	284,021	212,912

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(22,672)	$(1,980)	$(4,198)	$(2,255)	$(190,970)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,994	2,037	(5,585)	(740)	(99,569)
Net change in unrealized gain (loss) on investments	72,624	38,152	42,965	9,068	1,085,128
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	51,946	38,209	33,182	6,073	794,589

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,600,858	219,598	448,668	387,140	7,975,767
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(142,342)	(32,971)	(39,403)	(23,895)	(198,621)
Net transfers between other subaccounts
or fixed rate option	405,106	75,776	110,759	67,181	2,754,086
Other charges	(22,380)	(1,925)	(4,127)	(2,013)	(147,449)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,841,242	260,478	515,897	428,413	10,383,783

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,893,188	298,687	549,079	434,486	11,178,372

NET ASSETS
Beginning of period	2,594,063	155,122	504,697	184,694	7,654,459
End of period	$4,487,251	$453,809	$1,053,776	$619,180	$18,832,831

Beginning units	264,426	17,024	54,374	19,512	789,289
Units issued	215,372	31,601	59,398	48,025	1,326,499
Units redeemed	(35,427)	(5,562)	(8,179)	(3,337)	(306,770)
Ending units	444,371	43,063	105,593	64,200	1,809,018

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(182,768)	$(5,030)	$(966)	$(432)	$(1,647)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	91,431	1,816	1,133	(118)	685
Net change in unrealized gain (loss) on investments	(1,022,623)	24,771	969	628	5,455
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,113,960)	21,557	1,136	78	4,493

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	779,595	263,595	123,944	138,944
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(920,499)	(15,950)	(2,563)	(3,874)	(4,487)
Net transfers between other subaccounts
or fixed rate option	21,854,662	182,130	(86,748)	2,914	(2,541)
Other charges	(3,480)	(4,540)	(772)	(314)	(1,578)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,930,683	941,235	173,512	122,670	130,338

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,816,723	962,792	174,648	122,748	134,831

NET ASSETS
Beginning of period	3,785,980	297,916	39,766	25,643	194,490
End of period	$23,602,703	$1,260,708	$214,414	$148,391	$329,321

Beginning units	381,738	29,701	3,932	2,718	19,250
Units issued	3,182,396	98,871	31,277	14,072	14,652
Units redeemed	(1,180,111)	(8,415)	(14,552)	(538)	(1,900)
Ending units	2,384,023	120,157	20,657	16,252	32,002

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,173)	$(827)	$(1,229)	$(4,389)	$(1,703)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	161	(1,078)	(32)	(563)	65
Net change in unrealized gain (loss) on investments	15,711	(1,015)	4,860	13,303	14,401
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,699	(2,920)	3,599	8,351	12,763

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	474,988	172,800	205,986	518,388	258,578
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,937)	(468)	(1,131)	(37,876)	(1,626)
Net transfers between other subaccounts
or fixed rate option	62,179	21,614	13,591	(187)	15,436
Other charges	(2,542)	(707)	(943)	(4,173)	(1,545)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	531,688	193,239	217,503	476,152	270,843

TOTAL INCREASE (DECREASE) IN NET ASSETS	544,387	190,319	221,102	484,503	283,606

NET ASSETS
Beginning of period	156,881	66,215	56,710	555,254	116,193
End of period	$701,268	$256,534	$277,812	$1,039,757	$399,799

Beginning units	16,392	7,048	6,093	57,395	11,857
Units issued	55,383	25,964	23,131	57,194	28,271
Units redeemed	(1,299)	(4,735)	(412)	(7,386)	(385)
Ending units	70,476	28,277	28,812	107,203	39,743

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/4/2016*
	to	to	to	to	to
	12/31/2016	6/24/2016**	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,009)	$(1,506)	$23,748	$28,355	$(88,481)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,645	449	(1,545)	(562)	(129,250)
Net change in unrealized gain (loss) on investments	33,551	(4,682)	85,399	17,931	(994,830)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	45,187	(5,739)	107,602	45,724	(1,212,561)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	698,319	97,492	1,684,337	519,218	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,568)	(198)	(25,174)	(7,758)	(234,836)
Net transfers between other subaccounts
or fixed rate option	(223,981)	(551,760)	(11,954)	28,277	21,157,270
Other charges	(3,725)	(1,402)	(13,649)	(4,944)	(64)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	440,045	(455,868)	1,633,560	534,793	20,922,370

TOTAL INCREASE (DECREASE) IN NET ASSETS	485,232	(461,607)	1,741,162	580,517	19,709,809

NET ASSETS
Beginning of period	382,983	461,607	1,423,902	534,449	—
End of period	$868,215	$—	$3,165,064	$1,114,966	$19,709,809

Beginning units	39,048	50,008	142,843	53,512	—
Units issued	71,336	10,595	180,615	68,812	2,330,741
Units redeemed	(27,656)	(60,603)	(15,738)	(16,560)	(330,193)
Ending units	82,728	—	307,720	105,764	2,000,548

* Date subaccount became available for investment.
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

SUBACCOUNTS
NVIT Emerging Markets Fund (Class D)
8/5/2016*
to
12/31/2016

OPERATIONS
Net investment income (loss)	$813
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(12)
Net change in unrealized gain (loss) on investments	(18,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(17,668)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	172
Annuity payments	—
Surrenders, withdrawals and death benefits	(3,998)
Net transfers between other subaccounts
or fixed rate option	466,739
Other charges	(537)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	462,376

TOTAL INCREASE (DECREASE) IN NET ASSETS	444,708

NET ASSETS
Beginning of period	—
End of period	$444,708

Beginning units	—
Units issued	46,438
Units redeemed	(749)
Ending units	45,689

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(142,618)	$(278,121)	$(290,337)	$(403,967)	$813,787
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	185,371	967,572	1,002,014	(137,477)
Net change in unrealized gain (loss) on investments	—	(203,548)	(441,785)	(3,258,494)	(1,277,064)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(142,618)	(296,298)	235,450	(2,660,447)	(600,754)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	81,501	28,000	236,697	253,400	65,717
Annuity payments	(249,753)	(239,672)	(130,371)	(358,901)	(59,963)
Surrenders, withdrawals and death benefits	(3,113,006)	(2,752,624)	(2,504,945)	(3,161,758)	(2,064,252)
Net transfers between other subaccounts
or fixed rate option	1,181,001	(93,352)	(151,170)	70,828	(251,305)
Other charges	(7,561)	(6,407)	(12,570)	(28,749)	(19,349)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,107,818)	(3,064,055)	(2,562,359)	(3,225,180)	(2,329,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,250,436)	(3,360,353)	(2,326,909)	(5,885,627)	(2,929,906)

NET ASSETS
Beginning of period	11,416,513	21,522,476	21,608,417	30,546,778	18,320,913
End of period	$9,166,077	$18,162,123	$19,281,508	$24,661,151	$15,391,007

Beginning units	9,430,210	8,490,834	7,413,885	9,643,105	4,585,387
Units issued	2,742,390	193,369	207,730	312,402	121,554
Units redeemed	(4,500,743)	(1,398,714)	(1,050,269)	(1,292,157)	(711,832)
Ending units	7,671,857	7,285,489	6,571,346	8,663,350	3,995,109

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$11,239	$(77,877)	$(388,152)	$(62,032)	$(8,834)
Capital gains distributions received	289,924	—	—	—	34,341
Net realized gain (loss) on shares redeemed	1,477,926	186,113	1,819,939	243,247	22,605
Net change in unrealized gain (loss) on investments	(1,809,123)	(46,869)	1,127,432	(334,342)	(82,430)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(30,034)	61,367	2,559,219	(153,127)	(34,318)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	54,842	29,782	152,876	20,853	1,704
Annuity payments	(298,742)	(132,059)	(64,899)	(28,661)	(19,316)
Surrenders, withdrawals and death benefits	(2,905,664)	(366,665)	(2,290,199)	(422,336)	(96,242)
Net transfers between other subaccounts
or fixed rate option	(285,717)	4,091	(658,173)	(106,646)	2,445
Other charges	(18,149)	(4,435)	(19,683)	(1,630)	(438)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,453,430)	(469,286)	(2,880,078)	(538,420)	(111,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,483,464)	(407,919)	(320,859)	(691,547)	(146,165)

NET ASSETS
Beginning of period	25,722,856	5,532,424	26,986,546	4,732,319	1,851,674
End of period	$22,239,392	$5,124,505	$26,665,687	$4,040,772	$1,705,509

Beginning units	9,093,621	2,451,309	8,901,716	1,068,738	1,140,067
Units issued	590,285	70,638	255,673	11,472	17,781
Units redeemed	(1,746,254)	(274,866)	(1,143,062)	(132,801)	(83,322)
Ending units	7,937,652	2,247,081	8,014,327	947,409	1,074,526

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Aspen Janus Portfolio (Institutional Shares)	Janus Aspen Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$27,652	$(25,297)	$(42,237)	$(47,778)	$(10,542)
Capital gains distributions received	139,333	927,908	974,475	171,536	116,306
Net realized gain (loss) on shares redeemed	204,834	443,428	197,404	(52,633)	77,651
Net change in unrealized gain (loss) on investments	(935,695)	(1,983,911)	(894,831)	(639,491)	(191,673)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(563,876)	(637,872)	234,811	(568,366)	(8,258)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27,920	11,576	142,242	28,538	20,728
Annuity payments	—	(275,291)	(40,881)	(140,273)	(30,206)
Surrenders, withdrawals and death benefits	(548,793)	(880,256)	(630,231)	(623,411)	(115,945)
Net transfers between other subaccounts
or fixed rate option	(21,085)	375	(154,713)	77,878	(49,750)
Other charges	(1,904)	(3,139)	(1,977)	(2,262)	(590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(543,862)	(1,146,735)	(685,560)	(659,530)	(175,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,107,738)	(1,784,607)	(450,749)	(1,227,896)	(184,021)

NET ASSETS
Beginning of period	7,265,879	9,860,194	5,660,135	6,370,960	1,654,170
End of period	$6,158,141	$8,075,587	$5,209,386	$5,143,064	$1,470,149

Beginning units	2,239,553	3,622,597	2,229,832	1,931,339	620,760
Units issued	35,548	50,490	116,470	111,630	22,666
Units redeemed	(208,746)	(479,805)	(370,634)	(308,975)	(88,454)
Ending units	2,066,355	3,193,282	1,975,668	1,733,994	554,972

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(79,948)	$16,839	$(43,556)	$(54,631)	$(13,032)
Capital gains distributions received	345,348	—	741,172	—	311,927
Net realized gain (loss) on shares redeemed	387,572	92,943	9,718	228,466	9,930
Net change in unrealized gain (loss) on investments	(271,499)	(232,427)	(813,727)	10,351	(300,664)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	381,473	(122,645)	(106,393)	184,186	8,161

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,819	2,160	734	822	17,236
Annuity payments	(271,649)	(43,008)	(45,000)	(54,912)	—
Surrenders, withdrawals and death benefits	(525,637)	(195,502)	(232,168)	(365,895)	(139,800)
Net transfers between other subaccounts
or fixed rate option	(146,015)	(59,306)	(49,925)	(64,385)	(69,639)
Other charges	(2,403)	(644)	(884)	(969)	(431)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(933,885)	(296,300)	(327,243)	(485,339)	(192,634)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(552,412)	(418,945)	(433,636)	(301,153)	(184,473)

NET ASSETS
Beginning of period	6,718,696	2,563,160	3,208,220	3,979,266	2,161,496
End of period	$6,166,284	$2,144,215	$2,774,584	$3,678,113	$1,977,023

Beginning units	2,420,836	795,364	1,152,611	1,622,371	1,357,845
Units issued	25,605	8,570	9,806	13,788	14,146
Units redeemed	(353,600)	(101,596)	(124,027)	(204,968)	(132,274)
Ending units	2,092,841	702,338	1,038,390	1,431,191	1,239,717

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(10,590)	$(139,338)	$(5,472)	$(130,935)	$(34,224)
Capital gains distributions received	70,216	—	95,764	—	—
Net realized gain (loss) on shares redeemed	13,523	470,657	24,298	495,909	5,089
Net change in unrealized gain (loss) on investments	(6,592)	(924,616)	(98,738)	(646,503)	82,634
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,557	(593,297)	15,852	(281,529)	53,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	27	70,923	4,833	61,909	79,387
Annuity payments	—	—	(32,879)	(11,461)	—
Surrenders, withdrawals and death benefits	(21,833)	(987,116)	(24,030)	(675,689)	(227,651)
Net transfers between other subaccounts
or fixed rate option	33,327	(80,109)	36,825	(332,723)	(76,051)
Other charges	(83)	(21,811)	(800)	(19,393)	(4,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,438	(1,018,113)	(16,051)	(977,357)	(228,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,995	(1,611,410)	(199)	(1,258,886)	(174,906)

NET ASSETS
Beginning of period	703,978	9,607,311	467,876	8,785,946	2,240,172
End of period	$781,973	$7,995,901	$467,677	$7,527,060	$2,065,266

Beginning units	681,423	3,508,242	288,465	2,920,131	1,478,763
Units issued	35,819	103,506	41,397	86,578	116,224
Units redeemed	(24,863)	(483,928)	(46,919)	(385,938)	(215,788)
Ending units	692,379	3,127,820	282,943	2,620,771	1,379,199

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio	AST High Yield Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(484,557)	$(412,886)	$(2,903,995)	$(221,403)	$(431,091)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,533,529	2,064,362	3,746,641	602,329	574,645
Net change in unrealized gain (loss) on investments	(3,088,698)	(1,087,234)	(4,043,089)	(1,432,873)	(1,453,136)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,039,726)	564,242	(3,200,443)	(1,051,947)	(1,309,582)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,343,985	2,212,901	7,392,102	202,455	2,791,590
Annuity payments	(23,418)	—	—	—	—
Surrenders, withdrawals and death benefits	(2,322,766)	(1,257,121)	(5,363,674)	(533,196)	(1,973,681)
Net transfers between other subaccounts
or fixed rate option	24,083,115	(1,145,872)	(7,639,804)	(483,377)	(1,909,694)
Other charges	(268,720)	(213,735)	(1,667,794)	(123,010)	(218,632)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,812,196	(403,827)	(7,279,170)	(937,128)	(1,310,417)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,772,470	160,415	(10,479,613)	(1,989,075)	(2,619,999)

NET ASSETS
Beginning of period	26,452,566	24,915,295	181,266,072	14,182,414	26,780,781
End of period	$48,225,036	$25,075,710	$170,786,459	$12,193,339	$24,160,782

Beginning units	1,607,364	1,374,488	14,108,148	934,079	2,029,055
Units issued	2,257,071	712,294	1,438,430	168,025	539,940
Units redeemed	(720,220)	(735,289)	(1,949,455)	(230,676)	(625,395)
Ending units	3,144,215	1,351,493	13,597,123	871,428	1,943,600
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(322,236)	$(213,700)	$(172,827)	$(631,587)	$(468,106)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,245,629	1,441,655	1,217,019	1,759,980	1,596,753
Net change in unrealized gain (loss) on investments	(1,834,111)	(2,255,496)	(1,727,424)	(4,045,724)	(3,901,017)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	89,282	(1,027,541)	(683,232)	(2,917,331)	(2,772,370)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	378,704	854,700	865,158	2,141,888	935,097
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(628,924)	(702,744)	(612,730)	(2,119,534)	(1,174,436)
Net transfers between other subaccounts
or fixed rate option	(4,176,166)	(2,402,797)	(395,000)	25,032,633	(2,977,401)
Other charges	(177,508)	(104,300)	(84,820)	(333,664)	(273,059)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,603,894)	(2,355,141)	(227,392)	24,721,323	(3,489,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,514,612)	(3,382,682)	(910,624)	21,803,992	(6,262,169)

NET ASSETS
Beginning of period	20,645,938	13,181,863	12,514,904	34,356,351	31,868,797
End of period	$16,131,326	$9,799,181	$11,604,280	$56,160,343	$25,606,628

Beginning units	1,213,589	709,402	738,077	1,851,797	1,927,711
Units issued	299,981	232,993	341,100	2,214,267	353,316
Units redeemed	(557,037)	(354,312)	(348,110)	(751,738)	(566,123)
Ending units	956,533	588,083	731,067	3,314,326	1,714,904

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(654,281)	$(876,580)	$(253,021)	$(475,836)	$(273,924)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	564,932	4,477,796	1,791,260	2,201,119	(46,655)
Net change in unrealized gain (loss) on investments	(880,802)	531,152	(707,537)	(3,815,193)	132,157
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(970,151)	4,132,368	830,702	(2,089,910)	(188,422)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,157,749	1,030,033	906,437	1,700,304	2,403,577
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(3,514,919)	(3,184,670)	(621,223)	(1,179,840)	(1,067,355)
Net transfers between other subaccounts
or fixed rate option	4,371,160	(8,349,150)	(3,457,022)	(2,209,982)	(1,553,393)
Other charges	(412,624)	(483,888)	(133,780)	(254,511)	(133,232)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,601,366	(10,987,675)	(3,305,588)	(1,944,029)	(350,403)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,631,215	(6,855,307)	(2,474,886)	(4,033,939)	(538,825)

NET ASSETS
Beginning of period	41,786,452	55,755,723	15,865,309	29,899,391	17,126,373
End of period	$45,417,667	$48,900,416	$13,390,423	$25,865,452	$16,587,548

Beginning units	3,389,988	3,233,775	917,514	1,562,753	1,680,911
Units issued	1,568,264	478,457	191,798	429,924	546,801
Units redeemed	(1,195,616)	(1,087,180)	(372,573)	(526,403)	(583,773)
Ending units	3,762,636	2,625,052	736,739	1,466,274	1,643,939

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(295,293)	$(462,101)	$(14,065,328)	$(427,140)	$(400,401)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,406,513	(1,224,840)	14,629,977	1,057,529	742,246
Net change in unrealized gain (loss) on investments	(882,580)	(4,683,462)	(16,498,380)	(1,541,443)	(1,460,811)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	228,640	(6,370,403)	(15,933,731)	(911,054)	(1,118,966)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,479,393	1,306,612	49,487,727	2,445,675	187,154
Annuity payments	—	(44,810)	(423,099)	—	—
Surrenders, withdrawals and death benefits	(621,665)	(1,452,481)	(23,490,714)	(1,799,225)	(762,696)
Net transfers between other subaccounts
or fixed rate option	(2,359,768)	(430,778)	213,257,730	3,247,457	(520,112)
Other charges	(152,402)	(248,019)	(8,854,120)	(242,057)	(224,534)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,654,442)	(869,476)	229,977,524	3,651,850	(1,320,188)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,425,802)	(7,239,879)	214,043,793	2,740,796	(2,439,154)

NET ASSETS
Beginning of period	19,183,754	29,775,366	826,924,042	23,598,907	24,025,720
End of period	$17,757,952	$22,535,487	$1,040,967,835	$26,339,703	$21,586,566

Beginning units	1,015,750	2,901,523	58,767,522	1,464,731	2,075,409
Units issued	357,203	1,711,868	23,532,392	730,168	672,200
Units redeemed	(428,153)	(1,850,671)	(6,321,718)	(498,155)	(801,947)
Ending units	944,800	2,762,720	75,978,196	1,696,744	1,945,662

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(228,829)	$(2,036,272)	$(9,797,315)	$(6,159,692)	$(11,632,978)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(197,623)	2,317,504	12,998,340	11,731,395	14,948,930
Net change in unrealized gain (loss) on investments	(564,478)	(3,225,199)	(10,637,327)	(23,271,474)	(11,604,008)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(990,930)	(2,943,967)	(7,436,302)	(17,699,771)	(8,288,056)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,935,750	11,534,276	36,496,424	6,687,088	33,981,613
Annuity payments	—	—	(40,001)	(59,312)	(111,939)
Surrenders, withdrawals and death benefits	(1,461,040)	(5,439,101)	(17,436,162)	(14,484,192)	(25,636,514)
Net transfers between other subaccounts
or fixed rate option	(1,183,142)	(1,979,517)	1,907,428	(37,439,352)	(11,220,370)
Other charges	(142,771)	(1,281,531)	(5,150,838)	(2,822,742)	(6,302,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(851,203)	2,834,127	15,776,851	(48,118,510)	(9,289,475)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,842,133)	(109,840)	8,340,549	(65,818,281)	(17,577,531)

NET ASSETS
Beginning of period	16,051,541	122,370,695	573,414,083	375,742,025	711,535,604
End of period	$14,209,408	$122,260,855	$581,754,632	$309,923,744	$693,958,073

Beginning units	1,535,267	10,289,385	40,109,004	30,392,215	51,425,261
Units issued	472,572	2,146,182	6,422,650	4,231,788	4,941,505
Units redeemed	(561,254)	(1,908,792)	(5,113,616)	(8,205,268)	(5,322,687)
Ending units	1,446,585	10,526,775	41,418,038	26,418,735	51,044,079

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(7,843,821)	$(5,632,914)	$(7,057,596)	$(9,804,204)	$(1,030,495)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,186,266	6,222,787	9,519,550	11,545,009	4,380,941
Net change in unrealized gain (loss) on investments	(7,355,605)	(3,379,568)	(15,384,479)	(6,964,985)	966,169
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,013,160)	(2,789,695)	(12,922,525)	(5,224,180)	4,316,615

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,038,063	29,847,106	30,911,201	36,317,732	3,672,329
Annuity payments	(207,442)	(41,497)	(22,027)	(25,237)	(25,804)
Surrenders, withdrawals and death benefits	(19,744,743)	(9,705,614)	(11,615,414)	(14,100,489)	(3,295,320)
Net transfers between other subaccounts
or fixed rate option	(16,081,682)	(708,183)	236,403,699	(22,074,579)	4,190,885
Other charges	(4,335,787)	(3,376,136)	(4,383,251)	(6,121,544)	(529,640)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,331,591)	16,015,676	251,294,208	(6,004,117)	4,012,450

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,344,751)	13,225,981	238,371,683	(11,228,297)	8,329,065

NET ASSETS
Beginning of period	486,778,128	332,704,432	372,174,090	607,972,984	57,338,066
End of period	$458,433,377	$345,930,413	$610,545,773	$596,744,687	$65,667,131

Beginning units	37,987,102	25,768,112	26,711,521	43,576,045	3,052,980
Units issued	3,187,399	4,599,720	23,520,382	4,832,207	1,147,517
Units redeemed	(4,729,160)	(3,151,482)	(5,515,096)	(4,954,991)	(931,523)
Ending units	36,445,341	27,216,350	44,716,807	43,453,261	3,268,974

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(284,103)	$(351,106)	$(3,562,355)	$(177,638)	$(236,625)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,282,934	2,262,283	308,027	876,782
Net change in unrealized gain (loss) on investments	—	(1,195,699)	(6,737,583)	(456,150)	(378,035)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(284,103)	(263,871)	(8,037,655)	(325,761)	262,122

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,602,656	1,385,074	5,605,327	1,031,973	1,615,401
Annuity payments	—	—	(77,968)	—	—
Surrenders, withdrawals and death benefits	(54,089,497)	(1,068,726)	(11,926,377)	(928,059)	(1,125,358)
Net transfers between other subaccounts
or fixed rate option	49,469,728	1,963,023	(19,898,385)	1,987,255	(1,236,894)
Other charges	(100,919)	(173,746)	(1,889,777)	(90,376)	(163,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(118,032)	2,105,625	(28,187,180)	2,000,793	(910,647)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(402,135)	1,841,754	(36,224,835)	1,675,032	(648,525)

NET ASSETS
Beginning of period	16,760,208	19,788,588	231,463,539	8,945,209	17,533,604
End of period	$16,358,073	$21,630,342	$195,238,704	$10,620,241	$16,885,079

Beginning units	1,792,812	1,093,068	20,088,453	788,321	1,493,204
Units issued	8,063,769	494,552	4,009,459	594,658	561,094
Units redeemed	(8,083,795)	(379,101)	(6,479,625)	(405,222)	(633,749)
Ending units	1,772,786	1,208,519	17,618,287	977,757	1,420,549

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	NVIT Developing Markets Fund	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(3,506)	$(1,674,083)	$(1,073,192)	$(363,133)	$(24,617)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(40,515)	2,178,062	812,030	285,212	8,423
Net change in unrealized gain (loss) on investments	(89,647)	(981,399)	(139,632)	(119,882)	5,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(133,668)	(477,420)	(400,794)	(197,803)	(10,971)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	325	—	4,406,583	159	31
Annuity payments	—	—	(8,800)	—	—
Surrenders, withdrawals and death benefits	(33,230)	(4,150,696)	(5,784,319)	(2,798,730)	(27,310)
Net transfers between other subaccounts
or fixed rate option	85,072	169,746,150	5,745,066	601,205	212,362
Other charges	(980)	(1,153,555)	(576,072)	(2,768)	(371)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	51,187	164,441,899	3,782,458	(2,200,134)	184,712

TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,481)	163,964,479	3,381,664	(2,397,937)	173,741

NET ASSETS
Beginning of period	665,658	55,402,859	57,740,320	18,216,573	1,131,411
End of period	$583,177	$219,367,338	$61,121,984	$15,818,636	$1,305,152

Beginning units	48,439	4,188,300	4,879,915	1,578,300	95,412
Units issued	11,776	37,831,064	2,192,775	444,526	44,528
Units redeemed	(8,720)	(24,751,728)	(1,891,724)	(633,462)	(28,780)
Ending units	51,495	17,267,636	5,180,966	1,389,364	111,160

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(142,662)	$(411,941)	$(514,620)	$(5,204,786)	$(5,587,111)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	427,637	(1,297,597)	2,130,514	7,501,745	5,671,629
Net change in unrealized gain (loss) on investments	(478,388)	(3,304,470)	(3,852,043)	(12,699,550)	(6,967,943)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(193,413)	(5,014,008)	(2,236,149)	(10,402,591)	(6,883,425)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	556,474	404,202	1,397,817	19,338,881	24,962,664
Annuity payments	—	—	—	(1,113)	—
Surrenders, withdrawals and death benefits	(536,492)	(1,121,098)	(1,880,419)	(9,046,685)	(8,603,889)
Net transfers between other subaccounts
or fixed rate option	(489,318)	(635,030)	(851,444)	170,280,985	40,011,904
Other charges	(75,572)	(246,729)	(275,394)	(3,316,874)	(3,708,254)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(544,908)	(1,598,655)	(1,609,440)	177,255,194	52,662,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	(738,321)	(6,612,663)	(3,845,589)	166,852,603	45,779,000

NET ASSETS
Beginning of period	9,050,399	26,823,071	30,102,425	281,552,688	341,954,930
End of period	$8,312,078	$20,210,408	$26,256,836	$448,405,291	$387,733,930

Beginning units	606,111	2,742,367	1,619,382	20,067,331	27,104,020
Units issued	207,188	1,466,454	594,659	16,764,594	8,103,624
Units redeemed	(242,049)	(1,690,412)	(684,316)	(3,620,874)	(3,503,628)
Ending units	571,250	2,518,409	1,529,725	33,211,051	31,704,016

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Financials
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(2,856,566)	$(2,979,752)	$(3,932)	$(528)	$(3,438)
Capital gains distributions received	—	—	29,815	—	—
Net realized gain (loss) on shares redeemed	4,262,921	3,791,608	29,408	11,135	23,915
Net change in unrealized gain (loss) on investments	(6,209,621)	(5,578,332)	(46,833)	(7,435)	(32,980)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,803,266)	(4,766,476)	8,458	3,172	(12,503)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,694,350	9,714,768	—	—	4,243
Annuity payments	(27,203)	—	—	—	—
Surrenders, withdrawals and death benefits	(5,013,071)	(6,075,577)	(1,512)	(1,535)	(1,487)
Net transfers between other subaccounts
or fixed rate option	(5,985,718)	(11,973,165)	(47,261)	(21,618)	14,504
Other charges	(1,822,271)	(1,950,230)	(2,201)	(1,077)	(2,557)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(153,913)	(10,284,204)	(50,974)	(24,230)	14,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,957,179)	(15,050,680)	(42,516)	(21,058)	2,200

NET ASSETS
Beginning of period	177,267,302	190,575,614	278,718	133,729	322,697
End of period	$172,310,123	$175,524,934	$236,202	$112,671	$324,897

Beginning units	12,870,017	15,715,244	13,436	7,950	32,692
Units issued	1,917,307	2,269,083	837	116	10,215
Units redeemed	(1,831,800)	(3,050,573)	(3,234)	(1,539)	(10,542)
Ending units	12,955,524	14,933,754	11,039	6,527	32,365

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(5,302)	$(4,095)	$(824)	$(295)	$(1,099)
Capital gains distributions received	—	—	6,018	1,168	—
Net realized gain (loss) on shares redeemed	13,896	17,672	1,197	4,869	13,744
Net change in unrealized gain (loss) on investments	(8,814)	(27,213)	(8,407)	(7,571)	(13,309)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(220)	(13,636)	(2,016)	(1,829)	(664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,218	—	—	—	199
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,696)	(2,242)	(476)	(473)	(876)
Net transfers between other subaccounts
or fixed rate option	5,706	(34,257)	52,280	(9,915)	(29,831)
Other charges	(2,869)	(1,042)	(527)	(190)	(1,103)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,359	(37,541)	51,277	(10,578)	(31,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,139	(51,177)	49,261	(12,407)	(32,275)

NET ASSETS
Beginning of period	347,470	282,528	41,681	29,902	154,667
End of period	$357,609	$231,351	$90,942	$17,495	$122,392

Beginning units	16,567	20,137	2,670	1,965	12,500
Units issued	11,661	957	3,852	67	1,916
Units redeemed	(11,791)	(3,685)	(627)	(760)	(4,409)
Ending units	16,437	17,409	5,895	1,272	10,007

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP Utilities	ProFund VP Large-Cap Growth
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(994)	$(127)	$243	$786	$(2,472)
Capital gains distributions received	6,971	833	—	507	—
Net realized gain (loss) on shares redeemed	33	3,800	3,565	7,601	5,044
Net change in unrealized gain (loss) on investments	(6,614)	(4,338)	(3,175)	(18,248)	4,466
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(604)	168	633	(9,354)	7,038

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	1,000	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(310)	—	(1,363)	(1,765)	(551)
Net transfers between other subaccounts
or fixed rate option	44,231	59,470	(21,427)	(24,805)	166,020
Other charges	(601)	(63)	(754)	(824)	(1,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	43,320	59,407	(23,544)	(26,394)	164,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,716	59,575	(22,911)	(35,748)	171,038

NET ASSETS
Beginning of period	54,853	15,295	101,798	114,645	102,950
End of period	$97,569	$74,870	$78,887	$78,897	$273,988

Beginning units	3,393	975	9,211	8,812	6,647
Units issued	5,472	6,378	481	6,337	16,047
Units redeemed	(2,810)	(2,671)	(2,556)	(8,572)	(5,389)
Ending units	6,055	4,682	7,136	6,577	17,305

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	ProFund VP Large-Cap Value	AST Bond Portfolio 2020	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(640)	$(75,097)	$(165,650)	$(302,820)	$(246,993)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,268	71,368	646,722	1,416,526	81,037
Net change in unrealized gain (loss) on investments	(1,920)	(16,352)	(1,151,203)	365,887	(69,717)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,292)	(20,081)	(670,131)	1,479,593	(235,673)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	209	275,318	2,300,329	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(700)	(24,594)	(268,972)	(1,132,705)	(786,074)
Net transfers between other subaccounts
or fixed rate option	106,931	1,031,373	(1,341,927)	763,191	2,753,548
Other charges	(670)	(489)	(94,307)	(169,420)	(3,464)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	105,561	1,006,499	(1,429,888)	1,761,395	1,964,010

TOTAL INCREASE (DECREASE) IN NET ASSETS	104,269	986,418	(2,100,019)	3,240,988	1,728,337

NET ASSETS
Beginning of period	40,208	3,445,666	10,969,153	16,896,818	11,150,189
End of period	$144,477	$4,432,084	$8,869,134	$20,137,806	$12,878,526

Beginning units	3,175	282,427	716,697	972,440	990,838
Units issued	9,415	282,542	161,692	489,709	546,485
Units redeemed	(433)	(200,046)	(259,010)	(384,485)	(371,037)
Ending units	12,157	364,923	619,379	1,077,664	1,166,286

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Portfolio (Class 1)	Wells Fargo VT Omega Growth Portfolio (Class 1)	Wells Fargo VT Small Cap Value Portfolio (Class 1)	AST Bond Portfolio 2022
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(291,839)	$1,082	$(5,669)	$(609)	$(209,663)
Capital gains distributions received	—	—	55,359	—	—
Net realized gain (loss) on shares redeemed	383,808	426	1,000	1,736	347,527
Net change in unrealized gain (loss) on investments	(93,690)	(1,038)	(51,045)	(8,193)	(73,639)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,721)	470	(355)	(7,066)	64,225

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	25	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(867,653)	(2,652)	—	(4,867)	(846,189)
Net transfers between other subaccounts
or fixed rate option	2,138,957	(723)	(171)	—	2,055,784
Other charges	(3,617)	(27)	(1)	(166)	(2,418)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,267,687	(3,402)	(147)	(5,033)	1,207,177

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,265,966	(2,932)	(502)	(12,099)	1,271,402

NET ASSETS
Beginning of period	13,413,627	41,592	324,161	62,353	9,668,636
End of period	$14,679,593	$38,660	$323,659	$50,254	$10,940,038

Beginning units	1,065,565	2,755	106,291	4,413	815,317
Units issued	879,142	33	114	27	790,822
Units redeemed	(769,334)	(240)	(155)	(407)	(681,822)
Ending units	1,175,373	2,548	106,250	4,033	924,317
The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(101,987)	$(2,124,673)	$(2,240)	$(172,746)	$(96,407)
Capital gains distributions received	—	—	17,853	—	—
Net realized gain (loss) on shares redeemed	7,699	1,585,792	4,877	110,052	1,327,616
Net change in unrealized gain (loss) on investments	(154,549)	(5,798,654)	(28,044)	(172,415)	(1,158,683)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(248,837)	(6,337,535)	(7,554)	(235,109)	72,526

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,670,794	15,191,856	—	5,235,033	—
Annuity payments	—	(153,255)	—	—	—
Surrenders, withdrawals and death benefits	(5,257,743)	(3,789,129)	(9,226)	(2,699,717)	(410,154)
Net transfers between other subaccounts
or fixed rate option	148,917	(3,247,666)	478	1,016,640	(13,652,412)
Other charges	(36,792)	(1,232,407)	(34)	(111,942)	(697)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,525,176	6,769,399	(8,782)	3,440,014	(14,063,263)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,276,339	431,864	(16,336)	3,204,905	(13,990,737)

NET ASSETS
Beginning of period	5,511,312	129,183,964	179,356	10,900,762	14,972,825
End of period	$17,787,651	$129,615,828	$163,020	$14,105,667	$982,088

Beginning units	470,626	11,411,274	10,496	1,019,821	1,492,799
Units issued	1,502,017	2,147,824	62	862,492	16,837
Units redeemed	(479,018)	(1,550,103)	(572)	(546,298)	(1,413,099)
Ending units	1,493,625	12,008,995	9,986	1,336,015	96,537

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(841,453)	$(3,001)	$(54,594)	$(57,591)	$(2,503)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,036,449	(5,375)	39,207	673,881	(6,516)
Net change in unrealized gain (loss) on investments	(1,840,276)	(4,495)	(133,254)	(545,950)	(31,730)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,645,280)	(12,871)	(148,641)	70,340	(40,749)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,631,833	292,110	1,478,617	95	186,896
Annuity payments	(3,875)	—	—	—	—
Surrenders, withdrawals and death benefits	(1,554,321)	(154,927)	(453,811)	(115,964)	(51,443)
Net transfers between other subaccounts
or fixed rate option	(1,255,414)	(31,224)	5,358,638	(8,717,832)	7,045
Other charges	(559,540)	(858)	(27,951)	(810)	(517)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,258,683	105,101	6,355,493	(8,834,511)	141,981

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,613,403	92,230	6,206,852	(8,764,171)	101,232

NET ASSETS
Beginning of period	49,993,488	233,811	1,826,616	9,468,395	150,018
End of period	$52,606,891	$326,041	$8,033,468	$704,224	$251,250

Beginning units	4,049,840	24,810	126,017	965,664	15,496
Units issued	1,186,262	33,934	525,782	98,320	32,870
Units redeemed	(828,570)	(22,879)	(80,682)	(992,906)	(17,546)
Ending units	4,407,532	35,865	571,117	71,078	30,820

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(89,604)	$(2,846)	$(9,072,352)	$(310,243)	$(352,011)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	99,335	(46,585)	11,894	117,472	272,938
Net change in unrealized gain (loss) on investments	(314,747)	(45,993)	(16,947,970)	(134,031)	(296,324)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(305,016)	(95,424)	(26,008,428)	(326,802)	(375,397)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	654,230	639,091	288,131,289	6,385,070	6,110,375
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(260,707)	(397,741)	(20,041,297)	(624,493)	(712,595)
Net transfers between other subaccounts
or fixed rate option	(3,630)	54,778	—	199,769	(660,577)
Other charges	(36,049)	(1,872)	(70,222)	(217,880)	(242,595)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	353,844	294,256	268,019,770	5,742,466	4,494,608

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,828	198,832	242,011,342	5,415,664	4,119,211

NET ASSETS
Beginning of period	5,341,869	147,470	354,013,766	16,754,838	19,831,050
End of period	$5,390,697	$346,302	$596,025,108	$22,170,502	$23,950,261

Beginning units	410,974	15,686	34,124,093	1,564,876	1,980,227
Units issued	218,579	79,796	30,227,322	911,678	1,639,362
Units redeemed	(189,410)	(51,413)	(3,932,151)	(379,746)	(1,190,452)
Ending units	440,143	44,069	60,419,264	2,096,808	2,429,137

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(3,576)	$(2,679)	$(484,317)	$(442,785)	$(16,004)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	65,898	3,442	438,408	(18,637)	(40,847)
Net change in unrealized gain (loss) on investments	(22,438)	1,112	380,576	5,187	(55,020)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	39,884	1,875	334,667	(456,235)	(111,871)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	275,645	136,463	14,687	20,274,284	4,074,481
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(93,886)	(45,535)	(1,272,914)	(175,513)	(2,163,526)
Net transfers between other subaccounts
or fixed rate option	(321,941)	49,336	29,245,227	1,346,394	160,103
Other charges	(862)	(510)	(7,606)	(338,272)	(14,507)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(141,044)	139,754	27,979,394	21,106,893	2,056,551

TOTAL INCREASE (DECREASE) IN NET ASSETS	(101,160)	141,629	28,314,061	20,650,658	1,944,680

NET ASSETS
Beginning of period	456,341	169,840	3,245,647	18,044,360	837,233
End of period	$355,181	$311,469	$31,559,708	$38,695,018	$2,781,913

Beginning units	35,106	13,115	287,561	1,715,238	81,722
Units issued	75,934	18,058	4,676,049	2,226,084	417,957
Units redeemed	(83,750)	(7,663)	(2,157,948)	(261,121)	(224,112)
Ending units	27,290	23,510	2,805,662	3,680,201	275,567

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(18,941)	$(21,447)	$(20,780)	$(6,410)	$(4,467)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(1,026)	331	(55,180)	(15,702)	(21,111)
Net change in unrealized gain (loss) on investments	(47,131)	(107,870)	(131,220)	(49,140)	(43,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(67,098)	(128,986)	(207,180)	(71,252)	(68,641)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,078,559	6,849,866	6,227,768	2,254,011	1,859,880
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,184,435)	(2,316,471)	(2,225,525)	(931,127)	(709,852)
Net transfers between other subaccounts
or fixed rate option	(59,149)	139,645	(48,989)	30,292	9,442
Other charges	(16,981)	(17,211)	(17,184)	(5,099)	(3,607)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,817,994	4,655,829	3,936,070	1,348,077	1,155,863

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,750,896	4,526,843	3,728,890	1,276,825	1,087,222

NET ASSETS
Beginning of period	1,648,732	1,100,587	994,822	430,338	274,333
End of period	$4,399,628	$5,627,430	$4,723,712	$1,707,163	$1,361,555

Beginning units	159,215	104,370	99,829	44,405	26,658
Units issued	402,467	681,404	645,717	250,704	185,434
Units redeemed	(131,949)	(245,304)	(251,889)	(111,911)	(77,028)
Ending units	429,733	540,470	493,657	183,198	135,064

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(14,970)	$(490)	$(2,110)	$(987)	$(59,181)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(21,295)	(1,963)	(32,601)	(909)	(3,743)
Net change in unrealized gain (loss) on investments	(25,443)	(280)	(45,225)	(2,368)	(189,915)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(61,708)	(2,733)	(79,936)	(4,264)	(252,839)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,376,127	152,428	1,005,528	163,187	6,354,150
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,074,911)	(56,069)	(494,216)	(69,673)	(1,039)
Net transfers between other subaccounts
or fixed rate option	137,682	22,093	6,837	5,473	1,542,600
Other charges	(12,969)	(404)	(1,558)	(1,047)	(37,210)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,425,929	118,048	516,591	97,940	7,858,501

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,364,221	115,315	436,655	93,676	7,605,662

NET ASSETS
Beginning of period	1,229,842	39,807	68,042	91,018	48,797
End of period	$2,594,063	$155,122	$504,697	$184,694	$7,654,459

Beginning units	122,711	4,101	6,537	9,355	4,907
Units issued	368,106	20,127	100,708	19,129	807,425
Units redeemed	(226,391)	(7,204)	(52,871)	(8,972)	(23,043)
Ending units	264,426	17,024	54,374	19,512	789,289

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio
	1/2/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(47,740)	$(285)	$(33)	$(12)	$(181)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	43,280	(2)	6	—	(7)
Net change in unrealized gain (loss) on investments	58,126	(719)	15	(169)	(60)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	53,666	(1,006)	(12)	(181)	(248)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,175	299,634	40,726	25,642	156,486
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(285,545)	—	(425)	—	(10,204)
Net transfers between other subaccounts
or fixed rate option	4,016,780	(653)	(524)	181	48,504
Other charges	(96)	(59)	1	1	(48)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,732,314	298,922	39,778	25,824	194,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,785,980	297,916	39,766	25,643	194,490

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$3,785,980	$297,916	$39,766	$25,643	$194,490

Beginning units	—	—	—	—	—
Units issued	660,525	29,822	4,025	2,718	21,573
Units redeemed	(278,787)	(121)	(93)	—	(2,323)
Ending units	381,738	29,701	3,932	2,718	19,250

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio
	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*	7/13/2015*
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(154)	$(69)	$(66)	$(364)	$(67)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(255)	(82)	1,162	(4)	8
Net change in unrealized gain (loss) on investments	(1,683)	(690)	228	(3,025)	(130)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,092)	(841)	1,324	(3,393)	(189)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,543	70,352	13,704	518,832	101,673
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,038)	(1,672)	—	(504)	—
Net transfers between other subaccounts
or fixed rate option	52,515	(1,600)	41,699	40,463	14,724
Other charges	(47)	(24)	(17)	(144)	(15)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	158,973	67,056	55,386	558,647	116,382

TOTAL INCREASE (DECREASE) IN NET ASSETS	156,881	66,215	56,710	555,254	116,193

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$156,881	$66,215	$56,710	$555,254	$116,193

Beginning units	—	—	—	—	—
Units issued	19,418	7,421	12,748	57,471	12,242
Units redeemed	(3,026)	(373)	(6,655)	(76)	(385)
Ending units	16,392	7,048	6,093	57,395	11,857

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Columbia Adaptive Risk Allocation Portfolio	AST IVY Asset Strategy Portfolio	Blackrock Global Allocation V.I. Fund (Class 3)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
	7/13/2015*	7/13/2015*	8/24/2015*	8/24/2015*
	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(349)	$(569)	$7,710	$11,602
Capital gains distributions received	—	—	71,974	649
Net realized gain (loss) on shares redeemed	3	28	(9)	(21)
Net change in unrealized gain (loss) on investments	(5,896)	4,682	(89,564)	(15,408)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,242)	4,141	(9,889)	(3,178)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	389,895	452,296	1,426,662	539,164
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	—	(200)	(478)	(2,180)
Net transfers between other subaccounts
or fixed rate option	(670)	5,569	8,056	824
Other charges	—	(199)	(449)	(181)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	389,225	457,466	1,433,791	537,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	382,983	461,607	1,423,902	534,449

NET ASSETS
Beginning of period	—	—	—	—
End of period	$382,983	$461,607	$1,423,902	$534,449

Beginning units	—	—	—	—
Units issued	39,128	51,190	142,938	53,762
Units redeemed	(80)	(1,182)	(95)	(250)
Ending units	39,048	50,008	142,843	53,512

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2016

Note 1:    General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Strategic Partners Variable Annuity One	Prudential Premier B, L, X Series
Strategic Partners Variable Annuity One 3	Prudential Premier Bb Series
Strategic Partners Select	Prudential Premier Retirement X, B, L, C Series
Strategic Partners Advisor	Prudential Premier Advisor Variable Annuity
Strategic Partners Plus	Prudential Premier Retirement Variable Annuity
Strategic Partners Plus 3	Prudential Defined Income Annuity
Strategic Partners FlexElite	Prudential Premier Investment Variable Annuity B, C Series
Discovery Select and Discovery Choice Variable Annuity Contracts
The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (formerly	AST Goldman Sachs Large-Cap Value Portfolio
Prudential Money Market Portfolio)	AST Cohen & Steers Realty Portfolio
Prudential Diversified Bond Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Equity Portfolio (Class I)	AST Value Equity Portfolio (formerly AST Herndon
Prudential Value Portfolio (Class I)	Large-Cap Value Portfolio)
Prudential High Yield Bond Portfolio	AST High Yield Portfolio
Prudential Stock Index Portfolio	AST Small-Cap Growth Opportunities Portfolio
Prudential Global Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio (formerly
Prudential Jennison Portfolio (Class I)	AST Mid-Cap Value Portfolio)
Prudential Small Capitalization Stock Portfolio	AST Small-Cap Value Portfolio
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly
Class) (formerly T. Rowe Price Equity Income Portfolio	AST Large-Cap Value Portfolio)
(Investor Class))	AST Lord Abbett Core Fixed Income Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST Loomis Sayles Large-Cap Growth Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	AST MFS Growth Portfolio
Janus Aspen Overseas Portfolio (Institutional Shares)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
MFS Research Series (Initial Class)	AST BlackRock Low Duration Bond Portfolio
MFS Growth Series (Initial Class)	AST QMA US Equity Alpha Portfolio
American Century VP Value Fund (Class I)	AST T. Rowe Price Natural Resources Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST T. Rowe Price Asset Allocation Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST MFS Global Equity Portfolio
Davis Value Portfolio	AST J.P. Morgan International Equity Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Templeton Global Bond Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST Wellington Management Hedged Equity Portfolio
Janus Aspen Janus Portfolio (Service Shares)	AST Capital Growth Asset Allocation Portfolio
SP Prudential U.S. Emerging Growth Portfolio	AST Academic Strategies Asset Allocation Portfolio
(Class I)	AST Balanced Asset Allocation Portfolio
Prudential SP International Growth Portfolio (Class I)	AST Preservation Asset Allocation Portfolio

A87

Note 1:	General (Continued)

AST FI Pyramis Quantitative Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST Prudential Growth Allocation Portfolio	AST Prudential Core Bond Portfolio
AST Advanced Strategies Portfolio	AST Bond Portfolio 2023
AST T. Rowe Price Large-Cap Growth Portfolio	AST New Discovery Asset Allocation Portfolio
AST Government Money Market Portfolio (formerly AST	AST Western Asset Emerging Markets Debt Portfolio
Money Market Portfolio)	AST MFS Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio	AST Bond Portfolio 2024
AST BlackRock/Loomis Sayles Bond Portfolio	AST AQR Emerging Markets Equity Portfolio
AST International Value Portfolio	AST ClearBridge Dividend Growth Portfolio
AST International Growth Portfolio	AST QMA Emerging Markets Equity Portfolio
NVIT Developing Markets Fund (formerly NVIT Developing	AST Multi-Sector Fixed Income Portfolio
Markets Fund (Class II))**	AST BlackRock iShares ETF Portfolio
AST Investment Grade Bond Portfolio	AST Defensive Asset Allocation Portfolio
AST Western Asset Core Plus Bond Portfolio	AST AQR Large-Cap Portfolio
AST Bond Portfolio 2018	AST QMA Large-Cap Portfolio
AST Bond Portfolio 2019	AST Bond Portfolio 2025
AST Global Real Estate Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Schroders Global Tactical Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST RCM World Trends Portfolio	AST BlackRock Multi-Asset Income Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Goldman Sachs Multi-Asset Portfolio	Portfolio
ProFund VP Consumer Services	AST Managed Equity Portfolio
ProFund VP Consumer Goods Portfolio	AST Managed Fixed Income Portfolio
ProFund VP Financials	AST FQ Absolute Return Currency Portfolio
ProFund VP Health Care	AST Jennison Global Infrastructure Portfolio
ProFund VP Industrials	AST Goldman Sachs Strategic Income Portfolio
ProFund VP Mid-Cap Growth	AST Legg Mason Diversified Growth Portfolio
ProFund VP Mid-Cap Value	AST Bond Portfolio 2026
ProFund VP Real Estate	AST AB Global Bond Portfolio
ProFund VP Small-Cap Growth	AST Goldman Sachs Global Income Portfolio
ProFund VP Small-Cap Value	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Telecommunications	AST Wellington Management Global Bond Portfolio
ProFund VP Utilities	AST Neuberger Berman Long/Short Portfolio
ProFund VP Large-Cap Growth	AST Wellington Management Real Total Return Portfolio
ProFund VP Large-Cap Value	AST QMA International Core Equity Portfolio
AST Bond Portfolio 2020	AST Managed Alternatives Portfolio
AST Boston Partners Large-Cap Value Portfolio	AST Emerging Managers Diversified Portfolio
AST Jennison Large-Cap Growth Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
AST Bond Portfolio 2017	AST IVY Asset Strategy Portfolio**
AST Bond Portfolio 2021	Blackrock Global Allocation V.I. Fund (Class 3)
Wells Fargo VT International Equity Portfolio (Class 1)	JP Morgan Insurance Trust Income Builder Portfolio
Wells Fargo VT Omega Growth Portfolio (Class 1)	(Class 2)
Wells Fargo VT Small Cap Value Portfolio**	AST Bond Portfolio 2016*
AST Bond Portfolio 2022	Wells Fargo VT Small Cap Growth Portfolio (Class 1)*
AST Quantitative Modeling Portfolio	AST Bond Portfolio 2027
AST BlackRock Global Strategies Portfolio	NVIT Emerging Markets Fund (Class D)
_________

*	Subaccount available for investment, but had no assets as of December 31, 2016, and had no activity during 2016.

**	Subaccount was no longer available for investment at December 31, 2016.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2016 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

A88

Note 1:	General (Continued)

Merger Date	Removed Portfolio	Surviving Portfolio
April 29, 2016	Wells Fargo VT Small Cap Value Portfolio	Prudential Government Money Market Portfolio

June 24, 2016	AST IVY Asset Strategy Portfolio	AST Government Money Market Portfolio

August 5, 2016	NVIT Developing Markets Fund	NVIT Emerging Markets Fund (Class D)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value of Assets

Fair Value Measurements—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2016, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

A89

Note 3:	Fair Value (Continued)

Transfers between Fair Value Levels

During the period ended December 31, 2016, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2016 were as shown below.

	Purchases	Sales
Prudential Government Money Market Portfolio	$2,095,631	$2,979,381
Prudential Diversified Bond Portfolio	229,820	3,119,516
Prudential Equity Portfolio (Class I)	154,114	2,404,541
Prudential Value Portfolio (Class I)	148,214	3,062,145
Prudential High Yield Bond Portfolio	183,499	2,899,420
Prudential Stock Index Portfolio	990,257	3,962,930
Prudential Global Portfolio	36,624	514,839
Prudential Jennison Portfolio (Class I)	92,268	3,162,601
Prudential Small Capitalization Stock Portfolio	39,731	569,062
T. Rowe Price International Stock Portfolio	40,600	186,581
T. Rowe Price Equity Income Portfolio (Equity Income Class)	113,686	902,002
Invesco V.I. Core Equity Fund (Series I)	1,925	938,767
Janus Aspen Janus Portfolio (Institutional Shares)	40,354	507,971
Janus Aspen Overseas Portfolio (Institutional Shares)	140,704	433,518
MFS Research Series (Initial Class)	2,555	178,324
MFS Growth Series (Initial Class)	29,110	579,143
American Century VP Value Fund (Class I)	46,578	288,674
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	30,093	233,806
Prudential Jennison 20/20 Focus Portfolio (Class I)	49,772	697,096
Davis Value Portfolio	41,712	322,097
AB VPS Large Cap Growth Portfolio (Class B)	7,659	28,465
Prudential SP Small Cap Value Portfolio (Class I)	74,014	1,484,221
Janus Aspen Janus Portfolio (Service Shares)	5,346	47,547
SP Prudential U.S. Emerging Growth Portfolio (Class I)	77,573	1,161,322
Prudential SP International Growth Portfolio (Class I)	62,078	241,466
AST Goldman Sachs Large-Cap Value Portfolio	12,872,055	15,700,736
AST Cohen & Steers Realty Portfolio	10,962,242	9,841,121
AST J.P. Morgan Strategic Opportunities Portfolio	24,606,454	33,793,090
AST Value Equity Portfolio	4,080,062	4,835,566
AST High Yield Portfolio	7,334,000	8,884,344
AST Small-Cap Growth Opportunities Portfolio	6,592,941	8,314,990
AST WEDGE Capital Mid-Cap Value Portfolio	3,561,268	4,471,388

A90

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Small-Cap Value Portfolio	$6,214,286	$5,583,071
AST Goldman Sachs Mid-Cap Growth Portfolio	18,753,168	22,454,557
AST Hotchkis & Wiley Large-Cap Value Portfolio	8,268,651	9,428,163
AST Lord Abbett Core Fixed Income Portfolio	16,670,368	14,443,811
AST Loomis Sayles Large-Cap Growth Portfolio	16,370,931	16,974,162
AST MFS Growth Portfolio	4,514,111	4,025,376
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	11,290,926	10,253,681
AST BlackRock Low Duration Bond Portfolio	7,634,800	6,752,033
AST QMA US Equity Alpha Portfolio	8,165,210	6,369,211
AST T. Rowe Price Natural Resources Portfolio	12,158,846	12,621,497
AST T. Rowe Price Asset Allocation Portfolio	183,332,749	203,053,410
AST MFS Global Equity Portfolio	9,541,425	8,996,405
AST J.P. Morgan International Equity Portfolio	9,719,783	10,170,033
AST Templeton Global Bond Portfolio	4,674,462	5,137,283
AST Wellington Management Hedged Equity Portfolio	38,043,235	39,853,940
AST Capital Growth Asset Allocation Portfolio	131,644,339	133,961,662
AST Academic Strategies Asset Allocation Portfolio	84,264,923	113,215,951
AST Balanced Asset Allocation Portfolio	85,239,242	110,970,840
AST Preservation Asset Allocation Portfolio	37,236,105	62,539,240
AST FI Pyramis Quantitative Portfolio	75,251,910	71,937,543
AST Prudential Growth Allocation Portfolio	172,215,837	186,851,048
AST Advanced Strategies Portfolio	105,970,436	127,413,282
AST T. Rowe Price Large-Cap Growth Portfolio	23,281,161	26,743,468
AST Government Money Market Portfolio	38,524,114	35,066,300
AST Small-Cap Growth Portfolio	7,726,285	9,326,378
AST BlackRock/Loomis Sayles Bond Portfolio	45,646,018	60,148,324
AST International Value Portfolio	5,069,027	4,596,871
AST International Growth Portfolio	6,769,451	6,900,551
NVIT Developing Markets Fund	1,570	625,092
AST Investment Grade Bond Portfolio	1,407,116,781	1,410,178,137
AST Western Asset Core Plus Bond Portfolio	23,553,750	21,791,256
AST Bond Portfolio 2018	1,060,278	5,324,265
AST Bond Portfolio 2019	232,421	349,255
AST Global Real Estate Portfolio	3,131,858	3,337,581
AST Parametric Emerging Markets Equity Portfolio	11,419,285	13,124,921
AST Goldman Sachs Small-Cap Value Portfolio	10,656,830	11,663,223
AST Schroders Global Tactical Portfolio	120,596,785	141,868,379
AST RCM World Trends Portfolio	85,177,853	96,940,584
AST J.P. Morgan Global Thematic Portfolio	55,100,160	49,192,170
AST Goldman Sachs Multi-Asset Portfolio	48,422,872	52,503,582
ProFund VP Consumer Services	14,134	86,579
ProFund VP Consumer Goods Portfolio	166,725	39,784
ProFund VP Financials	39,427	101,905
ProFund VP Health Care	32,327	181,470
ProFund VP Industrials	268,410	49,071

A91

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Mid-Cap Growth	$278,885	$77,021
ProFund VP Mid-Cap Value	224,395	15,857
ProFund VP Real Estate	32,402	45,780
ProFund VP Small-Cap Growth	182,274	86,783
ProFund VP Small-Cap Value	69,307	82,993
ProFund VP Telecommunications	12,953	46,710
ProFund VP Utilities	47,709	56,047
ProFund VP Large-Cap Growth	138,600	261,931
ProFund VP Large-Cap Value	105,069	117,687
AST Bond Portfolio 2020	1,212,660	1,874,661
AST Boston Partners Large-Cap Value Portfolio	4,160,305	3,601,595
AST Jennison Large-Cap Growth Portfolio	8,422,564	9,350,871
AST Bond Portfolio 2017	3,104,094	3,683,701
AST Bond Portfolio 2021	3,895,878	7,896,458
Wells Fargo VT International Equity Portfolio (Class 1)	3,601	3,439
Wells Fargo VT Omega Growth Portfolio (Class 1)	1,135	5,670
Wells Fargo VT Small Cap Value Portfolio	—	53,866
AST Bond Portfolio 2022	2,798,279	5,585,680
AST Quantitative Modeling Portfolio	7,988,898	2,489,951
AST BlackRock Global Strategies Portfolio	33,382,159	34,778,391
Wells Fargo VT Opportunity Fund (Class 1)	—	13,480
AST Prudential Core Bond Portfolio	9,514,132	4,409,242
AST Bond Portfolio 2023	1,006,533	136,175
AST New Discovery Asset Allocation Portfolio	20,819,936	19,783,650
AST Western Asset Emerging Markets Debt Portfolio	156,154	78,279
AST MFS Large-Cap Value Portfolio	10,062,514	4,826,194
AST Bond Portfolio 2024	—	344,373
AST AQR Emerging Markets Equity Portfolio	393,418	55,451
AST ClearBridge Dividend Growth Portfolio	10,670,731	3,023,732
AST QMA Emerging Markets Equity Portfolio	246,002	260,658
AST Multi-Sector Fixed Income Portfolio	371,920,385	5,686,418
AST BlackRock iShares ETF Portfolio	11,573,342	6,259,195
AST Defensive Asset Allocation Portfolio	16,712,033	9,396,509
AST AQR Large-Cap Portfolio	569,539	116,794
AST QMA Large-Cap Portfolio	358,133	24,476
AST Bond Portfolio 2025	1,002,069	34,550,906
AST T. Rowe Price Growth Opportunities Portfolio	35,461,659	13,169,711
AST Goldman Sachs Global Growth Allocation Portfolio	764,697	424,677
AST T. Rowe Price Diversified Real Growth Portfolio	1,485,688	754,400
AST Prudential Flexible Multi-Strategy Portfolio	3,043,287	724,898
AST BlackRock Multi-Asset Income Portfolio	1,664,296	867,253
AST Franklin Templeton K2 Global Absolute Return Portfolio	1,315,078	388,360
AST Managed Equity Portfolio	909,433	121,011
AST Managed Fixed Income Portfolio	2,166,032	347,461
AST FQ Absolute Return Currency Portfolio	312,730	54,231

A92

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Jennison Global Infrastructure Portfolio	$583,888	$72,190
AST Goldman Sachs Strategic Income Portfolio	456,549	30,391
AST Legg Mason Diversified Growth Portfolio	12,581,013	2,388,200
AST Bond Portfolio 2026	29,401,320	8,653,405
AST AB Global Bond Portfolio	1,005,110	68,905
AST Goldman Sachs Global Income Portfolio	266,324	93,778
AST Morgan Stanley Multi-Asset Portfolio	127,293	5,054
AST Wellington Management Global Bond Portfolio	146,874	18,183
AST Neuberger Berman Long/Short Portfolio	541,472	12,956
AST Wellington Management Real Total Return Portfolio	232,992	40,580
AST QMA International Core Equity Portfolio	221,350	5,075
AST Managed Alternatives Portfolio	541,236	69,472
AST Emerging Managers Diversified Portfolio	273,709	4,570
AST Columbia Adaptive Risk Allocation Portfolio	731,246	295,211
AST IVY Asset Strategy Portfolio	99,036	556,409
Blackrock Global Allocation V.I. Fund (Class 3)	1,744,138	125,580
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)	577,133	47,408
AST Bond Portfolio 2027	24,192,583	3,358,693
NVIT Emerging Markets Fund (Class D)	469,904	10,420

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

A93

Note 6:	Related Party Transactions

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

A94

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2016	7,027	$0.93085	to	$9.73839	$8,291	0.09%		1.00%	to	1.75%	-1.58%	to	-0.90%
December 31, 2015	7,672	$0.93884	to	$9.82644	$9,166	0.00%	(2)	1.00%	to	1.80%	-1.85%	to	-0.99%
December 31, 2014	9,430	$0.95653	to	$9.92485	$11,417	0.00%	(2)	1.00%	to	1.80%	-1.82%	to	-0.99%
December 31, 2013	11,767	$0.97424	to	$10.02367	$14,204	0.00%	(2)	1.00%	to	1.80%	-1.79%	to	-0.99%
December 31, 2012	12,369	$0.99202	to	$10.12341	$15,400	0.01%		1.00%	to	1.80%	-1.80%	to	-0.98%

	Prudential Diversified Bond Portfolio
December 31, 2016	6,274	$2.12454	to	$2.59813	$16,285	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	7,285	$2.04513	to	$2.49504	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	8,491	$2.08421	to	$2.53667	$21,522	1.12%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	9,448	$1.97826	to	$2.40199	$22,653	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%
December 31, 2012	10,433	$2.02539	to	$2.45301	$25,550	4.37%		1.35%	to	1.65%	8.88%	to	9.20%

	Prudential Equity Portfolio (Class I)
December 31, 2016	5,867	$1.84115	to	$3.17936	$17,601	0.00%		1.35%	to	1.80%	1.95%	to	2.39%
December 31, 2015	6,571	$1.80347	to	$3.10651	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%
December 31, 2014	7,414	$1.79101	to	$3.07736	$21,608	0.00%		1.35%	to	1.80%	5.81%	to	6.27%
December 31, 2013	8,359	$1.69020	to	$2.89713	$22,929	0.00%		1.35%	to	1.80%	31.17%	to	31.75%
December 31, 2012	9,808	$1.28661	to	$2.19998	$20,375	0.59%		1.35%	to	1.80%	11.67%	to	12.17%

	Prudential Value Portfolio (Class I)
December 31, 2016	7,755	$2.01558	to	$4.02566	$24,239	0.00%		1.35%	to	1.80%	9.43%	to	9.92%
December 31, 2015	8,663	$1.84190	to	$3.66437	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%
December 31, 2014	9,643	$2.04256	to	$4.04747	$30,547	0.00%		1.35%	to	1.80%	8.16%	to	8.63%
December 31, 2013	10,703	$1.88848	to	$3.72763	$31,308	0.00%		1.35%	to	1.80%	30.74%	to	31.32%
December 31, 2012	12,843	$1.44440	to	$2.83999	$28,402	0.98%		1.35%	to	1.80%	12.59%	to	13.09%

	Prudential High Yield Bond Portfolio
December 31, 2016	3,347	$2.29212	to	$16.10941	$14,952	6.43%		1.35%	to	1.80%	14.19%	to	14.69%
December 31, 2015	3,995	$2.00427	to	$14.05181	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%
December 31, 2014	4,585	$2.08850	to	$14.60641	$18,321	6.01%		1.35%	to	1.80%	0.90%	to	1.35%
December 31, 2013	5,209	$2.06706	to	$14.41969	$20,421	6.34%		1.35%	to	1.80%	5.36%	to	5.81%
December 31, 2012	5,737	$1.95903	to	$13.63244	$21,224	6.93%		1.35%	to	1.80%	12.40%	to	12.90%

	Prudential Stock Index Portfolio
December 31, 2016	6,973	$1.57861	to	$3.59736	$21,657	1.84%		1.35%	to	1.75%	9.92%	to	10.34%
December 31, 2015	7,938	$1.43413	to	$3.26182	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%
December 31, 2014	9,094	$1.44010	to	$3.26890	$25,723	3.04%		1.35%	to	1.75%	11.36%	to	11.80%
December 31, 2013	10,276	$1.29125	to	$2.92538	$26,062	0.00%		1.35%	to	1.75%	29.62%	to	30.14%
December 31, 2012	12,164	$0.99473	to	$2.24908	$23,537	1.70%		1.35%	to	1.75%	13.69%	to	14.14%

	Prudential Global Portfolio
December 31, 2016	2,057	$1.22723	to	$2.66817	$4,846	0.00%		1.35%	to	1.75%	2.65%	to	3.06%
December 31, 2015	2,247	$1.19377	to	$2.59035	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%
December 31, 2014	2,451	$1.18476	to	$2.56578	$5,532	0.00%		1.35%	to	1.80%	1.42%	to	1.88%
December 31, 2013	2,834	$1.16583	to	$2.51978	$6,316	0.00%		1.35%	to	1.80%	25.04%	to	25.59%
December 31, 2012	3,127	$0.93051	to	$2.00744	$5,575	1.61%		1.35%	to	1.80%	15.44%	to	15.95%

	Prudential Jennison Portfolio (Class I)
December 31, 2016	7,092	$1.30338	to	$3.78242	$23,229	0.00%		1.35%	to	1.80%	-2.64%	to	-2.22%
December 31, 2015	8,014	$1.33623	to	$3.87018	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%
December 31, 2014	8,902	$1.21774	to	$3.52028	$26,987	0.00%		1.35%	to	1.80%	8.05%	to	8.53%
December 31, 2013	10,176	$1.12499	to	$3.24547	$28,558	0.00%		1.35%	to	1.80%	35.22%	to	35.83%
December 31, 2012	11,491	$0.83026	to	$2.39067	$23,688	0.16%		1.35%	to	1.80%	14.12%	to	14.63%

	Prudential Small Capitalization Stock Portfolio
December 31, 2016	843	$4.35151	to	$5.35677	$4,487	0.00%		1.35%	to	1.40%	24.76%	to	24.82%
December 31, 2015	947	$3.48609	to	$4.29366	$4,041	0.00%		1.35%	to	1.40%	-3.64%	to	-3.58%
December 31, 2014	1,069	$3.61570	to	$4.45564	$4,732	0.00%		1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	1,263	$3.33520	to	$4.28706	$5,374	0.00%		1.35%	to	1.65%	38.67%	to	39.08%
December 31, 2012	1,448	$2.40521	to	$3.08419	$4,435	0.61%		1.35%	to	1.65%	14.14%	to	14.48%
A95

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2016	996	$1.59864	to	$1.59864	$1,593	1.04%	1.40%	to	1.40%	0.72%	to	0.72%
December 31, 2015	1,075	$1.20718	to	$1.58722	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%
December 31, 2014	1,140	$1.23469	to	$1.62418	$1,852	1.02%	1.35%	to	1.40%	-2.60%	to	-2.56%
December 31, 2013	1,222	$1.26707	to	$1.66761	$2,039	0.86%	1.35%	to	1.40%	12.48%	to	12.54%
December 31, 2012	1,240	$1.08327	to	$1.48263	$1,838	1.28%	1.35%	to	1.65%	16.51%	to	16.86%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2016	1,844	$2.36255	to	$3.52364	$6,453	2.31%	1.35%	to	1.40%	17.53%	to	17.59%
December 31, 2015	2,066	$2.00922	to	$2.99816	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%
December 31, 2014	2,240	$2.18622	to	$3.26392	$7,266	1.74%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	2,490	$1.97830	to	$3.08233	$7,606	1.54%	1.35%	to	1.65%	27.62%	to	27.99%
December 31, 2012	2,698	$1.55020	to	$2.40943	$6,445	2.14%	1.35%	to	1.65%	15.24%	to	15.58%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2016	2,877	$1.42911	to	$2.75507	$7,913	0.75%	1.40%	to	1.65%	8.48%	to	8.75%
December 31, 2015	3,193	$1.31740	to	$2.53351	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%
December 31, 2014	3,623	$1.42106	to	$2.72627	$9,860	0.84%	1.40%	to	1.65%	6.39%	to	6.65%
December 31, 2013	4,046	$1.33567	to	$2.55624	$10,328	1.39%	1.40%	to	1.65%	27.15%	to	27.46%
December 31, 2012	4,531	$1.05048	to	$2.00552	$9,075	0.96%	1.35%	to	1.65%	12.02%	to	12.36%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2016	1,822	$1.24492	to	$2.62234	$4,762	0.54%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	1,976	$1.25910	to	$2.64571	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	2,230	$1.21494	to	$2.54666	$5,660	0.36%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	2,492	$1.09299	to	$2.28537	$5,677	0.77%	1.35%	to	1.65%	28.22%	to	28.60%
December 31, 2012	2,873	$0.85244	to	$1.77801	$5,085	0.55%	1.35%	to	1.65%	16.66%	to	17.01%

	Janus Aspen Overseas Portfolio (Institutional Shares)
December 31, 2016	1,645	$1.52204	to	$2.78080	$4,518	5.06%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	1,734	$1.65372	to	$3.01418	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	1,931	$1.83897	to	$3.34371	$6,371	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	2,206	$2.12113	to	$3.84746	$8,387	3.15%	1.35%	to	1.65%	12.70%	to	13.04%
December 31, 2012	2,538	$1.88205	to	$3.40535	$8,556	0.69%	1.35%	to	1.65%	11.62%	to	11.96%

	MFS Research Series (Initial Class)
December 31, 2016	497	$2.84082	to	$2.84082	$1,412	0.77%	1.40%	to	1.40%	7.24%	to	7.24%
December 31, 2015	555	$2.64905	to	$2.64905	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%
December 31, 2014	621	$2.66475	to	$2.66475	$1,654	0.81%	1.40%	to	1.40%	8.68%	to	8.68%
December 31, 2013	744	$2.45201	to	$2.45201	$1,824	0.32%	1.40%	to	1.40%	30.46%	to	30.46%
December 31, 2012	852	$1.87950	to	$1.87950	$1,601	0.79%	1.40%	to	1.40%	15.65%	to	15.65%

	MFS Growth Series (Initial Class)
December 31, 2016	1,932	$1.57652	to	$2.97872	$5,752	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	2,093	$1.56429	to	$2.94835	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	2,421	$1.47837	to	$2.77955	$6,719	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	2,769	$1.37938	to	$2.58719	$7,154	0.23%	1.35%	to	1.65%	34.63%	to	35.03%
December 31, 2012	3,081	$1.02455	to	$1.91698	$5,898	0.00%	1.35%	to	1.65%	15.47%	to	15.81%

	American Century VP Value Fund (Class I)
December 31, 2016	639	$2.97766	to	$3.65359	$2,317	1.73%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	702	$2.51211	to	$3.07494	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	795	$2.65685	to	$3.24394	$2,563	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	904	$2.38831	to	$2.90895	$2,611	1.63%	1.35%	to	1.65%	29.59%	to	29.97%
December 31, 2012	1,041	$1.84301	to	$2.23925	$2,318	1.91%	1.35%	to	1.65%	12.71%	to	13.05%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2016	976	$1.57697	to	$2.76434	$2,682	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	1,038	$1.53866	to	$2.69077	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	1,153	$1.60675	to	$2.80296	$3,208	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	1,311	$1.51967	to	$2.64465	$3,445	0.00%	1.35%	to	1.65%	35.92%	to	36.31%
December 31, 2012	1,402	$1.11808	to	$1.94109	$2,703	0.00%	1.35%	to	1.65%	9.04%	to	9.37%

A96

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2016	1,190	$2.40092	to	$2.58090	$3,064	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	1,431	$2.40178	to	$2.57551	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	1,622	$2.29737	to	$2.45756	$3,979	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	1,917	$2.17940	to	$2.32560	$4,450	0.00%	1.35%	to	1.65%	27.77%	to	28.15%
December 31, 2012	2,215	$1.70567	to	$1.81563	$4,016	0.00%	1.35%	to	1.65%	9.23%	to	9.55%

	Davis Value Portfolio
December 31, 2016	1,081	$1.75939	to	$1.77405	$1,902	1.23%	1.35%	to	1.40%	10.34%	to	10.39%
December 31, 2015	1,240	$1.59450	to	$1.60704	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%
December 31, 2014	1,358	$1.59142	to	$1.60314	$2,161	0.91%	1.35%	to	1.40%	4.59%	to	4.64%
December 31, 2013	1,528	$1.52155	to	$1.53200	$2,326	0.81%	1.35%	to	1.40%	31.59%	to	31.65%
December 31, 2012	1,843	$1.12101	to	$1.16370	$2,131	1.62%	1.35%	to	1.65%	11.23%	to	11.57%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2016	683	$1.14009	to	$1.14009	$779	0.00%	1.40%	to	1.40%	0.95%	to	0.95%
December 31, 2015	692	$1.12940	to	$1.12940	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%
December 31, 2014	681	$1.03310	to	$1.03310	$704	0.00%	1.40%	to	1.40%	12.27%	to	12.27%
December 31, 2013	731	$0.92016	to	$0.92016	$672	0.00%	1.40%	to	1.40%	35.09%	to	35.09%
December 31, 2012	671	$0.66012	to	$0.68115	$457	0.03%	1.40%	to	1.65%	14.23%	to	14.52%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2016	2,654	$2.49585	to	$3.33068	$8,385	0.00%	1.35%	to	1.80%	23.25%	to	23.79%
December 31, 2015	3,128	$2.02511	to	$2.69201	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%
December 31, 2014	3,508	$2.17843	to	$2.88444	$9,607	0.00%	1.35%	to	1.80%	3.09%	to	3.54%
December 31, 2013	3,977	$2.11323	to	$2.78722	$10,545	0.00%	1.35%	to	1.80%	35.02%	to	35.61%
December 31, 2012	4,682	$1.56511	to	$12.71248	$9,189	0.46%	1.35%	to	2.35%	13.39%	to	14.51%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2016	251	$1.03831	to	$2.31883	$427	0.38%	1.40%	to	1.75%	-1.45%	to	-1.10%
December 31, 2015	283	$1.05203	to	$2.34486	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%
December 31, 2014	288	$1.01723	to	$2.26282	$468	0.22%	1.40%	to	1.75%	10.79%	to	11.18%
December 31, 2013	308	$0.91682	to	$2.03533	$451	0.65%	1.40%	to	1.75%	27.76%	to	28.20%
December 31, 2012	354	$0.71657	to	$1.58757	$389	0.42%	1.40%	to	1.75%	16.24%	to	16.65%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2016	2,245	$1.75526	to	$3.89360	$6,710	0.00%	1.35%	to	1.80%	2.48%	to	2.93%
December 31, 2015	2,621	$1.70944	to	$3.78454	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%
December 31, 2014	2,920	$1.77880	to	$3.93032	$8,786	0.00%	1.35%	to	1.80%	7.58%	to	8.05%
December 31, 2013	3,313	$1.65032	to	$3.63925	$9,283	0.00%	1.35%	to	1.80%	26.20%	to	26.76%
December 31, 2012	3,842	$1.30516	to	$2.87251	$8,479	0.41%	1.35%	to	1.80%	14.81%	to	15.32%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2016	1,283	$0.81042	to	$2.00102	$1,815	0.00%	1.35%	to	1.80%	-5.28%	to	-4.86%
December 31, 2015	1,379	$0.85393	to	$2.10438	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%
December 31, 2014	1,479	$0.83939	to	$2.06435	$2,240	0.00%	1.35%	to	1.80%	-7.38%	to	-6.97%
December 31, 2013	1,570	$0.90445	to	$2.22017	$2,576	0.00%	1.35%	to	1.80%	16.78%	to	17.29%
December 31, 2012	1,851	$0.77310	to	$1.89389	$2,642	0.65%	1.35%	to	1.80%	20.23%	to	20.77%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2016	2,985	$11.25440	to	$21.89511	$50,303	0.00%	0.55%	to	2.85%	8.37%	to	10.93%
December 31, 2015	3,144	$10.18207	to	$20.01155	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%
December 31, 2014	1,607	$10.96235	to	$21.39027	$26,453	0.00%	0.55%	to	2.45%	9.77%	to	12.51%
December 31, 2013	1,474	$12.05440	to	$19.27594	$21,850	0.00%	0.85%	to	2.45%	25.90%	to	32.41%
December 31, 2012	1,313	$9.11684	to	$14.71569	$14,804	1.02%	0.85%	to	2.45%	16.73%	to	18.65%

	AST Cohen & Steers Realty Portfolio
December 31, 2016	1,423	$10.91590	to	$29.79355	$27,148	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	1,351	$10.50966	to	$28.97784	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
December 31, 2014	1,374	$11.64573	to	$28.17786	$24,915	0.00%	0.55%	to	2.85%	15.51%	to	30.19%
December 31, 2013	1,427	$9.68396	to	$21.94358	$20,164	0.00%	0.55%	to	2.85%	-1.36%	to	2.57%
December 31, 2012	1,351	$10.07765	to	$21.69183	$18,830	1.30%	0.55%	to	2.85%	12.06%	to	14.71%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2016	13,084	$11.26302	to	$15.03722	$167,396	0.00%	0.55%	to	2.85%	0.89%	to	3.27%
December 31, 2015	13,597	$11.00591	to	$14.68376	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%
December 31, 2014	14,108	$11.18827	to	$14.91662	$181,266	0.00%	0.55%	to	2.85%	2.44%	to	4.87%
December 31, 2013	13,920	$10.76626	to	$14.34386	$173,481	0.00%	0.55%	to	2.85%	7.87%	to	10.42%
December 31, 2012	12,551	$11.00927	to	$13.12718	$144,462	1.46%	0.55%	to	2.85%	7.56%	to	10.11%

	AST Value Equity Portfolio
December 31, 2016	817	$9.78081	to	$19.29478	$11,983	0.00%	0.55%	to	2.70%	3.27%	to	5.55%
December 31, 2015	871	$9.27899	to	$18.53439	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%
December 31, 2014	934	$12.23327	to	$20.11564	$14,182	0.00%	0.55%	to	2.70%	-1.18%	to	1.00%
December 31, 2013	1,021	$12.16608	to	$20.19327	$15,533	0.00%	0.55%	to	2.85%	25.84%	to	33.89%
December 31, 2012	1,194	$9.12709	to	$15.29152	$13,690	1.06%	0.55%	to	2.85%	10.16%	to	12.78%

	AST High Yield Portfolio
December 31, 2016	1,860	$10.86186	to	$17.85478	$26,105	0.00%	0.55%	to	2.85%	12.12%	to	14.76%
December 31, 2015	1,944	$9.47712	to	$15.77372	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%
December 31, 2014	2,029	$9.89459	to	$16.67561	$26,781	0.00%	0.55%	to	2.85%	-1.05%	to	1.99%
December 31, 2013	1,971	$10.42183	to	$16.57675	$25,820	0.00%	0.55%	to	2.85%	4.10%	to	6.59%
December 31, 2012	1,737	$11.01858	to	$15.76773	$21,591	5.83%	0.85%	to	2.85%	10.62%	to	12.91%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2016	865	$9.63926	to	$25.32160	$15,464	0.00%	0.55%	to	2.70%	4.80%	to	7.11%
December 31, 2015	957	$9.66710	to	$23.96900	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%
December 31, 2014	1,214	$13.35563	to	$24.11445	$20,646	0.00%	0.55%	to	2.85%	1.95%	to	4.36%
December 31, 2013	1,194	$12.91409	to	$23.42720	$19,715	0.00%	0.55%	to	2.85%	33.40%	to	40.04%
December 31, 2012	1,223	$9.51449	to	$16.96161	$14,554	0.00%	0.55%	to	2.85%	16.65%	to	19.41%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2016	540	$10.87863	to	$26.50191	$10,080	0.00%	0.55%	to	2.70%	10.93%	to	13.37%
December 31, 2015	588	$9.63033	to	$23.70041	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%
December 31, 2014	709	$11.23471	to	$25.87248	$13,182	0.00%	0.55%	to	2.85%	11.69%	to	14.34%
December 31, 2013	796	$12.06993	to	$22.94256	$12,997	0.00%	0.55%	to	2.85%	23.34%	to	31.69%
December 31, 2012	778	$11.65476	to	$17.66406	$9,840	0.44%	0.55%	to	2.85%	15.03%	to	17.76%

	AST Small-Cap Value Portfolio
December 31, 2016	774	$12.80031	to	$28.33077	$15,415	0.00%	0.55%	to	2.85%	25.53%	to	28.49%
December 31, 2015	731	$9.99297	to	$22.35385	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%
December 31, 2014	738	$10.54465	to	$23.81628	$12,515	0.00%	0.55%	to	2.85%	2.27%	to	5.87%
December 31, 2013	738	$12.47438	to	$23.06551	$12,107	0.00%	0.55%	to	2.85%	27.51%	to	36.64%
December 31, 2012	727	$10.03524	to	$17.11423	$8,844	0.41%	0.55%	to	2.85%	14.79%	to	17.51%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2016	3,115	$9.91006	to	$23.17737	$52,769	0.00%	0.55%	to	2.85%	-1.25%	to	1.09%
December 31, 2015	3,314	$9.83409	to	$23.24614	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%
December 31, 2014	1,852	$11.31270	to	$25.12814	$34,356	0.00%	0.55%	to	2.85%	8.35%	to	13.47%
December 31, 2013	1,871	$12.28300	to	$22.97023	$31,747	0.00%	0.55%	to	2.85%	25.09%	to	31.46%
December 31, 2012	1,659	$10.46013	to	$17.71525	$21,761	0.00%	0.55%	to	2.50%	16.68%	to	18.96%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2016	1,645	$11.53285	to	$24.80628	$29,101	0.00%	0.55%	to	2.45%	16.96%	to	19.23%
December 31, 2015	1,715	$9.70319	to	$21.09411	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%
December 31, 2014	1,928	$10.81514	to	$23.33405	$31,869	0.00%	0.55%	to	2.85%	7.95%	to	13.12%
December 31, 2013	1,823	$11.48738	to	$20.91410	$26,788	0.00%	0.85%	to	2.85%	31.12%	to	38.67%
December 31, 2012	1,417	$8.29561	to	$15.24503	$14,775	3.11%	0.85%	to	2.45%	14.02%	to	15.89%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2016	3,995	$10.03100	to	$14.87608	$48,795	0.00%	0.55%	to	2.85%	-0.31%	to	2.04%
December 31, 2015	3,763	$9.86125	to	$14.78095	$45,418	0.00%	0.55%	to	2.85%	-3.42%	to	-1.13%
December 31, 2014	3,390	$10.18285	to	$15.15769	$41,786	0.00%	0.55%	to	2.85%	2.98%	to	5.80%
December 31, 2013	3,207	$9.71214	to	$14.52525	$37,729	0.00%	0.55%	to	2.85%	-4.79%	to	-2.54%
December 31, 2012	3,353	$10.94845	to	$15.11073	$41,194	1.11%	0.55%	to	2.85%	2.91%	to	5.35%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2016	2,615	$11.24130	to	$26.00664	$50,429	0.00%	0.55%	to	2.85%	2.57%	to	5.00%
December 31, 2015	2,625	$10.74493	to	$25.11237	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%
December 31, 2014	3,234	$11.25817	to	$23.25943	$55,756	0.00%	0.55%	to	2.85%	7.44%	to	12.47%
December 31, 2013	2,199	$12.76835	to	$21.44225	$34,850	0.00%	0.85%	to	2.85%	30.12%	to	35.45%
December 31, 2012	2,543	$10.10909	to	$16.00178	$30,012	0.37%	0.85%	to	2.85%	9.06%	to	11.31%

	AST MFS Growth Portfolio
December 31, 2016	776	$10.63355	to	$22.65541	$13,999	0.00%	0.55%	to	2.70%	-0.83%	to	1.35%
December 31, 2015	737	$10.52964	to	$22.66308	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%
December 31, 2014	918	$11.13384	to	$21.54740	$15,865	0.00%	0.55%	to	2.85%	5.61%	to	11.72%
December 31, 2013	920	$12.75859	to	$20.20752	$14,885	0.00%	0.55%	to	2.85%	29.91%	to	35.95%
December 31, 2012	894	$10.71705	to	$15.06982	$10,768	0.00%	0.55%	to	2.85%	13.74%	to	16.44%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2016	1,524	$11.35231	to	$30.61307	$31,209	0.00%	0.55%	to	2.85%	14.87%	to	17.58%
December 31, 2015	1,466	$9.68512	to	$26.39664	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%
December 31, 2014	1,563	$11.02363	to	$28.51908	$29,899	0.00%	0.55%	to	2.85%	10.42%	to	13.62%
December 31, 2013	1,439	$12.86338	to	$25.44872	$24,541	0.00%	0.55%	to	2.85%	31.13%	to	41.23%
December 31, 2012	1,289	$10.77542	to	$18.27003	$15,762	0.94%	1.00%	to	2.85%	13.78%	to	15.97%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2016	1,750	$9.24531	to	$12.02965	$17,746	0.00%	0.55%	to	2.45%	-0.85%	to	1.08%
December 31, 2015	1,644	$9.32415	to	$11.97203	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%
December 31, 2014	1,681	$9.51233	to	$12.05162	$17,126	0.00%	0.55%	to	2.85%	-2.94%	to	-0.65%
December 31, 2013	1,729	$9.60905	to	$12.20183	$18,000	0.00%	0.55%	to	2.85%	-4.96%	to	-2.71%
December 31, 2012	1,961	$10.11087	to	$12.61643	$21,292	1.30%	0.55%	to	2.85%	1.71%	to	4.12%

	AST QMA US Equity Alpha Portfolio
December 31, 2016	1,042	$11.82308	to	$29.10267	$22,155	0.00%	0.55%	to	2.45%	12.04%	to	14.21%
December 31, 2015	945	$10.38891	to	$25.83362	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%
December 31, 2014	1,016	$11.24219	to	$25.55053	$19,184	0.00%	0.55%	to	2.45%	11.83%	to	16.57%
December 31, 2013	652	$12.26676	to	$22.22337	$10,686	0.00%	0.55%	to	2.45%	24.92%	to	31.70%
December 31, 2012	567	$10.38147	to	$17.10866	$7,120	0.71%	1.00%	to	2.45%	15.89%	to	17.63%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2016	2,692	$8.11025	to	$13.86822	$26,931	0.00%	0.55%	to	2.70%	21.26%	to	23.93%
December 31, 2015	2,763	$6.56393	to	$11.28433	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%
December 31, 2014	2,902	$8.19862	to	$14.17056	$29,775	0.00%	0.55%	to	2.70%	-14.29%	to	-8.86%
December 31, 2013	2,809	$9.02327	to	$15.67993	$32,012	0.00%	0.55%	to	2.70%	12.14%	to	14.75%
December 31, 2012	2,964	$7.88745	to	$13.79902	$29,950	0.40%	0.85%	to	2.85%	0.66%	to	2.74%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2016	75,755	$12.17840	to	$18.25044	$1,092,303	0.00%	0.55%	to	2.85%	4.49%	to	6.95%
December 31, 2015	75,978	$11.49045	to	$17.30044	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%
December 31, 2014	58,768	$11.65463	to	$17.63046	$826,924	0.00%	0.55%	to	2.85%	2.86%	to	5.30%
December 31, 2013	55,047	$11.16935	to	$16.97618	$752,863	0.00%	0.55%	to	2.85%	12.85%	to	16.19%
December 31, 2012	45,662	$10.69535	to	$14.81356	$550,692	1.21%	0.55%	to	2.85%	10.26%	to	12.87%

	AST MFS Global Equity Portfolio
December 31, 2016	1,738	$10.64809	to	$21.79721	$28,494	0.00%	0.55%	to	2.85%	4.07%	to	6.52%
December 31, 2015	1,697	$10.02712	to	$20.74591	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%
December 31, 2014	1,465	$10.30110	to	$21.46497	$23,599	0.00%	0.55%	to	2.70%	0.83%	to	3.06%
December 31, 2013	1,354	$11.84660	to	$21.11684	$21,373	0.00%	0.55%	to	2.55%	20.29%	to	26.93%
December 31, 2012	1,169	$10.68753	to	$16.86736	$14,767	1.03%	0.55%	to	2.55%	20.01%	to	22.40%

	AST J.P. Morgan International Equity Portfolio
December 31, 2016	1,912	$9.79665	to	$15.09703	$21,272	0.00%	0.55%	to	2.70%	-0.81%	to	1.37%
December 31, 2015	1,946	$9.78367	to	$15.09904	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%
December 31, 2014	2,075	$10.24610	to	$15.83614	$24,026	0.00%	0.55%	to	2.70%	-8.89%	to	-6.88%
December 31, 2013	1,941	$11.13965	to	$17.24255	$24,368	0.00%	0.55%	to	2.70%	12.25%	to	14.73%
December 31, 2012	1,788	$9.83010	to	$15.23803	$19,759	1.65%	0.55%	to	2.70%	18.61%	to	21.24%
A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Templeton Global Bond Portfolio
December 31, 2016	1,412	$9.08437	to	$12.33854	$14,302	0.00%	0.55%	to	2.85%	1.39%	to	3.78%
December 31, 2015	1,447	$8.95975	to	$11.95898	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%
December 31, 2014	1,535	$9.60847	to	$12.68214	$16,052	0.00%	0.55%	to	2.85%	-2.31%	to	0.00%
December 31, 2013	1,540	$9.69586	to	$12.75701	$16,326	0.00%	0.55%	to	2.85%	-6.50%	to	-3.21%
December 31, 2012	1,571	$10.32374	to	$13.40697	$17,671	2.33%	0.55%	to	2.85%	2.22%	to	4.65%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2016	10,414	$11.33122	to	$18.45448	$126,793	0.00%	0.55%	to	2.85%	3.50%	to	5.94%
December 31, 2015	10,527	$10.94847	to	$17.66125	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%
December 31, 2014	10,289	$11.34142	to	$18.12031	$122,371	0.00%	0.55%	to	2.85%	2.50%	to	4.92%
December 31, 2013	6,836	$11.11097	to	$17.50990	$78,530	0.00%	0.55%	to	2.70%	14.98%	to	19.84%
December 31, 2012	4,100	$9.51705	to	$14.81394	$39,950	0.26%	0.55%	to	2.55%	8.24%	to	10.40%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2016	41,918	$12.77860	to	$19.09374	$614,943	0.00%	0.55%	to	2.85%	3.80%	to	6.25%
December 31, 2015	41,418	$12.13656	to	$18.21974	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%
December 31, 2014	40,109	$12.24977	to	$18.47645	$573,414	0.00%	0.55%	to	2.85%	3.95%	to	6.41%
December 31, 2013	35,937	$11.61737	to	$17.60529	$491,952	0.00%	0.55%	to	2.85%	17.67%	to	22.00%
December 31, 2012	29,648	$10.23320	to	$14.63036	$337,551	0.79%	0.55%	to	2.85%	10.48%	to	13.10%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2016	24,273	$10.85058	to	$15.40048	$297,040	0.00%	0.55%	to	2.85%	3.31%	to	5.75%
December 31, 2015	26,419	$10.35394	to	$14.76472	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%
December 31, 2014	30,392	$10.85572	to	$15.55329	$375,742	0.00%	0.55%	to	2.85%	0.86%	to	3.25%
December 31, 2013	32,209	$10.61030	to	$15.27338	$391,356	0.00%	0.55%	to	2.85%	6.84%	to	9.37%
December 31, 2012	30,993	$10.16034	to	$14.15903	$348,773	0.98%	0.55%	to	2.85%	9.35%	to	11.95%

	AST Balanced Asset Allocation Portfolio
December 31, 2016	50,063	$12.23487	to	$17.58870	$708,457	0.00%	0.55%	to	2.85%	3.28%	to	5.71%
December 31, 2015	51,044	$11.67893	to	$16.86850	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%
December 31, 2014	51,425	$11.79468	to	$17.11604	$711,536	0.00%	0.55%	to	2.85%	3.49%	to	5.94%
December 31, 2013	50,339	$11.23550	to	$16.38146	$670,129	0.00%	0.55%	to	2.85%	13.49%	to	17.00%
December 31, 2012	45,923	$10.33901	to	$14.19558	$532,182	0.91%	0.55%	to	2.85%	9.26%	to	11.86%

	AST Preservation Asset Allocation Portfolio
December 31, 2016	35,110	$11.32357	to	$15.27370	$457,043	0.00%	0.55%	to	2.85%	2.53%	to	4.95%
December 31, 2015	36,445	$10.88817	to	$14.75560	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%
December 31, 2014	37,987	$11.03255	to	$15.02176	$486,778	0.00%	0.55%	to	2.85%	2.76%	to	5.19%
December 31, 2013	38,187	$10.58368	to	$14.47848	$473,775	0.00%	0.55%	to	2.85%	6.10%	to	8.61%
December 31, 2012	36,655	$10.51490	to	$13.51575	$426,840	1.09%	0.85%	to	2.85%	7.22%	to	9.44%

	AST FI Pyramis Quantitative Portfolio
December 31, 2016	28,026	$11.35465	to	$16.70324	$362,213	0.00%	0.55%	to	2.85%	1.29%	to	3.68%
December 31, 2015	27,216	$10.84576	to	$16.33350	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%
December 31, 2014	25,768	$11.02409	to	$16.48864	$332,704	0.00%	0.55%	to	2.85%	0.21%	to	2.58%
December 31, 2013	25,294	$10.97054	to	$16.29666	$324,399	0.00%	0.55%	to	2.85%	11.49%	to	14.13%
December 31, 2012	21,670	$9.81278	to	$14.47747	$248,028	1.87%	0.85%	to	2.85%	7.48%	to	9.69%

	AST Prudential Growth Allocation Portfolio
December 31, 2016	44,092	$12.05904	to	$18.73700	$649,227	0.00%	0.55%	to	2.85%	6.96%	to	9.49%
December 31, 2015	44,717	$10.77894	to	$17.35014	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%
December 31, 2014	26,712	$11.13285	to	$17.79750	$372,174	0.00%	0.55%	to	2.85%	6.09%	to	8.60%
December 31, 2013	23,646	$10.46525	to	$16.61628	$309,204	0.00%	0.55%	to	2.85%	13.69%	to	16.38%
December 31, 2012	19,406	$9.17966	to	$14.47559	$222,116	1.26%	0.55%	to	2.85%	9.70%	to	12.30%

	AST Advanced Strategies Portfolio
December 31, 2016	42,484	$12.19811	to	$18.75315	$612,274	0.00%	0.55%	to	2.85%	4.06%	to	6.52%
December 31, 2015	43,453	$11.55605	to	$17.84949	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%
December 31, 2014	43,576	$11.63271	to	$18.05257	$607,973	0.00%	0.55%	to	2.85%	3.08%	to	5.52%
December 31, 2013	40,149	$11.12429	to	$17.34521	$545,108	0.00%	0.55%	to	2.85%	12.52%	to	15.92%
December 31, 2012	31,622	$10.48694	to	$15.17148	$379,954	1.27%	0.55%	to	2.85%	10.40%	to	13.02%

A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2016	3,130	$10.69163	to	$27.05680	$63,382	0.00%	0.55%	to	2.85%	-0.22%	to	2.13%
December 31, 2015	3,269	$10.50087	to	$26.85854	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%
December 31, 2014	3,053	$11.22522	to	$24.98767	$57,338	0.00%	0.55%	to	2.85%	5.26%	to	13.35%
December 31, 2013	3,040	$13.54255	to	$23.51273	$53,672	0.00%	0.55%	to	2.85%	37.92%	to	43.23%
December 31, 2012	2,773	$10.57497	to	$16.64347	$34,617	0.00%	0.55%	to	2.85%	14.23%	to	16.94%

	AST Government Money Market Portfolio
December 31, 2016	2,162	$8.25372	to	$9.90066	$19,816	0.00%	0.55%	to	2.55%	-2.48%	to	-0.56%
December 31, 2015	1,773	$8.45871	to	$9.97360	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%
December 31, 2014	1,793	$8.67962	to	$10.08368	$16,760	0.00%	0.55%	to	2.85%	-2.85%	to	-0.47%
December 31, 2013	1,861	$8.90088	to	$10.20011	$17,661	0.00%	0.55%	to	2.85%	-2.85%	to	-0.55%
December 31, 2012	2,056	$9.12800	to	$10.31714	$19,917	0.01%	0.85%	to	2.85%	-2.85%	to	-0.85%

	AST Small-Cap Growth Portfolio
December 31, 2016	1,134	$10.70280	to	$27.59069	$22,257	0.00%	0.55%	to	2.85%	8.89%	to	11.46%
December 31, 2015	1,209	$9.63677	to	$25.09686	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%
December 31, 2014	1,093	$10.96730	to	$25.38680	$19,789	0.00%	0.55%	to	2.85%	0.86%	to	10.75%
December 31, 2013	1,115	$12.40268	to	$24.92978	$19,844	0.00%	0.55%	to	2.85%	26.69%	to	34.43%
December 31, 2012	1,036	$9.69125	to	$14.02211	$13,871	0.00%	0.55%	to	2.85%	8.97%	to	11.56%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2016	16,578	$9.86820	to	$14.42933	$188,386	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2015	17,618	$9.60692	to	$14.00299	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%
December 31, 2014	20,088	$9.95820	to	$14.46916	$231,464	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2013	21,555	$9.69455	to	$14.04141	$242,502	0.00%	0.55%	to	2.85%	-4.63%	to	-2.38%
December 31, 2012	21,225	$10.83456	to	$14.46865	$247,468	2.51%	0.55%	to	2.85%	6.20%	to	8.72%

	AST International Value Portfolio
December 31, 2016	1,019	$8.97706	to	$14.67838	$11,047	0.00%	0.55%	to	2.70%	-2.13%	to	0.03%
December 31, 2015	978	$9.08106	to	$14.87771	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%
December 31, 2014	788	$9.38850	to	$15.04489	$8,945	0.00%	0.55%	to	2.70%	-9.22%	to	-6.37%
December 31, 2013	729	$10.31966	to	$16.44049	$8,992	0.00%	0.85%	to	2.70%	16.24%	to	18.45%
December 31, 2012	706	$8.75042	to	$14.02985	$7,387	2.13%	1.15%	to	2.70%	13.52%	to	15.35%

	AST International Growth Portfolio
December 31, 2016	1,400	$9.09349	to	$15.54838	$15,906	0.00%	0.55%	to	2.55%	-6.17%	to	-4.31%
December 31, 2015	1,421	$9.57312	to	$16.47336	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%
December 31, 2014	1,493	$9.40169	to	$16.28200	$17,534	0.00%	0.55%	to	2.85%	-8.22%	to	-2.22%
December 31, 2013	1,396	$10.08092	to	$17.57026	$17,591	0.00%	0.85%	to	2.85%	15.66%	to	18.04%
December 31, 2012	1,205	$8.57742	to	$15.04565	$12,832	0.99%	0.85%	to	2.85%	16.93%	to	19.34%

	NVIT Developing Markets Fund (Expired August 5, 2016)
December 31, 2016	—	$12.15000	to	$12.63724	$—	2.34%	1.40%	to	1.75%	9.50%	to	9.73%
December 31, 2015	51	$11.03659	to	$11.51683	$583	1.05%	1.40%	to	1.80%	-17.80%	to	-17.48%
December 31, 2014	48	$13.42653	to	$13.95567	$666	0.79%	1.40%	to	1.80%	-7.51%	to	-7.15%
December 31, 2013	47	$14.51720	to	$15.02994	$692	0.92%	1.40%	to	1.80%	-1.74%	to	-1.35%
December 31, 2012	44	$14.77377	to	$15.23556	$665	0.10%	1.40%	to	1.80%	14.71%	to	15.17%

	AST Investment Grade Bond Portfolio
December 31, 2016	18,562	$10.15962	to	$16.26761	$239,554	0.00%	0.55%	to	2.25%	1.87%	to	3.63%
December 31, 2015	17,268	$9.94319	to	$15.79047	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%
December 31, 2014	4,188	$10.03301	to	$15.78694	$55,403	0.00%	0.85%	to	2.25%	4.33%	to	5.82%
December 31, 2013	3,598	$9.58248	to	$14.96161	$45,743	0.00%	0.55%	to	2.25%	-5.36%	to	-3.72%
December 31, 2012	20,929	$11.79750	to	$15.63108	$272,251	1.38%	0.55%	to	2.25%	6.94%	to	8.80%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2016	5,382	$10.36504	to	$13.38950	$65,782	0.00%	0.55%	to	2.85%	2.16%	to	4.57%
December 31, 2015	5,181	$9.94275	to	$12.86080	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%
December 31, 2014	4,880	$10.27737	to	$12.83064	$57,740	0.00%	0.55%	to	2.85%	3.00%	to	6.61%
December 31, 2013	4,456	$9.72854	to	$12.10414	$50,085	0.00%	0.55%	to	2.85%	-4.30%	to	-2.03%
December 31, 2012	3,920	$11.03135	to	$12.52719	$45,582	3.20%	0.55%	to	2.85%	4.77%	to	7.26%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2018
December 31, 2016	1,049	$10.84927	to	$11.59135	$11,811	0.00%	1.90%	to	2.85%	-1.28%	to	-0.32%
December 31, 2015	1,389	$10.99000	to	$13.25498	$15,819	0.00%	1.90%	to	2.85%	-2.06%	to	-1.07%
December 31, 2014	1,578	$11.22140	to	$13.39820	$18,217	0.00%	1.90%	to	2.85%	-0.26%	to	0.75%
December 31, 2013	1,883	$11.25098	to	$13.29882	$21,676	0.00%	1.90%	to	2.85%	-5.90%	to	-4.95%
December 31, 2012	1,799	$11.95683	to	$13.99125	$21,894	0.49%	1.90%	to	2.85%	2.70%	to	3.74%

	AST Bond Portfolio 2019
December 31, 2016	104	$11.20016	to	$11.84192	$1,210	0.00%	1.90%	to	2.70%	-1.29%	to	-0.48%
December 31, 2015	111	$11.24496	to	$13.16031	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%
December 31, 2014	95	$11.45215	to	$13.30075	$1,131	0.00%	1.90%	to	2.85%	1.29%	to	2.28%
December 31, 2013	159	$11.30601	to	$13.03100	$1,846	0.00%	1.90%	to	2.85%	-7.54%	to	-6.64%
December 31, 2012	183	$12.22857	to	$13.98700	$2,283	0.31%	1.90%	to	2.85%	2.84%	to	3.85%

	AST Global Real Estate Portfolio
December 31, 2016	557	$10.05235	to	$21.13691	$8,056	0.00%	0.55%	to	2.85%	-1.97%	to	0.34%
December 31, 2015	571	$10.05428	to	$21.35711	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
December 31, 2014	606	$10.85387	to	$21.79318	$9,050	0.00%	0.55%	to	2.85%	7.71%	to	13.30%
December 31, 2013	614	$10.08073	to	$19.50272	$8,308	0.00%	0.85%	to	2.85%	1.37%	to	3.46%
December 31, 2012	547	$10.79040	to	$19.05468	$7,170	1.45%	1.00%	to	2.85%	23.19%	to	25.55%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2016	2,293	$7.69657	to	$13.29600	$20,397	0.00%	0.55%	to	2.85%	9.17%	to	11.74%
December 31, 2015	2,518	$6.90859	to	$12.06351	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%
December 31, 2014	2,742	$8.36743	to	$14.76931	$26,823	0.00%	0.55%	to	2.85%	-7.40%	to	-5.21%
December 31, 2013	2,763	$8.85375	to	$15.79714	$28,800	0.00%	0.55%	to	2.85%	-2.63%	to	-0.33%
December 31, 2012	2,458	$8.90982	to	$16.06935	$26,031	1.10%	0.55%	to	2.85%	14.56%	to	17.28%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2016	1,476	$12.12221	to	$28.98016	$30,919	0.00%	0.55%	to	2.70%	20.96%	to	23.63%
December 31, 2015	1,530	$9.84065	to	$23.76601	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%
December 31, 2014	1,619	$10.75944	to	$25.63821	$30,102	0.00%	0.55%	to	2.70%	4.30%	to	7.79%
December 31, 2013	1,579	$12.69230	to	$24.38308	$28,052	0.00%	0.55%	to	2.70%	29.72%	to	38.05%
December 31, 2012	1,525	$10.52515	to	$17.90792	$19,892	0.48%	0.55%	to	2.70%	12.56%	to	15.05%

	AST Schroders Global Tactical Portfolio
December 31, 2016	32,047	$10.34722	to	$18.46553	$452,395	0.00%	0.55%	to	2.85%	3.78%	to	6.23%
December 31, 2015	33,211	$9.85594	to	$17.62315	$448,405	0.00%	0.55%	to	2.85%	-3.77%	to	-1.49%
December 31, 2014	20,067	$11.73808	to	$18.13826	$281,553	0.00%	0.55%	to	2.85%	2.84%	to	5.28%
December 31, 2013	18,974	$11.25123	to	$17.46806	$258,398	0.00%	0.55%	to	2.85%	13.73%	to	17.41%
December 31, 2012	15,190	$9.90321	to	$15.08440	$179,781	0.45%	0.55%	to	2.85%	12.59%	to	15.27%

	AST RCM World Trends Portfolio
December 31, 2016	31,176	$11.18774	to	$15.65000	$391,848	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	31,704	$10.92944	to	$15.22173	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%
December 31, 2014	27,104	$11.21041	to	$15.54433	$341,955	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	25,218	$10.83902	to	$15.07275	$310,506	0.00%	0.55%	to	2.85%	9.24%	to	11.82%
December 31, 2012	21,004	$9.89825	to	$13.66670	$235,725	0.52%	0.55%	to	2.85%	7.13%	to	9.68%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2016	13,671	$11.85459	to	$17.72985	$185,732	0.00%	0.55%	to	2.85%	2.23%	to	4.64%
December 31, 2015	12,956	$11.43224	to	$17.17857	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%
December 31, 2014	12,870	$11.72319	to	$17.69896	$177,267	0.00%	0.55%	to	2.85%	3.33%	to	5.78%
December 31, 2013	12,110	$11.18390	to	$16.96442	$161,361	0.00%	0.55%	to	2.85%	12.87%	to	15.64%
December 31, 2012	9,458	$10.49066	to	$14.87346	$111,417	0.43%	0.55%	to	2.85%	10.34%	to	12.96%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2016	14,821	$10.93448	to	$15.11310	$179,412	0.00%	0.55%	to	2.85%	2.26%	to	4.68%
December 31, 2015	14,934	$10.54112	to	$14.63787	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%
December 31, 2014	15,715	$10.79436	to	$15.06034	$190,576	0.00%	0.55%	to	2.85%	1.08%	to	3.47%
December 31, 2013	14,493	$10.52772	to	$14.75766	$174,100	0.00%	0.55%	to	2.85%	6.36%	to	9.22%
December 31, 2012	12,412	$10.28497	to	$13.69989	$139,813	0.56%	0.55%	to	2.85%	6.99%	to	9.52%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Services
December 31, 2016	8	$21.96359	to	$21.96359	$173	0.00%	1.50%	to	1.50%	2.65%	to	2.65%
December 31, 2015	11	$21.39661	to	$21.39661	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%
December 31, 2014	13	$20.74470	to	$20.74470	$279	0.00%	0.55%	to	1.50%	10.80%	to	11.84%
December 31, 2013	21	$18.72284	to	$20.07642	$388	0.26%	0.55%	to	1.50%	37.80%	to	39.10%
December 31, 2012	24	$13.58666	to	$13.58666	$330	0.00%	1.50%	to	1.50%	20.29%	to	20.29%

	ProFund VP Consumer Goods Portfolio
December 31, 2016	14	$17.02147	to	$17.61149	$243	1.10%	1.50%	to	1.90%	1.62%	to	2.02%
December 31, 2015	7	$17.26330	to	$17.26330	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%
December 31, 2014	8	$16.82194	to	$16.82194	$134	0.70%	0.55%	to	1.50%	8.60%	to	9.62%
December 31, 2013	14	$15.49003	to	$15.49003	$221	0.86%	1.50%	to	1.50%	26.55%	to	26.55%
December 31, 2012	25	$12.23984	to	$12.23984	$310	0.87%	1.50%	to	1.50%	9.22%	to	9.22%

	ProFund VP Financials
December 31, 2016	27	$10.51915	to	$18.12837	$308	0.36%	0.55%	to	1.90%	13.17%	to	14.69%
December 31, 2015	32	$9.29459	to	$15.80683	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%
December 31, 2014	33	$9.87092	to	$9.87092	$323	0.21%	0.55%	to	2.10%	10.59%	to	12.30%
December 31, 2013	46	$8.58077	to	$8.87284	$409	0.43%	1.50%	to	2.10%	29.36%	to	30.13%
December 31, 2012	69	$6.63308	to	$6.81861	$469	0.10%	1.50%	to	2.10%	22.16%	to	22.88%

	ProFund VP Health Care
December 31, 2016	10	$19.82736	to	$21.66260	$197	0.00%	0.55%	to	1.90%	-5.84%	to	-4.58%
December 31, 2015	16	$21.70136	to	$22.70228	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%
December 31, 2014	17	$20.97331	to	$20.97331	$347	0.08%	0.55%	to	2.10%	21.16%	to	23.02%
December 31, 2013	23	$16.64400	to	$17.20941	$399	0.35%	1.50%	to	2.10%	36.88%	to	37.69%
December 31, 2012	30	$12.15913	to	$12.49836	$375	0.39%	1.50%	to	2.10%	14.98%	to	15.67%

	ProFund VP Industrials
December 31, 2016	32	$15.14941	to	$15.67529	$493	0.17%	1.50%	to	1.90%	15.36%	to	15.81%
December 31, 2015	17	$13.13225	to	$13.53497	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%
December 31, 2014	20	$13.85579	to	$14.22444	$283	0.27%	1.50%	to	1.90%	3.61%	to	4.02%
December 31, 2013	19	$13.67512	to	$13.67512	$255	0.55%	1.50%	to	1.50%	36.15%	to	36.15%
December 31, 2012	31	$10.04439	to	$10.04439	$315	0.26%	1.50%	to	1.50%	14.09%	to	14.09%

	ProFund VP Mid-Cap Growth
December 31, 2016	18	$16.58032	to	$17.15610	$304	0.00%	1.50%	to	1.90%	10.78%	to	11.21%
December 31, 2015	6	$15.42651	to	$15.42651	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%
December 31, 2014	3	$15.61362	to	$15.61362	$42	0.00%	0.55%	to	2.10%	3.71%	to	5.31%
December 31, 2013	6	$14.47394	to	$14.96601	$90	0.00%	1.50%	to	2.10%	27.84%	to	28.60%
December 31, 2012	10	$11.32177	to	$11.63796	$119	0.00%	1.50%	to	2.10%	13.00%	to	13.67%

	ProFund VP Mid-Cap Value
December 31, 2016	15	$16.28797	to	$16.85314	$245	0.11%	1.50%	to	1.90%	22.03%	to	22.51%
December 31, 2015	1	$13.75676	to	$13.75676	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%
December 31, 2014	2	$15.21446	to	$15.21446	$30	0.12%	1.50%	to	1.50%	8.56%	to	8.56%
December 31, 2013	4	$14.01527	to	$14.01527	$54	0.34%	1.50%	to	1.50%	30.21%	to	30.21%
December 31, 2012	6	$10.76386	to	$10.76386	$70	0.15%	1.50%	to	1.50%	14.84%	to	14.84%

	ProFund VP Real Estate
December 31, 2016	9	$12.74071	to	$12.74071	$116	1.77%	1.50%	to	1.50%	4.17%	to	4.17%
December 31, 2015	10	$11.86730	to	$17.45217	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%
December 31, 2014	13	$12.05366	to	$12.37455	$155	1.51%	0.55%	to	1.90%	22.69%	to	24.33%
December 31, 2013	14	$9.82468	to	$10.04669	$144	1.36%	1.50%	to	1.90%	-1.77%	to	-1.39%
December 31, 2012	14	$10.00220	to	$10.18798	$144	2.57%	1.50%	to	1.90%	14.98%	to	15.44%

	ProFund VP Small-Cap Growth
December 31, 2016	11	$18.44774	to	$19.08796	$209	0.00%	1.50%	to	1.90%	18.00%	to	18.46%
December 31, 2015	6	$16.11320	to	$16.11320	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%
December 31, 2014	3	$16.16532	to	$16.16532	$55	0.00%	1.50%	to	1.50%	0.66%	to	0.66%
December 31, 2013	5	$16.05873	to	$18.52593	$87	0.00%	0.55%	to	1.50%	38.35%	to	39.65%
December 31, 2012	3	$11.60725	to	$11.60725	$32	0.00%	1.50%	to	1.50%	10.82%	to	10.82%
A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Small-Cap Value
December 31, 2016	4	$17.37561	to	$20.64982	$69	0.00%	0.55%	to	1.90%	26.38%	to	28.07%
December 31, 2015	5	$14.16986	to	$16.12404	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%
December 31, 2014	1	$15.68046	to	$15.68046	$15	0.00%	0.55%	to	1.50%	4.25%	to	5.23%
December 31, 2013	1	$15.04112	to	$16.79752	$15	0.22%	0.55%	to	1.50%	35.64%	to	36.92%
December 31, 2012	2	$11.08892	to	$11.08892	$20	0.00%	1.50%	to	1.50%	14.44%	to	14.44%

	ProFund VP Telecommunications
December 31, 2016	5	$13.25050	to	$13.25050	$61	1.62%	1.50%	to	1.50%	19.86%	to	19.86%
December 31, 2015	7	$11.05472	to	$11.05472	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%
December 31, 2014	9	$11.05227	to	$11.05227	$102	4.37%	0.55%	to	1.50%	-0.92%	to	0.01%
December 31, 2013	16	$11.15492	to	$11.15492	$174	2.94%	1.50%	to	1.50%	10.41%	to	10.41%
December 31, 2012	24	$10.10290	to	$10.10290	$247	4.12%	1.50%	to	1.50%	14.79%	to	14.79%

	ProFund VP Utilities
December 31, 2016	6	$13.14563	to	$13.60181	$83	1.65%	1.50%	to	1.90%	12.94%	to	13.38%
December 31, 2015	7	$11.99668	to	$16.60493	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%
December 31, 2014	9	$13.00966	to	$13.00966	$115	1.72%	0.55%	to	1.90%	23.54%	to	25.19%
December 31, 2013	18	$10.25797	to	$10.48966	$184	2.59%	1.50%	to	1.90%	11.20%	to	11.64%
December 31, 2012	23	$9.22480	to	$9.39609	$212	2.71%	1.50%	to	1.90%	-1.73%	to	-1.34%

	ProFund VP Large-Cap Growth
December 31, 2016	9	$15.83231	to	$16.38129	$148	0.05%	1.50%	to	1.90%	3.06%	to	3.47%
December 31, 2015	17	$15.83242	to	$15.83242	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%
December 31, 2014	7	$15.48812	to	$15.48812	$103	0.12%	1.50%	to	2.10%	10.61%	to	11.26%
December 31, 2013	3	$13.46336	to	$16.49009	$48	0.39%	0.55%	to	2.10%	27.98%	to	29.95%
December 31, 2012	5	$10.52001	to	$10.81361	$49	0.07%	1.50%	to	2.10%	10.40%	to	11.05%

	ProFund VP Large-Cap Value
December 31, 2016	10	$13.06339	to	$13.51639	$133	1.16%	1.50%	to	1.90%	13.28%	to	13.73%
December 31, 2015	12	$11.88471	to	$11.88471	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%
December 31, 2014	3	$12.66256	to	$12.66256	$40	0.65%	1.50%	to	1.50%	8.84%	to	8.84%
December 31, 2013	6	$11.63395	to	$11.63395	$73	0.88%	1.50%	to	1.50%	27.97%	to	27.97%
December 31, 2012	8	$9.09087	to	$9.09087	$75	0.76%	1.50%	to	1.50%	13.71%	to	13.71%

	AST Bond Portfolio 2020
December 31, 2016	321	$11.16138	to	$12.32424	$3,882	0.00%	1.90%	to	2.85%	-0.94%	to	0.06%
December 31, 2015	365	$10.96546	to	$12.32133	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%
December 31, 2014	282	$11.03272	to	$12.37107	$3,446	0.00%	1.90%	to	2.85%	3.13%	to	4.14%
December 31, 2013	380	$10.61606	to	$11.87901	$4,467	0.00%	1.30%	to	2.85%	-9.18%	to	-7.72%
December 31, 2012	11	$11.60016	to	$12.95314	$135	0.58%	1.30%	to	2.55%	3.67%	to	4.95%

	AST Boston Partners Large-Cap Value Portfolio
December 31, 2016	662	$10.68884	to	$18.29792	$10,549	0.00%	0.55%	to	2.45%	10.97%	to	13.12%
December 31, 2015	619	$9.46149	to	$16.24741	$8,869	0.00%	0.55%	to	2.45%	-7.10%	to	4.05%
December 31, 2014	717	$13.25293	to	$17.10034	$10,969	0.00%	0.55%	to	2.45%	7.56%	to	9.66%
December 31, 2013	694	$12.19594	to	$15.68669	$9,817	0.00%	0.55%	to	2.45%	24.20%	to	30.71%
December 31, 2012	557	$9.54913	to	$12.07266	$6,101	0.42%	0.55%	to	2.45%	10.46%	to	12.61%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2016	1,031	$10.43078	to	$20.20390	$18,697	0.00%	0.55%	to	2.70%	-4.12%	to	-2.01%
December 31, 2015	1,078	$10.67760	to	$20.70893	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%
December 31, 2014	972	$11.27625	to	$18.90555	$16,897	0.00%	0.55%	to	2.70%	6.55%	to	13.75%
December 31, 2013	879	$13.00723	to	$17.33075	$14,245	0.00%	0.55%	to	2.70%	32.55%	to	35.74%
December 31, 2012	876	$10.54999	to	$12.84306	$10,610	0.00%	0.55%	to	2.70%	12.07%	to	14.55%

	AST Bond Portfolio 2017
December 31, 2016	1,139	$10.41536	to	$11.12803	$12,456	0.00%	1.90%	to	2.85%	-1.72%	to	-0.76%
December 31, 2015	1,166	$10.59734	to	$11.21325	$12,879	0.00%	1.90%	to	2.85%	-2.69%	to	-1.74%
December 31, 2014	991	$10.89015	to	$11.41153	$11,150	0.00%	1.90%	to	2.85%	-1.46%	to	-0.50%
December 31, 2013	1,177	$11.05171	to	$11.46858	$13,346	0.00%	1.90%	to	2.85%	-4.85%	to	-3.92%
December 31, 2012	1,847	$11.61498	to	$11.93630	$21,847	0.52%	1.90%	to	2.85%	2.12%	to	3.12%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2021
December 31, 2016	892	$12.00379	to	$13.26576	$11,124	0.00%	1.75%	to	2.85%	-0.87%	to	0.28%
December 31, 2015	1,175	$12.10885	to	$13.22852	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%
December 31, 2014	1,066	$12.24566	to	$13.22419	$13,414	0.00%	1.75%	to	2.85%	4.61%	to	5.83%
December 31, 2013	732	$11.70587	to	$12.61919	$8,756	0.00%	1.50%	to	2.85%	-9.65%	to	-8.38%
December 31, 2012	2,129	$12.95637	to	$13.85470	$28,167	0.78%	1.30%	to	2.85%	3.75%	to	5.42%

	Wells Fargo VT International Equity Portfolio (Class 1)
December 31, 2016	3	$15.39826	to	$15.39826	$40	3.17%	1.75%	to	1.75%	1.48%	to	1.48%
December 31, 2015	3	$15.17320	to	$15.63069	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%
December 31, 2014	3	$15.09234	to	$15.50925	$42	3.01%	1.50%	to	1.75%	-6.93%	to	-6.70%
December 31, 2013	3	$16.21604	to	$16.62307	$52	0.95%	1.50%	to	1.75%	17.88%	to	18.17%
December 31, 2012	16	$13.75687	to	$14.06753	$220	1.65%	1.50%	to	1.75%	11.72%	to	12.00%

	Wells Fargo VT Omega Growth Portfolio (Class 1)
December 31, 2016	107	$3.01298	to	$3.11887	$322	0.00%	1.50%	to	1.75%	-0.96%	to	-0.72%
December 31, 2015	106	$3.04226	to	$3.14141	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%
December 31, 2014	106	$3.04612	to	$3.13770	$324	0.00%	1.50%	to	1.75%	2.30%	to	2.55%
December 31, 2013	107	$2.97767	to	$3.05971	$318	0.32%	1.50%	to	1.75%	37.81%	to	38.15%
December 31, 2012	169	$2.16078	to	$2.21481	$365	0.00%	1.50%	to	1.75%	18.68%	to	18.97%

	Wells Fargo VT Small Cap Value Portfolio (Expired April 29, 2016)
December 31, 2016	—	$13.26039	to	$13.45075	$—	0.65%	1.50%	to	1.75%	6.89%	to	6.97%
December 31, 2015	4	$12.40617	to	$12.57408	$50	0.57%	1.50%	to	1.75%	-11.89%	to	-11.67%
December 31, 2014	4	$14.07991	to	$14.23536	$62	0.62%	1.50%	to	1.75%	2.83%	to	3.09%
December 31, 2013	5	$13.69207	to	$13.80927	$65	0.95%	1.50%	to	1.75%	13.05%	to	13.33%
December 31, 2012	5	$12.11133	to	$12.18494	$63	1.15%	1.50%	to	1.75%	12.36%	to	12.64%

	AST Bond Portfolio 2022
December 31, 2016	721	$11.28145	to	$11.95917	$8,478	0.00%	1.90%	to	2.85%	-1.07%	to	-0.10%
December 31, 2015	924	$11.40334	to	$12.35246	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%
December 31, 2014	815	$11.49686	to	$12.25614	$9,669	0.00%	1.30%	to	2.85%	7.22%	to	8.95%
December 31, 2013	1,150	$10.72225	to	$11.24906	$12,611	0.00%	1.30%	to	2.85%	-12.32%	to	-10.90%
December 31, 2012	1,737	$12.22859	to	$12.62575	$21,559	0.03%	1.30%	to	2.85%	2.83%	to	4.49%

	AST Quantitative Modeling Portfolio
December 31, 2016	1,960	$10.66032	to	$13.70085	$24,699	0.00%	0.55%	to	2.40%	3.84%	to	5.74%
December 31, 2015	1,494	$10.11339	to	$12.95739	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%
December 31, 2014	471	$10.54716	to	$13.00950	$5,511	0.00%	0.55%	to	2.15%	4.26%	to	5.92%
December 31, 2013	36	$11.59795	to	$12.03673	$425	0.00%	1.30%	to	2.15%	17.54%	to	20.81%
December 31, 2012	7	$9.88459	to	$9.96370	$74	0.04%	1.30%	to	1.80%	11.15%	to	11.69%

	AST BlackRock Global Strategies Portfolio
December 31, 2016	11,986	$10.84833	to	$12.12852	$136,040	0.00%	0.55%	to	2.55%	4.31%	to	6.37%
December 31, 2015	12,009	$10.40043	to	$11.40201	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%
December 31, 2014	11,411	$10.99564	to	$11.81961	$129,184	0.00%	0.55%	to	2.55%	2.29%	to	4.32%
December 31, 2013	10,680	$10.68726	to	$11.33041	$117,339	0.00%	0.55%	to	2.70%	7.86%	to	10.24%
December 31, 2012	8,594	$9.95090	to	$10.27765	$86,714	0.46%	0.55%	to	2.45%	9.15%	to	11.28%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2016	9	$18.01456	to	$18.25306	$168	2.27%	1.50%	to	1.75%	10.59%	to	10.86%
December 31, 2015	10	$16.28944	to	$16.46467	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%
December 31, 2014	10	$17.06026	to	$17.20149	$179	0.30%	1.50%	to	1.75%	8.80%	to	9.07%
December 31, 2013	11	$15.68076	to	$15.77168	$175	0.40%	1.50%	to	1.75%	28.74%	to	29.06%
December 31, 2012	17	$12.18018	to	$12.22072	$210	0.54%	1.50%	to	1.75%	13.81%	to	14.09%

	AST Prudential Core Bond Portfolio
December 31, 2016	1,830	$10.11065	to	$11.32083	$19,811	0.00%	0.55%	to	2.70%	1.40%	to	3.64%
December 31, 2015	1,336	$9.83668	to	$10.92367	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%
December 31, 2014	1,020	$10.12124	to	$11.01361	$10,901	0.00%	0.55%	to	2.70%	2.75%	to	5.48%
December 31, 2013	751	$9.68326	to	$10.37327	$7,694	0.00%	0.85%	to	2.50%	-4.70%	to	-3.14%
December 31, 2012	643	$10.50845	to	$10.70984	$6,835	0.17%	0.85%	to	2.50%	4.49%	to	6.20%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2023 (Available January 3, 2012)
December 31, 2016	181	$9.88379	to	$10.50898	$1,835	0.00%	1.30%	to	2.55%	-0.62%	to	0.61%
December 31, 2015	97	$9.79799	to	$10.44565	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%
December 31, 2014	1,493	$9.81954	to	$10.30246	$14,973	0.00%	1.30%	to	2.85%	9.41%	to	11.17%
December 31, 2013	3,733	$8.97494	to	$9.26704	$34,013	0.00%	1.30%	to	2.85%	-12.76%	to	-11.35%
December 31, 2012	376	$10.28760	to	$10.45376	$3,908	0.00%	1.30%	to	2.85%	2.88%	to	4.54%

	AST New Discovery Asset Allocation Portfolio (Available April 30, 2012)
December 31, 2016	4,533	$11.72125	to	$13.10620	$55,405	0.00%	0.55%	to	2.85%	1.36%	to	3.75%
December 31, 2015	4,408	$11.40064	to	$12.63270	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%
December 31, 2014	4,050	$11.71380	to	$12.86226	$49,993	0.00%	0.55%	to	2.85%	2.14%	to	4.56%
December 31, 2013	3,288	$11.30516	to	$12.30125	$39,476	0.00%	0.55%	to	2.85%	14.35%	to	18.26%
December 31, 2012	2,285	$10.23818	to	$10.40185	$23,601	0.95%	0.55%	to	2.85%	2.41%	to	4.02%

	AST Western Asset Emerging Markets Debt Portfolio (Available August 20, 2012)
December 31, 2016	43	$9.38642	to	$10.92774	$435	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	36	$8.65469	to	$9.95247	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	25	$9.10774	to	$9.70400	$234	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	12	$9.16475	to	$9.42915	$111	0.00%	1.30%	to	1.95%	-9.33%	to	-8.03%
December 31, 2012	7	$10.38171	to	$10.39933	$68	0.00%	1.30%	to	1.75%	3.83%	to	4.00%

	AST MFS Large-Cap Value Portfolio (Available August 20, 2012)
December 31, 2016	926	$11.45474	to	$16.72215	$14,586	0.00%	0.55%	to	2.85%	10.22%	to	12.82%
December 31, 2015	571	$10.18463	to	$14.82181	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%
December 31, 2014	126	$10.95451	to	$15.01238	$1,827	0.00%	0.55%	to	2.30%	7.68%	to	9.61%
December 31, 2013	101	$12.28936	to	$13.63955	$1,362	0.00%	0.85%	to	2.30%	25.05%	to	33.36%
December 31, 2012	4	$10.18909	to	$10.21028	$40	0.00%	1.30%	to	1.85%	1.91%	to	2.11%

	AST Bond Portfolio 2024 (Available January 2, 2013)
December 31, 2016	39	$9.68987	to	$10.16163	$387	0.00%	1.30%	to	2.45%	-0.58%	to	0.60%
December 31, 2015	71	$9.62765	to	$10.10096	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%
December 31, 2014	966	$9.63637	to	$9.94961	$9,468	0.00%	1.30%	to	2.85%	11.33%	to	13.12%
December 31, 2013	1,035	$8.65594	to	$8.79557	$9,045	0.00%	1.30%	to	2.85%	-13.44%	to	-12.04%

	AST AQR Emerging Markets Equity Portfolio (Available February 25, 2013)
December 31, 2016	66	$8.82309	to	$11.11804	$635	0.00%	0.55%	to	1.90%	11.22%	to	12.74%
December 31, 2015	31	$7.93315	to	$8.26760	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%
December 31, 2014	15	$9.57322	to	$9.85401	$150	0.00%	0.55%	to	1.90%	-4.97%	to	-2.14%
December 31, 2013	5	$10.07351	to	$10.14041	$53	0.00%	1.15%	to	1.90%	0.75%	to	1.41%

	AST ClearBridge Dividend Growth Portfolio (Available February 25, 2013)
December 31, 2016	1,026	$11.80128	to	$14.57703	$14,260	0.00%	0.55%	to	2.85%	11.63%	to	14.26%
December 31, 2015	440	$10.36052	to	$12.75751	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
December 31, 2014	411	$11.05572	to	$13.30316	$5,342	0.00%	0.55%	to	2.70%	9.84%	to	12.98%
December 31, 2013	163	$11.55659	to	$11.74413	$1,895	0.00%	0.85%	to	2.70%	15.59%	to	17.45%

	AST QMA Emerging Markets Equity Portfolio (Available February 25, 2013)
December 31, 2016	42	$7.98066	to	$10.52430	$362	0.00%	0.55%	to	1.95%	6.87%	to	8.39%
December 31, 2015	44	$7.52225	to	$9.72726	$346	0.00%	0.55%	to	1.70%	-18.26%	to	1.94%
December 31, 2014	16	$9.23266	to	$9.85996	$147	0.00%	0.55%	to	1.55%	-3.95%	to	-2.01%
December 31, 2013	1	$9.61277	to	$9.61912	$13	0.00%	1.45%	to	1.55%	-3.86%	to	-3.80%

	AST Multi-Sector Fixed Income Portfolio (Available February 25, 2013)
December 31, 2016	96,517	$10.54150	to	$10.87675	$1,017,452	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	60,419	$9.86464	to	$10.09622	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	34,124	$10.37423	to	$10.53178	$354,014	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	10,228	$9.51265	to	$9.57903	$97,295	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (Available April 29, 2013)
December 31, 2016	2,608	$10.70703	to	$11.49438	$28,899	0.00%	0.55%	to	2.45%	3.75%	to	5.76%
December 31, 2015	2,097	$10.32010	to	$10.86804	$22,171	0.00%	0.55%	to	2.45%	-2.18%	to	-0.28%
December 31, 2014	1,565	$10.55060	to	$10.89838	$16,755	0.00%	0.55%	to	2.45%	1.04%	to	3.01%
December 31, 2013	731	$10.44187	to	$10.55835	$7,677	0.00%	0.85%	to	2.45%	4.44%	to	5.59%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Defensive Asset Allocation Portfolio (Available April 29, 2013)
December 31, 2016	3,189	$9.82133	to	$10.42714	$32,429	0.00%	0.85%	to	2.45%	2.01%	to	3.68%
December 31, 2015	2,429	$9.62758	to	$10.05692	$23,950	0.00%	0.85%	to	2.45%	-2.55%	to	-0.95%
December 31, 2014	1,980	$9.87909	to	$10.15307	$19,831	0.00%	0.85%	to	2.45%	2.53%	to	4.21%
December 31, 2013	779	$9.63552	to	$9.74308	$7,550	0.00%	0.85%	to	2.45%	-3.63%	to	-2.56%

	AST AQR Large-Cap Portfolio (Available April 29, 2013)
December 31, 2016	64	$11.31680	to	$14.69891	$907	0.00%	0.55%	to	1.90%	8.60%	to	10.09%
December 31, 2015	27	$10.31617	to	$13.35121	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%
December 31, 2014	35	$11.15982	to	$13.19717	$456	0.00%	0.55%	to	1.85%	11.08%	to	12.55%
December 31, 2013	74	$11.65345	to	$11.70178	$857	0.00%	0.85%	to	1.45%	16.55%	to	17.03%

	AST QMA Large-Cap Portfolio (Available April 29, 2013)
December 31, 2016	48	$11.49108	to	$15.01238	$698	0.00%	0.55%	to	1.95%	8.70%	to	10.25%
December 31, 2015	24	$10.44196	to	$13.61715	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%
December 31, 2014	13	$11.16782	to	$13.48446	$170	0.00%	0.55%	to	1.50%	11.23%	to	14.61%
December 31, 2013	0(1)	$11.69306	to	$11.69306	$3	0.00%	1.45%	to	1.45%	16.94%	to	16.94%

	AST Bond Portfolio 2025 (Available January 2, 2014)
December 31, 2016	44	$11.03158	to	$11.57319	$484	0.00%	1.30%	to	2.85%	-0.44%	to	1.16%
December 31, 2015	2,806	$11.08056	to	$11.44066	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%
December 31, 2014	288	$11.19944	to	$11.36236	$3,246	0.00%	1.30%	to	2.70%	11.99%	to	13.62%

	AST T. Rowe Price Growth Opportunities Portfolio (Available February 10, 2014)
December 31, 2016	5,808	$10.78774	to	$11.23906	$63,454	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	3,680	$10.43320	to	$10.71721	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	1,715	$10.48352	to	$10.61730	$18,044	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (Available April 28, 2014)
December 31, 2016	310	$10.53192	to	$10.62083	$3,290	0.00%	0.55%	to	0.86%	4.79%	to	5.11%
December 31, 2015	276	$10.04789	to	$10.12253	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%
December 31, 2014	82	$10.23141	to	$10.25115	$837	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (Available April 28, 2014)
December 31, 2016	503	$10.71027	to	$11.16471	$5,491	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	430	$10.06579	to	$10.28399	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	159	$10.34076	to	$10.36085	$1,649	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (Available April 28, 2014)
December 31, 2016	761	$10.61061	to	$11.21314	$8,453	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	540	$9.95940	to	$10.49212	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	104	$10.52974	to	$10.55012	$1,101	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (Available April 28, 2014)
December 31, 2016	576	$10.03318	to	$10.47246	$5,863	0.00%	0.55%	to	0.86%	5.96%	to	6.29%
December 31, 2015	494	$9.46604	to	$9.87073	$4,724	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	100	$9.95303	to	$9.97233	$995	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (Available April 28, 2014)
December 31, 2016	284	$9.41612	to	$10.11179	$2,702	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	183	$9.26287	to	$9.95233	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%
December 31, 2014	44	$9.68459	to	$9.69330	$430	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (Available April 28, 2014)
December 31, 2016	213	$10.46987	to	$10.55279	$2,245	0.00%	0.55%	to	0.86%	4.30%	to	4.63%
December 31, 2015	135	$10.04261	to	$10.08586	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%
December 31, 2014	27	$10.28185	to	$10.29105	$274	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (Available April 28, 2014)
December 31, 2016	444	$10.03321	to	$10.11788	$4,487	0.00%	0.55%	to	0.86%	2.64%	to	2.96%
December 31, 2015	264	$9.77179	to	$9.84441	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	123	$10.01270	to	$10.03217	$1,230	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

A107

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FQ Absolute Return Currency Portfolio (Available April 28, 2014)
December 31, 2016	43	$10.38820	to	$11.51129	$454	0.00%	0.55%	to	0.86%	14.14%	to	14.49%
December 31, 2015	17	$9.08497	to	$10.06741	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%
December 31, 2014	4	$9.70452	to	$9.71324	$40	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (Available April 28, 2014)
December 31, 2016	106	$9.94630	to	$10.00966	$1,054	0.00%	0.55%	to	0.73%	7.32%	to	7.52%
December 31, 2015	54	$9.26283	to	$9.28317	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%
December 31, 2014	7	$10.40129	to	$10.41061	$68	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST Goldman Sachs Strategic Income Portfolio (Available April 28, 2014)
December 31, 2016	64	$9.47476	to	$9.89071	$619	0.00%	0.55%	to	0.86%	0.18%	to	0.49%
December 31, 2015	20	$9.44066	to	$9.85997	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%
December 31, 2014	9	$9.72436	to	$9.73320	$91	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (Available November 24, 2014)
December 31, 2016	1,809	$10.31324	to	$10.62586	$18,833	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	789	$9.65663	to	$9.77688	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%
December 31, 2014	5	$9.94406	to	$9.94406	$49	0.00%	1.45%	to	1.45%	-0.55%	to	-0.55%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2016	2,384	$9.75037	to	$10.06694	$23,603	0.00%	1.30%	to	2.85%	-0.83%	to	0.77%
December 31, 2015	382	$9.83155	to	$9.99012	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%

	AST AB Global Bond Portfolio (Available July 13, 2015)
December 31, 2016	120	$10.34175	to	$10.51420	$1,261	0.00%	0.55%	to	0.86%	4.26%	to	4.58%
December 31, 2015	30	$9.91954	to	$10.05358	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (Available July 13, 2015)
December 31, 2016	21	$10.24467	to	$10.40509	$214	0.00%	0.55%	to	0.86%	2.56%	to	2.88%
December 31, 2015	4	$10.11344	to	$10.11344	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (Available July 13, 2015)
December 31, 2016	16	$9.10792	to	$9.19373	$148	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	3	$9.43510	to	$9.43510	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%

	AST Wellington Management Global Bond Portfolio (Available July 13, 2015)
December 31, 2016	32	$10.12670	to	$10.31575	$329	0.00%	0.55%	to	0.86%	1.79%	to	2.10%
December 31, 2015	19	$10.09710	to	$10.10343	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (Available July 13, 2015)
December 31, 2016	70	$9.79109	to	$10.09492	$701	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	16	$9.53894	to	$9.83983	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (Available July 13, 2015)
December 31, 2016	28	$8.98901	to	$9.31607	$257	0.00%	0.55%	to	0.86%	-4.44%	to	-4.14%
December 31, 2015	7	$9.38940	to	$9.39520	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%

	AST QMA International Core Equity Portfolio (Available July 13, 2015)
December 31, 2016	29	$9.29259	to	$9.93980	$278	0.00%	0.55%	to	0.86%	-0.27%	to	0.04%
December 31, 2015	6	$9.30695	to	$9.30695	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%

	AST Managed Alternatives Portfolio (Available July 13, 2015)
December 31, 2016	107	$9.67218	to	$9.81074	$1,040	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	57	$9.64856	to	$9.79147	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

	AST Emerging Managers Diversified Portfolio (Available July 13, 2015)
December 31, 2016	40	$9.98836	to	$10.28925	$400	0.00%	0.55%	to	0.73%	2.74%	to	2.93%
December 31, 2015	12	$9.70442	to	$10.01474	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (Available July 13, 2015)
December 31, 2016	83	$10.46420	to	$10.74472	$868	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	39	$9.61469	to	$9.87115	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%

	AST IVY Asset Strategy Portfolio (Available July 13, 2015) (Expired June 24, 2016)
December 31, 2016	—	$8.97960	to	$9.87122	$—	0.00%	0.55%	to	0.86%	-1.74%	to	-1.59%
December 31, 2015	50	$9.13025	to	$10.03927	$462	0.00%	0.55%	to	0.86%	-8.69%	to	3.12%

A108

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Blackrock Global Allocation V.I. Fund (Class 3) (Available August 24, 2015)
December 31, 2016	308	$10.24971	to	$10.29328	$3,165	1.57%	0.55%	to	0.86%	2.92%	to	3.24%
December 31, 2015	143	$9.95939	to	$9.97066	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%

	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (Available August 24, 2015)
December 31, 2016	106	$10.50627	to	$10.55093	$1,115	3.99%	0.55%	to	0.86%	5.29%	to	5.62%
December 31, 2015	54	$9.98314	to	$9.98970	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%

	AST Bond Portfolio 2027 (Available January 4, 2016)
December 31, 2016	2,001	$9.77407	to	$9.93125	$19,710	0.00%	1.30%	to	2.85%	-2.26%	to	-0.69%

	NVIT Emerging Markets Fund (Class D) (Available August 5, 2016)
December 31, 2016	46	$9.72665	to	$9.74026	$445	0.80%	1.40%	to	1.75%	-3.95%	to	-3.81%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their subaccounts. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2016 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

A109

Note 7:	Financial Highlights (Continued)

The following are the combined mortality risk, expense risk, and administration charges of the respective Contracts.

Asset-Based Charge Level	Description of When Applicable
0.55%	Premier Investment Variable Annuity B Series - No Optional Benefits
0.55%	Premier Retirement Advisor – No Optional Benefits
0.68%	Premier Investment Variable Annuity C Series – No Optional Benefits
0.70%	Premier Investment Variable Annuity B Series with Return of Premium Death Benefit (0.73% for Contracts issued on or after 8/24/2015)
0.83%	Premier Investment Variable Annuity C Series with Return of Premium Death Benefit (0.86% for Contracts issued on or after 8/24/2015)
0.85%	Premier Retirement Variable Annuity - No Optional Benefits
0.95%	Premier Bb Series – No Optional Benefits
Premier Retirement Advisor – With HAV
1.10%	Prudential Defined Income – No Optional Benefits
1.15%	Premier B Series – No Optional Benefits
Premier Retirement Advisor – With HD GRO II OR GRO Plus II
1.20%	Premier Bb Series with HAV
1.30%	Premier Bb Series - with HD GRO
Premier Retirement B – No Optional Benefits (Prior to 2/25/2013)
1.35%	Discovery Choice Basic – No Optional Benefits
Premier Bb Series – with HAV
1.40%	No Optional Benefits
Discovery Select Variable Annuity
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with HAV (Prior to 5/1/2009)
1.45%	Premier Bb with GMIB
Premier Retirement B Share – No Optional Benefits (2/25/2013 or later)
Premier Retirement C – No Optional Benefits, after 9th anniversary (“Cliff” year)
Premier Retirement L – No Optional Benefits, after 9th anniversary (“Cliff” year)
1.50%	No Optional Benefits
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier B Series with HD GRO
1.52%	Strategic Partners Select GMDB with Step Up and Roll Up
1.55%	Premier X Series – No Optional Benefits
Premier B Series with HAV (5/1/2009 or later)
Premier Bb Series with LT5 or HD5
Premier Bb Series with HD GRO
Premier Bb Series with HD GRO and HAV
Premier Retirement Advisor – With HAV and HD GRO II OR HAV and GRO Plus II
1.60%	No Optional Benefits
Strategic Partners FlexElite
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One

A110

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
1.65%	Discovery Choice Enhanced – No Optional Benefit
GMDB Annual Step Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with GMDB with Step Up and Roll Up
1.70%	GMDB Annual Step Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
GMDB with-Greater of Roll Up and Step Up
Strategic Partners Annuity One
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
GMDB with Step Up and Roll Up
Strategic Partners Plus
Strategic Partners Plus Enhanced – Non Bonus Version
Premier Bb Series with SLT5 and GMIB and HAV
Premier Retirement B – With HAV (2/25/2013 or later)
Premier Retirement L – No Optional Benefits (Prior to 2/25/2013)
1.75%	Premier B Series with LT5 or HD5 or HD GRO
GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier B Series with HD GRO and HAV Premier L Series with HAV (Prior to 5/1/2009)
Premier Retirement C – No Optional Benefits (Prior to 2/25/2013)
1.80%	Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
Strategic Partners Plus Enhanced – Bonus Version with GMDB with Step Up and Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version with GMDB with Greater of Roll Up and Step Up
Premier X Series with HAV (Prior to 5/1/2009)
Premier Bb Series with LT5 or HD5 and HAV
Premier Bb Series with HD GRO and HAV
1.85%	Premier L Series with HD GRO (Prior to 5/1/2009)
Premier Retirement X – No Optional Benefits (Prior to 2/25/2013)
1.90%	Premier B Series with SLT5
Premier L Series with HAV
Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
Premier X Series with HD GRO (Prior to 5/1/2009)
Premier Retirement B – With HD GRO II OR GRO Plus II (Prior to 2/25/2013)
Premier Retirement L – No Optional Benefits (2/25/2013 or later)
Prudential Defined Income – With Defined Income Benefit
1.95%	Premier X Series with HAV
Premier Bb Series with HD GRO and HAV
Premier Retirement C Share – No Optional Benefits (2/25/2013 or later)
2.00%	With LT5 or HD5
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor
Premier B Series with HD5 and HAV

A111

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
Premier B Series with HD GRO and HAV
2.10%	With LT5 or HD5
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series
Premier L Series with HD GRO (5/1/2009 or later)
Premier L Series with HD GRO and HAV (Before 5/1/2009), Premier Retirement L – With HAV
2.15%	With SLT5
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Premier B Series with HD GRO and HAV Premier X Series with LT5 or HD5
Premier X Series with HD GRO
Premier X Series with HD GRO and HAV (Before 5/1/2009), Premier Retirement C – With HAV
2.20%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
Strategic Partners Plus Enhanced – Non Bonus Version
2.25%	With SLT5
Premier L Series
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Non Bonus Version
Strategic Partners Plus Enhanced III – Non Bonus Version
Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
Premier Retirement X – With HAV
2.30%	Premier X Series with SLT5
Strategic Partners Plus Enhanced – Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Non Bonus Version
With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced – Bonus Version
Strategic Partners Plus Enhanced – Bonus Version
Premier Retirement B – With HAV and HD GRO II OR HAV and GRO Plus II
Premier Retirement L – With HD GRO II OR GRO Plus II
2.35%	With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
Strategic Partners Annuity One Enhanced III – Bonus Version
Strategic Partners Plus Enhanced III – Bonus Version
Premier L Series with HD GRO or HD5 or LT5, and HAV (Before 5/1/2009)
Premier Retirement C – With HD GRO II OR GRO Plus II
2.40%	With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
Strategic Partners Annuity One Enhanced – Bonus Version
With LT5 or HD5 and GMDB with Step Up and Roll Up
Strategic Partners Plus Enhanced – Bonus Version Premier X Series with LT5
Premier X Series with HD GRO or HD5 or LT5, and HAV (Before 5/1/2009)
2.45%	Premier Retirement X – With HD GRO II OR GRO Plus II
2.50%	Premier L Series with HD GRO and HAV
2.55%	Premier X Series with HD GRO and HAV
2.70%	Premier Retirement L – With HAV and HD GRO II OR HAV and GRO Plus II
2.75%	Premier Retirement C – With HAV and HD GRO II OR HAV and GRO Plus II

A112

Note 7:	Financial Highlights (Continued)

Asset-Based Charge Level	Description of When Applicable
2.85%	Premier Retirement X – With HAV and HD GRO II OR HAV and GRO Plus II

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments—represent periodic payments distributed under the terms of the Contract.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

A113

Note 8:	Other (Continued)

Other charges—are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event

Subsequent to year-end, the following subaccount expired:

Expiration Date	Portfolio
January 3, 2017	AST Bond Portfolio 2016

A114

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, for each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account indicated in the table below, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio) (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Diversified Bond Portfolio (1)	AST J.P. Morgan Strategic Opportunities Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio) (1)
Prudential Value Portfolio (Class I) (1)	AST High Yield Portfolio (1)
Prudential High Yield Bond Portfolio (1)	AST Small-Cap Growth Opportunities Portfolio (1)
Prudential Stock Index Portfolio (1)	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio) (1)
Prudential Global Portfolio (1)	AST Small-Cap Value Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Goldman Sachs Mid-Cap Growth Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio) (1)
T. Rowe Price International Stock Portfolio (1)	AST Lord Abbett Core Fixed Income Portfolio (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (formerly T. Rowe Price Equity Income Portfolio (Investor Class) (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
Invesco V.I. Core Equity Fund (Series I) (1)	AST MFS Growth Portfolio (1)
Janus Aspen Janus Portfolio (Institutional Shares) (1)	AST Neuberger Berman / LSV Mid-Cap Value Portfolio (1)
Janus Aspen Overseas Portfolio (Institutional Shares) (1)	AST BlackRock Low Duration Bond Portfolio (1)
MFS Research Series (Initial Class) (1)	AST QMA US Equity Alpha Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST T. Rowe Price Natural Resources Portfolio (1)
American Century VP Value Fund (Class I) (1)	AST T. Rowe Price Asset Allocation Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST MFS Global Equity Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST J.P. Morgan International Equity Portfolio (1)
Davis Value Portfolio (1)	AST Templeton Global Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST Wellington Management Hedged Equity Portfolio (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Capital Growth Asset Allocation Portfolio (1)
Janus Aspen Janus Portfolio (Service Shares) (1)	AST Academic Strategies Asset Allocation Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
AST FI Pyramis Quantitative Portfolio (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Prudential Growth Allocation Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Advanced Strategies Portfolio (1)	AST Bond Portfolio 2023 (1)

A115

AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST Government Money Market Portfolio (formerly AST Money Market Portfolio) (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST Bond Portfolio 2024 (1)
AST International Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST International Growth Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
NVIT Developing Markets Fund (formerly NVIT Markets Fund (Class II)) (9)	AST QMA Emerging Markets Equity Portfolio (1)
AST Investment Grade Bond Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Western Asset Core Plus Bond Portfolio(1)	AST BlackRock iShares ETF Portfolio (1)
AST Bond Portfolio 2018 (1)	AST Defensive Asset Allocation Portfolio (1)
AST Bond Portfolio 2019 (1)	AST AQR Large-Cap Portfolio (1)
AST Global Real Estate Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2025 (1)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Schroders Global Tactical Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST RCM World Trends Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST J.P. Morgan Global Thematic Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST Goldman Sachs Multi-Asset Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (1)
ProFund VP Consumer Services (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
ProFund VP Consumer Goods Portfolio (1)	AST Managed Equity Portfolio (1)
ProFund VP Financials (1)	AST Managed Fixed Income Portfolio (1)
ProFund VP Health Care (1)	AST FQ Absolute Return Currency Portfolio (1)
ProFund VP Industrials (1)	AST Jennison Global Infrastructure Portfolio (1)
ProFund VP Mid-Cap Growth (1)	AST Goldman Sachs Strategic Income Portfolio (1)
ProFund VP Mid-Cap Value (1)	AST Legg Mason Diversified Growth Portfolio (1)
ProFund VP Real Estate (1)	AST Bond Portfolio 2026 (2)
ProFund VP Small-Cap Growth (1)	AST AB Global Bond Portfolio (3)
ProFund VP Small-Cap Value (1)	AST Goldman Sachs Global Income Portfolio (3)
ProFund VP Telecommunications (1)	AST Morgan Stanley Multi-Asset Portfolio (3)
ProFund VP Utilities (1)	AST Wellington Management Global Bond Portfolio (3)
ProFund VP Large-Cap Growth (1)	AST Neuberger Berman Long/Short Portfolio (3)
ProFund VP Large-Cap Value (1)	AST Wellington Management Real Total Return Portfolio (3)
AST Bond Portfolio 2020 (1)	AST QMA International Core Equity Portfolio (3)
AST Boston Partners Large-Cap Value Portfolio (1)	AST Managed Alternatives Portfolio (3)
AST Jennison Large-Cap Growth Portfolio (1)	AST Emerging Managers Diversified Portfolio (3)
AST Bond Portfolio 2017 (1)	AST Columbia Adaptive Risk Allocation Portfolio (3)
AST Bond Portfolio 2021 (1)	AST IVY Asset Strategy Portfolio (4)
Wells Fargo VT International Equity Portfolio (Class 1) (1)	Blackrock Global Allocation V.I. Fund (Class 3) (5)
Wells Fargo VT Omega Growth Portfolio (Class 1) (1)	JP Morgan Insurance Trust Income Builder Portfolio (Class 2) (5)
Wells Fargo VT Small Cap Value Portfolio (8)	AST Bond Portfolio 2016 (1)
AST Bond Portfolio 2022 (1)	Wells Fargo VT Small Cap Growth Portfolio (Class 1) (1)
AST Quantitative Modeling Portfolio (1)	AST Bond Portfolio 2027 (6)
AST BlackRock Global Strategies Portfolio (1)	NVIT Emerging Markets Fund (Class D) (7)
AST Goldman Sachs Large-Cap Value Portfolio (1)
(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

(2) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period January 2, 2015 (commencement of operations) through December 31, 2015

(3) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period July 13, 2015 (commencement of operations) through December 31, 2015

A116

(4) Statement of net assets as of June 24, 2016 (date of expiration), statement of operations for the period January 1, 2016 through June 24, 2016, and statements of changes in net assets for the period January 1, 2016 through June 24, 2016 and the period July 13, 2015 (commencement of operations) through December 31, 2015

(5) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period August 24, 2015 (commencement of operations) through December 31, 2015

(6) Statement of net assets as of December 31, 2016, and statements of operations and of changes in net assets for the period January 4, 2016 (commencement of operations) through December 31, 2016
(7) Statement of net assets as of December 31, 2016, and statements of operations and of changes in net assets for the period August 5, 2016 (commencement of operations) through December 31, 2016
(8) Statement of net assets as of April 29, 2016 (date of expiration), statement of operations for the period January 1, 2016 through April 29, 2016, and statements of changes in net assets for the period January 1, 2016 through April 29, 2016 and the year ended December 31, 2015

(9) Statement of net assets as of August 5, 2016 (date of expiration), statement of operations for the period January 1, 2016 through August 5, 2016, and statements of changes in net assets for the period January 1, 2016 through August 5, 2016 and the year ended December 31, 2015

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2017

A117

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2016, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2016.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 23, 2017

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2016 and December 31, 2015 (in thousands, except share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016-$1,132,155; 2015–$1,087,582)	$1,145,485	$1,105,195
Equity securities, available-for-sale, at fair value (cost: 2016–$1,150; 2015–$18,275)	1,171	17,084
Trading account assets, at fair value	12,793	15,491
Policy loans	187,242	185,508
Short-term investments	11,007	715
Commercial mortgage and other loans	160,939	248,209
Other long-term investments	57,051	60,454
Total investments	1,575,688	1,632,656
Cash and cash equivalents	56,984	160,737
Deferred policy acquisition costs	135,759	468,743
Accrued investment income	15,829	16,644
Reinsurance recoverables	2,252,049	1,634,696
Receivables from parent and affiliates	33,457	35,689
Deferred sales inducements	0	63,043
Income taxes receivable	3,991	2,631
Other assets	27,151	6,413
Separate account assets	12,747,496	11,613,148
TOTAL ASSETS	$16,848,404	$15,634,400
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$1,942,064	$1,680,586
Future policy benefits	1,547,820	1,450,110
Cash collateral for loaned securities	15,054	3,030
Short-term debt to affiliates	0	24,000
Long-term debt to affiliates	0	92,000
Payables to parent and affiliates	8,603	8,441
Other liabilities	80,610	96,476
Separate account liabilities	12,747,496	11,613,148
TOTAL LIABILITIES	$16,341,647	$14,967,791
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	209,786	208,314
Retained earnings	282,810	444,514
Accumulated other comprehensive income	12,161	11,781
TOTAL EQUITY	506,757	666,609
TOTAL LIABILITIES AND EQUITY	$16,848,404	$15,634,400
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
REVENUES
Premiums	$(34,675)	$14,991	$14,323
Policy charges and fee income	66,546	197,535	181,086
Net investment income	72,025	68,891	67,872
Asset administration fees	14,358	38,370	38,264
Other income	2,404	2,495	2,558
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	0	(1,093)	(103)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	0	32	79
Other realized investment gains (losses), net	88,428	6,814	(73,246)
Total realized investment gains (losses), net	88,428	5,753	(73,270)
TOTAL REVENUES	209,086	328,035	230,833
BENEFITS AND EXPENSES
Policyholders’ benefits	1,985	27,399	26,605
Interest credited to policyholders’ account balances	43,928	50,047	45,830
Amortization of deferred policy acquisition costs	47,227	59,327	37,692
General, administrative and other expenses	22,511	101,835	102,665
TOTAL BENEFITS AND EXPENSES	115,651	238,608	212,792
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	93,435	89,427	18,041
Total income tax expense (benefit)	14,235	13,363	(10,224)
NET INCOME (LOSS)	$79,200	$76,064	$28,265
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(1)	(86)	(125)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(1,738)	(31,993)	30,963
Reclassification adjustment for (gains) losses included in net income	2,324	(1,702)	(5,242)
Net unrealized investment gains (losses)	586	(33,695)	25,721
Other comprehensive income (loss), before tax	585	(33,781)	25,596
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	0	(30)	(44)
Net unrealized investment gains (losses)	205	(11,793)	9,002
Total	205	(11,823)	8,958
Other comprehensive income (loss), net of tax	380	(21,958)	16,638
COMPREHENSIVE INCOME (LOSS)	$79,580	$54,106	$44,903

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2013	2,000	211,147	420,185	17,101	650,433
Contributed capital		0
Dividend to parent			(80,000)		(80,000)
Contributed/(distributed) capital- parent/child asset transfers		(329)			(329)
Comprehensive income (loss):
Net income (loss)			28,265		28,265
Other comprehensive income (loss), net of tax				16,638	16,638
Total comprehensive income (loss)					44,903
Balance, December 31, 2014	2,000	210,818	368,450	33,739	615,007
Contributed capital		0
Dividend to parent			0
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	2,000	208,314	444,514	11,781	666,609
Contributed capital		1,300			1,300
Dividend to parent			(240,904)		(240,904)
Contributed/(distributed) capital- parent/child asset transfers		172			172
Comprehensive income (loss):
Net income (loss)			79,200		79,200
Other comprehensive income (loss), net of tax				380	380
Total comprehensive income (loss)					79,580
Balance, December 31, 2016	2,000	209,786	282,810	12,161	506,757

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$79,200	$76,064	$28,265
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	29,552	8,047	6,016
Interest credited to policyholders’ account balances	43,928	50,047	45,830
Realized investment (gains) losses, net	(88,428)	(5,753)	73,270
Amortization and other non-cash items	(15,720)	(13,050)	(12,397)
Change in:
Future policy benefits	183,130	157,138	152,600
Reinsurance recoverables	(176,279)	(153,690)	(121,292)
Accrued investment income	815	(1,876)	257
Net payables to/receivables from parent and affiliates	(216)	4,807	(2,502)
Deferred policy acquisition costs	17,274	(698)	(22,515)
Income taxes	(1,658)	(1,132)	(20,576)
Derivatives, net	(2,216)	1,049	1,530
Other, net	(5,433)	16,728	(9,107)
Cash flows from (used in) operating activities	63,949	137,681	119,379
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	311,143	124,482	151,419
Short-term investments	25,130	99,898	47,153
Policy loans	22,090	23,785	27,422
Ceded policy loans	(1,437)	(1,799)	(3,453)
Commercial mortgage and other loans	42,051	37,099	21,258
Other long-term investments	2,165	3,310	210
Equity securities, available-for-sale	11,139	2,122	7,808
Trading account assets	527	0	0
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(596,327)	(301,629)	(168,537)
Short-term investments	(35,419)	(83,642)	(57,434)
Policy loans	(17,496)	(21,128)	(22,786)
Ceded policy loans	3,114	2,981	2,166
Commercial mortgage and other loans	(14,247)	(2,096)	(10,989)
Other long-term investments	(1,102)	(1,411)	(2,479)
Equity securities, available-for-sale	(2,000)	(12,032)	(15,551)
Trading account assets	0	(5,999)	(10,000)
Notes receivable from parent and affiliates, net	2,318	3,432	(3,060)
Derivatives, net	3,895	(293)	(306)
Other, net	0	(55)	233
Cash flows from (used in) investing activities	(244,456)	(132,975)	(36,926)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	437,936	383,590	271,937
Ceded policyholders’ account deposits	(278,102)	(146,920)	(93,043)
Policyholders’ account withdrawals	(206,474)	(178,765)	(130,985)
Ceded policyholders’ account withdrawals	95,896	4,972	6,991
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	12,024	(1,425)	374
Dividend to parent	0	0	(80,000)
Contributed capital	15,515	0	0
Contributed (distributed) capital - parent/child asset transfers	267	(3,852)	(506)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	45,000	28,000
Repayments of debt (maturities longer than 90 days)	0	(50,000)	(24,000)
Drafts outstanding	(308)	2,512	(943)
Cash flows from (used in) financing activities	76,754	55,112	(22,175)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(103,753)	59,818	60,278
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	160,737	100,919	40,641
CASH AND CASH EQUIVALENTS, END OF YEAR	$56,984	$160,737	$100,919
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$15,844	$14,494	$10,352
Interest paid	$1,128	$3,123	$2,810

See Notes to Consolidated Financial Statements

Significant Non-Cash Transactions

Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance. These series of transactions are collectively referred to as the "Variable Annuities Recapture."

The financial statement impacts of these transactions were as follows:

Affected Financial Statement Lines Only

Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$1,809	$350	$(703)	$1,456
Cash and cash equivalents	49	1	54	104
Deferred policy acquisition costs	426	0	(315)	111
Reinsurance recoverables	1,790	(488)	909	2,211
Deferred sales inducements	51	0	(51)	0
Other assets	8	0	23	31
Income taxes	17	28	0	45
TOTAL ASSETS	16,086	(109)	(83)	15,894
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$0	$0	$55	$55
Short-term and long-term debt to affiliates(2)	116	0	(116)	0
Other liabilities	77	0	0	77
TOTAL LIABILITIES	15,443	0	(61)	15,382
EQUITY
Retained earnings(3)	401	(109)	(28)	264
Accumulated other comprehensive income	31	0	6	37
TOTAL EQUITY	644	(109)	(22)	513
TOTAL LIABILITIES AND EQUITY	16,086	(109)	(83)	15,894

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $0.7 billion for asset transfers to Prudential Insurance related to the reinsurance transaction, partially offset by $0.4 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company recognized ceding commissions of $0.4 billion, of which $0.1 billion was in the form of reassignment of debt to Prudential Insurance.

(3)	Retained earnings includes dividends of $0.3 billion to Pruco Life, and ultimately distributed to Prudential Financial as part of the Variable Annuities Recapture.

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(48)	$(48)
Realized investment gains (losses), net	(137)	268	131
TOTAL REVENUES	(137)	220	83
BENEFITS AND EXPENSES
Policyholders' benefits	0	(26)	(26)
General, administrative and other expenses	0	(23)	(23)
TOTAL BENEFITS AND EXPENSES	0	(49)	(49)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(137)	269	132
Income tax expense (benefit)	(28)	55	27
NET INCOME (LOSS)	$(109)	$214	$105

As part of the Variable Annuities Recapture, the Company received invested assets of $0.4 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $0.5 billion. As a result, the Company recognized a loss of $0.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $0.7 billion to Prudential Insurance and established reinsurance recoverables of $1 billion. In addition, the Company received ceding commissions of $0.4 billion from Prudential Insurance, of which $0.1 billion were in the form of reassignment of debt to Prudential Insurance. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $23 million, which was deferred and will subsequently be amortized through General, administrative and other expenses. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $0.3 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

The Company also paid a dividend of $0.2 billion to Pruco Life, and ultimately distributed to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$350	$350	$0	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Revision to Prior Period Consolidated Financial Statements

The Company identified errors in the presentation of certain activity related to the Variable Annuities Recapture that impacted several line items within our previously issued Consolidated Statements of Cash Flows for the interim periods ended June 30, 2016 and September 30, 2016. Management assessed the materiality of the misstatements on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior interim periods. Accordingly, prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised, as presented below:

	(UNAUDITED)
	Six Months Ended June 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reinsurance recoverables	$(34,967)	$(18,846)	$(53,813)
Other, net	14,184	(29,747)	(15,563)
Cash flows from (used in) operating activities	100,487	(48,593)	51,894
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	158,743	40,000	198,743
Cash flows from (used in) investing activities	(150,048)	40,000	(110,048)
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	(80,111)	(41,310)	(121,421)
Ceded policyholders’ account withdrawals	2,085	35,688	37,773
Contributed capital	1,300	14,215	15,515
Cash flows from (used in) financing activities	63,493	8,593	72,086

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	(UNAUDITED)
	Nine Months Ended September 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reinsurance recoverables	$(154,616)	$5,886	$(148,730)
Other, net	32,283	(50,831)	(18,548)
Cash flows from (used in) operating activities	72,828	(44,945)	27,883
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	179,826	40,000	219,826
Cash flows from (used in) investing activities	(280,078)	40,000	(240,078)
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	(122,113)	(71,446)	(193,559)
Ceded policyholders’ account withdrawals	3,295	62,176	65,471
Contributed capital	1,300	14,215	15,515
Cash flows from (used in) financing activities	58,017	4,945	62,962

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. The accounting policies related to each are as follows:

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Equity securities, available-for-sale, at fair value is comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Securities repurchase and resale agreements and securities loaned transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms and large banks. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Asset Administration Fees

The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

There have been no ASU adopted during the current year ended December 31, 2016.

ASU issued but not yet adopted as of the reporting date December 31, 2016

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments are explicitly scoped out of the standard.

January 1, 2018 using one of two retrospective application methods (early adoption permitted beginning January 1, 2017).
                                           The Company plans to adopt the standard on January 1, 2018 using the modified retrospective application.

Given that insurance contracts and financial instruments are explicitly scoped out of the standard, the Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method. The amendments are to be applied prospectively as they relate to equity investments without readily determinable fair value.
The Company’s equity investments, except for those accounted for using the equity method, will generally be carried on the Consolidated Statements of Financial Position at fair value with changes in fair value reported in current earnings. The Company is continuing to assess additional impacts of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a right-of-use asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (receivable and residual approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).
		January 1, 2019 using the modified retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method, however prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$18,206	$1,967	$0	$20,173	$0
Obligations of U.S. states and their political subdivisions	95,588	1,629	503	96,714	0
Foreign government bonds	28,339	20	990	27,369	0
Public utilities	144,767	5,820	1,389	149,198	0
All other U.S. public corporate securities	335,839	13,793	4,539	345,093	(45)
All other U.S. private corporate securities	167,986	2,482	2,335	168,133	0
All other foreign public corporate securities	41,424	1,086	1,393	41,117	0
All other foreign private corporate securities	121,772	1,380	4,622	118,530	0
Asset-backed securities(1)	36,576	752	12	37,316	(58)
Commercial mortgage-backed securities	130,528	1,901	2,885	129,544	0
Residential mortgage-backed securities(2)	11,130	1,168	0	12,298	(108)
Total fixed maturities, available-for-sale	$1,132,155	$31,998	$18,668	$1,145,485	$(211)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$1,150	$22	$1	$1,171
Total equity securities, available-for-sale	$1,150	$22	$1	$1,171

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.4 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,582	$3,010	$0	$26,592	$0
Obligations of U.S. states and their political subdivisions	127,734	4,048	409	131,373	0
Foreign government bonds	8,211	29	1,122	7,118	0
Public utilities	152,580	5,656	2,374	155,862	0
All other U.S. public corporate securities	291,835	13,145	5,306	299,674	(45)
All other U.S. private corporate securities	162,781	3,718	3,458	163,041	0
All other foreign public corporate securities	29,507	1,432	1,359	29,580	0
All other foreign private corporate securities	163,641	2,824	6,629	159,836	0
Asset-backed securities(1)	47,898	606	258	48,246	(79)
Commercial mortgage-backed securities	62,355	2,126	41	64,440	0
Residential mortgage-backed securities(2)	17,458	1,982	7	19,433	(177)
Total fixed maturities, available-for-sale	$1,087,582	$38,576	$20,963	$1,105,195	$(301)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$18,275	$28	$1,219	$17,084
Total equity securities, available-for-sale	$18,275	$28	$1,219	$17,084

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.5 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables show the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2016
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$35,521	$503	$0	$0	$35,521	$503
Foreign government bonds	23,492	659	1,690	331	25,182	990
Public utilities	43,675	1,361	170	28	43,845	1,389
All other U.S. public corporate securities	139,525	4,331	532	208	140,057	4,539
All other U.S. private corporate securities	74,436	1,644	9,315	691	83,751	2,335
All other foreign public corporate securities	16,231	746	3,791	647	20,022	1,393
All other foreign private corporate securities	44,295	2,791	12,254	1,831	56,549	4,622
Asset-backed securities	0	0	8,972	12	8,972	12
Commercial mortgage-backed securities	72,798	2,885	401	0	73,199	2,885
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$449,973	$14,920	$37,125	$3,748	$487,098	$18,668
Equity securities, available-for-sale	$0	$0	$25	$1	$25	$1

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$10,312	$409	$0	$0	$10,312	$409
Foreign government bonds	3,079	271	1,813	851	4,892	1,122
Public utilities	58,351	2,374	0	0	58,351	2,374
All other U.S. public corporate securities	76,154	4,478	7,342	828	83,496	5,306
All other U.S. private corporate securities	52,647	3,458	0	0	52,647	3,458
All other foreign public corporate securities	8,252	835	1,295	524	9,547	1,359
All other foreign private corporate securities	41,343	2,712	26,304	3,917	67,647	6,629
Asset-backed securities	18,052	141	10,672	117	28,724	258
Commercial mortgage-backed securities	12,059	35	398	6	12,457	41
Residential mortgage-backed securities	361	7	0	0	361	7
Total fixed maturities, available-for-sale	$280,610	$14,720	$47,824	$6,243	$328,434	$20,963
Equity securities, available-for-sale	$12,145	$931	$3,712	$288	$15,857	$1,219

The gross unrealized losses on fixed maturity securities at December 31, 2016 and 2015, were composed of $17.4 million and $16.8 million, respectively, related to high or highest quality securities based on the National Association of Insurance

Commissioners (“NAIC”) or equivalent rating, and $1.3 million and $4.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2016, the $3.7 million of gross unrealized losses of twelve months or more was concentrated in the finance, energy and technology sectors of the Company’s corporate securities. At December 31, 2015, the $6.2 million of gross unrealized losses of twelve months or more was concentrated in the consumer non-cyclical, capital goods and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2016 or 2015. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses were primarily attributable to interest rate increases. At December 31, 2016, the Company did not intend to sell these securities, and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At both December 31, 2016 and 2015, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2016 or 2015.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2016, were as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$43,475	$43,676
Due after one year through five years	142,186	147,173
Due after five years through ten years	279,175	276,685
Due after ten years	489,085	498,793
Asset-backed securities	36,576	37,316
Commercial mortgage-backed securities	130,528	129,544
Residential mortgage-backed securities	11,130	12,298
Total fixed maturities, available-for-sale	$1,132,155	$1,145,485

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$189,999	$4,300	$49,137
Proceeds from maturities/repayments(1)	81,157	119,987	102,303
Gross investment gains from sales, prepayments and maturities	(235)	2,689	5,160
Gross investment losses from sales and maturities	(1,135)	0	(249)
Equity securities, available-for-sale:
Proceeds from sales	$11,139	$2,122	$7,808
Gross investment gains from sales	7	74	456
Gross investment losses from sales	(961)	0	0
Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(2)	$0	$(1,061)	$(25)
Writedowns for impairments on equity securities	0	0	0

(1)	Includes $0.0 million, $(0.2) million and $0.0 million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts:

	Year Ended December 31,
	2016	2015
	(in thousands)
Balance, beginning of period	$651	$663
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(53)	(46)
Additional credit loss impairments recognized in the current period on securities previously impaired	0	26
Increases due to the passage of time on previously recorded credit losses	25	21
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(9)	(13)
Assets transferred to parent and affiliates	(52)	0
Balance, end of period	$562	$651

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$7,446	$6,072	$10,000	$8,441
Equity securities	4,959	6,721	5,999	7,050
Total trading account assets	$12,405	$12,793	$15,999	$15,491

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $0.9 million, $(0.2) million and $(0.3) million during the years ended December 31, 2016, 2015 and 2014, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans were comprised as follows, as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$55,754	34.6%	$79,481	33.1%
Retail	31,054	19.3	62,881	26.2
Industrial	18,707	11.6	25,059	10.4
Office	16,111	10.0	21,058	8.8
Other	22,016	13.7	17,803	7.4
Hospitality	10,525	6.5	23,176	9.6
Total commercial mortgage loans	154,167	95.7	229,458	95.5
Agricultural property loans	6,981	4.3	10,769	4.5
Total commercial mortgage and agricultural property loans by property type	161,148	100.0%	240,227	100.0%
Valuation allowance	(209)		(428)
Total net commercial mortgage and agricultural property loans by property type	160,939		239,799
Other loans:
Uncollateralized loans	0		8,410
Valuation allowance	0		0
Total net other loans	0		8,410
Total commercial mortgage and other loans	$160,939		$248,209

The commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in Illinois (19%), Texas (18%) and New York (10%)) and included loans secured by properties in Europe at December 31, 2016.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, was as follows:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for losses, beginning of the year	$425	$3	$0	$428
Addition to (release of) allowances for losses	(218)	(1)	0	(219)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$207	$2	$0	$209

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for losses, beginning of the year	$767	$4	$0	$771
Addition to (release of) allowances for losses	(342)	(1)	0	(343)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$425	$3	$0	$428

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	207	2	0	209
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$207	$2	$0	$209
Recorded Investment(1):
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	154,167	6,981	0	161,148
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$154,167	$6,981	$0	$161,148

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	425	3	0	428
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$425	$3	$0	$428
Recorded Investment(1):
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	229,458	10,769	8,410	248,637
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$229,458	$10,769	$8,410	$248,637

(1)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans, based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	Debt Service Coverage Ratio - December 31, 2016
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$103,315	$0	$0	$103,315
60%-69.99%	32,965	5,394	0	38,359
70%-79.99%	12,230	5,052	0	17,282
80% or greater	2,192	0	0	2,192
Total commercial mortgage and agricultural property loans	$150,702	$10,446	$0	$161,148

	Debt Service Coverage Ratio - December 31, 2015
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$158,983	$1,993	$0	$160,976
60%-69.99%	60,849	0	0	60,849
70%-79.99%	11,312	2,687	0	13,999
80% or greater	0	2,938	1,465	4,403
Total commercial mortgage and agricultural property loans	$231,144	$7,618	$1,465	$240,227

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status as of the dates indicated:

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$154,167	$0	$0	$0	$154,167	$0
Agricultural property loans	6,981	0	0	0	6,981	0
Other loans	0	0	0	0	0	0
Total commercial mortgage and other loans	$161,148	$0	$0	$0	$161,148	$0

	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$229,458	$0	$0	$0	$229,458	$0
Agricultural property loans	10,769	0	0	0	10,769	0
Other loans	8,410	0	0	0	8,410	0
Total commercial mortgage and other loans	$248,637	$0	$0	$0	$248,637	$0

(1)	There were no loans accruing interest.

See Note 2 for further discussion regarding non-accrual status loans.

For the years ended December 31, 2016 and 2015, there were no commercial mortgage or other loans acquired, other than those through direct origination, nor were there any commercial mortgage or other loans sold. For the year ended December 31, 2016, the Company transferred $51 million of commercial mortgage and other loans to related parties. See Note 1 for additional information.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2016	2015
	(in thousands)
Company's investment in separate accounts	$2,324	$1,853
Joint ventures and limited partnerships:
Private equity	11,883	14,286
Hedge funds	25,836	24,747
Real estate-related	1,978	2,073
Total joint ventures and limited partnerships	39,697	41,106
Derivatives	15,030	17,495
Total other long-term investments	$57,051	$60,454

As of both December 31, 2016 and 2015, the Company had no significant equity method investments.

Net Investment Income

The following table sets forth net investment income by asset class for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale	$47,671	$44,959	$44,073
Trading account assets	765	866	119
Commercial mortgage and other loans	8,325	13,528	13,686
Policy loans	10,482	10,335	10,127
Short-term investments and cash equivalents	606	218	79
Other long-term investments	7,698	2,632	3,103
Gross investment income	75,547	72,538	71,187
Less: investment expenses	(3,522)	(3,647)	(3,315)
Net investment income	$72,025	$68,891	$67,872

There were no non-income producing assets as of December 31, 2016. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2016.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2016	2015	2014
	(in thousands)
Fixed maturities	$(1,370)	$1,628	$4,786
Equity securities	(954)	74	456
Commercial mortgage and other loans	219	343	1,015
Short-term investments and cash equivalents	3	0	2
Joint ventures and limited partnerships	178	320	210
Derivatives(1)	90,352	3,388	(79,739)
Realized investment gains (losses), net	$88,428	$5,753	$(73,270)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of December 31 for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$147	$211	$225
Fixed maturity securities, available-for-sale - all other	13,183	17,402	61,979
Equity securities, available-for-sale	21	(1,191)	4
Derivatives designated as cash flow hedges (1)	4,973	5,651	159
Other investments	489	933	1,221
Net unrealized gains (losses) on investments	$18,813	$23,006	$63,588

(1)	See Note 10 for more information on cash flow hedges.

Securities Lending and Repurchase Agreements

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2016, the Company had $15.1 million of securities lending transactions recorded as "Cash collateral loaned for securities," comprised of $13.5 million in corporate securities and $1.6 million in foreign government bonds. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of December 31, 2016, the Company had no repurchase transactions. As of December 31, 2015, the Company had $3.0 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of December 31 for the years indicated in the table below, the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral as reported in the Consolidated Statements of Financial Position included:

	2016	2015
	(in thousands)
Collateral Pledged:
Fixed maturity securities, available-for-sale	$14,476	$2,905
Total securities pledged	$14,476	$2,905
Liabilities Supported by Pledged Collateral:
Cash collateral for loaned securities	$15,054	$3,030
Total liabilities supported by pledged collateral	$15,054	$3,030

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. The fair value of this collateral was $49.1 million and $96.6 million at December 31, 2016 and 2015, respectively, none of which had either been sold or repledged.

As of both December 31, 2016 and 2015, there were $0.6 million of fixed maturities on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$468,743	$457,420	$439,315
Capitalization of commissions, sales and issue expenses	29,954	60,024	60,207
Amortization- Impact of assumption and experience unlocking and true-ups	17,216	6,125	23,034
Amortization- All other	(64,443)	(65,452)	(60,726)
Change in unrealized investment gains and losses	(1,140)	10,626	(4,410)
Other(1)	(314,571)	0	0
Balance, end of year	$135,759	$468,743	$457,420

(1)	Represents ceded DAC upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2016	2015
	(in thousands)
Life insurance	$1,085,613	$974,108
Individual annuities and supplementary contracts	23,877	23,297
Other contract liabilities	438,330	452,705
Total future policy benefits	$1,547,820	$1,450,110

Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.

Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.

Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.4% to 4.1%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances

Policyholders’ account balances at December 31 were as follows:

	2016	2015
	(in thousands)
Interest-sensitive life contracts	$1,464,312	$1,246,611
Individual annuities	285,570	258,299
Guaranteed interest accounts	27,995	30,164
Other	164,187	145,512
Total policyholders’ account balances	$1,942,064	$1,680,586

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 0.9% to 4.3%. Interest crediting rates for individual annuities range from 0.4% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.5% for other.

6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2016 and 2015, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2016		December 31, 2015
	In the Event of Death	At Annuitization / Accumulation(1)(2)	In the Event of Death	At Annuitization / Accumulation(1)
	(in thousands)
Variable Annuity Contracts
Return of net deposits
Account value	$7,472,775	N/A	$6,770,691	N/A
Net amount at risk	$17,429	N/A	$37,256	N/A
Average attained age of contractholders	64 years	N/A	63 years	N/A
Minimum return or contract value
Account value	$1,955,672	$8,723,486	$1,935,482	$8,013,005
Net amount at risk	$36,275	$233,836	$83,010	$214,361
Average attained age of contractholders	66 years	64 years	66 years	64 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits as described herein

(2)	Excludes ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2016	December 31, 2015
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$753,522	$692,364
General account value	$681,559	$552,888
Net amount at risk	$14,652,565	$12,072,957
Average attained age of contractholders	54 years	53 years

(1)
2016 amounts exclude ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2016	December 31, 2015
	(in thousands)
Equity funds	$5,089,766	$5,048,026
Bond funds	3,514,479	3,102,431
Money market funds	556,862	313,040
Total(1)	$9,161,107	$8,463,497

(1)
2016 amounts exclude ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the above mentioned amounts invested in separate account investment options, $267 million and $243 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options as of December 31, 2016 and 2015, respectively. For the years ended December 31, 2016, 2015 and 2014, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits(1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	0	0	(1,314)
Changes in unrealized investment gains and losses(2)	141	7,262	6	0	7,409
Balance as of December 31, 2014	7,994	69,212	1,894	428,836	507,936
Incurred guarantee benefits(1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	0	(5,906)
Changes in unrealized investment gains and losses(2)	(102)	(4,911)	(12)	0	(5,025)
Balance as of December 31, 2015	10,581	84,176	1,446	449,072	545,275
Incurred guarantee benefits(1)	660	54,869	(300)	(14,359)	40,870
Paid guarantee benefits	(532)	(5,399)	(25)	0	(5,956)
Changes in unrealized investment gains and losses	(74)	3,673	(5)	0	3,594
Balance as of December 31, 2016	$10,635	$137,319	$1,116	$434,713	$583,783

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Prior period amounts are presented on a basis consistent with the current period presentation.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts ceded to affiliates. See Note 12 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements

(in thousands)
Balance as of December 31, 2013	$88,350
Capitalization	842
Amortization- Impact of assumption and experience unlocking and true-ups	3,108
Amortization- All other	(15,733)
Change in unrealized investment gains (losses)	(33)
Balance as of December 31, 2014	76,534
Capitalization	678
Amortization- Impact of assumption and experience unlocking and true-ups	1,348
Amortization- All other	(16,144)
Change in unrealized investment gains (losses)	627
Balance as of December 31, 2015	63,043
Capitalization	100
Amortization- Impact of assumption and experience unlocking and true-ups	1,035
Amortization- All other	(13,203)
Change in unrealized investment gains (losses)	(383)
Other(1)	(50,592)
Balance as of December 31, 2016	$0

(1)	Represents ceded DSI upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income of the Company amounted to $81 million, $62 million and $60 million for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory surplus of the Company amounted to $313 million and $410 million at December 31, 2016 and 2015, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $79 million in 2017 without prior approval. The Company paid dividends to Pruco Life of $241 million, $0 million and $80 million in 2016, 2015 and 2014 respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

8. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$6,701	$21,849	$21,129
Total	6,701	21,849	21,129
Deferred tax expense (benefit):
U.S. Federal	7,534	(8,486)	(31,353)
Total	7,534	(8,486)	(31,353)
Total income tax expense (benefit) from operations	14,235	13,363	(10,224)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	205	(11,823)	8,958
Additional paid-in capital	93	(1,348)	(177)
Total income tax expense (benefit)	$14,533	$192	$(1,443)

The Company’s actual income tax expense (benefit) for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2016	2015	2014
	(in thousands)
Expected federal income tax expense (benefit)	$32,702	$31,299	$6,314
Non-taxable investment income	(14,883)	(16,021)	(13,891)
Tax credits	(2,734)	(2,008)	(2,884)
Other	(850)	93	237
Total income tax expense (benefit) on income from continuing operations	$14,235	$13,363	$(10,224)

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2015 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts and the Company’s taxable income before the DRD. Additionally, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2016	2015
	(in thousands)
Deferred tax assets
Insurance reserves	$9,133	$149,569
Deferred policy acquisition costs	13,389	0
Deferred tax assets	22,522	149,569
Deferred tax liabilities
Deferred policy acquisition costs	0	105,590
Deferred sales inducements	0	22,065
Net unrealized gains on securities	4,844	6,074
Investments	15,523	5,251
Other	98	701
Deferred tax liabilities	20,465	139,681
Net deferred tax asset (liability)	$2,057	$9,888

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2016, and 2015.

Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from operations before income taxes includes income from domestic operations of $93 million, $89 million and $18 million, and no income from foreign operation for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2016	2015	2014
	(in thousands)
Balance at January 1,	$0	$0	$0
Increases in unrecognized tax benefits-prior years	474	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	474	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$948	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$948	$0	$0

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

At December 31, 2016, the Company remains subject to examination in the U.S. for tax years 2009 through 2015.

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments and certain cash equivalents, and certain OTC derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$20,173	$0	$0	$20,173
Obligations of U.S. states and their political subdivisions	0	96,714	0	0	96,714
Foreign government bonds	0	27,369	0	0	27,369
U.S. corporate public securities	0	437,609	0	0	437,609
U.S. corporate private securities	0	205,178	12,967	0	218,145
Foreign corporate public securities	0	41,117	0	0	41,117
Foreign corporate private securities	0	122,678	2,522	0	125,200
Asset-backed securities(5)	0	34,988	2,328	0	37,316
Commercial mortgage-backed securities	0	129,544	0	0	129,544
Residential mortgage-backed securities	0	12,298	0	0	12,298
Subtotal	0	1,127,668	17,817	0	1,145,485
Trading account assets:
Corporate securities	0	6,072	0	0	6,072
Equity securities	0	0	6,721	0	6,721
Subtotal	0	6,072	6,721	0	12,793
Equity securities, available-for-sale	0	1,171	0	0	1,171
Short-term investments	11,007	0	0	0	11,007
Cash equivalents	1,531	1,999	0	0	3,530
Other long-term investments	0	16,610	0	(1,580)	15,030
Reinsurance recoverables	0	0	434,713	0	434,713
Receivables from parent and affiliates	0	3,873	5,993	0	9,866
Subtotal excluding separate account assets	12,538	1,157,393	465,244	(1,580)	1,633,595
Separate account assets(2)	0	12,740,323	0	0	12,740,323
Total assets	$12,538	$13,897,716	$465,244	$(1,580)	$14,373,918
Future policy benefits(3)	$0	$0	$434,713	$0	$434,713
Policyholders' account balances	0	0	2,298	0	2,298
Payables to parent and affiliates	0	1,416	0	(1,416)	0
Total liabilities	$0	$1,416	$437,011	$(1,416)	$437,011

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015(4)
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$26,592	$0	$0	$26,592
Obligations of U.S. states and their political subdivisions	0	131,373	0	0	131,373
Foreign government bonds	0	7,118	0	0	7,118
U.S. corporate public securities	0	401,754	0	0	401,754
U.S. corporate private securities	0	204,659	9,781	0	214,440
Foreign corporate public securities	0	29,580	0	0	29,580
Foreign corporate private securities	0	154,191	8,028	0	162,219
Asset-backed securities(5)	0	23,100	25,146	0	48,246
Commercial mortgage-backed securities	0	64,440	0	0	64,440
Residential mortgage-backed securities	0	19,433	0	0	19,433
Subtotal	0	1,062,240	42,955	0	1,105,195
Trading account assets:
Corporate securities	0	8,441	0	0	8,441
Equity securities	0	0	7,050	0	7,050
Subtotal	0	8,441	7,050	0	15,491
Equity securities, available-for-sale	0	17,084	0	0	17,084
Short-term investments	715	0	0	0	715
Cash equivalents	30,998	31,982	0	0	62,980
Other long-term investments	0	16,245	0	(364)	15,881
Reinsurance recoverables	0	0	356,337	0	356,337
Receivables from parent and affiliates	0	8,966	3,511	0	12,477
Subtotal excluding separate account assets	31,713	1,144,958	409,853	(364)	1,586,160
Separate account assets(2)	0	11,605,964	0	0	11,605,964
Total assets	$31,713	$12,750,922	$409,853	$(364)	$13,192,124
Future policy benefits(3)	$0	$0	$449,073	$0	$449,073
Payables to parent and affiliates	0	364	0	(364)	0
Total liabilities	$0	$364	$449,073	$(364)	$449,073

(1)
“Netting” amounts represent cash collateral of $0.2 million and $0.0 million as of December 31, 2016 and 2015, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2016, the net embedded derivative liability position of $435 million includes $138 million of embedded derivatives in an asset position and $573 million of embedded derivatives in a liability position. As of December 31, 2015, the net embedded derivative liability position of $449 million includes $76 million of embedded derivatives in an asset position and $525 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2016 and 2015, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets – Trading account assets consist of fixed maturities and equity securities, whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirements to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At both December 31, 2016 and 2015, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.2 million, which had been previously classified in Level 3 at December 31, 2015.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities and mutual funds, for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirements to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain separate account investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At both December 31, 2016 and 2015, the fair values of separate account assets excluded from the fair value hierarchy, which include investments in real estate and other invested assets, were $7 million, which had been previously classified in Level 3 at December 31, 2015.

Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Policyholders' account balances – The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described above under "Derivative Instruments".

Transfers between Levels 1 and 2 – Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the years ended December 31, 2016 and 2015, there were no transfers between Level 1 and Level 2.

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities(3)	$15,489	$0	$15,489
Asset-backed securities(4)	27	2,301	2,328
Equity securities	1,449	5,272	6,721
Reinsurance recoverables	434,713	0	434,713
Receivables from parent and affiliates	0	5,993	5,993
Total assets	$451,678	$13,566	$465,244
Future policy benefits	$434,713	$0	$434,713
Policyholders' account balances	2,298	0	2,298
Total liabilities	$437,011	$0	$437,011

	As of December 31, 2015(5)
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities	$17,809	$0	$17,809
Asset-backed securities(4)	66	25,080	25,146
Equity securities	0	7,050	7,050
Reinsurance recoverables	356,337	0	356,337
Receivables from parent and affiliates	0	3,511	3,511
Total assets	$374,212	$35,641	$409,853
Future policy benefits	$449,073	$0	$449,073
Policyholders' account balances	0	0	0
Total liabilities	$449,073	$0	$449,073

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types

(5)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$15,489	Discounted cash flow	Discount rate	4.54%	6.62%	5.25%	Decrease
Reinsurance recoverables	$434,713	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$434,713	Discounted cash flow	Lapse rate(3)	0%	13%		Decrease
			NPR spread (4)	0.25%	3.08%		Decrease
			Utilization rate(5)	52%	96%		Increase
			Withdrawal rate	See table footnote (6) below.
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	16%	25%		Increase

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$17,809	Discounted cash flow	Discount rate	5.76%	7.98%	6.71%	Decrease
Reinsurance recoverables	$356,337	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$449,073	Discounted cash flow	Lapse rate(3)	0%	14%		Decrease
			NPR spread(4)	0.06%	1.76%		Decrease
			Utilization rate(5)	56%	96%		Increase
			Withdrawal rate(6)	74%	100%		Increase
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(8)	Includes assets classified as fixed maturities available-for-sale.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2016
	Fixed Maturities - Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period	$0	$9,781	$0	$8,028	$25,146	$7,050	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	31	0	0	7	0	0
Asset management fees and other income	0	0	0	0	0	(503)	0
Included in other comprehensive income (loss)	0	263	0	52	6	0	0
Net investment income	0	16	0	0	11	0	0
Purchases	0	3,758	0	0	4,893	0	0
Sales	0	(86)	0	(1,471)	(6,037)	(1,440)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(796)	0	(5,129)	(36)	0	0
Transfers into Level 3(2)	0	0	0	1,042	1,941	0	0
Transfers out of Level 3(2)	0	0	0	0	(23,603)	0	0
Other(4)	0	0	0	0	0	1,614	0
Fair value, end of period	$0	$12,967	$0	$2,522	$2,328	$6,721	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$(176)	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$356,337	$3,511	$(449,073)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(5)	7,541	(130)	88,947	(890)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	105	0	0
Net investment income	0	0	0	0
Purchases	70,835	6,000	0	0
Sales	0	(994)	0	0
Issuances	0	0	(74,587)	0
Settlements	0	(527)	0	(802)
Transfers into Level 3(2)	0	0	0	0
Transfers out of Level 3(2)	0	(1,972)	0	0
Other(4)	0	0	0	(606)
Fair value, end of period	$434,713	$5,993	$(434,713)	$(2,298)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$723,728	$0	$80,807	$(890)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015(1)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets - Equity Securities
	(in thousands)
Fair value, beginning of period	$537	$5,818	$0	$4,441	$10,092	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(67)	0	(973)	7	0
Asset management fees and other income	0	0	0	0	0	1,051
Included in other comprehensive income (loss)	(8)	(186)	5	280	(106)	0
Net investment income	(1)	7	0	(22)	(12)	0
Purchases	0	13,610	364	537	17,727	0
Sales	0	(4,437)	0	(69)	(2,000)	0
Issuances	0	0	0	0	0	0
Settlements	0	(4,964)	0	(5,475)	(789)	0
Transfers into Level 3(2)	0	0	0	9,309	9,404	0
Transfers out of Level 3(2)	(528)	0	(369)	0	(9,177)	0
Other(4)	0	0	0	0	0	5,999
Fair value, end of period	$0	$9,781	$0	$8,028	$25,146	$7,050
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$1,051

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015(1)
	Equity Securities, Available for Sale	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' account balances
	(in thousands)
Fair value, beginning of period	$92	$339,982	$4,594	$(428,837)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	52	(35,413)	0	44,114	0
Asset management fees and other income	0	0	0	0	0
Included in other comprehensive income (loss)	(39)	0	(53)	0	0
Net investment income	0	0	1	0	0
Purchases	0	51,768	0	0	0
Sales	0	0	0	0	0
Issuances	0	0	0	(64,350)	0
Settlements	(105)	0	0	0	0
Transfers into Level 3(2)	0	0	3,964	0	0
Transfers out of Level 3(2)	0	0	(4,995)	0	0
Other	0	0	0	0	0
Fair value, end of period	$0	$356,337	$3,511	$(449,073)	$0
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(28,430)	$0	$35,179	$0
Asset management fees and other income	$0	$0	$0	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2014, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2014.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014(1)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$168	$58	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0
Included in other comprehensive income (loss)	$6	$519	$0	$(76)	$0	$0	$13
Net investment income	$(5)	$0	$0	$43	$(45)	$0	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0

	December 31, 2014(1)
	Reinsurance Recoverable	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$335,729	$0	$(409,978)	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(84)	$0	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$335,135	$0	$(409,525)	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Prior period amounts have been reclassified to conform to current period presentation, including the adoption of ASU 2015-07.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets and liabilities between reporting categories.

(5)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$165,175	$165,175	$160,939
Policy loans	0	0	187,242	187,242	187,242
Cash and cash equivalents	4,340	49,114	0	53,454	53,454
Accrued investment income	0	15,829	0	15,829	15,829
Receivables from parent and affiliates	0	23,591	0	23,591	23,591
Other assets	0	4,255	0	4,255	4,255
Total assets	$4,340	$92,789	$352,417	$449,546	$445,310
Liabilities:
Policyholders’ account balances - investment contracts	$0	$164,174	$42,762	$206,936	$207,331
Cash collateral for loaned securities	0	15,054	0	15,054	15,054
Short-term debt to affiliates	0	0	0	0	0
Long-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	8,603	0	8,603	8,603
Other liabilities	0	31,079	0	31,079	31,079
Total liabilities	$0	$218,910	$42,762	$261,672	$262,067

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015(1)
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$8,540	$245,041	$253,581	$248,209
Policy loans	0	0	185,508	185,508	185,508
Cash and cash equivalents	1,158	96,599	0	97,757	97,757
Accrued investment income	0	16,644	0	16,644	16,644
Receivables from parent and affiliates	0	23,212	0	23,212	23,212
Other assets	0	2,664	0	2,664	2,664
Total assets	$1,158	$147,659	$430,549	$579,366	$573,994
Liabilities:
Policyholders’ account balances - investment contracts	$0	$145,502	$41,262	$186,764	$187,827
Cash collateral for loaned securities	0	3,030	0	3,030	3,030
Short-term debt to affiliates	0	24,188	0	24,188	24,000
Long-term debt to affiliates	0	92,470	0	92,470	92,000
Payables to parent and affiliates	0	8,441	0	8,441	8,441
Other liabilities	0	39,009	0	39,009	39,009
Total liabilities	$0	$312,640	$41,262	$353,902	$354,307

(1)
Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At December 31, 2016 and 2015, the fair values of these cost method investments were $1.8 million and $1.4 million, respectively, which had been previously classified in Level 3 at December 31, 2015. The carrying values of these investments were $1.7 million and $1.3 million as of December 31, 2016 and 2015, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See "Credit Derivatives" below for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these embedded derivatives, the Company has entered into reinsurance agreements to transfer the risk associated with certain benefit features to Prudential Insurance. The reinsurance agreements are derivatives accounted for in the same manner as embedded derivatives. See Note 1 for additional information on the change to the reinsurance agreements effective April 1, 2016.

These derivatives are carried at fair value and are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host and the related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016			December 31, 2015
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$59,397	$5,342	$0	$54,443	$5,572	$0
Total Qualifying Hedges	$59,397	$5,342	$0	$54,443	$5,572	$0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$59,075	$4,983	$0	$57,201	$6,076	$0
Credit
Credit Default Swaps	3,000	0	(281)	7,275	268	(222)
Currency/Interest Rate
Foreign Currency Swaps	13,403	2,885	0	24,715	3,597	0
Foreign Currency
Foreign Currency Forwards	0	0	0	550	5	0
Equity
Equity Options	75,751	3,400	(1,135)	30,501	2,341	(142)
Total Non-Qualifying Hedges	$151,229	$11,268	$(1,416)	$120,242	$12,287	$(364)
Total Derivatives (1)	$210,626	$16,610	$(1,416)	$174,685	$17,859	$(364)

(1)	Excludes embedded derivatives and the related reinsurance recoverables which contain multiple underlyings.

The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $435 million and $449 million as of December 31, 2016 and 2015, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables" was an asset of $435 million and $356 million as of December 31, 2016 and 2015, respectively. See Note 7 for additional information on these reinsurance agreements.

The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $2 million and $1 million as of December 31, 2016 and December 31, 2015, respectively. There was no related reinsurance recoverable.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,610	$(1,580)	$15,030	$(15,030)	$0
Securities purchased under agreements to resell	49,114	0	49,114	(49,114)	0
Total Assets	$65,724	$(1,580)	$64,144	$(64,144)	$0
Offsetting of Financial Liabilities:
Derivatives	$1,416	$(1,416)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$1,416	$(1,416)	$0	$0	$0

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,245	$(364)	$15,881	$(15,157)	$724
Securities purchased under agreements to resell	96,599	0	96,599	(96,599)	0
Total Assets	$112,844	$(364)	$112,480	$(111,756)	$724
Offsetting of Financial Liabilities:
Derivatives	$364	$(364)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$364	$(364)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$258	$554	$(678)
Total qualifying hedges	0	258	554	(678)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	571	0	0	0
Currency	234	0	0	0
Currency/Interest Rate	2,028	0	17	0
Credit	(535)	0	0	0
Equity	786	0	0	0
Embedded Derivatives	87,268	0	0	0
Total non-qualifying hedges	90,352	0	17	0
Total	$90,352	$258	$571	$(678)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$247	$301	$5,492
Total cash flow hedges	0	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	0	0	0
Currency	19	0	0	0
Currency/Interest Rate	2,729	0	55	0
Credit	152	0	0	0
Equity	856	0	0	0
Embedded Derivatives	(2,043)	0	0	0
Total non-qualifying hedges	3,388	0	55	0
Total	$3,388	$247	$356	$5,492

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$(58)	$288	$3,216
Total cash flow hedges	0	(58)	288	3,216
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,713	0	0	0
Currency/Interest Rate	1,445	0	25	0
Credit	(43)	0	0	0
Equity	(720)	0	0	0
Embedded Derivatives	(85,134)	0	0	0
Total non-qualifying hedges	(79,739)	0	25	0
Total	$(79,739)	$(58)	$313	$3,216

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2016, 2015 and 2014, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2013	$(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amounts reclassified into current period earnings	(230)
Balance, December 31, 2014	159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amounts reclassified into current period earnings	(249)
Balance, December 31, 2015	5,651
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	1,534
Amounts reclassified into current period earnings	(2,212)
Balance, December 31, 2016	$4,973

Using December 31, 2016 values, it is estimated that a pre-tax gain of $0.4 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2017, offset by amounts pertaining to the hedged items. As of December 31, 2016 and 2015, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2016 and 2015.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2016 and 2015, the Company had $3 million and $7 million of outstanding notional amounts reported at fair value as a liability of $0.3 million and an asset of $0.0 million, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2016, there was no outstanding balance on these commitments. As of December 31, 2015, the outstanding balance on these commitments was $4 million. The Company has

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2016 and 2015, $14 million and $5 million, respectively, of these commitments were outstanding.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million.

Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties.

Alex Perea v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that Defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (RICO)) and New Jersey law (Consumer Fraud Act), and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the Complaint. In February 2017, the Amended Complaint was withdrawn with prejudice.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the United States Securities and Exchange Commission, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities for certain separate account investments. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial intends to complete the remediation process. The remediation plan remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

12.    REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), its parent companies, Pruco Life and Prudential Insurance, third parties and participated in reinsurance with its affiliate Pruco Re through March 31, 2016. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate its capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2016	2015
	(in thousands)
Reinsurance recoverables	$2,252,049	$1,634,696
Policy loans	(15,118)	(12,989)
Deferred policy acquisition costs	(687,042)	(252,795)
Deferred sales inducements	(58,062)	0
Other assets	20,880	0
Other liabilities	39,231	47,421

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty are broken out below:

	Reinsurance Recoverables
	December 31, 2016	December 31, 2015
	(in thousands)
Prudential Insurance	$778,958	$30,079
PAR U	725,572	560,188
PARCC	497,638	496,591
PAR Term	163,330	142,068
Term Re	73,895	37,391
Pruco Life	10,142	29,796
Pruco Re	0	336,653
Unaffiliated	2,514	1,930
Total reinsurance recoverables	$2,252,049	$1,634,696

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2016	2015	2014
	(in thousands)
Premiums:
Direct	$217,375	$205,978	$193,928
Ceded	(252,050)	(190,987)	(179,605)
Net premiums	(34,675)	14,991	14,323
Policy charges and fee income:
Direct	273,121	314,357	287,766
Ceded(1)	(206,575)	(116,822)	(106,680)
Net policy charges and fee income	66,546	197,535	181,086
Net investment income:
Direct	72,561	69,371	68,364
Ceded	(536)	(480)	(492)
Net investment income	72,025	68,891	67,872
Asset administration fees:
Direct	34,847	38,370	38,264
Ceded	(20,489)	0	0
Net asset administration fees	14,358	38,370	38,264
Realized investment gains (losses), net:
Direct	89,216	51,989	(398,154)
Ceded	(788)	(46,236)	324,884
Realized investment gains (losses), net	88,428	5,753	(73,270)
Policyholders’ benefits (including change in reserves):
Direct	289,066	250,487	226,854
Ceded(2)	(287,081)	(223,088)	(200,249)
Net policyholders’ benefits (including change in reserves)	1,985	27,399	26,605
Interest credited to policyholders’ account balances:
Direct	55,928	61,665	56,615
Ceded	(12,000)	(11,618)	(10,785)
Net interest credited to policyholders’ account balances	43,928	50,047	45,830
Net reinsurance expense allowances, net of capitalization and amortization	(78,200)	(27,102)	(38,881)

(1)	"Policy charges and fee income ceded" includes $(3) million of unaffiliated activity for each of the years ended December 31, 2016, 2015 and 2014.

(2)
"Policyholders' benefits (including change in reserves) ceded" includes $(0.8) million, $(2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2016	2015	2014
	(in thousands)
Gross life insurance face amount in force	$129,865,065	$122,191,480	$114,395,367
Reinsurance ceded	(118,390,153)	(111,392,626)	(103,951,166)
Net life insurance face amount in force	$11,474,912	$10,798,854	$10,444,201

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective April 1, 2016 the Company has entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuity Recapture.

PAR U

Effective July 1, 2011, the Company reinsures an amount equal to 95% of all risks associated with its universal life policies with PAR U.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Pruco Life

The Company reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.

Pruco Re

Through March 31, 2016, the Company entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

13.    EQUITY
Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2013	$68	$17,033	$17,101
Change in other comprehensive income before reclassifications	(125)	30,963	30,838
Amounts reclassified from AOCI	0	(5,242)	(5,242)
Income tax benefit (expense)	44	(9,002)	(8,958)
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in other comprehensive income before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	0	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781
Change in other comprehensive income before reclassifications	(1)	(1,738)	(1,739)
Amounts reclassified from AOCI	0	2,324	2,324
Income tax benefit (expense)	0	(205)	(205)
Balance, December 31, 2016	$(70)	$12,231	$12,161

(1)	Includes cash flow hedges of $5 million, $6 million and $0.2 million as of December 31, 2016, 2015 and 2014, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$2,212	$249	$230
Net unrealized investment gains (losses) on available-for-sale securities (4)	(4,536)	1,453	5,012
Total net unrealized investment gains (losses)	(2,324)	1,702	5,242
Total reclassifications for the period	$(2,324)	$1,702	$5,242

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)
Net investment gains (losses) on investments arising during the period	13	0	0	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	77	0	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(30)	11	(19)
Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	0	0	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	0	0	(2)	4
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	744	0	(260)	484
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	18	(6)	12
Balance, December 31, 2015	$211	$193	$140	$(191)	$353
Net investment gains (losses) on investments arising during the period	(13)	0	0	5	(8)
Reclassification adjustment for (gains) losses included in net income	(51)	0	0	18	(33)
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(20)	0	7	(13)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(17)	6	(11)
Balance, December 31, 2016	$147	$173	$123	$(155)	$288

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198
Net investment gains (losses) on investments arising during the period	32,609	0	0	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	0	0	1,830	(3,400)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(4,521)	0	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	2,816	(985)	1,831
Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	0	0	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	0	0	598	(1,110)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	10,509	0	(3,678)	6,831
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(4,385)	1,535	(2,850)
Balance, December 31, 2015	$22,795	$(5,666)	$557	$(6,189)	$11,497
Net investment gains (losses) on investments arising during the period	(1,856)	0	0	650	(1,206)
Reclassification adjustment for (gains) losses included in net income	(2,273)	0	0	796	(1,477)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	4,718	0	(1,653)	3,065
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	98	(34)	64
Balance, December 31, 2016	$18,666	$(948)	$655	$(6,430)	$11,943

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $0.1 million for each of the years ended December 31, 2016, 2015 and 2014. The expense charged to the Company for the deferred compensation program was $0.9 million, $0.8 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million for each of the years ended December 31, 2016, 2015 and 2014.

The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $3 million, $3 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2016, 2015 and 2014.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $71 million, $73 million and $83 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1,992 million at December 31, 2016 and $1,660 million at December 31, 2015. Fees related to these COLI policies were $23 million, $26 million and $26 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million, $3 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $26 million and $25 million as of December 31, 2016 and December 31, 2015. "Net investment income" related to these ventures includes a gain of $1 million, $0.2 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and Prudential Investments LLC ("Prudential Investments") whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTISI and Prudential Investments related to this agreement was $26 million, $30 million and $31 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company has a revenue sharing agreement with Prudential Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $8 million, $8 million and $7 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Affiliated Notes Receivable

Affiliated notes receivable included in “Other assets” at December 31, were as follows:

	Maturity Dates			Interest Rates			2016	2015
							(in thousands)
U.S. Dollar floating rate notes	2025	-	2026	1.36%	-	1.77%	$0	$5,469
U.S. Dollar fixed rate notes	2026	-	2028	0.00%	-	14.85%	9,866	4,986
Euro-denominated fixed rate notes			2025			2.30%	0	2,022
Total long-term notes receivable - affiliated(1)							$9,866	$12,477

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $0.0 million and $0.1 million at December 31, 2016 and 2015, respectively, and is included in “Other assets”. Revenues related to these loans were $0.4 million, $0.5 million and $0.7 million for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in “Other income”.

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2016 and 2015, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss), Net of Tax
						(in thousands)
Prudential Insurance	March 2015	Purchase	Fixed Maturities & Trading Account Assets	$24,301	$20,449	$(2,504)	$0

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company reassigned all the remaining debt to Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2016	Amount of Notes- December 31, 2015	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	12/16/2011	$0	$11,000			3.61%			12/16/2016
Prudential Financial	11/15/2013	0	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	0	23,000			3.19%			12/15/2020
Prudential Financial	12/15/2014	0	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	0	23,000			3.14%			12/15/2021
Prudential Financial	9/21/2015	0	26,000	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	0	1,000			2.85%			12/16/2020
Prudential Financial	12/16/2015	0	18,000			3.37%			12/16/2022
Total Loans Payable to Affiliates		$0	$116,000

The total interest expense to the Company related to loans payable to affiliates was $1 million, $3 million and $3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Contributed Capital and Dividends

In March of 2016, the Company received capital contributions in the amount of $1 million from Pruco Life. For the years ended December 31, 2015 and 2014, the Company did not receive any capital contributions.

In April of 2016, the Company paid a dividend in the amount of $241 million to Pruco Life. For the year ended December 31, 2015, the Company did not pay any dividends. In June of 2014, the Company paid a dividend in the amount of $80 million to Pruco Life.

Reinsurance with affiliates

As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2016 and 2015 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2016
Total revenues	$51,394	$103,908	$32,734	$21,050
Total benefits and expenses	110,320	(30,707)	19,897	16,141
Income (loss) from operations before income taxes	(58,926)	134,615	12,837	4,909
Net income (loss)	$(44,031)	$106,967	$13,243	$3,021
2015
Total revenues	$71,645	$132,445	$29,205	$94,740
Total benefits and expenses	74,048	51,084	76,568	36,908
Income (loss) from operations before income taxes	(2,403)	81,361	(47,363)	57,832
Net income (loss)	$(1,933)	$64,308	$(37,072)	$50,761

The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 14 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 23, 2017

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the sub-accounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2016; the Statement of Operations for the period ended December 31, 2016; the Statement of Charges in Net Assets for the periods ended December 31, 2016 and December 31, 2015, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) and its subsidiary consisting of the Statements of Financial Position as of December 31, 2016 and 2015; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2016, 2015, and 2014; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 4)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 7)

(b)(1)	Specimen Affiliated Insurer Amendment to Selling Agreement. (Note 2)

(b)(2)	List of Broker Dealers selling under original Selling Agreement. (Note 11)

(b)(3)	List of Broker Dealers that executed Amendment to Selling Agreement. (Note 11)

(4)(a)	Form of Advisor Series issued under annuity contract (including schedule page) P-CR/INDNY (2/10). (Note 10)

(b)	Form of Return of Adjusted Purchase Payments Death Benefit Rider P-RID-ROP NY (02/10). (Note 2)

(c)	Form of Return of Adjusted Purchase Payments Death Benefit Schedule Rider P-SCH-ROP NY (02/10). (Note 2)

(d)	Form of Highest Anniversary Value Death Benefit Rider P-RID-HAV NY (02/10). (Note 2)

(e)	Form of Highest Anniversary Value Death Benefit Schedule Supplement P-SCH-HAV NY (02/10). (Note 2)

(f)	Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). (Note 2)

(g)	Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). (Note 2)

(h)	Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). (Note 2)

(i)	Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). (Note 2)

(j)	Form of Highest Daily Lifetime 6 Plus Benefit Rider (P-RID-HD6-NY (02/10). (Note 2)

(k)	Form of Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-NY (02/10)). (Note 2)

(l)	Form of Highest Daily GRO II Benefit rider (P-RID-HD GRO-NY 11/09). (Note 8)

(m)	Form of Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-NY11/09). (Note 8)

(n)	Form of Gro Plus II benefit rider (P-RID-GRO NY (02/10). (Note 2)

(o)	Form of Gro Plus II benefit schedule (P-SCH-GRO NY (02/10). (Note 2)

(p)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(8/10)-NY). (Note 12)

(q)	Highest Daily Lifetime Income Benefit Rider (P-RID-HD(1/11)-NY). (Note 13)

(r)	Highest Daily Lifetime Income Benefit Schedule Supplement (P-SCH-HD(1/11)-NY). (Note 13)

(s)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-HAB-7-12)-NY. (Note 14)

(t)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-R-HD-8-12)NY. (Note 14)

(u)	Form of Highest Daily Lifetime Income Benefit 2.0 rider (P-RID-HD-7-12)NY. (Note 14)

(v)	Form of Highest Daily Lifetime Income Benefit 2.0 schedule (P-SCH-R-HD-HAB-8-12)NY. (Note 14)

(w)	Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13)-NY (includes schedule pages P-SCH-R-HD(2-13)-NY. (Note 15)

(x)	Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY (includes schedule pages P-SCH-R-HD-HAB)-NY. (Note 15)

(y)	Amendatory Tax Endorsement. (Note 17)

(5)(a)	Application form for the Contract P-RIAVAA NY (02/10). (Note 10)

(b)	Application form for the Contract P-RIAIBVAA NY (02/10). (Note 10)

(c)	Application form for the Contract P-RIAVAA (7/12) NY. (Note 14)

(d)	Form of Applications for the Contract ORD202827-NY Rev (2/13) and Beneficiary Contract ORD202863-NY. (Note 15)

(6)(a)	Articles of Incorporation of Pruco Life of New Jersey Insurance Company, as amended through October 19, 1993. (Note 4)

(b)	By-laws of Pruco Life Insurance Company of New Jersey, as amended through May 6, 1997. (Note 5)

(c)	Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 16)

(7)	Copy of Coinsurance Agreement between Depositor and: Pruco Reinsurance Ltd for HDI 2.0. (Note 17)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of AST Fund Participation Agreement. (Note 2)

(b)	Copy of Franklin Templeton Fund Participation Agreement. (Note 2)

(c)	Copy of ProFunds Fund Participation Agreement. (Note 10)

(d)	Shareholder Information Agreement (Sample Rule 22C-2). (Note 6)

(8)(e)	Amendment to Fund Participation Agreement. (Note 17)

(9)	Opinion of Counsel. (Note 9)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney.

(a)	Power of Attorney for John Chieffo (Note 1)

(b)	Power of Attorney for Christine Knight (Note 1)

(c)	Power of Attorney for Bernard J. Jacob (Note 1)

(d)	Power of Attorney for Richard F. Lambert (Note 1)

(e)	Power of Attorney for Lori D. Fouché (Note 1)

(f)	Power of Attorney for Kent D. Sluyter (Note 1)

(g)	Power of Attorney for Kenneth Y. Tanji (Note 1)

(Note 1)	Filed Herewith.

(Note 2)	Incorporated by reference to Pre-effective Amendment No. 1 to 333-162678, filed February 3, 2010 on behalf of the Pruco Life of New Jersey Premium Flexible Variable Annuity Account.

(Note 3)	Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Post-effective No. 12 to Registration No. 033-20018 filed April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Real Property Account.

(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6)
Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7)
Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8)	Incorporated by reference to Post-Effective Amendment No. 24, Registration No. 333-131035 filed August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9)	Incorporated by reference to Form N-4, Registration No. 333-162676, filed October 26, 2009 on behalf of Pruco Life of New Jersey Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162676, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11)
Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 333-162676, filed July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Post-Effective Amendment No. 5 to Registration No. 333-162676, filed December 20, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-Effective Amendment No.12 to Registration No. 333-162676, filed July 31, 2012 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No.16 to Registration No. 333-162676, filed February 13, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16)	Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013. on behalf of Pruco Life Insurance Company of New Jersey.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 17 to Registration No. 333-162676, filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Lori D. Fouché One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Theresa M. Dziedzic 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President, Chief Actuary, and Appointed Actuary
Bernard J. Jacob 751 Broad Street Newark, New Jersey 07102-3714	Director
Richard F. Lambert 751 Broad Street Newark, New Jersey 07102-3714	Director
James M. O’Connor 751 Broad Street Newark, New Jersey 07102-3714	Senior Vice President and Actuary
Kent D. Sluyter 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable AnnuityContract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 17, 2017, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11,

(separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2017, there were 15 Qualified contract owners and 16 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Gary A. Hogard 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Director
Timothy S. Cronin One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Chief Operating Officer and Vice President
Richard J. Hoffman 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Secretary and Chief Legal Officer
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Michael A. Pignatella One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c) Commissions received by PAD during 2016 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$71,182,724.72	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 10th day of April 2017.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	/s/ Lori D. Fouché*
Lori D. Fouché President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
/s/ Lori D. Fouché*	Director, President and Chief Executive Officer	April 10, 2017
Lori D. Fouché
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 10, 2017
John Chieffo
Christine Knight*	Director	April 10, 2017
Christine Knight
Kenneth Y. Tanji*	Director	April 10, 2017
Kenneth Y. Tanji
Bernard J. Jacob*	Director	April 10, 2017
Bernard J. Jacob
Richard F. Lambert*	Director	April 10, 2017
Richard F. Lambert
Kent D. Sluyter*	Director	April 10, 2017
Kent D. Sluyter

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.

(13)	Powers of Attorney.
(13)(a)    Power of Attorney for John Chieffo
(13)(b)    Power of Attorney for Christine Knight
(13)(c)    Power of Attorney for Bernard J. Jacob
(13)(d)    Power of Attorney for Richard F. Lambert
(13)(e)    Power of Attorney for Lori D. Fouché
(13)(f)    Power of Attorney for Kent D. Sluyter
(13)(g)    Power of Attorney for Kenneth Y. Tanji